   As filed with the Securities and Exchange Commission on December 20, 1996
                          File No. 33-12113, 811-5028



                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]

                        Post-Effective Amendment No. 32                    [X]
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]

                               Amendment No. 36                            [X]


                                  PIMCO Funds
               (Exact Name of Registrant as Specified in Charter)

                            840 Newport Center Drive
                        Newport Beach, California 92660
              (Address of Principal Executive Offices) (Zip Code)
              Registrant's Telephone Number, including Area Code:
                                 (714) 760-4867

          Robert W. Helm, Esq.             R. Wesley Burns
          Dechert Price & Rhoads           Pacific Investment Management Company
          1500 K Street, N.W.              840 Newport Center Drive
          Washington, D.C. 20005           Newport Beach, California 92660

                    (Name and Address of Agent for Service)



  It is proposed that this filing will become effective (check appropriate box):

    [_]  immediately upon filing pursuant to paragraph (b)

    [X]  on January 14, 1997 pursuant to paragraph (b)

    [_]  60 days after filing pursuant to paragraph (a)

    [_]  on       (date)      pursuant to paragraph (a)(2) of Rule 485

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


------------------------------------------------------------------------------

                                Proposed Maximum
                                Offering
Title of        Number          Price per            Proposed      Amount of
Securities      of Shares       Share (within        Maximum       Registration
Being           Being           15 days of           Offering      Fee
Registered      Registered      filing)              Price
------------------------------------------------------------------------------

Shares of       Indefinite*     N/A                  N/A           N/A
Beneficial
Interest,
Par Value
$.0001


* Registrant has elected to register an indefinite number of shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed the Notice required by Rule 24f-2 on May 30, 1996.

                             CROSS-REFERENCE SHEET
                              REQUIRED BY RULE 495
                        UNDER THE SECURITIES ACT OF 1933


       The enclosed Prospectuses, Statement of Additional Information, and Part C relate to PIMCO Funds (the "Trust"), an investment company currently consisting of 19 separate series (the "Funds").



                                     PART A

            Institutional Class and Administrative Class Prospectus

                       Information Required in Prospectus
                       ----------------------------------


Item Number                             Heading
-----------                             -------

    1                          Cover Page

    2                          Prospectus Summary, Expense Information

    3                          Financial Highlights

    4                          Investment Objectives and Policies;
                               Characteristics and Risks of Securities and Investment Techniques; Other Information

    5                          Management of the Trust

    5A                         Information Contained in Registrant's
                               Annual Report

    6                          Dividends, Distributions and Taxes;
                               Other Information

    7                          Purchase of Shares; Net Asset Value

    8                          Redemption of Shares

    9                          Not Applicable

                                     PART A

                    Class A, Class B, and Class C Prospectus

                       Information Required in Prospectus
                       ----------------------------------


    Item Number                         Heading
    -----------                         -------

        1                      Cover Page

        2                      Schedule of Fees

        3                      Financial Highlights

        4                      Investment Objectives and Policies;
                               Characteristics and Risks of Securities and Investment Techniques

        5                      Management of the Trust

        5A                     Information Contained in Registrant's
                               Annual Report

        6                      Distributions; Taxes; Description of
                               the Trust

        7 How to Buy Shares; General; Alternative Purchase Arrangements; Exchange Privilege; Distributor and Distribution and Servicing Plans; How Net Asset Value is Determined

        8                      How to Redeem

        9                      Not Applicable

                                    PART B

          Information Required in Statement of Additional Information
          -----------------------------------------------------------


   Item Number                         Heading
   -----------                         -------

       10                      Cover Page

       11                      Table of Contents

       12                      Not Applicable

       13                      Investment Objectives and Policies; Investment
                               Restrictions

       14                      Trustees and Officers

       15                      Voting Rights

       16 Management of the Trust; Distribution of Trust Shares; Custodian, Transfer Agent and Dividend Disbursing Agent

       17                      Portfolio Transactions and Brokerage

       18                      Other Information

       19                      Distribution of Trust Shares; Net Asset Value

       20                      Taxation

       21                      Distribution of Trust Shares

       22                      Performance Information

       23                      Financial Statements

                      SUPPLEMENT DATED DECEMBER 20, 1996
                     TO THE PROSPECTUS DATED JUNE 15, 1996

                             FINANCIAL HIGHLIGHTS
      For a Share Outstanding throughout the Period Indicated (Unaudited)


                                                       June 28, 1996
                                                (commencement of operations)
                                                          through
                                                     September 30, 1996
                                                     ------------------

                                                       PIMCO Strategic
Selected Per Share Data                                 Balanced Fund
-----------------------                                ---------------
Net Asset Value, Beginning of Period                       $  10.00

Income from Investment Operations

Net Investment Income                                          0.20
Net Realized/Unrealized Gain on Investments                    0.15
                                                               ----
     Total Income from Investment Operations                   0.35

Net Asset Value, End of Period                             $  10.35

Total Return                                                   3.50%

Net Assets, End of Period (000's)                          $ 10,378

Ratio of Expenses to Average Net Assets                        0.64%+

Ratio of Invest Investment Income to Average Net Assets        7.73%+

Portfolio Turnover Rate                                       36.75%


+ Annualized

                                                                            LOGO


PIMCO FUNDS
Pacific Investment Management Series

FIXED INCOME FUNDS
Money Market Fund
Short-Term Fund
Low Duration Fund
Low Duration Fund II
Low Duration Fund III
Moderate Duration Fund
High Yield Fund
Total Return Fund
Total Return Fund II
Total Return Fund III
Commercial Mortgage Securities Fund
Long-Term U.S. Government Fund
Foreign Bond Fund
Global Bond Fund
Global Bond Fund II
International Bond Fund

EQUITY FUNDS
StocksPLUS Fund
StocksPLUS Short Strategy Fund

BALANCED FUNDS
Strategic Balanced Fund

                                                                      PROSPECTUS

--------------------------------------------------------------------------------
                                                                January 14, 1997

                                                                    PIMCO FUNDS
                                  PROSPECTUS
                               January 14, 1997

  PIMCO Funds (the "Trust") is an open-end management investment company ("mutual fund") consisting of nineteen separate investment portfolios (the "Funds"). Each Fund has its own investment objective and policies. The Trust is designed to provide access to the professional investment management services offered by Pacific Investment Management Company ("PIMCO"), which serves as investment adviser to the Funds.

  The PIMCO Funds described in this Prospectus are as follows:

    FIXED INCOME FUNDS             EQUITY FUNDS              BALANCED FUNDS
    Money Market Fund*             StocksPLUS Fund           Strategic
    Short-Term Fund                                          Balanced Fund
                                   StocksPLUS Short Strategy Fund
    Low Duration Fund
    Low Duration Fund II
    Low Duration Fund III
    Moderate Duration Fund
    High Yield Fund
    Total Return Fund
    Total Return Fund II
    Total Return Fund III
    Commercial Mortgage Securities Fund
    Long-Term U.S. Government Fund
    Foreign Bond Fund
    Global Bond Fund
    Global Bond Fund II
    International Bond Fund

  Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of the Funds' investments will change, the investment returns and net asset value per share of each Fund also will vary.

  Each Fund offers two classes of shares in this Prospectus: the "Institutional Class" and the "Administrative Class." Through a separate prospectus, the Funds offer three additional classes of shares, Class A shares, Class B shares and Class C shares. See "Other Information--Multiple Classes of Shares." Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, other institutions. They also are offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investment in the Funds. Shares of the Administrative Class are offered primarily through employee benefit plan alliances and each Fund pays service fees to such entities for services they provide to shareholders of that Class. Administrative Class shares of certain Funds are not currently available for investment. Shares of each class of the Funds are offered for sale at the relevant next determined net asset value for that class with no sales charge. Shares of the PIMCO International Bond Fund are offered only to private account clients of PIMCO.

  THE PIMCO HIGH YIELD FUND MAY INVEST ALL OF ITS ASSETS, AND THE PIMCO COMMERCIAL MORTGAGE SECURITIES FUND MAY INVEST UP TO 35% OF ITS ASSETS, IN JUNK BONDS, WHICH ARE SUBJECT TO HIGH RISK, AND SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THESE FUNDS. SEE "CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES ("JUNK BONDS")."

  Each of the Funds, except the PIMCO Money Market Fund, may invest all of its assets in derivative instruments, some of which may be particularly sensitive to changes in prevailing interest rates. Unexpected changes in interest rates may adversely affect the value of a Fund's investments in particular derivative instruments.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. It should be read and retained for ready reference to information about the Funds. A Statement of Additional Information, dated January 14, 1997, as supplemented from time to time, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing or calling:
                       PIMCO Funds
                       840 Newport Center Drive, Suite 360
                       Newport Beach, CA 92660
                       Telephone: (800) 927-4648 (Current Shareholders)
                               (800) 800-0952 (New Accounts)

* INVESTMENT IN THE PIMCO MONEY MARKET FUND (OR IN ANY OTHER FUND) IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
  EXCHANGE COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION,  NOR  HAS  THE
   SECURITIES AND  EXCHANGE COMMISSION  OR ANY  STATE SECURITIES  COMMISSION
    PASSED  UPON  THE  ACCURACY  OR   ADEQUACY  OF  THIS  PROSPECTUS.   ANY
     REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
   Prospectus Summary......................................................   3
   Expense Information.....................................................   6
   Financial Highlights....................................................   8
   Investment Objectives and Policies......................................  12
   Investment Restrictions.................................................  19
   Characteristics and Risks of Securities and Investment Techniques.......  21
   Management of the Trust.................................................  31
   Purchase of Shares......................................................  33
   Redemption of Shares....................................................  35
   Portfolio Transactions..................................................  37
   Net Asset Value.........................................................  37
   Dividends, Distributions and Taxes......................................  38
   Other Information.......................................................  39
   Appendix A--Description of Duration..................................... A-1
   Appendix B--Description of Securities Ratings........................... B-1

                                                                    PIMCO FUNDS
                              PROSPECTUS SUMMARY

  PIMCO Funds (the "Trust") is an open-end management investment company ("mutual fund"), organized as a Massachusetts business trust on February 19, 1987. The Trust consists of nineteen separate investment portfolios (the "Funds").

                           COMPARISON OF PIMCO FUNDS
  The following chart provides general information about each of the PIMCO Funds. It is qualified in its entirety by the more complete descriptions of the Funds appearing elsewhere in this Prospectus.

 FIXED INCOME FUNDS   PRIMARY INVESTMENTS        DURATION     CREDIT QUALITY/1/ FOREIGN/2/
------------------------------------------------------------------------------------------
 Money Market         Money market instruments   Less than or Min 95% Aaa or    0%
                                                 equal to     Prime 1; less
                                                 90 days      than or equal to
                                                 dollar-      5% Aa or
                                                 weighted     Prime 2
                                                 average
                                                 maturity
------------------------------------------------------------------------------------------
 Short-Term           Money market instruments   0-1 yr       B to Aaa; max     0-5%
                      and short maturity                      10% below Baa
                      fixed income securities
------------------------------------------------------------------------------------------
 Low Duration         Short and intermediate     1-3 yrs      B to Aaa; max     0-20%
                      maturity fixed income                   10% below Baa
                      securities
------------------------------------------------------------------------------------------
 Low Duration II      Same as Low Duration       1-3 yrs      A to Aaa          0%
                      Fund, with quality and
                      foreign issuer
                      restrictions
------------------------------------------------------------------------------------------
 Low Duration III     Same as Low Duration       1-3 yrs      B to Aaa; max     0-20%
                      Fund, with prohibitions                 10% below Baa
                      on firms engaged in
                      socially sensitive
                      practices
------------------------------------------------------------------------------------------
 Moderate Duration    Short and intermediate     2-4 yrs      B to Aaa; max     0-20%
                      maturity fixed income                   10% below Baa
                      securities
------------------------------------------------------------------------------------------
 High Yield           Higher yielding fixed      2-6 yrs      B to Aaa; min     0%
                      income securities                       65% below Baa
------------------------------------------------------------------------------------------
 Total Return         Intermediate maturity      3-6 yrs      B to Aaa; max     0-20%
                      fixed income securities                 10% below Baa
------------------------------------------------------------------------------------------
 Total Return II      Same as Total Return       3-6 yrs      Baa to Aaa        0%
                      Fund, with quality and
                      foreign issuer
                      restrictions
------------------------------------------------------------------------------------------
 Total Return III     Same as Total Return       3-6 yrs      B to Aaa; max     0-20%
                      Fund, with prohibitions                 10% below Baa
                      on engaged in
                      socially sensitive
                      practices
------------------------------------------------------------------------------------------
 Commercial Mortgage  Commercial mortgage-       3-8 yrs      B to Aaa; max     0%
 Securities           backed securities                       35% below Baa
------------------------------------------------------------------------------------------
 Long-Term U.S.       Long-term maturity fixed   Greater than A to Aaa          0%
 Government           income securities          or equal to
                                                 8 yrs

------------------------------------------------------------------------------------------
 Foreign Bond         Intermediate maturity      3-6 yrs      B to Aaa; max     Greater
                      foreign fixed income                    10% below Baa     than or
                      securities                                                equal to
                                                                                85%
------------------------------------------------------------------------------------------
 Global Bond          Intermediate maturity      3-8 yrs      B to Aaa; max     25-75%
                      U.S. and foreign fixed                  10% below Baa
                      income securities
------------------------------------------------------------------------------------------
 Global Bond II       Intermediate maturity      3-6 yrs      B to Aaa; max     25-75%
                      U.S. and foreign fixed                  10% below Baa
                      income securities
------------------------------------------------------------------------------------------
 International Bond   Foreign fixed income       0-8 yrs      Baa to Aaa        Greater
                      securities (Fund offered                                  than or
                      only to PIMCO private                                     equal to
                      account clients)                                          65%
------------------------------------------------------------------------------------------

 EQUITY FUNDS         PRIMARY INVESTMENTS        DURATION     CREDIT QUALITY/1/ FOREIGN/2/
------------------------------------------------------------------------------------------
 StocksPLUS           S&P 500 stock index        0-1 yr       B to Aaa; max     0-20%
                      derivatives backed by a                 10% below Baa
                      portfolio of short-term
                      fixed income securities
------------------------------------------------------------------------------------------
 StocksPLUS Short     Inversely correlated S&P   0-1 yr       B to Aaa; max     0-20%
 Strategy             500 derivatives backed                  10% below Baa
                      by a portfolio of short-
                      term fixed income
                      securities
------------------------------------------------------------------------------------------

 BALANCED FUNDS       PRIMARY INVESTMENTS        DURATION     CREDIT QUALITY/1/ FOREIGN/2/
------------------------------------------------------------------------------------------
 Strategic Balanced   Same as Total Return and   0-6 yrs      B to Aaa; max     0-20%
                      StocksPLUS Funds                        10% below Baa
                      according to PIMCO's
                      allocation strategy
------------------------------------------------------------------------------------------

/1/ As rated by Moody's Investors Services, Inc., or if unrated, determined to be of comparable quality.

/2/ Percentage limitations relate to foreign currency-denominated securities for all Funds except the PIMCO Foreign Bond, Global Bond, Global Bond II and International Bond Funds. Percentage limitations for these three Funds relate to securities of foreign issuers, denominated in any currency. Each Fund (except the Low Duration II and Total Return II Funds) may invest beyond these limits in U.S. dollar-denominated securities of foreign issuers. Neither the Low Duration Fund II nor the Total Return Fund II may invest in any securities of foreign issuers.

                      INVESTMENT OBJECTIVES OF PIMCO FUNDS

  The investment objective of each of the PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. The investment objective of the PIMCO Global Bond Fund II is to seek maximum total return, consistent with the preservation of capital. The investment objective of each of the remaining Fixed Income Funds and the PIMCO Strategic Balanced Fund is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The investment objective of the PIMCO StocksPLUS Fund is to seek to achieve a total return which exceeds the total return performance of the Standard & Poor's Composite Stock Price Index ("S&P 500"). The investment objective of the PIMCO StocksPLUS Short Strategy Fund is to seek total return through the implementation of short investment positions on the S&P 500 Index.

                      INVESTMENT RISKS AND CONSIDERATIONS

  The following are some of the primary risks relevant to an investment in the Funds and to the securities in which the Funds invest. Investors should read the Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds. The value of all securities and other instruments held by the Funds will vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary, except that the PIMCO Money Market Fund shall attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that the Fund will be successful in doing so. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. The value of fixed income securities can be expected to vary inversely with changes in prevailing interest rates, i.e., as interest rates rise, market value tends to decrease, and vice versa. In addition, certain of the Funds may invest in securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P"). Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies.

  Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. Certain Funds may sell securities short, which exposes the Fund to a risk of loss if the value of the security sold short should increase.

  All Funds (except the PIMCO Money Market Fund) may use derivative instruments, consisting of futures, options, options on futures, and swap agreements, for hedging purposes or as part of their investment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securities being hedged and the value of the particular derivative instrument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particular derivative instruments.

  The Funds offer their shares to both retail and institutional investors. Institutional shareholders, some of whom also may be investment advisory clients of PIMCO, may hold large positions in certain of the Funds. Such shareholders may on occasion make large redemptions of their holdings in the Funds to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions from some Funds could require the Adviser to liquidate portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause a Fund to realize capital gains.

  The PIMCO Commercial Mortgage Securities, Foreign Bond, Global Bond, Global Bond II, and International Bond Funds are "non-diversified" for purposes of the Investment Company Act of 1940, meaning that they may invest a greater percentage of their assets in the securities of one issuer than the other Funds. As "non-diversified" portfolios, these Funds may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified portfolio might be. See "Investment Objectives and Policies" and "Characteristics and Risks of Securities and Investment Techniques" for additional information.

                                                                     PIMCO FUNDS

                   INVESTMENT ADVISER AND FUND ADMINISTRATOR

  Pacific Investment Management Company ("PIMCO") serves as investment adviser ("Adviser") to the Trust, and also serves as the Trust's administrator. The Adviser is an investment management firm established in 1971 that had
approximately $   billion of assets under management as of November 30, 1996.
The Adviser is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"), which
had approximately $   billion of assets under management as of November 30,
1996. See "Management of the Trust."

                               PURCHASE OF SHARES

  This Prospectus describes two classes of shares of each Fund: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by institutional investors. They also are offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investment in the Funds. Shares of the Administrative Class are offered primarily through employee benefit plan alliances and each Fund pays service fees to such entities for services they provide to shareholders of that class. Administrative Class shares of certain Funds are not currently available for investment.

  Shares of the Institutional Class and Administrative Class of the Funds are offered at the relevant next determined net asset value with no sales charge. The minimum initial investment for shares of either class is $5,000,000. Shares of either class may also be offered to clients of the Adviser, and its affiliates. Shares of the PIMCO International Bond Fund are offered only to private account clients of PIMCO. See "Purchase of Shares."

                           REDEMPTIONS AND EXCHANGES

  Institutional Class and Administrative Class shares of each Fund may be redeemed without cost at the relevant net asset value per share of the class of that Fund next determined after receipt of the redemption request. The PIMCO StocksPLUS Short Strategy Fund imposes a redemption fee, payable to the Fund, of 1% on all shares of the Fund held for less than three months. The redemption price may be more or less than the purchase price.

  Institutional Class and Administrative Class shares of any Fund may be exchanged for shares of the same class of any other Fund of the Trust offered generally to the public on the basis of relative net asset values, except that only private account clients of PIMCO may purchase shares of the PIMCO International Bond Fund. Shares of a Fund may also be exchanged for shares of the same class of a series of the PIMCO Funds: Multi-Manager Series, an affiliated mutual fund family, comprised primarily of equity portfolios managed by the subsidiary partnerships of PIMCO Advisors. See "Redemption of Shares."

                          DIVIDENDS AND DISTRIBUTIONS

  Each Fund will distribute dividends from net investment income at least monthly (quarterly in the case of the PIMCO International Bond Fund, PIMCO Strategic Balanced Fund and Equity Funds), and any net realized capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the same class of the same Fund, unless cash payment is requested. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service fees by that class. See "Dividends, Distributions and Taxes."

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES (EACH CLASS):

  Sales Load Imposed on Purchases.......................................... None
  Sales Load Imposed on Reinvested Dividends............................... None
  Redemption Fee:
    StocksPLUS Short Strategy Fund.........................................  1%*
    All Other Funds........................................................ None
  Exchange Fee............................................................. None

*On shares held less than 3 months.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                                ADVISORY ADMINISTRATIVE  TOTAL
   INSTITUTIONAL CLASS SHARES                     FEE         FEE       EXPENSES
   -------------------------------------------- -------- -------------- --------
   Money Market Fund...........................   0.15%       0.20%       0.35%
   Short-Term Fund.............................   0.25        0.20        0.45
   Low Duration Fund...........................   0.25        0.18        0.43
   Low Duration Fund II........................   0.25        0.25        0.50
   Low Duration Fund III.......................   0.25        0.25        0.50
   Moderate Duration Fund......................   0.25        0.25        0.50
   High Yield Fund.............................   0.25        0.25        0.50
   Total Return Fund...........................   0.25        0.18        0.43
   Total Return Fund II........................   0.25        0.25        0.50
   Total Return Fund III.......................   0.25        0.25        0.50
   Commercial Mortgage Securities Fund.........   0.40        0.25        0.65
   Long-Term U.S. Government Fund..............   0.25        0.25        0.50
   Foreign Bond Fund...........................   0.25        0.25        0.50
   Global Bond Fund............................   0.25        0.30        0.55
   Global Bond Fund II.........................   0.25        0.30        0.55
   International Bond Fund.....................   0.25        0.25        0.50
   StocksPLUS Fund.............................   0.40        0.25        0.65
   StocksPLUS Short Strategy Fund..............   0.40        0.25        0.65
   Strategic Balanced Fund.....................   0.40        0.25        0.65

                                                               12B-
                                    ADVISORY ADMINISTRATIVE 1 (SERVICE)  TOTAL
   ADMINISTRATIVE CLASS SHARES        FEE         FEE           FEE     EXPENSES
   -------------------------------  -------- -------------- ----------- --------
   Money Market Fund..............    0.15%       0.20%        0.25%      0.60%
   Short-Term Fund................    0.25        0.20         0.25       0.70
   Low Duration Fund..............    0.25        0.18         0.25       0.68
   Low Duration Fund II...........    0.25        0.25         0.25       0.75
   Low Duration Fund III..........    0.25        0.25         0.25       0.75
   Moderate Duration Fund.........    0.25        0.25         0.25       0.75
   High Yield Fund................    0.25        0.25         0.25       0.75
   Total Return Fund..............    0.25        0.18         0.25       0.68
   Total Return Fund II...........    0.25        0.25         0.25       0.75
   Total Return Fund III..........    0.25        0.25         0.25       0.75
   Commercial Mortgage Securities
    Fund..........................    0.40        0.25         0.25       0.90
   Long-Term U.S. Government Fund.    0.25        0.25         0.25       0.75
   Foreign Bond Fund..............    0.25        0.25         0.25       0.75
   Global Bond Fund...............    0.25        0.30         0.25       0.80
   Global Bond Fund II............    0.25        0.30         0.25       0.80
   International Bond Fund........    0.25        0.25         0.25       0.75
   StocksPLUS Fund................    0.40        0.25         0.25       0.90
   StocksPLUS Short Strategy Fund.    0.40        0.25         0.25       0.90
   Strategic Balanced Fund........    0.40        0.25         0.25       0.90

                                                                     PIMCO FUNDS

  For a more detailed discussion of the Funds' fees and expenses, see "Fund Administrator," "Advisory and Administrative Fees," and "Service Fees" under the caption "Management of the Trust."

EXAMPLE OF FUND EXPENSES:

  An investor would pay the following expenses on a $1,000 investment, assuming
(1) a hypothetical 5% annual return and (2) redemption at the end of each time period:

   INSTITUTIONAL CLASS SHARES                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
   --------------------------------------------- ------ ------- ------- --------
   Money Market Fund............................   $4     $11     $20     $ 44
   Short-Term Fund..............................  $ 5     $14     $25     $ 57
   Low Duration Fund............................  $ 4     $14     $24     $ 54
   Low Duration Fund II.........................  $ 5     $16     $28     $ 63
   Low Duration Fund III........................  $ 5     $16     $28     $ 63
   Moderate Duration Fund.......................  $ 5     $16     $28     $ 63
   High Yield Fund..............................  $ 5     $16     $28     $ 63
   Total Return Fund............................  $ 4     $14     $24     $ 54
   Total Return Fund II.........................  $ 5     $16     $28     $ 63
   Total Return Fund III........................  $ 5     $16     $28     $ 63
   Commercial Mortgage Securities Fund..........  $ 7     $21     $36     $ 81
   Long-Term U.S. Government Fund...............  $ 5     $16     $28     $ 63
   Foreign Bond Fund............................  $ 5     $16     $28     $ 63
   Global Bond Fund.............................  $ 6     $18     $31     $ 69
   Global Bond Fund II..........................  $ 6     $18     $31     $ 69
   International Bond Fund......................  $ 5     $16     $28     $ 63
   StocksPLUS Fund..............................  $ 7     $21     $36     $ 81
   StocksPLUS Short Strategy Fund...............   $7     $21     $36     $ 81
   Strategic Balanced Fund......................  $ 7     $21     $36     $ 81
   ADMINISTRATIVE CLASS SHARES                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
   --------------------------------------------- ------ ------- ------- --------
   Money Market Fund............................   $6     $19     $33     $ 75
   Short-Term Fund..............................  $7      $22     $39     $87
   Low Duration Fund............................  $7      $22     $38     $85
   Low Duration Fund II.........................  $8      $24     $42     $93
   Low Duration Fund III........................  $8      $24     $42     $ 93
   Moderate Duration Fund.......................  $8      $24     $42     $ 93
   High Yield Fund..............................  $ 8     $24     $42     $ 93
   Total Return Fund............................  $7      $22     $38     $85
   Total Return Fund II.........................  $8      $24     $42     $93
   Total Return Fund III........................  $8      $24     $42     $93
   Commercial Mortgage Securities Fund..........  $9      $29     $50     $111
   Long-Term U.S. Government Fund...............  $8      $24     $42     $93
   Foreign Bond Fund ...........................  $8      $24     $42     $93
   Global Bond Fund.............................  $8      $26     $44      $99
   Global Bond Fund II..........................  $8      $26     $44      $99
   International Bond Fund......................  $8      $24     $42     $93
   StocksPLUS Fund..............................  $9      $29     $50     $111
   StocksPLUS Short Strategy Fund...............   $9     $29     $50     $111
   Strategic Balanced Fund......................  $ 9     $29     $50     $111

  The above tables are provided to assist investors in understanding the various expenses which may be borne directly or indirectly in connection with an investment in the Funds. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

                             FINANCIAL HIGHLIGHTS
  The following information regarding selected per share data and ratios for shares of the Funds is part of the Trust's financial statements which are included in the Trust's Annual Report dated March 31, 1996, and Semi-Annual Report dated September 30, 1996, and incorporated by reference in the Statement of Additional Information. The Trust's audited financial statements and selected per share data and ratios appearing below have been examined by Price Waterhouse LLP, independent accountants, whose opinion thereon is also included in the Annual Report, which may be obtained without charge. Information contained in the Trust's Semi-Annual Report is unaudited. Information is presented for each Fund, and Class thereof, of the Trust which had investment operations during the reporting periods. Information regarding the PIMCO Money Market Fund and PIMCO Total Return Fund II reflects the operational history of the Money Market Fund and PIMCO Managed Bond and Income Fund, two former series of PIMCO Funds: Equity Advisors Series, which were reorganized as series of the Trust as of November 1, 1995. On that date, the investment advisory responsibilities of Pacific Mutual Life Insurance Company with respect to the Money Market Fund were assumed by PIMCO. Information for these Funds for each of the five years in the period ended October 31, 1995, has been audited by the Funds' former independent accountants.
  Selected data for a share outstanding throughout each period:

                    NET ASSET             NET REALIZED  TOTAL INCOME DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS DISTRIBUTIONS
 YEAR OR              VALUE      NET     AND UNREALIZED (LOSS) FROM   FROM NET  EXCESS OF NET   FROM NET    IN EXCESS OF
 PERIOD             BEGINNING INVESTMENT GAIN (LOSS) ON  INVESTMENT  INVESTMENT  INVESTMENT     REALIZED    NET REALIZED
 ENDED              OF PERIOD   INCOME    INVESTMENTS    OPERATIONS    INCOME      INCOME     CAPITAL GAINS CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
 Institutional
  Class
 9/30/96*            $           $           $              $          $            $            $              $
 3/31/96               1.00      0.02         0.00          0.02        (0.02)       0.00          0.00          0.00
 10/31/95              1.00      0.06         0.00          0.06        (0.06)       0.00          0.00          0.00
 10/31/94              1.00      0.03         0.00          0.03        (0.03)       0.00          0.00          0.00
 10/31/93              1.00      0.03         0.00          0.03        (0.03)       0.00          0.00          0.00
 10/31/92              1.00      0.04         0.00          0.04        (0.04)       0.00          0.00          0.00
 10/31/91(a)           1.00      0.04         0.00          0.04        (0.04)       0.00          0.00          0.00
 Administrative
  Class
 9/30/96*            $           $           $              $          $            $            $              $
 3/31/96               1.00      0.02         0.00          0.02        (0.02)       0.00          0.00          0.00
 10/31/95(b)           1.00      0.05         0.00          0.05        (0.05)       0.00          0.00          0.00
SHORT-TERM FUND
 Institutional
  Class
 9/30/96*            $           $           $              $          $            $            $              $
 3/31/96               9.79      0.69         0.12          0.81        (0.65)      (0.03)         0.00          0.00
 3/31/95               9.92      0.56        (0.13)         0.43        (0.55)      (0.01)         0.00          0.00
 3/31/94              10.03      0.48        (0.12)         0.36        (0.47)       0.00          0.00          0.00
 3/31/93              10.01      0.37         0.02          0.39        (0.37)       0.00          0.00          0.00
 3/31/92              10.02      0.55         0.00          0.55        (0.55)       0.00         (0.01)         0.00
 3/31/91               9.99      0.77         0.04          0.81        (0.78)       0.00          0.00          0.00
 3/31/90              10.00      0.86        (0.01)         0.85        (0.86)       0.00          0.00          0.00
 3/31/89              10.00      0.81        (0.01)         0.80        (0.80)       0.00          0.00          0.00
 3/31/88(c)           10.00      0.33         0.00          0.33        (0.33)       0.00          0.00          0.00
 Administrative
  Class
 9/30/96*            $           $           $              $          $            $            $              $
 3/31/96(d)            9.98      0.11        (0.07)         0.04        (0.10)       0.00          0.00          0.00
LOW DURATION FUND
 Institutional
  Class
 9/30/96*            $           $           $              $          $            $            $              $
 3/31/96               9.76      0.66         0.21          0.87        (0.68)       0.00          0.00          0.00
 3/31/95              10.04      0.65        (0.30)         0.35        (0.54)       0.00          0.00          0.00
 3/31/94              10.30      0.62        (0.16)         0.46        (0.64)      (0.03)        (0.05)         0.00
 3/31/93              10.20      0.75         0.22          0.97        (0.74)       0.00         (0.13)         0.00
 3/31/92              10.02      0.83         0.25          1.08        (0.82)       0.00         (0.08)         0.00
 3/31/91               9.89      0.89         0.12          1.01        (0.88)       0.00          0.00          0.00
 3/31/90               9.70      0.88         0.20          1.08        (0.88)       0.00         (0.01)         0.00
 3/31/89               9.99      0.89        (0.25)         0.64        (0.90)       0.00         (0.03)         0.00
 3/31/88(e)           10.00      0.74        (0.01)         0.73        (0.74)       0.00          0.00          0.00
 Administrative
  Class
 9/30/96*            $           $           $              $          $            $            $              $
 3/31/96               9.76      0.63         0.21          0.84        (0.65)       0.00          0.00          0.00
 3/31/95(f)            9.67      0.18         0.07          0.25        (0.14)       0.00          0.00          0.00
LOW DURATION FUND
 II
 Institutional
  Class
 9/30/96*            $           $           $              $          $            $            $              $
 3/31/96               9.77      0.66         0.04          0.70        (0.60)      (0.03)         0.00          0.00
 3/31/95               9.94      0.62        (0.16)         0.46        (0.58)      (0.03)         0.00          0.00
 3/31/94              10.25      0.60        (0.28)         0.32        (0.58)       0.00         (0.05)         0.00
 3/31/93              10.04      0.63         0.25          0.88        (0.64)       0.00         (0.03)         0.00
 3/31/92(g)           10.00      0.28         0.03          0.31        (0.27)       0.00          0.00          0.00
HIGH YIELD FUND
 Institutional
  Class
 9/30/96*            $           $           $              $          $            $            $              $
 3/31/96              10.42      1.04         0.54          1.58        (1.01)       0.00         (0.05)         0.00
 3/31/95              10.52      0.99        (0.12)         0.87        (0.93)      (0.02)         0.00         (0.02)
 3/31/94              10.41      0.90         0.18          1.08        (0.90)       0.00         (0.07)         0.00
 3/31/93(h)           10.00      0.24         0.41          0.65        (0.24)       0.00          0.00          0.00
 Administrative
  Class
 9/30/96*            $           $           $              $          $            $            $              $
 3/31/96              10.41      1.02(+)      0.54(+)       1.56        (0.98)       0.00         (0.05)         0.00
 3/31/95(i)           10.14      0.23         0.25          0.48        (0.21)       0.00          0.00          0.00

-------
(a) From commencement of             (f) From commencement of
    operations, March 1, 1991.           operations, December 31,
(b) From commencement of                 1994.
    operations, January 24,          (g) From commencement of
    1995.                                operations, November 1,
(c) From commencement of                 1991.
    operations, October 7, 1987.     (h) From commencement of
(d) From commencement of                 operations, December 16,
    operations, February 1,              1992.
    1996.                            (i) From commencement of
(e) From commencement of                 operations, January 16,
    operations, May 11, 1987.            1995.
                                     (j) From commencement of
                                         operations, September 7,
                                         1994.
+ Per share amounts based on average number of shares outstanding during the period.
*Unaudited.

                                                                     PIMCO FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

  Selected data for a share outstanding throughout each period:

                                                                   RATIO OF NET
                          NET ASSET         NET ASSETS  RATIO OF    INVESTMENT
TAX BASIS                   VALUE              END     EXPENSES TO  INCOME TO   PORTFOLIO
  RETURN        TOTAL        END    TOTAL   OF PERIOD    AVERAGE     AVERAGE    TURNOVER
OF CAPITAL  DISTRIBUTIONS OF PERIOD RETURN   (000'S)   NET ASSETS   NET ASSETS    RATE
-----------------------------------------------------------------------------------------
   $           $           $             %  $                 %            %
     0.00       (0.02)       1.00    2.58       25,935    0.33+        5.44+        N/A
     0.00       (0.06)       1.00    5.67        7,741    0.40         5.53         N/A
     0.00       (0.03)       1.00    3.53        7,454    0.40         3.52         N/A
     0.00       (0.03)       1.00    2.83        5,836    0.40         2.78         N/A
     0.00       (0.04)       1.00    3.85        7,817    0.40         4.02         N/A
     0.00       (0.04)       1.00    3.78       45,406    0.53+        5.20         N/A

     0.00       (0.02)       1.00    2.47           10    0.61+        5.95+        N/A
     0.00       (0.05)       1.00    4.21           10    0.68+        5.94+        N/A
   $           $           $             %  $                 %            %           %
     0.00       (0.68)       9.92    8.49      101,797    0.58         6.86      214.78
     0.00       (0.56)       9.79    4.46       90,114    0.50         5.67       79.30
     0.00       (0.47)       9.92    3.66       73,176    0.50         4.87       45.81
     0.00       (0.37)      10.03    3.94       46,905    0.50         3.67       54.50
     0.00       (0.56)      10.01    5.66       44,172    0.50         5.52       94.62
     0.00       (0.78)      10.02    8.44       44,820    0.50         7.83      115.26
     0.00       (0.86)       9.99    8.86       13,649    0.50         8.61      140.28
     0.00       (0.80)      10.00    8.29       14,401    0.50         8.57      178.21
     0.00       (0.33)      10.00    7.17+       5,546    0.50+        6.99+      11.57

     0.00       (0.10)       9.92    0.41        3,999    0.52+        4.44+     214.78
   $           $           $             %  $                 %            %           %
     0.00       (0.68)       9.95    9.13    2,677,574    0.42         6.88      208.79
    (0.09)      (0.63)       9.76    3.60    2,332,032    0.41         6.46       77.14
     0.00       (0.72)      10.04    4.56    2,298,255    0.43         6.05       42.69
     0.00       (0.87)      10.30    9.91    1,403,594    0.45         7.21       67.51
     0.00       (0.90)      10.20   11.30      906,650    0.50         8.08       37.21
     0.00       (0.88)      10.02   10.60      516,325    0.57         8.97       44.31
     0.00       (0.89)       9.89   11.36      317,425    0.60         8.83      161.91
     0.00       (0.93)       9.70    6.49      172,046    0.60         8.83       56.23
     0.00       (0.74)       9.99    8.64+     115,865    0.60+        8.85+      77.88

     0.00       (0.65)       9.95    8.83        2,536    0.69         6.73      208.79
    (0.02)      (0.16)       9.76    2.53          771    0.66+        6.93+      77.14
   $           $           $             %  $                 %            %           %
    (0.02)      (0.65)       9.82    7.30      253,299    0.48         6.61      225.02
    (0.02)      (0.63)       9.77    4.80      170,866    0.47         6.35      102.43
     0.00       (0.63)       9.94    3.15      141,411    0.50         5.73       53.78
     0.00       (0.67)      10.25    8.95      101,025    0.50         6.16       95.33
     0.00       (0.27)      10.04    7.72+      31,027    0.51+        6.80+      12.57
   $           $           $             %  $                 %            %           %
     0.00       (1.06)      10.94   15.70      536,983    0.47         9.28       65.79
     0.00       (0.97)      10.42    8.81      336,310    0.48         9.37       77.60
     0.00       (0.97)      10.52   10.65      219,976    0.50         8.40      112.40
     0.00       (0.24)      10.41   24.43+      24,069    0.50+        8.24+      29.74

     0.00       (1.03)      10.94   15.54        1,007    0.80         9.16       65.79
     0.00       (0.21)      10.41    4.66           41    0.73+       10.12+      77.60

-------
+ Annualized.

  Selected data for a share outstanding throughout each period:

                   NET ASSET             NET REALIZED  TOTAL INCOME DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS DISTRIBUTIONS
 YEAR OR             VALUE      NET     AND UNREALIZED (LOSS) FROM   FROM NET  EXCESS OF NET   FROM NET    IN EXCESS OF
 PERIOD            BEGINNING INVESTMENT GAIN (LOSS) ON  INVESTMENT  INVESTMENT  INVESTMENT     REALIZED    NET REALIZED
 ENDED             OF PERIOD   INCOME    INVESTMENTS    OPERATIONS    INCOME      INCOME     CAPITAL GAINS CAPITAL GAINS
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
 Institutional
  Class
 9/30/96*           $          $            $             $           $           $             $             $
 3/31/96             10.02      0.81          0.29          1.10       (0.61)      (0.10)        (0.12)         0.00
 3/31/95             10.25      0.64         (0.24)         0.40       (0.56)      (0.05)         0.00          0.00
 3/31/94             10.91      0.68         (0.16)         0.52       (0.71)      (0.15)        (0.30)        (0.02)
 3/31/93             10.46      0.76          0.76          1.52       (0.76)       0.00         (0.31)         0.00
 3/31/92             10.15      0.86          0.60          1.46       (0.86)       0.00         (0.29)         0.00
 3/31/91              9.77      0.90          0.39          1.29       (0.90)       0.00         (0.01)         0.00
 3/31/90              9.62      0.87          0.21          1.08       (0.87)       0.00         (0.06)         0.00
 3/31/89             10.04      0.90         (0.23)         0.67       (0.91)       0.00         (0.18)         0.00
 3/31/88(e)          10.00      0.67          0.04          0.71       (0.67)       0.00          0.00          0.00
 Administrative
  Class
 9/30/96*           $          $            $             $           $           $             $             $
 3/31/96             10.01      0.80          0.29          1.09       (0.60)      (0.09)        (0.12)         0.00
 3/31/95(j)          10.00      0.31          0.06          0.37       (0.32)      (0.03)         0.00          0.00
TOTAL RETURN FUND
 II
 Institutional
  Class
 9/30/96*           $          $            $             $           $           $             $             $
 3/31/96             10.21      0.25         (0.17)         0.08       (0.26)       0.00         (0.09)        (0.05)
 10/31/95             9.39      0.69          0.76          1.45       (0.62)       0.00         (0.01)         0.00
 10/31/94            10.38      0.51         (0.88)        (0.37)      (0.51)       0.00         (0.05)         0.00
 10/31/93             9.99      0.61          0.74          1.35       (0.61)       0.00         (0.35)         0.00
 10/31/92(k)         10.00      0.49          0.23          0.72       (0.49)       0.00         (0.24)         0.00
 Administrative Class
 9/30/96*
 3/31/96             10.22      0.24         (0.17)         0.07       (0.26)       0.00         (0.09)        (0.05)
 10/31/95(l)          9.34      0.56          0.88          1.44       (0.55)       0.00         (0.01)         0.00
TOTAL RETURN FUND III
 Institutional
  Class
 9/30/96*           $          $            $             $           $           $             $             $
 3/31/96              8.99      0.72          0.17          0.89       (0.54)      (0.09)        (0.12)         0.00
 3/31/95              9.18      0.59         (0.16)         0.43       (0.52)      (0.02)         0.00          0.00
 3/31/94              9.81      0.59         (0.03)         0.56       (0.66)      (0.12)        (0.20)        (0.21)
 3/31/93             10.31      0.64          0.75          1.39       (0.64)       0.00         (1.25)         0.00
 3/31/92(m)          10.00      0.63          0.58          1.21       (0.63)       0.00         (0.27)         0.00
LONG-TERM U.S. GOV'T FUND
 Institutional
  Class
 9/30/96*           $          $            $             $           $           $             $             $
 3/31/96              9.85      0.83          0.66          1.49       (0.68)      (0.04)        (0.50)        (0.16)
 3/31/95              9.96      0.60         (0.09)         0.51       (0.60)      (0.02)         0.00          0.00
 3/31/94             11.36      0.62         (0.06)         0.56       (1.05)      (0.04)        (0.70)        (0.17)
 3/31/93             10.82      0.70          1.66          2.36       (0.70)       0.00         (1.12)         0.00
 3/31/92(n)          10.00      0.64          0.85          1.49       (0.64)       0.00         (0.03)         0.00
FOREIGN BOND FUND
 Institutional
  Class
 9/30/96*           $          $            $             $           $           $             $             $
 3/31/96              9.38      0.96          1.03          1.99       (0.34)      (0.25)        (0.25)        (0.03)
 3/31/95             10.18      0.38         (0.57)        (0.19)       0.00        0.00          0.00          0.00
 3/31/94             10.34      0.55          0.27          0.82       (0.55)       0.00         (0.06)        (0.37)
 3/31/93(o)          10.00      0.16          0.34          0.50       (0.16)       0.00          0.00          0.00
GLOBAL BOND FUND
 Institutional
  Class
 9/30/96*           $          $            $             $           $           $             $             $
 3/31/96              9.87      0.45          0.72          1.17       (0.61)       0.00         (0.21)        (0.17)
 3/31/95              9.85      0.69         (0.14)         0.55       (0.29)      (0.24)         0.00          0.00
 3/31/94(p)          10.00      0.16         (0.15)         0.01       (0.16)       0.00          0.00          0.00
 Administrative Class
 9/30/96(q)*
INTERNATIONAL BOND FUND
 Institutional
  Class
 9/30/96*           $          $            $             $           $           $             $             $
 3/31/96              7.44      0.63          0.49          1.12       (0.39)      (0.13)         0.00          0.00
 3/31/95              9.93      2.18         (2.41)        (0.23)      (2.26)       0.00          0.00          0.00
 3/31/94             10.53      0.47          0.24          0.71       (0.96)       0.00         (0.35)         0.00
 3/31/93             10.02      0.62          0.42          1.04       (0.48)       0.00         (0.05)         0.00
 3/31/92              9.94      0.79          0.27          1.06       (0.78)       0.00         (0.20)++       0.00
 3/31/91              9.78      0.79          0.30          1.09       (0.83)       0.00         (0.10)         0.00
 3/31/90(r)          10.00      0.15         (0.27)        (0.12)      (0.10)       0.00          0.00          0.00
STOCKSPLUS FUND
 Institutional
  Class
 9/30/96*           $          $            $             $           $           $             $             $
 3/31/96             10.48      0.91          2.48          3.39       (1.05)       0.00         (1.62)        (0.04)
 3/31/95              9.52      1.03          0.69          1.72       (0.76)       0.00          0.00          0.00
 3/31/94(s)          10.00      0.34          0.10          0.44       (0.34)      (0.01)        (0.10)        (0.47)
STRATEGIC BALANCED FUND
 Institutional
  Class
 9/30/96(t)*        $          $            $             $           $           $             $             $

-------
(k) From commencement of              (p) From commencement of
    operations, December 30,              operations, November 23,
    1991.                                 1993.
(l) From commencement of              (q) From commencement of
    operations, November 30,              operations, August 30, 1996.
    1994.                             (r) From commencement of
(m) From commencement of                  operations, December 13,
    operations, May 1, 1991.              1989.
(n) From commencement of              (s) From commencement of
    operations, July 1, 1991.             operations, May 14, 1993.
(o) From commencement of              (t) From commencement of
    operations, December 3, 1992.         operations, June 28, 1996.
++ Gain distribution includes $0.14 per share characterized for tax purposes as distributions from ordinary income.
* Unaudited.

                                                                     PIMCO FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
  Selected data for a share outstanding throughout each period:

                                                                    RATIO OF NET
                          NET ASSET          NET ASSETS  RATIO OF    INVESTMENT
 TAX BASIS                  VALUE               END     EXPENSES TO  INCOME TO   PORTFOLIO
   RETURN       TOTAL        END    TOTAL    OF PERIOD    AVERAGE     AVERAGE    TURNOVER
 OF CAPITAL DISTRIBUTIONS OF PERIOD RETURN    (000'S)   NET ASSETS   NET ASSETS    RATE
------------------------------------------------------------------------------------------
   $           $           $             %   $                 %            %            %
     0.00       (0.83)      10.29   11.14    10,247,605    0.42         6.85       221.13
    (0.02)      (0.63)      10.02    4.22     7,239,735    0.41         6.72        98.48
     0.00       (1.18)      10.25    4.55     5,008,160    0.41         6.27       176.74
     0.00       (1.07)      10.91   15.29     3,155,441    0.43         7.07        89.95
     0.00       (1.15)      10.46   14.90     1,813,935    0.46         8.18       110.46
     0.00       (0.91)      10.15   13.74       975,619    0.49         9.10        98.68
     0.00       (0.93)       9.77   11.36       659,663    0.60         8.60       109.90
     0.00       (1.09)       9.62    5.96       192,613    0.60         8.53       195.26
     0.00       (0.67)      10.04    8.31+       45,172    0.60+        7.66+       75.34

     0.00       (0.81)      10.29   10.99       104,618    0.68         6.64       221.13
    (0.01)      (0.36)      10.01    3.76         9,037    0.66+        6.54+       98.48
   $           $           $             %   $                 %            %            %
     0.00       (0.40)       9.89     .78       455,583    0.51+        6.36+       73.18
     0.00       (0.63)      10.21   15.96       442,091    0.50         6.47        41.05
    (0.06)      (0.62)       9.39   (3.58)      357,900    0.50         5.22        99.46
     0.00       (0.96)      10.38   13.79       371,260    0.50         5.38        49.71
     0.00       (0.73)       9.99    7.52       287,113    0.50+        5.83+      133.61
     0.00       (0.40)       9.89    0.57         3,320    0.76+        6.06+       73.18
     0.00       (0.56)      10.22   15.92         3,163    0.76+        6.22+       40.91
   $           $           $             %   $                 %            %            %
     0.00       (0.75)       9.13   10.06       142,223    0.50         6.82       176.97
    (0.08)      (0.62)       8.99    4.92        99,497    0.50         6.95       145.98
     0.00       (1.19)       9.18    5.64        97,522    0.50         6.00        95.21
     0.00       (1.89)       9.81   14.47        65,349    0.51         6.06       161.38
     0.00       (0.90)      10.31   13.61+       47,908    0.60+        6.75+      521.14
   $           $           $             %   $                 %            %            %
     0.00       (1.38)       9.96   14.83        32,511    0.56         6.80       238.32
     0.00       (0.62)       9.85    5.50        32,349    0.50         6.62        88.92
     0.00       (1.96)       9.96    4.13        25,978    0.50         5.37        97.67
     0.00       (1.82)      11.36   23.42        22,946    0.50         6.16       320.08
     0.00       (0.67)      10.82   20.57+       15,900    0.50+        7.91+      427.81
   $           $           $             %   $                 %            %            %
     0.00       (0.87)      10.50   21.80       258,493    0.52         5.83     1,233.71
    (0.61)      (0.61)       9.38   (1.85)      232,700    0.47         6.44       299.45
     0.00       (0.98)      10.18    7.79       498,521    0.54         5.12       260.34
     0.00       (0.16)      10.34   16.23+      178,895    0.65+        4.97+      122.55
   $           $           $             %   $                 %            %            %
     0.00       (0.99)      10.05   12.04       133,833    0.58         5.88     1,082.91
     0.00       (0.53)       9.87   10.35        76,476    0.64         5.59       461.46
     0.00       (0.16)       9.85    0.08        40,485    0.50+        4.55+      132.41
   $           $           $             %   $                 %            %            %
     0.00       (0.52)       8.04   15.08     2,271,940    0.50         6.09     1,046.00
     0.00       (2.26)       7.44   (1.27)       45,950    0.43         5.90       674.00
     0.00       (1.31)       9.93    6.54     2,296,978    0.43         5.51       370.00
     0.00       (0.53)      10.53   10.61     2,589,677    0.46         6.67       301.00
     0.00       (0.98)      10.02   10.97     1,314,661    0.51         8.24       201.00
     0.00       (0.93)       9.94   11.55       609,660    0.55         8.23       202.00
     0.00       (0.10)       9.78   (4.18)+     407,210    0.75+        7.94+       49.00
   $           $           $             %   $                 %            %            %
     0.00       (2.71)      11.16   34.07       151,869    0.70        15.23       101.67
     0.00       (0.76)      10.48   18.64        46,498    0.50        11.89       176.98
     0.00       (0.92)       9.52    1.55        14,330    0.50+        4.00+       33.29

-------
+ Annualized.

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective and general investment policies of each Fund are described below. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the net asset value per share of each Fund (except the PIMCO Money Market Fund) also will vary. Specific portfolio securities eligible for purchase by the Funds, investment techniques that may be used by the Funds, and the risks associated with these securities and techniques are described more fully under "Characteristics and Risks of Securities and Investment Techniques" in the Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

FIXED INCOME FUNDS

  Each of the Fixed Income Funds differs from the others primarily in the length of the Fund's duration or the proportion of its investments in certain types of fixed income securities. For a discussion of the concept of duration, see "Appendix A--Description of Duration."

  The investment objective of the PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. The PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so. The investment objective of the PIMCO Global Bond Fund II is to seek maximum total return, consistent with the preservation of capital. Each of the remaining Fixed Income Funds seeks to maximize total return, consistent with preservation of capital and prudent investment management.

  In selecting securities for each Fixed Income Fund, the Adviser utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of each Fund's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Adviser's outlook for the U.S. and foreign economies, the financial markets, and other factors.

  Each of the Fixed Income Funds will invest at least 65% of its assets in the following types of securities, which, unless specifically provided otherwise in the description of the Funds that follows, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; structured notes and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Each of the Fixed Income Funds may hold different percentages of its assets in these various types of securities, and each Fund, except the PIMCO Money Market Fund, may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities.

  The compositions of the Fixed Income Funds differ as follows:

  PIMCO Money Market Fund seeks maximum current income consistent with the preservation of capital and daily liquidity. It attempts to achieve this objective by investing at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of the highest quality money market securities. The Fund may also invest up to 5% of its total assets, measured at the time of investment, in money market securities that are in the second-highest rating category for short-term obligations. The Fund's investments in securities will be limited to U.S. dollar-denominated securities that mature in 397 days or less from the date of purchase. The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities from domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

                                                                     PIMCO FUNDS
  The PIMCO Money Market Fund may invest only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to at least 95% of its total assets, measured at the time of investment, that are of the highest quality. The Adviser will make a determination as to whether a security presents minimal credit risk under procedures adopted by the Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i) by any two nationally recognized statistical rating organizations ("NRSROs") (e.g., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P, or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees; (2) if unrated but issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security, and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees; or (3) an unrated security that is of comparable quality to a security rated in the highest rating category as determined by the Adviser and whose acquisition is approved or ratified by the Board of Trustees. With respect to no more than 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered to be of the highest quality, as applied to instruments in the second-highest rating category. See "Appendix B--Description of Securities Ratings" for a description of Moody's and S&P's ratings applicable to fixed income securities.

  The PIMCO Money Market Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that (1) the Fund may invest more than 5% of its total assets in the securities of a single issuer if rated in the highest rating category for a period of up to three business days after purchase, provided that the Fund may not make more than one investment at a time in accordance with this exception, and (2) this limitation shall not apply to U.S. Government securities and repurchase agreements with respect thereto. The Fund may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is required for securities purchased by the Fund, the Adviser, under procedures approved by the Board of Trustees (or the Board of Trustees itself if the Adviser becomes aware an unrated security is downgraded below high quality and the Adviser does not dispose of the security or such security does not mature within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether to retain the instrument.

  PIMCO Short-Term Fund invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally not exceed one year. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade (rated below Baa by Moody's or BBB by S&P) but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). Securities rated below investment grade may be referred to colloquially as "junk bonds." For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may invest up to 5% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

  PIMCO Low Duration Fund invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally vary within a one- to three-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B-- Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the PIMCO Moderate Duration Fund or the PIMCO Total Return Fund because its duration will be shorter.

  PIMCO Low Duration Fund II has the same policies as the PIMCO Low Duration Fund, except that its investments in fixed income securities are limited to those of domestic (U.S.) issuers that are rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality).

  PIMCO Low Duration Fund III has the same policies as the PIMCO Low Duration Fund, except that it limits its investments with respect to certain socially sensitive issues. As a matter of non-fundamental policy, the Fund will not invest in the securities of any issuer determined by the Adviser to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, or the operation of gambling casinos. The Fund will also avoid, to the extent possible on the basis of information available to the Adviser, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

  PIMCO Moderate Duration Fund invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally vary within a two- to four-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B-- Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the PIMCO Total Return Fund because its duration will normally be shorter. However, the total rate of return for this Fund is expected to exhibit more volatility than that of the PIMCO Low Duration Fund because its duration will normally be longer.

  PIMCO High Yield Fund invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). Such securities are colloquially referred to as "junk bonds." The remainder of the Fund's assets may be invested in investment grade fixed income securities (i.e., securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, deemed by the Adviser to be of comparable quality). The average portfolio duration of this Fund will normally vary within a two- to six-year time frame depending on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest in securities of foreign issuers, but only those that are U.S. dollar-denominated. The Fund may also engage in hedging strategies involving equity options.

  Investments in high yield securities, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, also entail greater risk, including the possibility of default or bankruptcy of the issuer of such securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers of high yield securities may be less able to withstand general economic downturns. The Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. The value of all fixed income securities, including those held by the Fund, can be expected to change inversely with interest rates. For a further discussion of the special risks of investing in lower rated securities, see "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities."

  PIMCO Total Return Fund invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally vary within a three- to six-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Adviser believes to be relatively undervalued. The total rate of return for this Fund is expected to exhibit less volatility than that of the PIMCO Long-Term U.S. Government Fund because its duration will normally be shorter.

                                                                     PIMCO FUNDS

  PIMCO Total Return Fund II has the same policies as the PIMCO Total Return Fund, except that its investments in fixed income securities are limited to those of domestic (U.S.) issuers that are rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality).

  PIMCO Total Return Fund III has the same policies as the PIMCO Total Return Fund, except that it limits its investments with respect to certain socially sensitive issues in the same manner as the PIMCO Low Duration Fund III.

  PIMCO Commercial Mortgage Securities Fund invests at least 65% of its assets in commercial mortgage-backed securities rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality). The Fund also may invest up to 35% of its assets in lower-rated securities (but rated at least B, or, if unrated, determined by the Adviser to be of comparable quality) if such securities are considered by the Adviser to have attractive investment characteristics. For information on the risks associated with investments in securities rated below investment grade, see "Appendix B-- Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to eight-year time frame depending on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest in securities of foreign issuers, but only those that are U.S. dollar-denominated.

  PIMCO Long-Term U.S. Government Fund invests in a diversified portfolio of primarily U.S. Government securities, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The Fund will have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years. The total rate of return is expected to exhibit more volatility than that of the other Fixed Income Funds due to the greater investment risk normally associated with longer duration investments. The PIMCO Long-Term U.S. Government Fund's investments in fixed income securities are limited to those of U.S. dollar-denominated securities of domestic and foreign issuers that are rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). In addition, the Fund will not acquire a security if, as a result, more than 10% of the Fund's total assets would be invested in securities rated below Aa by Moody's or below AA by S&P, or if more than 25% of the Fund's total assets would be invested in securities rated Aa by Moody's or AA by S&P.

  PIMCO Foreign Bond Fund invests in a portfolio of fixed income securities primarily denominated in major foreign currencies and baskets of foreign currencies (such as the European Currency Unit, or "ECU"). The Adviser will invest the assets of the Fund in a number of international bond markets so that, under normal circumstances, the Fund will invest at least 85% of its assets in securities of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to six-year time frame.

  PIMCO Global Bond Fund invests in a portfolio of fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar. Under normal circumstances, at least 65% of its assets will be invested in fixed income securities of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. Depending on the Adviser's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund's assets. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B-- Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to eight-year time frame.

  PIMCO Global Bond Fund II has the same policies as the PIMCO Global Bond Fund, except as set forth below. The average portfolio duration of the PIMCO Global Bond Fund II will normally vary within a three- to six-year time frame, and the Fund expects to hedge its foreign currency exposure so that generally no more than 25% of the Fund's total net assets will be invested in unhedged foreign currency denominated securities. The PIMCO Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes. The PIMCO Global Bond Fund II may only engage in short sales that are "against the box," and may not loan its portfolio securities if their market value exceeds 25% of the total assets of the Fund. In addition, the PIMCO Global Bond Fund II is subject to different fundamental and non-fundamental investment restrictions than the PIMCO Global Bond Fund. See "Investment Restrictions" in this Prospectus and in the Statement of Additional Information.

  The PIMCO Foreign Bond Fund differs from the PIMCO Global Bond and Global Bond II Funds primarily in the extent to which assets are invested in the securities of issuers located outside the United States. The Adviser will select these Funds' foreign country and currency compositions based on an evaluation of relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be relevant.

  PIMCO International Bond Fund invests in a portfolio of fixed income securities denominated in major foreign currencies, baskets of foreign currencies, and the U.S. dollar. The PIMCO International Bond Fund is available only to private account clients of PIMCO. The Adviser will invest the assets of the Fund in a number of international bond markets so that, under normal conditions, the Fund will invest at least 65% of its assets in fixed income securities of foreign issuers representing at least three foreign countries or currencies, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The PIMCO International Bond Fund will invest only in investment grade securities, i.e., in securities rated at least Baa by Moody's or BBB by S&P (or, if unrated, deemed by the Adviser to be of comparable quality). The average portfolio duration of this Fund will vary based on the strategy currently being used by the Adviser in managing the assets of the Fund within the overall PIMCO private account management program, but is normally not expected to exceed eight years. The Adviser will select the Fund's foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be relevant.

  Each of the Foreign Bond, Global Bond, Global Bond II and International Bond Funds must normally invest at least 65% of its total assets in "bonds." For this purpose, each of these Funds considers the various types of debt or fixed income securities in which it invests, as specifically described elsewhere in this Prospectus, to be "bonds" as referenced in that Fund's name. The use of this name is not meant to restrict a Fund's investment to the narrow category of debt securities that are formally called "bonds."

  As a non-fundamental, operating policy, the Adviser intends to use foreign currency-related derivative instruments (currency futures and related options, currency options, forward contracts and swap agreements) in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the Fixed Income Funds (other than the PIMCO Global Bond Fund) denominated in currencies other than the U.S. dollar. There can be no assurance that the Adviser will be successful in doing so. The active use of currency derivatives involves transaction costs which may adversely effect yield and return.

  The PIMCO Commercial Mortgage Securities, Foreign Bond, Global Bond, Global Bond II and International Bond Funds are "non-diversified" for purposes of the Investment Company Act of 1940 ("1940 Act"), meaning that they may invest a greater percentage of their assets in the securities of one issuer than the other Funds. As "non-diversified" portfolios, these Funds may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified portfolio might be.

EQUITY FUNDS

  The Equity Funds are the PIMCO StocksPLUS Fund and the PIMCO StocksPLUS Short Strategy Fund. The investment objective of PIMCO StocksPLUS Fund is to seek to achieve a total return which exceeds the total return performance of the S&P 500 Index. The investment objective of the PIMCO StocksPLUS Short Strategy Fund is to seek total return through the implementation of short investment positions on the S&P 500 Index.

  Each of the Equity Funds invests in common stocks, options, futures, options on futures and swaps consistent with its portfolio management strategy as set forth below. Assets not invested in equity securities may

                                                                     PIMCO FUNDS
be invested in securities eligible for purchase by the Fixed Income Funds. Each of the Equity Funds may invest up to 10% of its assets in fixed income securities that are below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, but at least B (or, if unrated, determined by the Adviser to be of comparable quality). In addition, each of the Equity Funds may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income. Each of the Equity Funds may invest all of its assets in derivative instruments, as described below and under "Characteristics of Securities and Investment Techniques--Derivative Instruments." Each of the Equity Funds may invest up to 20% of its assets in securities of foreign issuers, may purchase and sell options and futures on foreign currencies, and may enter into forward currency contracts.

  The Equity Funds differ in composition or strategy as follows:

  PIMCO StocksPLUS Fund invests only in common stocks that are represented in the S&P 500 ("S&P 500 stocks"), stock index futures, options on stock indexes, and options on stock index futures that are based on the S&P 500 and swap agreements with respect to the S&P 500 ("S&P 500 derivatives"). StocksPLUS is the name of a proprietary portfolio management strategy which utilizes S&P 500 derivatives in addition to or in place of S&P 500 stocks to equal or exceed the performance of the S&P 500. The Fund will seek to remain invested in S&P 500 stocks and S&P 500 derivatives even when the S&P 500 is declining.

  The percentage of the PIMCO StocksPLUS Fund's assets invested directly in S&P 500 stocks will vary depending primarily on whether S&P 500 derivatives appear, in the Adviser's opinion, overvalued or undervalued with respect to the stocks underlying the S&P 500. The Fund may invest up to 100% of its assets in S&P 500 derivatives. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, or otherwise maintain offsetting positions to cover its open positions in S&P 500 derivatives. The Adviser will actively manage the fixed income assets serving as cover for derivatives, as well as any other fixed income assets held by the Fund, with a view toward enhancing the Fund's total return investment performance, subject to an overall portfolio duration which is normally not expected to exceed one year. See "Appendix A--Description of Duration."

  The S&P 500 is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard and Poor's ("S&P") chooses the stocks to be included in the S&P 500 solely on a statistical basis. The weightings of stocks in the index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Stocks represented currently in the S&P 500 represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P.

  When S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest up to 100% of its assets in a "basket" of S&P 500 stocks. The composition of this basket will be determined by standard statistical techniques that analyze the historical correlation between the return of every stock currently in the S&P 500 and the return on the S&P 500 itself. The Adviser may employ fundamental stock analysis only to choose among stocks that have already satisfied the statistical correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500.

  Positions in S&P 500 futures and options on futures will be entered into only to the extent they constitute permissible positions for the Fund according to applicable rules of the Commodity Futures Trading Commission ("CFTC"). From time to time, the Adviser may be constrained in its ability to use S&P 500 derivatives either by requirements of the Internal Revenue Code or by an unanticipated inability to close out positions when it would be most advantageous to do so. A large number of investors use S&P 500 derivatives for both hedging and speculative purposes, and although generally this helps guarantee a liquid market in those instruments, at times liquidity may be limited. For more information about S&P 500 derivatives, see "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments."

  PIMCO StocksPLUS Short Strategy Fund invests primarily in S&P 500 short positions such that the Fund's net asset value is generally expected to vary inversely to the value of the S&P 500. The Fund is designed for investors seeking to take advantage of declines in the value of the S&P 500, or investors wishing to hedge existing long equity positions. The Fund will generally realize gains only when the price of the S&P 500 Index is declining. When the S&P 500 is rising, the Fund will generally incur a loss.

  The Fund will maintain short positions through the use of a combination of S&P 500 derivatives, including options, futures and swap agreements. All S&P 500 derivatives will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, or through the maintenance of offsetting positions. It is anticipated that the Fund will generally remain fully invested in S&P 500 short positions at all times, even during periods when the S&P 500 is rising. However, the Fund may purchase call options on S&P 500 futures contracts from time to time in an effort to limit the total potential decline in the Fund's net asset value. There can be no assurance that the use of such call options would be effective in limiting the potential decline in net asset value of the Fund.

  The Adviser will actively manage the fixed income portion of the Fund's investment portfolio that is used as coverage for the S&P 500 derivatives in an attempt to provide incremental returns. Thus, there will not be a perfect inverse correlation between the performance of the S&P 500 and the performance of the Fund. A perfect inverse correlation would exist if the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased in exact proportion to decreases in the S&P 500 (or decreased in exact proportion to increases in the S&P 500). Rather, because of the Adviser's management of the fixed income securities that are held by the Fund as cover for the Fund's short positions, it is expected that, if the value of the S&P 500 were to decrease by 10%, for example, the amount by which the Fund's net asset value would increase would be an amount slightly in excess of 10%. Conversely, an increase in the S&P 500 of 10% would result in a loss to the Fund of slightly less than this amount. There can be no assurance that the use of such active fixed income management techniques will produce the intended results.

BALANCED FUNDS

  PIMCO Strategic Balanced Fund has as its investment objective the maximization of total return, consistent with preservation of capital and prudent investment management. In seeking to achieve this objective, the Fund invests in the securities eligible for purchase by the PIMCO StocksPLUS Fund and the PIMCO Total Return Fund. The percentage of the Fund's assets allocated to equity or fixed income exposure will vary in accordance with an asset allocation methodology developed by the Adviser. The methodology builds upon the Adviser's long-standing process of economic forecasting of business cycle stages by applying to this process a disciplined asset allocation model which employs certain statistical variance techniques. Depending on the outcome of this asset allocation methodology, the Fund's equity exposure will vary between 45% and 75% of its total assets, and its fixed income exposure will vary between 25% and 55%. There can be no assurance that the Adviser's asset allocation methodology will be successful.

TOTAL RETURN

  The "total return" sought by certain of the Funds will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares), or realized from the purchase and sale of securities and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in market value of fixed income securities (and therefore their capital appreciation or depreciation) is largely a function of changes in the current level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of fixed income securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.

  The change in market value of equity securities (and therefore their capital appreciation or depreciation) may depend upon a number of factors, including: conditions in the securities markets, the business success of

                                                                     PIMCO FUNDS
the security's issuer, changing interest rates, real or perceived economic and competitive industry conditions, and foreign currency exchange rates. Historically, the total return performance of equity-oriented portfolios has generally been greater over the long term than fixed income portfolios.
However, the market risk and price volatility of an equity portfolio is generally greater than that of a fixed income portfolio, and is generally considered to be a more aggressive investment.

                            INVESTMENT RESTRICTIONS

  Each Fund's investment objective, except the PIMCO Global Fund II, as set forth under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions, a Fund may not:

    (1) (a) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and
  (b) with respect to the Money Market Fund, to securities or obligations issued by U.S. banks;

        (b) for the Global Bond Fund II, concentrate more than 25% of the value of its total assets in any one industry; (The SEC staff takes the position that investments in government securities of a single foreign country, including agencies and instrumentalities of such government, to the extent such obligations are backed by the assets and revenues of such government, represent investments in a separate industry for these purposes.)

    (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (This investment restriction is not applicable to the Commercial Mortgage Securities Fund, the Foreign Bond Fund, the Global Bond Fund, the Global Bond Fund II or the International Bond Fund.);

    (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (This restriction is not applicable to the Commercial Mortgage Securities Fund, the Foreign Bond Fund, the Global Bond Fund, the Global Bond Fund II or the International Bond Fund.);

    (4)(a) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein;

     (b) for the Global Bond Fund II, purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

    (5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in this Prospectus and in the Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (this restriction is not applicable to the Global Bond Fund II.);

    (6) for the High Yield, Total Return III, International Bond and StocksPLUS Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

    (7)(a) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in this Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts, and commitments entered into under swap agreements or other derivative instruments will not be deemed to be pledges of a Fund's assets);

    (b) for the Global Bond Fund II, borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes; (Such borrowings will be repaid before any additional investments are purchased.) or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted above; (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)

    (8) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and
  (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust. (This restriction is not applicable to the Global Bond Fund II.)

    (9)(a) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; or

    (b) for the Global Bond Fund II, underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws; or

    (10)(a) for the High Yield, Total Return III, and StocksPLUS Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in this Prospectus and in the Statement of Additional Information for transactions in options, futures, options on futures, and transactions arising under swap agreements or other derivative instruments;

    (b) for the Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Total Return, Total Return II, Commercial Mortgage Securities, Long-Term U.S. Government, Foreign Bond, Global Bond, International Bond, StocksPLUS Short Strategy, and Strategic Balanced
  Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in this Prospectus and in the Statement of Additional Information.

  Each Fund is also subject to non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities. As indicated above, certain fundamental investment restrictions do not apply to certain Funds. However, the Trust's non-fundamental restrictions, set forth in the Statement of Additional Information, may place comparable limitations on these Funds. See "Investment Restrictions" in the Statement of Additional Information.

  Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Prospectus and in the Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be

                                                                     PIMCO FUNDS
of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

       CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES

  The following describes in greater detail different types of securities and investment techniques used by the individual Funds, and discusses certain concepts relevant to the investment policies of the Funds. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.

U.S. GOVERNMENT SECURITIES

  U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.

CORPORATE DEBT SECURITIES

  Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

  Investments in corporate debt securities that are rated below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Moody's also describes securities rated Baa as having speculative characteristics. The Adviser seeks to minimize these risks through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. See "Appendix B--Description of Securities Ratings." Investments in high yield securities are discussed separately below, see "High Yield Securities ("Junk Bonds")."

VARIABLE AND FLOATING RATE SECURITIES

  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

  Each of the Fixed Income Funds may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.

  Each of the Fixed Income Funds (except the PIMCO Money Market Fund) may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Funds have adopted a policy under which no Fund will invest more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

  Each of the Funds (except the PIMCO Money Market Fund) may invest all of its assets in mortgage- or asset-backed securities. The value of some mortgage- or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

  Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

                                                                     PIMCO FUNDS
  Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

  Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

  Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. The Funds have adopted a policy under which no Fund will invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Funds may invest in other asset-backed securities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

REPURCHASE AGREEMENTS

  For the purpose of achieving income, each of the Funds may enter into repurchase agreements, which entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. No Fund will invest more than 15% of its net assets (10% in the case of the PIMCO Money Market Fund) (taken at current market value) in repurchase agreements maturing in more than seven days.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS, AND OTHER BORROWINGS

  A reverse repurchase agreement is a form of leverage that involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements.

  A Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to cover its obligations under dollar rolls.

  Dollar rolls and reverse repurchase agreements will be subject to the Funds' limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% (for each Fund except the PIMCO Global Bond Fund II ) of a Fund's total assets. Apart from transactions involving reverse repurchase agreements and dollar rolls, a Fund will not borrow money, except for temporary administrative purposes. The PIMCO Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.

LOANS OF PORTFOLIO SECURITIES

  For the purpose of achieving income, the Funds may lend their portfolio securities to brokers, dealers, and other financial institutions, provided:
(i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% (25% in the case of the PIMCO Global Bond Fund II) of the total assets of the Fund.

DELAYED DELIVERY, WHEN-ISSUED, AND FORWARD COMMITMENT TRANSACTIONS

  Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When such purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in a segregated account. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

SHORT SALES

  Each of the Funds (except the PIMCO High Yield, Total Return III and StocksPLUS Funds), and particularly the PIMCO StocksPLUS Short Strategy Fund, may from time to time effect short sales as part of their overall

                                                                     PIMCO FUNDS
portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long positions in similar securities as those sold short. A short sale (other than a short sale against the box) is a transaction in which a Fund sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that a Fund engages in short sales, it must (except in the case of short sales "against the box") maintain asset coverage in the form of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account, or otherwise cover its position in a permissible manner. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The PIMCO Global Bond Fund II may only engage in short sales that are "against the box."

FOREIGN SECURITIES

  Each of the Funds (except the PIMCO Low Duration II and Total Return II Funds) may invest directly in fixed income securities of non-U.S. issuers. The PIMCO Money Market, High Yield, Commercial Mortgage Securities and Long-Term U.S. Government Funds may only invest in U.S. dollar-denominated fixed income securities of non-U.S. issuers. Each of the Equity Funds may invest directly in foreign equity securities.

  Each of the Funds will limit its foreign investments to securities of issuers based in developed countries (including Newly Industrialized Countries ("NICs"), such as Taiwan, South Korea and Mexico). The PIMCO Short-Term, Low Duration and Low Duration III Funds limit their investments in securities of issuers based in NICs to 5% of their assets, and the remaining Fixed Income Funds (except the PIMCO Foreign Bond, Global Bond, Global Bond II and International Bond Funds), and limit their investments in securities of issuers based in NICs to 10% of their assets. Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

  Each of the Fixed Income Funds (except the PIMCO Low Duration II and Total Return II Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings. For further information, see the Statement of Additional Information.

FOREIGN CURRENCY TRANSACTIONS

  Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention

(or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

  All Funds that may invest in securities denominated in foreign currencies may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account to cover forward currency contracts entered into for non-hedging purposes.

  All Funds that may invest in securities denominated in foreign currencies may invest in options on foreign currencies and foreign currency futures and options thereon. The Funds also may invest in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates. Each Fund that may invest in securities denominated in foreign currencies, except the PIMCO Global Bond Fund, will use these techniques to hedge at least 75% of its exposure to foreign currency. For a description of these instruments, see "Derivative Instruments" below and the Statement of Additional Information.

HIGH YIELD SECURITIES ("JUNK BONDS")

  The PIMCO High Yield Fund invests at least 65% of its assets, and the PIMCO Commercial Mortgage Securities Fund may invest up to 35% of its assets, in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if not rated, of comparable quality). In addition, each of the PIMCO Short-Term, Low Duration, Low Duration III, Moderate Duration, Total Return, Total Return III, Foreign Bond, Global Bond, Global Bond II, StocksPLUS, StocksPLUS Short Strategy and Strategic Balanced Funds may invest up to 10% of its assets in such securities. Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Securities rated Baa are considered by Moody's to have some speculative characteristics. Investors should consider the following risks associated with high yield securities before investing in these Funds.

  Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

  High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising

                                                                     PIMCO FUNDS
interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

  The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of shareholders.

  During the year ended March 31, 1996 (September 30, 1996 for the PIMCO Global Bond Fund II), based upon the dollar-weighted average ratings of the Funds' portfolio holdings at the end of each month in the Funds' fiscal year, each operational Fund that may invest greater than 5% of its assets in securities rated below investment grade had the following percentages of its net assets invested in securities rated in the categories indicated as rated by Moody's (or, if unrated, determined by the Adviser to be of comparable quality). See "Appendix B--Description of Securities Ratings," for further information.

                                           RATING
                  --------------------------------------------------------------
                                                BELOW
FUND              PRIME 1  AAA    AA      A    PRIME 1  BAA    BA      B    CAA
----              ------- -----  -----  -----  ------- -----  -----  -----  ----
Short-Term         12.89% 46.13%  2.85% 17.35%  0.00%  10.96%  6.63%  2.87% 0.31%
Low Duration        9.65  58.17   2.80  10.10   0.00    8.02  10.71   0.54  0.00
High Yield          2.66   1.20   0.00   0.90   0.00    4.17  41.24  49.84  0.00
Total Return        9.80  62.57   6.12   7.35   0.00    5.92   6.23   2.00  0.01
Total Return III   10.22  69.93   1.91   6.49   0.00    4.78   5.36   1.31  0.00
Foreign Bond        2.72  46.26  30.18   8.62   0.51    2.88   5.18   3.65  0.00
Global Bond        15.05  40.36  29.03   5.45   0.50    2.62   2.06   4.92  0.00
Global Bond II*
StocksPLUS         10.17  59.79   4.28   6.45   0.00   11.00   7.60   0.72  0.00

--------
* Reflects portfolio holdings of the PIMCO Advisors Global Income Fund for its fiscal year ended September 30, 1996. The Global Income Fund was reorganized as the Trust's Global Bond Fund II on January , 1996.

  These figures are intended solely to provide disclosure about each Fund's asset composition during its most recent fiscal year. The asset composition after this time may or may not be approximately the same as represented by such figures. In addition, the categories reflect ratings by Moody's, and ratings assigned by S&P may not be consistent with ratings assigned by Moody's or other credit ratings services, and the Adviser may not necessarily agree with a rating assigned by any credit rating agency.

DERIVATIVE INSTRUMENTS

  To the extent permitted by the investment objectives and policies of the Funds, the Funds may (except the PIMCO Money Market Fund) purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Funds (except the PIMCO Money Market Fund) also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. The Funds (except the PIMCO Money Market Fund) may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each Fund will maintain segregated accounts consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging of the Fund.

  The Funds consider derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage- or asset-backed securities. Each Fund (except the PIMCO Money Market Fund) may invest all of its assets in derivative instruments, subject only to the Fund's investment objective and policies. The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

  The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments, or due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and the possible inability of a Fund to close out or to liquidate its derivatives positions.

  Options on Securities, Securities Indexes, and Currencies A Fund may purchase put options on securities and indexes. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may also purchase call options on securities and indexes. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.

  A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

  The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

                                                                     PIMCO FUNDS

  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

  Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

  Swap Agreements The Funds may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

  Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

  Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  Futures Contracts and Options on Futures Contracts Each of the Fixed Income Funds (except the PIMCO Money Market Fund) may invest in interest rate futures contracts and options thereon ("futures options"), and to the extent they can invest in foreign currency-denominated securities, may also invest in foreign currency futures contracts and options thereon. Each of the Equity Funds and the PIMCO Strategic Balanced Fund may invest in interest rate, stock index and foreign currency futures contracts and options thereon.

  There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

  The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

  The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

ILLIQUID SECURITIES

  Each of the Funds may invest up to 15% of its net assets in illiquid securities (10% in the case of the PIMCO Money Market Fund). Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment

                                                                     PIMCO FUNDS
(other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities) and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

                            MANAGEMENT OF THE TRUST

  The business affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Guilford C. Babcock, Thomas P. Kemp, Brent
R. Harris, Vern O. Curtis, and William J. Popejoy. Additional information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management--Trustees and Officers."

INVESTMENT ADVISER

  Pacific Investment Management Company ("PIMCO") serves as investment adviser ("Adviser") to the Funds pursuant to an investment advisory contract. The Adviser is an investment counseling firm founded in 1971, and had approximately
$   billion in assets under management as of November 30, 1996. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, a California corporation and indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual"), and PIMCO Partners, LLC, a limited liability company controlled by the PIMCO Managing Directors. PIMCO's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is registered as an investment adviser with the Securities and Exchange Commission ("SEC") and as a commodity trading advisor with the CFTC.

  The Adviser manages the investment and reinvestment of the assets of each Fund. The Adviser is responsible for placing orders for the purchase and sale of each Fund's investments directly with brokers or dealers selected by it in its discretion. See "Portfolio Transactions."

  Information about the individual portfolio managers responsible for management of the Trust's currently operational Funds, including their occupations for the past five years, is provided below.

                                PORTFOLIO MANAGER AND BUSINESS EXPERIENCE (PAST
 FUND                           FIVE YEARS)
 ----                           -----------------------------------------------
 Money Market Fund              Leslie Barbi, Vice President, PIMCO. A Fixed
                                Income Portfolio Manager, Ms. Barbi has managed
                                the PIMCO Money Market Fund since November 1,
                                1995. Prior to joining PIMCO in 1993, Ms. Barbi
                                was associated with Salomon Brothers as a
                                proprietary Portfolio Manager.
 Short-Term Fund                David H. Edington, Managing Director, PIMCO. A
 StocksPLUS Fund                Fixed Income Portfolio Manager, Mr. Edington
 Strategic Balanced Fund        joined PIMCO in 1987 and has managed the PIMCO
                                Short-Term, StocksPLUS, and Strategic Balanced
                                Funds since their inception, October 7, 1987,
                                May 14, 1993, and June 28, 1996, respectively.
 Low Duration Fund              William H. Gross, Managing Director, PIMCO. A
 Low Duration Fund II           Fixed Income Portfolio Manager, Mr. Gross is
 Total Return Fund              one of the founders of PIMCO and has managed
 Total Return Fund II           the PIMCO Low Duration, Low Duration II, Total
 Total Return Fund III          Return, Total Return II and Total Return III
                                Funds since their inception, May 11, 1987,
                                November 1, 1991, May 11, 1987, December 30,
                                1991, and May 1, 1991, respectively.
 High Yield Fund                Benjamin Trosky, Managing Director, PIMCO. A
                                Fixed Income Portfolio Manager, Mr. Trosky
                                joined PIMCO in 1990 and has managed the PIMCO
                                High Yield Fund since its inception, December
                                16, 1992.
 Long-Term U.S. Government Fund Frank B. Rabinovitch, Managing Director, PIMCO.
                                A Fixed Income Portfolio Manager, Mr.
                                Rabinovitch joined PIMCO in 1984 and has
                                managed the PIMCO Long-Term U.S. Government
                                Fund since its inception, July 1, 1991.

                         PORTFOLIO MANAGER AND BUSINESS EXPERIENCE (PAST FIVE
 FUND                    YEARS)
 ----                    ----------------------------------------------------
 Foreign Bond Fund       Lee R. Thomas, III, Executive Vice President and
 Global Bond Fund        Senior International Portfolio Manager, PIMCO. A Fixed
 Global Bond Fund II     Income Portfolio Manager, Mr. Thomas has managed the
 International Bond Fund PIMCO Foreign Bond, Global Bond and International Bond
                         Funds since July 13, 1995, and the PIMCO Global Bond
                         Fund II since October 1, 1995. Prior to joining PIMCO
                         in 1995, Mr. Thomas was associated with Investcorp as
                         a member of the management committee responsible for
                         global securities and foreign exchange trading. Prior
                         to Investcorp, he was associated with Goldman Sachs as
                         an Executive Director in foreign fixed income.

FUND ADMINISTRATOR

  PIMCO also serves as administrator to the Funds pursuant to an administration agreement. PIMCO provides administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services, and certain other services required by the Funds, preparation of reports to the Funds' shareholders and regulatory filings. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

ADVISORY AND ADMINISTRATIVE FEES

  The PIMCO Funds feature fixed advisory and administrative fee rates. For providing investment advisory and administrative services to the Funds as described above, PIMCO receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:

                                                                    ADVISORY
   FUND                                                             FEE RATE
   ----                                                             --------
   Money Market Fund............................................     0.15%
   Commercial Mortgage Securities, StocksPLUS, StocksPLUS Short
    Strategy, and Strategic Balanced Funds......................     0.40%
   All other Funds..............................................     0.25%
                                                                 ADMINISTRATIVE
   FUND (INSTITUTIONAL AND ADMINISTRATIVE CLASS)                    FEE RATE
   ---------------------------------------------                 --------------
   Money Market Fund and Short-Term Fund........................     0.20%
   Low Duration Fund and Total Return Fund......................     0.18%
   Global Bond and Global Bond II Funds.........................     0.30%
   All other Funds..............................................     0.25%

  Both the investment advisory contract and administration agreement for the Funds may be terminated by the Trustees at any time on 60 days' written notice. The investment advisory contract may be terminated by PIMCO on 60 days' written notice. Following the expiration of the two-year period commencing with the effectiveness of the administration agreement, it may be terminated by PIMCO on 60 days' written notice. Following their initial two-year terms, the investment advisory contract and administration agreement will continue from year to year if approved by the Trustees.

                                                                     PIMCO FUNDS

SERVICE FEES

  The Trust has adopted an Administrative Services Plan and a Distribution Plan (the "Plans") with respect to the Administrative Class shares of each Fund. Under the terms of each Plan, the Trust is permitted to reimburse, out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium, and to reimburse certain other distribution-related expenses. The same entity may not receive both distribution and administrative services fees with respect to the same assets but may with respect to separate assets receive fees under both a Distribution Plan and Administrative Services Plan. Fees paid pursuant to either type of Plan may be paid for shareholder service and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Distribution Plan. For more complete disclosure regarding the Plans and their terms, see the Statement of Additional Information.

  Institutional Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities. Service agents may impose additional or different conditions on the purchase or redemption of Trust shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Trust shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agent for information regarding these fees and conditions.

DISTRIBUTOR

  Shares of the Trust are distributed through PIMCO Funds Distribution Company (the "Distributor"), an indirect wholly owned subsidiary of PIMCO Advisors. The Distributor, which is located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC.

                               PURCHASE OF SHARES

  Each Fund offers its shares in five classes: "Institutional Class," "Administrative Class," "Class A," "Class B," and "Class C." This Prospectus relates only to the Institutional Class and Administrative Class shares of the Funds. For information regarding Class A, Class B, and Class C shares, see "Other Information--Multiple Classes of Shares" below.

  Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and other institutions. They also are offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investment in the Funds. Shares of the Administrative Class are offered primarily through employee benefit plan alliances and each Fund pays service fees to such entities for services they provide to shareholders of that Class.

  Shares of either the Institutional Class or the Administrative Class of the Funds may be purchased at the relevant net asset value of that class without a sales charge. The minimum initial investment for shares of either class is $5,000,000. Shares of either class may also be offered to clients of the Adviser and its affiliates. Shares of the PIMCO International Bond Fund are offered only to clients of PIMCO who maintain separately managed private accounts.

  Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

  Shares of the Institutional Class may also be offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor pursuant to which each investor pays an asset based fee at an annual rate of at least .50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

INITIAL INVESTMENT

  An account may be opened by completing and signing a Client Registration Application and mailing it to PIMCO Funds at the following address: 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. A Client Registration Application may be obtained by calling (800) 800-0952.

  Except as provided below, purchases of shares can only be made by wiring federal funds to Investors Fiduciary Trust Company (the "Transfer Agent"), 127 West 10th Street, Kansas City, Missouri 64105. Before wiring federal funds, the investor must first telephone the Trust at (800) 927-4648 to receive instructions for wire transfer, and the following information will be requested: name of authorized person; shareholder name; shareholder account number; name of Fund and share class; amount being wired; and wiring bank name.

  Shares may be purchased without first wiring federal funds if the proceeds of the investment are derived from an advisory account maintained by the investor with PIMCO, PIMCO Advisors or one of their affiliates; from surrender or other payment from an annuity, insurance, or other contract held by Pacific Mutual Life Insurance Company; or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

  All purchase orders are effected at the relevant net asset value for that class next determined after receipt of the purchase order. A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of business (ordinarily 4:00 p.m., Eastern time; 3:00 p.m., Eastern time for the PIMCO StocksPLUS, StocksPLUS Short Strategy and Strategic Balanced Funds) on a day the Trust is open for business will be effected at that day's net asset value. An order received after the close of business will be effected at the net asset value determined on the next business day. The Trust is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

  With respect to the Funds whose policy is to declare dividends daily (i.e., each of the Fixed Income Funds except the PIMCO International Bond Fund), if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day's net asset value, but dividends will not begin to accrue until the following business day.

ADDITIONAL INVESTMENTS

  Additional investments may be made at any time at the relevant net asset value for that class by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

OTHER PURCHASE INFORMATION

  Purchases of a Fund's Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

  The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Client Registration Application should prove to be incorrect in any manner judged by the Trust to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of the Trust).

  Purchases and sales of Fund shares should be made for long-term investment purposes only. The Trust and Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

  Institutional Class and Administrative Class shares of the Trust are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and

                                                                     PIMCO FUNDS
sale in their state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

  Investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

RETIREMENT PLANS

  Shares of the Funds are available for purchase by retirement plans, including Keogh plans, 401(k) plans, 403(b) plans and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places his order with the plan administrator, and the time the order is forwarded to the Transfer Agent for execution.

                              REDEMPTION OF SHARES

REDEMPTIONS BY MAIL

  Institutional Class and Administrative Class shares may be redeemed by submitting a written request to PIMCO Funds, 840 Newport Center Drive, Suite 360, Newport Beach, California 92660, stating the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption. In order to discourage short-term trading, the PIMCO StocksPLUS Short Strategy Fund imposes a redemption fee, payable to the Fund, of 1% on all shares of the Fund held for less than three months.

REDEMPTIONS BY TELEPHONE OR OTHER WIRE COMMUNICATION

  If an election is made on the Client Registration Application (or subsequently in writing), redemptions of shares may be requested by calling the Trust at (800) 927-4648, by sending a facsimile to (714) 760-4456, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10,000,000 or more may be initiated by telephone, but must be confirmed in writing by an authorized party prior to processing.

  In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by PIMCO and the Transfer Agent to be genuine. Neither the Trust nor its Transfer Agent will be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing). All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so.
All redemptions, whether initiated by letter or telephone, will be processed in a timely manner and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redemption of Shares--Other Redemption Information."

  Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

OTHER REDEMPTION INFORMATION

  Payment of the redemption price will ordinarily be wired to the investor's bank one business day after the tender request in the case of the Fixed Income Funds and the PIMCO Strategic Balanced Fund, and three business days after the tender request in the case of the Equity Funds, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

  For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000 ($10,000 with respect to accounts opened before January 1, 1995). A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000, or $10,000, as the case may be.

  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged for shares of the same class of any other Fund based on the respective net asset values of the shares involved, except that shares of the PIMCO International Fund are available only to private account clients of PIMCO. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the telephone redemption option has been elected, by calling the Trust at (800) 927-4648. Shares of a Fund may also be exchanged for shares of the same class of a series of the PIMCO Funds: Multi-Manager Series, an affiliated mutual fund family comprised primarily of equity portfolios managed by the subsidiary partnerships of PIMCO Advisors. Shareholders interested in such an exchange may request a prospectus for these funds by contacting the PIMCO Funds at the same address and telephone number as the Trust.

                                                                     PIMCO FUNDS

  Exchanges may be made only with respect to Funds, or PIMCO Funds: Multi-Manager Series, registered in the state of residence of the investor or where an exemption from registration is available. An exchange order is treated the same as a redemption followed by a purchase and may result in a capital gain or loss for tax purposes, and special rules may apply in computing tax basis when determining gain or loss. See "Taxation" in the Statement of Additional Information.

  The Trust reserves the right to modify or revoke the exchange privilege of any shareholder or to limit or reject any exchange. Although each Fund will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

                             PORTFOLIO TRANSACTIONS

  Pursuant to the advisory contract, the Adviser places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, the Adviser will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Adviser also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

  The Adviser manages the Funds without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher all these transaction costs borne by the Fund generally will be.

  Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser.

                                NET ASSET VALUE

  The net asset value per share of each of the Institutional Class and Administrative Class of each Fund is determined as of the close of trading on the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time) by dividing the total market value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the number of total outstanding shares of that class. Net asset value will not be determined on days on which the New York Stock Exchange is closed.

  The PIMCO Money Market Fund's securities are normally valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. See the Statement of Additional Information for a description of certain conditions and procedures followed by the PIMCO Money Market Fund in connection with amortized cost valuation. For all other Funds, portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

  Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

  Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class' distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class' proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the "net asset value" per share. Under certain circumstances, the per share net asset value of the Administrative Class shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Institutional Class shares as a result of the daily expense accruals of the service fee applicable to the Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  Shares begin earning dividends on the effective date of purchase, provided notification deadlines are met. See "Purchase of Shares." For the Fixed Income Funds (other than the PIMCO International Bond Fund), dividends are declared daily from net investment income to shareholders of record at the close of the previous business day, and distributed to shareholders monthly. The PIMCO International Bond, Strategic Balanced and Equity Funds intend to declare and pay as a dividend substantially all of their net investment income on a quarterly basis. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund unless the shareholder elects to have them paid in cash. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service fees by that class.

  Each Fund intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended. As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

  Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. To the extent that a shareholder is not exempt from tax on Fund distributions, such shareholder will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. All shareholders must treat dividends, other than capital gain dividends or dividends that represent a return of capital to shareholders, as ordinary income. Dividends designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. For state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA and GNMA Certificates). Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

  Taxable shareholders should note that the timing of their investment could have undesirable tax consequences. If shares are purchased on or just before the day the Fund declares a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution.

  The preceding discussion relates only to federal income tax; the consequences under other tax laws may differ. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

                                                                     PIMCO FUNDS

                               OTHER INFORMATION

CAPITALIZATION

  The Trust was organized as a Massachusetts business trust on February 19, 1987. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and thus should be considered remote.

MULTIPLE CLASSES OF SHARES

  In addition to Institutional Class and Administrative Class shares, each Fund offers Class A shares, Class B shares, and Class C shares. These other classes of the Funds may have different sales charges and expense levels, which will affect performance. Investors may contact the Distributor at (800) 426-0107 for more information concerning other classes of shares of the Funds. This Prospectus relates only to the Institutional Class shares and Administrative Class shares of the Funds.

VOTING

  Shareholders have the right to vote on the election of Trustees and on any and all matters on which the law or the Declaration of Trust states they may be entitled to vote. The Trust is not required to hold regular annual meetings of Trust shareholders and does not intend to do so. Shareholders of a class of shares have separate voting rights with respect to matters that only affect that class. See "Other Information--Voting Rights" in the Statement of Additional Information.

  The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

  Shares entitle their holders to one vote per share (with proportionate voting
for fractional shares). As of    , 1996, St. Johns Hospital (Santa Monica,
California) owned a controlling interest (as that term is defined in the 1940
Act) of the PIMCO Money Market Fund; Pacific Mutual Life Insurance Company (Newport Beach, California), owned a controlling interest of the PIMCO Total Return Fund II; Archdiocese of Los Angeles (Los Angeles, California) owned a controlling interest of the PIMCO Total Return Fund III; Firemans Fund Insurance (New York, New York) owned a controlling interest of the PIMCO Long-Term U.S. Government Fund; and Southern California Edison (Rosemead, California) and Charles Schwab & Co., Inc. (San Francisco, California) owned controlling interests of the PIMCO Foreign Bond Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

PERFORMANCE INFORMATION

  The Trust may, from time to time, include the yield and total return for each class of shares of its Funds in advertisements or reports to shareholders or prospective investors. Yield quotations for the PIMCO Money

Market Fund may include current yield and effective yield. Current yield will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period) and "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). Effective yield for the Fund is calculated in the manner similar to that used to calculate current yield, but reflects the compounding effect on earnings of reinvested dividends. For the remaining Funds, quotations of yield for a Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), reflect the deduction of a proportional share of Fund or class expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

  The Trust also may provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

  Performance information for the Trust may also be compared to various unmanaged indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Intermediate and 20+ Year Treasury Blend Index, the Lehman BB Intermediate Corporate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the Salomon Brothers World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Morgan Government Bond Index Non U.S.-Dollar Hedged, and other entities or organizations which track the performance of investment companies or investment advisers. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. PIMCO may also report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, and on the comparative performance or standing of PIMCO in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds or to the Adviser, should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see the Statement of Additional Information.

  Investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period. The Trust's Annual Report contains additional performance information for the Funds and is available upon request, without charge, by calling (800) 927-4648 (Current Shareholders), or
(800) 800-0952 (New Accounts).

                                                                     PIMCO FUNDS
                                   APPENDIX A

                            DESCRIPTION OF DURATION

  Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the Adviser.

  Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

  Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

  Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a fixed income security may vary over time in response to changes in interest rates and other market factors. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the anticipated economic life of a security into the determination of its interest rate exposure.

                                                                     PIMCO FUNDS
                                   APPENDIX B

                       DESCRIPTION OF SECURITIES RATINGS

  Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those institutional investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

MOODY'S INVESTORS SERVICE, INC.

 CORPORATE AND MUNICIPAL BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

 CORPORATE SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

 CORPORATE AND MUNICIPAL BOND RATINGS

 Investment Grade

  AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                                                                     PIMCO FUNDS

 Speculative Grade

  Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

  B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

  CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

  CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

  C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating CI is reserved for income bonds on which no interest is being paid.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

  r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

  The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

  N.R.: Not rated.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

 COMMERCIAL PAPER RATING DEFINITIONS

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

  A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B: Issues rated B are regarded as having only speculative capacity for timely payment.

  C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                            LOGO



PIMCO FUNDS
Pacific Investment Management Series

INVESTMENT ADVISER AND ADMINISTRATOR
  Pacific Investment Management Company
  840 Newport Center Drive, Suite 360
  Newport Beach, CA 92660

CUSTODIAN AND TRANSFER AGENT
  Investors Fiduciary Trust Company
  127 West 10th Street
  Kansas City, MO 64105

ACCOUNTANTS
  Price Waterhouse LLP
  1055 Broadway
  Kansas City, MO 64105

COUNSEL
  Dechert Price & Rhoads
  1500 K Street, N.W., Suite 500
  Washington, DC 20005

                                                                      PROSPECTUS

--------------------------------------------------------------------------------
                                                                January 14, 1997

                     PIMCO FUNDS

----------------     PROSPECTUS
January 14, 1997


Pacific              BOND FUNDS
Investment
Management          -Total Return Fund
Series              -Total Return Fund II
                    -Total Return Fund III
                    -Commercial Mortgage Securities Fund
                    -High Yield Fund
                    -Long-Term U.S. Government Fund
                    -Moderate Duration Fund

                     SHORT-TERM BOND FUNDS

                    -Low Duration Fund
                    -Low Duration Fund II
                    -Low Duration Fund III
                    -Short-Term Fund
                    -Money Market Fund

                     INTERNATIONAL BOND FUNDS

                    -Foreign Bond Fund
                    -Global Bond Fund
                    -Global Bond Fund II
                    -International Bond Fund

                     STOCK FUNDS

                    -StocksPLUS Fund
                    -StocksPLUS Short Strategy

                     STOCK AND BOND FUNDS

                    -Strategic Balanced Fund



                     P I M C O  (LOGO)

PIMCO Funds: Pacific Investment Management Series

PROSPECTUS

January 14, 1997

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PIMCO Funds (the "Trust") is an open-end series management investment company offering nineteen separate investment portfolios (each a "Fund") with different investment objectives and strategies. Each of the nineteen Funds are described herein. The Trust is designed to provide access to the professional investment management services offered by Pacific Investment Management Company ("Pacific Investment Management"), which serves as investment adviser (the "Adviser") to the Funds. The address of PIMCO Funds is 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

Each Fund offers three classes of shares in this Prospectus: Class A shares (generally sold subject to an initial sales charge), Class B shares (sold subject to a contingent deferred sales charge) and Class C shares (sold subject to an asset based sales charge). Through a separate prospectus, the Funds offer two additional classes of shares, Institutional Class shares and Administrative Class shares. See "Alternative Purchase Arrangements" below.

EACH OF THE FUNDS, EXCEPT THE MONEY MARKET FUND, MAY INVEST ALL OF ITS ASSETS IN DERIVATIVE INSTRUMENTS, SOME OF WHICH MAY BE PARTICULARLY SENSITIVE TO CHANGES IN PREVAILING INTEREST RATES. UNEXPECTED CHANGES IN INTEREST RATES MAY ADVERSELY AFFECT THE VALUE OF A FUND'S INVESTMENTS IN PARTICULAR DERIVATIVE
INSTRUMENTS.

This Prospectus concisely describes the information investors should know before investing in Class A, Class B or Class C shares of the Funds. Please read this Prospectus carefully and keep it for further reference.

Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest and of investment policies and restrictions applicable to each Fund, is set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of the Funds' investments will change, the investment returns and net asset value per share of each Fund also will vary.

A Statement of Additional information dated January 14, 1997, as supplemented from time to time, is available free of charge by writing to PIMCO Funds Distribution Company, 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning 800-426-0107. The Statement of Additional Information, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

INVESTMENT IN THE MONEY MARKET FUND (OR IN ANY OTHER FUND) IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE HIGH YIELD FUND MAY INVEST ALL OF ITS ASSETS, AND THE COMMERCIAL MORTGAGE SECURITIES FUND MAY INVEST UP TO 35% OF ITS ASSETS, IN JUNK BONDS, WHICH ARE SUBJECT TO HIGH RISK, AND SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THESE FUNDS. SEE "CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES-HIGH YIELD SECURITIES ("JUNK BONDS")."

TABLE OF CONTENTS
Prospectus Summary...........................................................  X
Schedule of Fees.............................................................  X
Financial Highlights.........................................................  X
Investment Objectives and Policies...........................................  X
Characteristics and Risks of Securities and Investment Techniques............  X
Performance Information......................................................  X
How to Buy Shares............................................................  X
General......................................................................  X
Alternative Purchase Arrangements............................................  X
Exchange Privilege...........................................................  X
How to Redeem................................................................  X
Distributor and Distribution and Servicing Plans.............................  X
How Net Asset Value is Determined............................................  X
Distributions................................................................  X
Taxes........................................................................  X
Management of the Trust......................................................  X
Description of the Trust.....................................................  X
Mailings to Shareholders.....................................................  X
Appendix A - Description of Duration.........................................  X
Appendix B - Description of Securities Ratings...............................  X

PIMCO Funds:  Pacific Investment Management Series

Prospectus Summary

Pacific Investment Management Company (the "Adviser") is the investment adviser of all of the Funds. Pacific Investment Management Company is one of the premier fixed income investment management firms in the U.S. As of September 30, 1996, Pacific Investment Management Company had over $83 billion in assets under management. Pacific Investment Management Company invests in all sectors of the fixed income market, using its total return philosophy--seeking capital appreciation as well as yield.

PIMCO FUND PROFILES

                             PIMCO                       PRIMARY
                             FUND NAME                   OBJECTIVE                                 DURATION       CREDIT QUALITY/1/
==================================================================================================================================
BOND FUNDS                   Total Return                Maximum total-return, consistent          Intermediate        High
                                                         with preservation of capital              (3-6 years)
                             -----------------------------------------------------------------------------------------------------
                             Total Return II             Maximum total-return, consistent          Intermediate        High
                                                         with preservation of capital              (3-6 years)
                             -----------------------------------------------------------------------------------------------------
                             Total Return III            Maximum total-return, consistent          Intermediate        High
                                                         with preservation of capital              (3-6 years)
                             -----------------------------------------------------------------------------------------------------
                             Commercial Mortgage         Maximum total-return, consistent          Intermediate        Medium
                              Securities                 with preservation of capital              (3-8 years)
                             -----------------------------------------------------------------------------------------------------
                             High Yield                  Maximum total-return, consistent          Intermediate        Low
                                                         with presentation of capital              (3-6 years)
                             -----------------------------------------------------------------------------------------------------
                             Long-Term U.S. Government   Maximum total-return, consistent          Long                High
                                                         with preservation of capital              (8+ years)
                             -----------------------------------------------------------------------------------------------------
                             Moderate Duration           Maximum total-return, consistent          Intermediate        High
                                                         with preservation of capital              (2-4 years)
==================================================================================================================================
SHORTER-TERM BOND FUNDS      Low Duration                Maximum total-return, consistent          Short               High
                                                         with preservation of capital              (1-3 years)
                             -----------------------------------------------------------------------------------------------------
                             Low Duration II             Maximum total-return, consistent          Short               High
                                                         with preservation of capital              (1-3 years)
                             -----------------------------------------------------------------------------------------------------
                             Low Duration III            Maximum total-return, consistent          Short               High
                                                         with preservation of capital              (1-3 years)
                             -----------------------------------------------------------------------------------------------------
                             Short-Term                  Maximum current income, consistent        Short               High
                                                         with preservation of capital and          (up to 1 year)
                                                         daily liquidity
                             -----------------------------------------------------------------------------------------------------
                             Money Market                Maximum current income, consistent        Short               High
                                                         with preservation of capital and          (up to 90 days)
                                                         daily liquidity
==================================================================================================================================
INTERNATIONAL BOND FUNDS     Foreign Bond                Maximum total-return, consistent          Intermediate        High
                                                         with preservation of capital (non-U.S.)   (3-6 years)
                             -----------------------------------------------------------------------------------------------------
                             Global Bond                 Maximum total-return, consistent          Intermediate        High
                                                         with preservation of capital (U.S.        (3-8 years)
                                                         and non-U.S.)
                             -----------------------------------------------------------------------------------------------------
                             Global Bond II              Maximum total-return, consistent          Intermediate        High
                                                         with preservation of capital (U.S.        (3-6 years)
                                                         and non-U.S.)
                             -----------------------------------------------------------------------------------------------------
                             International Bond          Maximum total-return, consistent          Intermediate        High
                                                         with preservation of capital (U.S.        (not to exceed
                                                         and non-U.S.)                             8 years)
==================================================================================================================================
STOCK FUNDS                  StocksPLUS/2/               Total return which exceeds that of the    Short               Medium
                                                         S&P 500 (stock index futures backed       (up to 1 year)
                                                         by short-term bonds)
                             -----------------------------------------------------------------------------------------------------
                             StocksPLUS Short            Total return through implementation       Short               Medium
                              Strategy                   of short  positions on the S&P 500        (up to 1 year)
==================================================================================================================================
STOCK AND BOND FUNDS         Strategic Balanced          Maximum total return, consistent          Intermediate        High
                                                         with preservation of capital              (0-6 years)




1 For specific information concerning the credit quality of the securities in each Fund's portfolio, see "Investment Objectives and Policies."


2  Available for purchase in tax deferred accounts only.

4 PIMCO FUNDS - Pacific Investment Management Series
-----------------------------------------------------------------


SCHEDULE OF FEES

SHAREHOLDER TRANSACTION
EXPENSES (ALL FUNDS)                                                               CLASS A      CLASS B      CLASS C
                                                                                   SHARES       SHARES       SHARES

Maximum initial sales charge imposed on purchases
(as a percentage of offering price at time of
   purchase)
       All Funds except for Money Market, Short-Term, Low Duration,
               Low Duration II, Low Duration III and StocksPLUS Funds.....         4.75%         None         None
       Short Term, Low Duration, Low Duration II, Low Duration III and
              StocksPlus Funds............................................         3.00%         None         None
       Money Market Fund..................................................         None(1)       None         None

Maximum sales charge imposed on
 reinvested dividends (as a
 percentage of net asset value at
 time of purchase)........................................................         None         None          None

Maximum contingent deferred sales
 charge ("CDSC") (as a percentage
 of original purchase price) .............................................           1%(2)         5%(3)      1%(4)

Redemption Fee
   StocksPLUS Short Strategy Fund.........................................           1%(5)         1%(5)      1%(5)
   All Other Funds........................................................           None          None       None

Exchange Fee..............................................................           None(1)       None       None

(1) Regular sales charges apply when Class A shares of the Money Market Fund (on which no sales charge was paid at time of purchase) are exchanged for shares of any other Fund.

(2) Imposed only in certain circumstances where Class A shares are purchased without a sales charge at the time of purchase. See "Alternative Purchase Arrangements" in this Prospectus.

(3) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedules set forth under "Deferred Sales Charge Alternative--Class B Shares" in this Prospectus.

(4) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

(5)  On shares held less than 3 months.

     PIMCO FUNDS - Pacific Investment Management Series
------------------------------------------------------------------------       5

                                                                 EXAMPLE: You would pay the               EXAMPLE: You would pay the

                                                                 following expenses on a $1,000           following expenses on a

                     ANNUAL FUND                                 investment assuming (1) 5% annual        $1,000 investment assuming

                     OPERATING EXPENSES                          return and (2) redemption at the end of   (1) 5% annual return

CLASS A SHARES       (As a percentage of average net assets)     each time period:                         and (2) no redemption:
------------------------------------------------------------------------------------------------------------------------------------


                                      Admini-            Total Fund
                            Advisory  strative  12b-1    Operating     1         3       5      10     1        3       5      10
Fund                           Fee      Fee     Fees/1/   Expenses    Year     Years   Years   Years  Year    Years   Years   Years
------------------------------------------------------------------------------------------------------------------------------------

Money Market...............   .15%    .35%      .10%/2/    .60%/3/    $       $      $       $        $      $        $      $
Short-Term.................   .25     .35       .25        .85
Low Duration...............   .25     .40       .25        .90
Low Duration II............   .25     .40       .25        .90
Low Duration III...........   .25     .40       .25        .90
Moderate Duration..........   .25     .40       .25        .90
High Yield.................   .25     .40       .25        .90
Total Return...............   .25     .40       .25        .90
Total Return II............   .25     .40       .25        .90
Total Return III...........   .25     .40       .25        .90
Commercial Mortgage
 Securities................   .40     .40       .25       1.05
Long Term U.S. Government..   .25     .40       .25        .90
Foreign Bond...............   .25     .45       .25        .95
Global Bond................   .25     .45       .25        .95
Global Bond II.............   .25     .45       .25        .95
International Bond.........   .25     .45       .25        .95
StocksPLUS.................   .40     .40       .25       1.05
StocksPLUS Short Strategy..   .40     .40       .25       1.05
Strategic Balanced.........   .40     .40       .25       1.05
------------------------------------------------------------------------------------------------------------------------------------

/1/ 12b-1 fees represent servicing fees which are paid annually to the Distributor and repaid to participating brokers, certain banks and other financial intermediaries. See "Distributor and Distribution and Servicing Plans."

/2/ The Distributor has voluntarily undertaken to reduce the 12b-1 fee it receives with respect to the Money Market Fund to .10% of the Fund's average daily net assets until further notice. Absent such undertaking, the 12b-1 fee would be .20% of the Fund's average daily net assets.

/3/ Absent the undertaking noted, the "Total Fund Operating Expenses" for the Money Market Fund would be .70% of the Fund's average daily net assets.



                                                                 EXAMPLE: You would pay the               EXAMPLE: You would pay the

                                                                 following expenses on a $1,000           following expenses on a

                     ANNUAL FUND                                 investment assuming (1) 5% annual        $1,000 investment assuming

                     OPERATING EXPENSES                          return and (2) redemption at the end of   (1) 5% annual return

CLASS B SHARES       (As a percentage of average net assets)     each time period:                         and (2) no redemptions:
------------------------------------------------------------------------------------------------------------------------------------


                                      Admini-            Total Fund
                            Advisory  strative  12b-1    Operating     1         3       5      10     1        3       5      10
Fund                           Fee      Fee     Fees/1/   Expenses    Year     Years   Years   Years  Year    Years   Years   Years
------------------------------------------------------------------------------------------------------------------------------------


Money Market...............   .15%    .35%     1.00%      1.50%       $       $      $       $        $      $        $      $
Short-Term.................   .25     .35      1.00       1.60
Low Duration...............   .25     .40      1.00       1.65
Low Duration II............   .25     .40      1.00       1.65
Low Duration III...........   .25     .40      1.00       1.65
Moderate Duration..........   .25     .40      1.00       1.65
High Yield.................   .25     .40      1.00       1.65
Total Return...............   .25     .40      1.00       1.65
Total Return II............   .25     .40      1.00       1.65
Total Return III...........   .25     .40      1.00       1.65
Commercial Mortgage
 Securities................   .40     .40      1.00       1.80
Long Term U.S. Government..   .25     .40      1.00       1.65
Foreign Bond...............   .25     .45      1.00       1.70
Global Bond................   .25     .45      1.00       1.70
Global Bond II.............   .25     .45      1.00       1.70
International Bond.........   .25     .45      1.00       1.70
StocksPLUS.................   .40     .40      1.00       1.80
StocksPLUS Short Strategy..   .40     .40      1.00       1.80
Strategic Balanced.........   .40     .40      1.00       1.80
------------------------------------------------------------------------------------------------------------------------------------

6        PIMCO FUNDS - Pacific Investment Management Series
     ------------------------------------------------------------------------


                                                                 EXAMPLE: You would pay the               EXAMPLE: You would pay the

                                                                 following expenses on a $1,000           following expenses on a

                     ANNUAL FUND                                 investment assuming (1) 5% annual        $1,000 investment ass-

                     OPERATING EXPENSES                          return and (2) redemption at the end of   assuming (1) 5% annual

CLASS C SHARES       (As a percentage of average net assets)     each time period:                         return and (2) no

                                                                                                           redemption:
------------------------------------------------------------------------------------------------------------------------------------


                                      Admini-            Total Fund
                            Advisory  strative  12b-1    Operating     1         3       5      10     1        3       5      10
Fund                           Fee      Fee     Fees/1/   Expenses    Year     Years   Years   Years  Year    Years   Years   Years
------------------------------------------------------------------------------------------------------------------------------------

Money Market...............   .15%    .35%      .10%/2/    .60%/3/    $       $      $       $        $      $        $      $
Short-Term.................   .25     .35       .75       1.35
Low Duration...............   .25     .40       .75       1.40
Low Duration II............   .25     .40       .75       1.40
Low Duration III...........   .25     .40       .75       1.40
Moderate Duration..........   .25     .40      1.00       1.65
High Yield.................   .25     .40      1.00       1.65
Total Return...............   .25     .40      1.00       1.65
Total Return II............   .25     .40      1.00       1.65
Total Return III...........   .25     .40      1.00       1.65
Commercial Mortgage
 Securities................   .40     .40      1.00       1.80
Long Term U.S. Government..   .25     .40      1.00       1.65
Foreign Bond...............   .25     .45      1.00       1.70
Global Bond................   .25     .45      1.00       1.70
Global Bond II.............   .25     .45      1.00       1.70
International Bond.........   .25     .45      1.00       1.70
StocksPLUS.................   .40     .40       .75       1.55
StocksPLUS Short Strategy..   .40     .40      1.00       1.80
Strategic Balanced.........   .40     .40      1.00       1.80
------------------------------------------------------------------------------------------------------------------------------------

/1/ 12b-1 fees which equal or are less than .25% represent servicing fees which are paid annually to the Distributor and repaid by the Distributor to participating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."

/2/ The Distributor has voluntarily undertaken to reduce the 12b-1 fee it receives with respect to the Money Market Fund to .10% of the Fund's average daily net assets until further notice. Absent such undertaking, the 12b-1 fee would be .20% of the Fund's average daily net assets.

/3/ Absent the undertaking noted, the "Total Fund Operating Expenses" for the Money Market Fund would be .70% of the Fund's average daily net assets.

The purpose of the foregoing tables is to assist investors in understanding the various costs and expenses of the Trust that are borne directly or indirectly by Class A, Class B and Class C shareholders of the Funds. Class A, Class B and Class C shares of the Funds were not offered prior to the date of this Prospectus, although Class A, Class B and Class C shares of a predecessor series of the Global Bond Fund II, which was reorganized as a series of the Trust on January ___, 1997, were previously offered. The Examples for Class A shares assume payment of the current maximum applicable sales load. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder of the Trust may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

NOTE: THE FIGURES SHOWN IN THE EXAMPLES ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

     PIMCO FUNDS - Pacific Investment Management Series                       7
-----------------------------------------------------------------------


                             FINANCIAL HIGHLIGHTS

The financial highlights set forth below for the Global Bond Fund II present certain information and ratios as well as performance information for Class A, Class B and Class C shares for that Fund. Information for the Fund reflects the operational history of the Global Income Fund, a former series of PIMCO Advisors Funds. The Global Income Fund was reorganized as a series of the Trust on _______, 1997. The information provided below has been audited by Coopers & Lybrand L.L.P., the independent accountants for the Global Income Fund for the periods listed, whose report thereon is included in PIMCO Advisors Fund's Annual Report dated September 30, 1996, which is incorporated by reference in the Statement of Additional Information and may be obtained from the Distributor without charge. The remaining Funds did not offer Class A, Class B or Class C shares prior to the date of this Prospectus.


The following schedule of financial highlights for the Global Bond Fund II is for shares outstanding throughout the periods listed.

GLOBAL BOND FUND II

CLASS A  CLASS B  CLASS C

Period Ended September 30,

1996(1)                 1996(1)              1996(1)
----                    ----                 ----


[Insert financials to be provided in a post-effective amendment to be filed pursuant to Rule 485(b) prior to the effective date of this amendment.]

____________



____________
(1) The Fund commenced operations as a series of PIMCO Advisors Funds on October 1, 1995.

8        PIMCO FUNDS - Pacific Investment Management Series
    -------------------------------------------------------------------------


                      INVESTMENT OBJECTIVES AND POLICIES

The investment objective and general investment policies of each Fund are described below. There can be no assurance that the investment objective of any Fund will be achieved. The value of all securities and other instruments held by the Funds will vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary, except that the Money Market Fund shall attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that the Fund will be successful in doing so. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. The value of fixed income securities can be expected to vary inversely with changes in prevailing interest rates, i.e., as interest rates rise, market value tends to decrease, and vice versa. In addition, certain of the Funds may invest in securities rated lower than Baa by Moody's or BBB by S&P. Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies.

Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. Certain Funds may sell securities short, which exposes the Fund to a risk of loss if the value of the security sold short should increase.

All Funds (except the Money Market Fund) may use derivative instruments, consisting of futures, options, options on futures, and swap agreements, for hedging purposes or as part of their investment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securities being hedged and the value of the particular derivative instrument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particular derivative instruments. Unless otherwise indicated, all limitation applicable to Fund investments (as stated in this Prospectus and in the Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser determines that is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

The Funds offer their shares to both retail and institutional investors. Institutional shareholders, some of whom also may be investment advisory clients of Pacific Investment Management, may hold large positions in certain of the Funds. Such shareholders may on occasion make large redemptions of their holdings in the Funds to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions from some Funds could require the Adviser to liquidate portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause a fund to realize capital gains.

Specific portfolio securities eligible for purchase by the Funds, investment techniques that may be used by the Funds, and the risks associated with these securities and techniques are described more fully under "Characteristics and Risks of Securities and Investment Techniques" in the Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

FIXED INCOME FUNDS

Each of the Fixed Income Funds differs from the others primarily in the length of the Fund's duration or the proportion of its investments in certain types of fixed income securities. For a discussion of the concept of duration, see "Appendix A--Description of Duration."

The investment objective of the Money Market Fund and Short-Term Fund is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. The Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so. The investment objective of the Global Bond Fund II is to seek maximum total return, consistent with the preservation of capital. Each of the remaining Fixed Income Funds seeks to maximize total return, consistent with preservation of capital and prudent investment management.

In selecting securities for each Fixed Income Fund, the Adviser utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of each Fund's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Adviser's outlook for the U.S. and foreign economies, the financial markets, and other factors.

Each of the Fixed Income Funds will invest at least 65% of its assets in the following types of securities, which, unless specifically provided otherwise in the description of the Funds that follows, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; structured notes and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Each of the Fixed Income Funds may hold different percentages of its assets in these various types of securities, and each Fund, except the Money Market Fund, may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities.

The compositions of the Fixed Income Funds differ as follows:

MONEY MARKET FUND   seeks maximum current income consistent with the
preservation of capital and daily liquidity. It attempts to achieve this objective by investing at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of the highest quality money market securities. The Fund may also invest up to 5% of its total assets, measured at the time of investment, in money market securities that are in the second-highest rating category for short-term obligations. The Fund's investments in securities will be limited to U.S. dollar-denominated securities that mature in 397 days or less from the date of purchase. The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities from domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Money Market Fund may invest only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to at least 95% of its total assets, measured at the time of investment, that are of the highest quality. The Adviser will make a determination as to whether a security presents minimal credit risk under procedures adopted by the Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i) by any two nationally recognized statistical rating organizations ("NRSROs'') (e.g., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P), or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees; (2) if unrated but issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security, and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees; or (3) an unrated security that is of comparable quality to a security rated in the highest rating category as determined by the Adviser and whose acquisition is approved or ratified by the Board of Trustees. With respect to no more than 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered to be of the highest quality, as applied to instruments in the second-highest rating category. See "Appendix B--Description of Securities Ratings" for a description of Moody's and S&P's ratings applicable to fixed income securities.

The Money Market Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that (1) the Fund may invest more than 5% of its total assets in the securities of a single issuer if rated in the highest rating category for a period of up to three business days after purchase, provided that the Fund may not make more than one investment at a time in accordance with this exception, and (2) this limitation shall not apply to U.S. Government securities and repurchase agreements with respect thereto. The Fund may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is required for securities purchased by the Fund, the Adviser, under procedures approved by the Board of Trustees (or the Board of Trustees itself if the Adviser becomes aware an unrated security is downgraded below high
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quality and the Adviser does not dispose of the security or such security does not mature within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether to retain the instrument.

SHORT-TERM FUND   invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally not exceed one year. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade (rated below Baa by Moody's or BBB by S&P) but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). Securities rated below investment grade may be referred to colloquially as "junk bonds." For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings.'' The Fund may invest up to 5% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

LOW DURATION FUND   invests in a diversified portfolio of fixed income
securities of varying maturities. The average portfolio duration of this Fund will normally vary within a one- to three-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the Moderate Duration Fund or the Total Return Fund because its duration will be shorter.

LOW DURATION FUND II   has the same policies as the Low Duration Fund, except
that its investments in fixed income securities are limited to those of domestic (U.S.) issuers that are rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality).

LOW DURATION FUND III   has the same policies as the Low Duration Fund, except
that it limits its investments with respect to certain socially sensitive issues. As a matter of non-fundamental policy, the Fund will not invest in the securities of any issuer determined by the Adviser to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, or the operation of gambling casinos. The Fund will also avoid, to the extent possible on the basis of information available to the Adviser, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

MODERATE DURATION FUND   invests in a diversified portfolio of fixed income
securities of varying maturities. The average portfolio duration of this Fund will normally vary within a two- to four-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the Total Return Fund because its duration will normally be shorter. However, the total rate of return for this Fund is expected to exhibit more volatility than that of the Low Duration Fund because its duration will normally be longer.

HIGH YIELD FUND   invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). Such securities are colloquially referred to as "junk bonds." The remainder of the Fund's assets may be invested in investment grade fixed income securities (i.e., securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, deemed by the Adviser to be of comparable quality). The average portfolio duration of this Fund will normally vary within a two- to six-year time frame depending on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest in securities of foreign issuers, but only those that are U.S. dollar-denominated. The Fund may also engage in hedging strategies involving equity options.

Investments in high yield securities, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, also entail greater risk, including the possibility of default or bankruptcy of the issuer of such securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers of high yield

         PIMCO FUNDS - Pacific Investment Management Series                   11
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securities may be less able to withstand general economic downturns. The Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. The value of all fixed income securities, including those held by the Fund, can be expected to change inversely with interest rates. For a further discussion of the special risks of investing in lower rated securities, see "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities."

TOTAL RETURN FUND   invests under normal circumstances at least 65% of its
assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally vary within a three- to six-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Adviser believes to be relatively undervalued. The total rate of return for this Fund is expected to exhibit less volatility than that of the Long-Term U.S. Government Fund because its duration will normally be shorter.

TOTAL RETURN FUND II   has the same policies as the Total Return Fund, except
that its investments in fixed income securities are limited to those of domestic (U.S.) issuers that are rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality).

TOTAL RETURN FUND III has the same policies as the Total Return Fund, except that it limits its investments with respect to certain socially sensitive issues in the same manner as the Low Duration Fund III.

COMMERCIAL MORTGAGE SECURITIES FUND   invests at least 65% of its assets in
commercial mortgage-backed securities rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality). The Fund also may invest up to 35% of its assets in lower-rated securities (but rated at least B, or, if unrated, determined by the Adviser to be of comparable quality) if such securities are considered by the Adviser to have attractive investment characteristics. For information on the risks associated with investments in securities rated below investment grade, see "Appendix B-- Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to eight-year time frame depending on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest in securities of foreign issuers, but only those that are U.S. dollar-denominated.

LONG-TERM U.S. GOVERNMENT FUND invests in a diversified portfolio of primarily U.S. Government securities, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The Fund will have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years. The total rate of return is expected to exhibit more volatility than that of the other Fixed Income Funds due to the greater investment risk normally associated with longer duration investments. The Long-Term U.S. Government Fund's investments in fixed income securities are limited to those of U.S. dollar-denominated securities of domestic and foreign issuers that are rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). In addition, the Fund will not acquire a security if, as a result, more than 10% of the Fund's total assets would be invested in securities rated below Aa by Moody's or below AA by S&P, or if more than 25% of the Fund's total assets would be invested in securities rated Aa by Moody's or AA by S&P.

FOREIGN BOND FUND   invests in a portfolio of fixed income securities primarily denominated in major foreign currencies and baskets of foreign currencies (such as the European Currency Unit, or "ECU''). The Adviser will invest the assets of the Fund in a number of international bond markets so that, under normal circumstances, the Fund will invest at least 85% of its assets in securities of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B-- Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to six-year time frame.
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GLOBAL BOND FUND  invests in a portfolio of fixed income securities denominated in major currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar. Under normal circumstances, at least 65% of the Fund's assets will be invested in fixed income securities of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. Depending on the Adviser's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund's assets. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to eight-year time frame.

GLOBAL BOND FUND II has the same policies as the Global Bond Fund except as set forth below. The average portfolio duration of the Global Bond Fund II will normally vary within a three- to six-year time frame, and the Fund expects to hedge its foreign currency exposure so that generally no more than 25% of the Fund's total net assets will be invested in unhedged foreign currency denominated securities. The Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes. The Global Bond Fund II may only engage in short sales that are "against the box," and may not loan its portfolio securities if their market value exceeds 25% of the total assets of the Fund.
In addition, the Global Bond Fund II is subject to different fundamental and non-fundamental investment restrictions than the Global Bond Fund. See "Investment Restrictions" in the Statement of Additional Information.

The Foreign Bond Fund differs from the Global Bond and Global Bond II Funds primarily in the extent to which assets are invested in the securities of issuers located outside the United States. The Adviser will select these Funds' foreign country and currency compositions based on an evaluation of relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be relevant.

INTERNATIONAL BOND FUND   invests in a portfolio of fixed income securities
denominated in major foreign currencies, baskets of foreign currencies, and the U.S. dollar. The Adviser will invest the assets of the Fund in a number of international bond markets so that, under normal conditions, the Fund will invest at least 65% of its assets in fixed income securities of foreign issuers representing at least three foreign countries or currencies, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The International Bond Fund will invest only in investment grade securities, i.e., in securities rated at least Baa by Moody's or BBB by S&P (or, if unrated, deemed by the Adviser to be of comparable quality). The average portfolio duration of this Fund will vary based on the strategy currently being used by the Adviser in managing the assets of the Fund within the overall PIMCO private account management program, but is normally not expected to exceed eight years. The Adviser will select the Fund's foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be relevant.

Each of the Foreign Bond, Global Bond, Global Bond II and International Bond Funds must normally invest at least 65% of its total assets in "bonds." For this purpose, each of these Funds considers the various types of debt or fixed income securities in which it invests, as specifically described elsewhere in this Prospectus, to be "bonds" as referenced in that Fund's name. The use of this name is not meant to restrict a Fund's investment to the narrow category of debt securities that are formally called "bonds."

As a non-fundamental, operating policy, the Adviser intends to use foreign currency-related derivative instruments (currency futures and related options, currency options, forward contracts and swap agreements) in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the Fixed Income Funds (other than the Global Bond Fund) denominated in currencies other than the U.S. dollar. There can be no assurance that the Adviser will be successful in doing so. The active use of currency derivatives involves transaction costs which may adversely effect yield and return.

The Commercial Mortgage Securities, Foreign Bond, Global Bond, Global Bond II and International Bond Funds are "non-diversified" for purposes of the Investment Company Act of 1940 ("1940 Act"), meaning that they may invest a greater percentage of their assets in the securities of one issuer than the other Funds. As "non-diversified" portfolios, these Funds may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified portfolio might be.

         PIMCO FUNDS - Pacific Investment Management Series                   13
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EQUITY FUNDS

The Equity Funds are the StocksPLUS Fund and the StocksPLUS Short Strategy Fund. The investment objective of the StockPLUS Fund is to seek to achieve a total return which exceeds the total return performance of the S&P 500 Index. The investment objective of the StocksPLUS Short Strategy Fund is to seek total return through the implementation of short investment positions on the S&P 500 Index.

Each of the Equity Funds invests in common stocks, options, futures, options on futures and swaps consistent with its portfolio management strategy as set forth below. Assets not invested in equity securities may be invested in securities eligible for purchase by the Fixed Income Funds. Each of the Equity Funds may invest up to 10% of its assets in fixed income securities that are below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, but at least B (or, if unrated, determined by the Adviser to be of comparable quality). In addition, each of the Equity Funds may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income. Each of the Equity Funds may invest all of its assets in derivative instruments, as described below and under ''Characteristics of Securities and Investment Techniques--Derivative Instruments.'' Each of the Equity Funds may invest up to 20% of its assets in securities of foreign issuers, may purchase and sell options and futures on foreign currencies, and may enter into forward foreign currency contracts.

The Equity Funds differ in composition or strategy as follows:

STOCKSPLUS FUND   invests only in common stocks that are represented in the S&P
500 (''S&P 500 stocks''), stock index futures, options on stock indexes, and options on stock index futures that are based on the S&P 500 and swap agreements with respect to the S&P 500 ("S&P 500 derivatives"). StocksPLUS is the name of a proprietary portfolio management strategy which utilizes S&P 500 derivatives in addition to or in place of S&P 500 stocks to equal or exceed the performance of the S&P 500. The Fund will seek to remain invested in S&P 500 stocks and S&P 500 derivatives even when the S&P 500 is declining.

The percentage of the StocksPLUS Fund's assets invested directly in S&P 500 stocks will vary depending primarily on whether S&P 500 derivatives appear, in the Adviser's opinion, overvalued or undervalued with respect to the stocks underlying the S&P 500. The Fund may invest up to 100% of its assets in S&P 500 derivatives. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, or otherwise maintain offsetting positions to cover its open positions in S&P 500 derivatives. The Adviser will actively manage the fixed income assets serving as cover for derivatives, as well as any other fixed income assets held by the Fund, with a view toward enhancing the Fund's total return investment performance, subject to an overall portfolio duration which is normally not expected to exceed one year. See "Appendix A--Description of Duration."

The S&P 500 is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard and Poor's ("S&P") chooses the stocks to be included in the S&P 500 solely on a statistical basis. The weightings of stocks in the index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Stocks represented currently in the S&P 500 represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P.

When S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest up to 100% of its assets in a "basket" of S&P 500 stocks. The composition of this basket will be determined by standard statistical techniques that analyze the historical correlation between the return of every stock currently in the S&P 500 and the return on the S&P 500 itself. The Adviser may employ fundamental stock analysis only to choose among stocks that have already satisfied the statistical correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500.

Positions in S&P 500 futures and options on futures will be entered into only to the extent they constitute permissible positions for the Fund according to applicable rules of the Commodity Futures Trading Commission ("CFTC"). From time to time, the Adviser may be constrained in its ability to use S&P 500 derivatives either by requirements of the Internal Revenue Code or by an unanticipated inability to close out positions when it would be most advantageous to do so. A large number of investors use S&P 500 derivatives for both hedging and speculative purposes, and although generally this helps guarantee a liquid market in those instruments, at times liquidity may be limited. For more information about S&P 500 derivatives, see "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments."
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STOCKSPLUS SHORT STRATEGY FUND   invests primarily in S&P 500 short positions
such that the Fund's net asset value is generally expected to vary inversely to the value of the S&P 500. The Fund is designed for investors seeking to take advantage of declines in the value of the S&P 500, or investors wishing to hedge existing long equity positions. The Fund will generally realize gains only when the price of the S&P 500 Index is declining. When the S&P 500 is rising, the Fund will generally incur a loss.

The Fund will maintain short positions through the use of a combination of S&P 500 derivatives, including options, futures and swap agreements. All S&P 500 derivatives will be covered by the maintenance of a segregated account consisting of liquid assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, or through the maintenance of offsetting positions. It is anticipated that the Fund will generally remain fully invested in S&P 500 short positions at all times, even during periods when the S&P 500 Index is rising. However, the Fund may purchase call options on S&P 500 futures contracts from time to time in an effort to limit the total potential decline in the Fund's net asset value. There can be no assurance that the use of such call options would be effective in limiting the potential decline in net asset value of the Fund.

The Adviser will actively manage the fixed income portion of the Fund's investment portfolio that is used as coverage for the S&P 500 derivatives in an attempt to provide incremental returns. Thus, there will not be a perfect inverse correlation between the performance of the S&P 500 and the performance of the Fund. A perfect inverse correlation would exist if the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased in exact proportion to decreases in the S&P 500 (or decreased in exact proportion to increases in the S&P 500). Rather, because of the Adviser's management of the fixed income securities that are held by the Fund as cover for the Fund's short positions, it is expected that, if the value of the S&P 500 were to decrease by 10%, for example, the amount by which the Fund's net asset value would increase would be an amount slightly in excess of 10%. Conversely, an increase in the S&P 500 of 10% would result in a loss to the Fund of slightly less than this amount. There can be no assurance that the use of such active fixed income management techniques will produce the intended results.

BALANCED FUNDS

STRATEGIC BALANCED FUND   has as its investment objective the maximization of
total return, consistent with preservation of capital and prudent investment management. In seeking to achieve this objective, the Fund invests in the securities eligible for purchase by the StocksPLUS Fund and the Total Return Fund. The percentage of the Fund's assets allocated to equity or fixed income exposure will vary in accordance with an asset allocation methodology developed by the Adviser. The methodology builds upon the Adviser's long-standing process of economic forecasting of business cycle stages by applying to this process a disciplined asset allocation model which employs certain statistical variance techniques. Depending on the outcome of this asset allocation methodology, the Fund's equity exposure will vary between 45% and 75% of its total assets, and its fixed income exposure will vary between 25% and 55%. There can be no assurance that the Adviser's asset allocation methodology will be successful.

TOTAL RETURN

The "total return" sought by certain of the Funds will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares), or realized from the purchase and sale of securities and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in market value of fixed income securities (and therefore their capital appreciation or depreciation) is largely a function of changes in the current level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of fixed income securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.

The change in market value of equity securities (and therefore their capital appreciation or depreciation) may depend upon a number of factors, including: conditions in the securities markets, the business success of the security's issuer, changing interest rates, real or

         PIMCO FUNDS - Pacific Investment Management Series                   15
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perceived economic and competitive industry conditions, and foreign currency exchange rates. Historically, the total return performance of equity-oriented portfolios has generally been greater over the long term than fixed income portfolios. However, the market risk and price volatility of an equity portfolio is generally greater than that of a fixed income portfolio, and is generally considered to be a more aggressive investment.


                    CHARACTERISTICS AND RISKS OF SECURITIES
                           AND INVESTMENT TECHNIQUES

The following describes in greater detail different types of securities and investment techniques used by the individual Funds, and discusses certain concepts relevant to the investment policies of the Funds. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.

U.S. GOVERNMENT SECURITIES

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.

CORPORATE DEBT SECURITIES

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Investments in corporate debt securities that are rated below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Moody's also describes securities rated Baa as having speculative characteristics. The Adviser seeks to minimize these risks through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. See "Appendix B--Description of Securities Ratings." Investments in high yield securities are discussed separately below, see "High Yield Securities ("Junk Bonds")."

VARIABLE AND FLOATING RATE SECURITIES

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

16       PIMCO FUNDS - Pacific Investment Management Series
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Each of the Fixed Income Funds may invest in floating rate debt instruments
("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.

Each of the Fixed Income Funds (except the Money Market Fund) may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Funds have adopted a policy under which no Fund will invest more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Each of the Funds (except the Money Market Fund) may invest all of its assets in mortgage- or asset-backed securities. The value of some mortgage- or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks

         PIMCO FUNDS - Pacific Investment Management Series                   17
--------------------------------------------------------------------------------

of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. The Funds have adopted a policy under which no Fund will invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Funds may invest in other asset-backed securities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

REPURCHASE AGREEMENTS

For the purpose of achieving income, each of the Funds may enter into repurchase agreements, which entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. No Fund will invest more than 15% of its net assets (10% in the case of the Money Market Fund) (taken at current market value) in repurchase agreements maturing in more than seven days.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS, AND OTHER BORROWINGS

A reverse repurchase agreement is a form of leverage that involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements.

A Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to cover its obligations under dollar rolls.

Dollar rolls and reverse repurchase agreements will be subject to the Funds' limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33/1//3% (for each Fund except the Global Bond Fund II) of such Fund's total assets. Apart from transactions involving reverse repurchase agreements and dollar rolls, a Fund will not borrow money, except for temporary administrative purposes. The Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.

18        PIMCO FUNDS - Pacific Investment Management Series
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LOANS OF PORTFOLIO SECURITIES

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;
(ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33/1//3% (25% in the case of the Global Bond Fund
II) of the total assets of the Fund.

DELAYED DELIVERY, WHEN-ISSUED, AND FORWARD COMMITMENT TRANSACTIONS

Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When such purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in a segregated account. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

SHORT SALES

Each of the Funds (except the High Yield, Total Return III and StocksPLUS Funds), and particularly the StocksPLUS Short Strategy Fund, may from time to time effect short sales as part of their overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long positions in similar securities as those sold short. A short sale (other than a short sale against the box) is a transaction in which a Fund sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that a Fund engages in short sales, it must (except in the case of short sales "against the box") maintain asset coverage in the form of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account, or otherwise cover its position in a permissible manner. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Global Bond Fund II may only engage in short sales that are "against the box."

FOREIGN SECURITIES

Each of the Funds (except the Low Duration II and Total Return II Funds) may invest directly in fixed income securities of non-U.S. issuers. The Money Market, High Yield, Commercial Mortgage Securities and Long-Term U.S. Government Funds may only invest in U.S. dollar-denominated fixed income securities of non-U.S. issuers. Each of the Equity Funds may invest directly in foreign equity securities.

Each of the Funds will limit its foreign investments to securities of issuers based in developed countries (including Newly Industrialized Countries ("NICs"), such as Taiwan, South Korea and Mexico). The Short-Term, Low Duration and Low Duration III Funds limit their investments in securities of issuers based in NICs to 5% of their assets, and the remaining Fixed Income Funds (except the Foreign Bond, Global Bond, Global Bond II and International Bond Funds) limit their investments in securities of issuers based in NICs to 10% of their assets. Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in

          PIMCO FUNDS - Pacific Investment Management Series                  19
     ---------------------------------------------------------------------

securities issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

Each of the Fixed Income Funds (except the Low Duration II and Total Return II Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings. For further information, see the Statement of Additional Information.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

All Funds that may invest in securities denominated in foreign currencies may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Fund ''locks in'' the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account to cover forward currency contracts entered into for non-hedging purposes.

All Funds that may invest in securities denominated in foreign currencies may invest in options on foreign currencies and foreign currency futures and options thereon. The Funds also may invest in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates. Each Fund that may invest in securities denominated in foreign currencies, except the Global Bond Fund, will use these techniques to hedge at least 75% of its exposure to foreign currency. For a description of these instruments, see "Derivative Instruments" below and the Statement of Additional Information.

20        PIMCO FUNDS - Pacific Investment Management Series
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HIGH YIELD SECURITIES ("JUNK BONDS")

The High Yield Fund invests at least 65% of its assets, and the Commercial Mortgage Securities Fund may invest up to 35% of its assets, in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if not rated, of comparable quality). In addition, each of the Short-Term, Low Duration, Low Duration III, Moderate Duration, Total Return, Total Return III, Foreign Bond, Global Bond, Global Bond II, StocksPLUS, StocksPLUS Short Strategy and Strategic Balanced Funds may invest up to 10% of its assets in such securities. Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Securities rated Baa are considered by Moody's to have some speculative characteristics. Investors should consider the following risks associated with high yield securities before investing in these Funds.

Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of shareholders.

During the year ended March 31, 1996 (September 30, 1996 for the Global Bond Fund II), based upon the dollar-weighted average ratings of the Funds' portfolio holdings at the end of each month in the Funds' fiscal year, each operational Fund that may invest greater than 5% of its assets in securities rated below investment grade had the following percentages of its net assets invested in securities rated in the categories indicated as rated by Moody's (or, if unrated, determined by the Adviser to be of comparable quality). See "Appendix B--Description of Securities Ratings," for further information.


                                     RATING
                                     ------

                                                         BELOW
                                                        -------
FUND                  PRIME 1   AAA      AA      A      PRIME 1   BAA      BA      B      CAA
----                  -------  ------  ------  -----    -------  -----   ------  -----   -----
Short-Term             12.89%   46.13%  2.85%  17.35%     0.00%  10.96%   6.63%   2.87%  0.31%
Low Duration            9.65    58.17   2.80   10.10      0.00    8.02   10.71    0.54   0.00
High Yield              2.66     1.20   0.00    0.90      0.00    4.17   41.24   49.84   0.00
Total Return            9.80    62.57   6.12    7.35      0.00    5.92    6.23    2.00   0.01
Total Return III       10.22    69.93   1.91    6.49      0.00    4.78    5.36    1.31   0.00

          PIMCO FUNDS - Pacific Investment Management Series                  21
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
                                                         BELOW
                                                        -------
          FUND                  PRIME 1   AAA      AA      A      PRIME 1   BAA      BA      B      CAA
          ----                  -------  ------  ------  -----    -------  -----   ------  -----   -----
          Foreign Bond            2.72    46.26  30.18    8.62      0.51    2.88    5.18    3.65   0.00
          Global Bond            15.05    40.36  29.03    5.45      0.50    2.62    2.06    4.92   0.00
          Global Bond II/*/
          StocksPLUS             10.17    59.79   4.28    6.45      0.00   11.00    7.60    0.72   0.00

/*/ Reflects portfolio holdings of the PIMCO Advisors Global Income Fund for its fiscal year ended September 30, 1996. The Global Income Fund was reorganized as the Trust's Global Bond Fund II on January __, 1996.

These figures are intended solely to provide disclosure about each Fund's asset composition during its most recent fiscal year. The asset composition after this time may or may not be approximately the same as represented by such figures. In addition, the categories reflect ratings by Moody's, and ratings assigned by S&P may not be consistent with ratings assigned by Moody's or other credit ratings services, and the Adviser may not necessarily agree with a rating assigned by any credit rating agency.

DERIVATIVE INSTRUMENTS

To the extent permitted by the investment objectives and policies of the Funds, the Funds may (except the Money Market Fund) purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Funds (except the Money Market Fund) also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. The Funds (except the Money Market Fund) may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each Fund will maintain segregated accounts consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging of the Fund.

The Funds consider derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage- or asset-backed securities. Each Fund (except the Money Market Fund) may invest all of its assets in derivative instruments, subject only to the Fund's investment objective and policies. The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments, or due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and the possible inability of a Fund to close out or to liquidate its derivatives positions.

Options on Securities, Securities Indexes, and Currencies   A Fund may purchase
put options on securities and indexes. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may also purchase call options on securities and indexes. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index)

22        PIMCO FUNDS - Pacific Investment Management Series
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at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

Swap Agreements   The Funds may enter into interest rate, index, equity and
currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid

          PIMCO FUNDS - Pacific Investment Management Series                  23
     ---------------------------------------------------------------------

or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Futures Contracts and Options on Futures Contracts   Each of the Fixed Income
Funds (except the Money Market Fund) may invest in interest rate futures contracts and options thereon ("futures options"), and to the extent they can invest in foreign currency-denominated securities, may also invest in foreign currency futures contracts and options thereon. Each of the Equity Funds and the Strategic Balanced Fund may invest in interest rate, stock index and foreign currency futures contracts and options thereon.

There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

ILLIQUID SECURITIES

Each of the Funds may invest up to 15% of its net assets in illiquid securities (10% in the case of the Money Market Fund). Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than transactions in liquid securities. The term "illiquid securities" for

24        PIMCO FUNDS - Pacific Investment Management Series
     ---------------------------------------------------------------------

this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities) and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that Pacific Investment Management has determined to be liquid under procedures approved by the Board of Trustees).


                            PERFORMANCE INFORMATION

From time to time the Trust may make available certain information about the performance of the Class A, Class B and Class C shares of some or all of the Funds. Performance information is computed separately for each Fund's Class A, Class B and Class C shares in accordance with the formulas described below. Because Class B and Class C shares bear the expense of the distribution fee attending the deferred sales charge (Class B) and asset based sales charge (Class C) alternatives and certain other expenses, it is expected that, under normal circumstances, the level of performance of a Fund's Class B and Class C shares will be lower than that of the Fund's Class A shares.

The Trust may, from time to time, include the yield and total return for each class of shares of its Funds in advertisements or reports to shareholders or prospective investors. Yield quotations for the Money Market Fund may include current yield and effective yield. Current yield will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period) and "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). Effective yield for the Fund is calculated in the manner similar to that used to calculate current yield, but reflects the compounding effect on earnings of reinvested dividends. For the remaining Funds, quotations of yield for a Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), reflect the deduction of a proportional share of Fund or class expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

The Trust also may provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

Performance information for the Trust may also be compared to various unmanaged indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Intermediate and 20+ Year Treasury Blend Index, the Lehman BB Intermediate Corporate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the Salomon Brothers World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Morgan Government Bond Index Non U.S.- Dollar Hedged, and other entities or organizations which track the performance of investment companies or investment advisers. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. The Adviser may also report to shareholders or to the public in advertisements concerning the performance of the Adviser as adviser to clients other than the Trust, and on the comparative performance or standing of the Adviser in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds or to the Adviser, should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see the Statement of Additional Information.

          PIMCO FUNDS - Pacific Investment Management Series                  25
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Investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period.


                               HOW TO BUY SHARES

Class A, B and C shares of each Fund of the Trust are continuously offered through the Trust's principal underwriter, PIMCO Funds Distribution Company (the "Distributor"), and through other firms which have dealer agreements with the Distributor ("participating brokers") or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

There are two ways to purchase Class A, B or C shares: either 1) through your dealer or broker which has a dealer agreement or 2) directly by mailing an Account Application with payment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the application, the Distributor may act as dealer).

Each Fund currently offers and sells three classes of shares in this Prospectus (Class A, Class B and Class C). Institutional Class shares and Administrative Class shares of the Funds are offered through a separate prospectus. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase in the case of Class A shares (the "initial sales charge alternative"), (ii) on a contingent deferred basis in the case of Class B shares (the "deferred sales charge alternative"), or (iii) by the deduction of an ongoing asset based sales charge in the case of Class C shares (the "asset based sales charge alternative"). In certain circumstances, Class A and Class C shares are also subject to a contingent deferred sales charge. See "Alternative Purchase Arrangements." Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

All purchase orders received by the Distributor prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on a regular business day, are processed at that day's offering price. However, orders received by the Distributor from dealers or brokers after the offering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m. Eastern time) or, in the case of certain retirement plans, received by the Distributor prior to 10:00 a.m. Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange (the "Exchange") is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the SEC for the protection of investors.

Except for purchases through the PIMCO Auto Invest plan, the PIMCO Auto Exchange plan and tax-qualified programs referred to below, the minimum initial investment in Class A, B or C shares of the Trust is $1,000 and in any Fund is $250, and the minimum additional investment is $100 per Fund. For information about dealer commissions, see "Alternative Purchase Arrangements" below. Persons selling Fund shares may receive different compensation for selling Class A, Class B or Class C shares. Normally Trust shares purchased through participating brokers are held in the investor's account with that broker.

DIRECT INVESTMENT Investors who wish to invest in Class A, B or C shares of the Trust directly, rather than through a participating broker, may do so by opening an account with the Distributor. To open an account, an investor should complete the Account Application included with this Prospectus. All shareholders who open direct accounts with the Distributor will receive from the Distributor individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Trust shares, including the total number of Trust shares owned as of the confirmation date except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See "Distributions" below. Information regarding direct investment or any other features or plans offered by the Trust may be obtained by calling the Distributor at 800-426-0107 or by calling your broker.

26        PIMCO FUNDS - Pacific Investment Management Series
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PURCHASE BY MAIL  Investors who wish to invest directly may send a check payable to PIMCO Funds Distribution Company, along with a completed application form to:

                       PIMCO Funds Distribution Company
                                 P.O. Box 5866
                             Denver, CO 80217-5866

Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

SUBSEQUENT PURCHASES OF SHARES Subsequent purchases of Class A, B or C shares can be made as indicated above by mailing a check with a letter describing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the PIMCO Auto Invest plan, the PIMCO Auto Exchange plan, tax-qualified programs and PIMCO Fund Link referred to below, and except during periods when an Automatic Withdrawal plan is in effect, the minimum subsequent purchase is $100 in any Fund. All payments should be made payable to PIMCO Funds Distribution Company and should clearly indicate the shareholder's account number. Checks should be mailed to the address above under "Purchase by Mail."

TAX-QUALIFIED RETIREMENT PLANS The Distributor makes available retirement plan services and documents for Individual Retirement Accounts (IRAs), for which First National Bank of Boston serves as trustee. These accounts include Simplified Employee Pension Plan (SEP) and Salary Reduction Simplified Employee Pension Plan (SAR/SEP) IRA accounts and prototype documents. In addition, prototype documents are available for establishing 403(b)(7) Custodial Accounts with First National Bank of Boston as custodian. This type of plan is available to employees of certain non-profit organizations.

The Distributor also makes available prototype documents for establishing Money Purchase and/or Profit Sharing Plans and 401(k) Retirement Savings Plans. Investors should call the Distributor at 800-426-0107 for further information about these plans and should consult with their own tax advisers before establishing any retirement plan. Investors who maintain their accounts with participating brokers should consult their broker about similar types of accounts that may be offered through the broker. The minimum initial and subsequent investment in any Fund for tax-qualified plans is $25.

PIMCO AUTO INVEST The PIMCO Auto Invest plan provides for periodic investments into the shareholder's account with the Trust by means of automatic transfers of a designated amount from the shareholder's bank account. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the PIMCO Auto Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the PIMCO Funds Account Application, or you may obtain an Auto-Invest Application by calling the Distributor or your broker.

PIMCO AUTO EXCHANGE The PIMCO Auto Exchange plan establishes regular, periodic exchanges from one Fund to another. The plan provides for regular investments into a shareholder's account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.

Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 for each Fund whose shares are purchased through the plan. Further information regarding the PIMCO Auto Exchange plan is available from the Distributor at 800-426-0107 or participating brokers. You may enroll by completing an application which may be obtained from the Distributor or by telephone request at 800-426-0107. For more information on exchanges, see "Exchange Privilege".

PIMCO FUND LINK (Does not apply to shares held in broker "street name" accounts.) PIMCO Fund Link ("Fund Link") connects your Fund account with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under "How to Redeem." Purchase transactions are effected by electronic funds transfers from the shareholder's account at a U.S. bank or other financial institution that is an Automated Clearing House ("ACH") member. Investors may use Fund Link to make subsequent purchases of shares in amounts from $50 to $10,000. To initiate such purchases, call 800-852-8457.
All such calls will be recorded. Fund Link is normally established within 45 days of receipt of an Application by Shareholder Services, Inc. (the "Transfer

          PIMCO FUNDS - Pacific Investment Management Series                  27
     ---------------------------------------------------------------------

Agent"). The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

Fund Link privileges must be requested on the PIMCO Funds Account Application. To establish Fund Link on an existing account, complete a Fund Link Application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" under "General" below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link Application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice.

                                    GENERAL

Changes in registration or account privileges may be made in writing to the Transfer Agent. Signature guarantees may be required. See "Signature Guarantee" below.

All correspondence must include the account number and must be sent to:

                        PIMCO Funds Distribution Company
                                 P.O. Box 5866
                             Denver, CO 80217-5866

SIGNATURE GUARANTEE When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). The Distributor reserves the right to reject any signature guarantee pursuant to its written signature guarantee standards or procedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.


                       ALTERNATIVE PURCHASE ARRANGEMENTS

The Trust offers investors three classes of shares in this Prospectus (Class A, Class B and Class C) which bear sales charges in different forms and amounts and which bear different levels of expenses. Through a separate prospectus, the Funds offer two additional classes of shares, Institutional Class shares and Administrative Class shares, to pension and profit sharing plans, employee benefit plans, endowments, foundations, corporations and other institutions, Institutional Class and Administrative Class shares are sold without sales charges and have different expenses than Class A, Class B and Class C shares.
As a result of lower sales charges and/or operating expenses, Administrative Class and Institutional Class shares are generally expected to achieve high investment return than Class A , Class B or Class C shares. To obtain more information about Institutional Class or Administrative Class shares, please call the Distributor at 800-426-0107.

The alternative purchase arrangements are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, which include: the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should at least consider the anticipated life of an intended investment in the Funds, the accumulated distribution and servicing fees plus contingent deferred sales charges on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a contingent deferred sales charge in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares to Class A shares and the difference in the contingent deferred sales charges applicable to Class A, B and C shares.

28        PIMCO FUNDS - Pacific Investment Management Series
     ---------------------------------------------------------------------

CLASS A: The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the asset based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a contingent deferred sales charge. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a contingent deferred sales charge as described below. See "Initial Sales Charge Alternative -- Class A Shares -- Class A Deferred Sales Charge" below.

CLASS B: Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after the shares have been held for seven years. After the conversion takes place, the shares will no longer be subject to a contingent deferred sales charge, and will be subject to the servicing fees charged for Class A shares which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See "Deferred Sales Charge Alternative -- Class B Shares" below.

CLASS C: Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a contingent deferred sales charge after they have been held for one year and are subject to only a 1% contingent deferred sales charge during the first year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods. See "Asset Based Sales Charge Alternative -- Class C Shares" below.

In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a contingent deferred sales charge is available. See generally "Initial Sales Charge Alternative -- Class A Shares" and "Waiver of Contingent Deferred Sales Charges" below.

There is no size limit on purchases of Class A shares. The maximum single purchase of Class B shares accepted is $249,999. The maximum single purchase of Class C shares accepted is $999,999. The Funds may refuse any order to purchase shares.

For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B and Class C shares, see "Distributor and Distribution and Servicing Plans" below.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES The contingent deferred sales charge applicable to Class A and Class C shares is currently waived for (i) any partial or complete redemption in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code of 1986, as amended (the "Code") from a retirement plan, including a 403(b)(7) plan or an IRA (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) in the case of an employer sponsored retirement plan, upon separation from service and attaining age 55; (ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan; (iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA; (iv) any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA; or (vi) certain periodic redemptions under an Automatic Withdrawal Plan from an account meeting certain minimum balance requirements, in amounts meeting certain maximums established from time to time by the Distributor; (vii) redemptions by Trustees, officers and employees of the Trust and by directors, officers and employees of the Distributor and the Adviser; (viii) redemptions effected pursuant to a Fund's right to involuntarily redeem a shareholder's account if the aggregate net asset value of shares held in such shareholder's

          PIMCO FUNDS - Pacific Investment Management Series                  29
     ---------------------------------------------------------------------

account is less than a minimum account size specified in such Fund's prospectus;
(ix) involuntary redemptions caused by operation of law; (x) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases; or (xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer sponsored plans, the administrator for which has an agreement with the Distributor with respect to such purchases.

The contingent deferred sales charge applicable to Class B shares is currently waived for any partial or complete redemption (a) in connection with a distribution without penalty under Section 72(t) of the Code from a 403(b)(7) plan or an IRA upon attaining age 59 1/2 and (b) following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability.

The Distributor may require documentation prior to waiver of the contingent deferred sales charge for any class including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians certificates, etc.

INITIAL SALES CHARGE ALTERNATIVE - CLASS A SHARES

Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge, as set forth below. As indicated below under "Class A Deferred Sales Charge," certain investors that purchase $1,000,000 or more of any Fund's Class A shares (and thus pay no initial sales charge) may be subject to a 1% contingent deferred sales charge if they redeem such shares during the first 18 months after their purchase.

ALL FUNDS EXCEPT MONEY MARKET, SHORT-TERM, LOW DURATION, LOW DURATION II, LOW DURATION III AND STOCKSPLUS FUNDS

                                              DISCOUNT OR
                                 SALES        COMMISSION
                     SALES       CHARGE       TO DEALERS
                    CHARGE       AS % OF       AS % OF
                    AS % OF     THE PUBLIC      PUBLIC
AMOUNT OF          NET AMOUNT   OFFERING       OFFERING
PURCHASE            VESTED       PRICE          PRICE
--------           --------      ------       ---------
$0-$49,999           4.99%        4.75%         4.00%
$50,000-$99,999      4.44%        4.25%         3.50%
$100,000-$249,999    3.90%        3.75%         3.00%
$250,000-$499,999    2.56%        2.50%         2.00%
$500,000-$999,999    1.78%        1.75%         1.50%
$1,000,000+          0.00%/1/     0.00%/1/      0.50%

SHORT-TERM, LOW DURATION, LOW DURATION II, LOW DURATION III AND STOCKSPLUS FUNDS

                                              DISCOUNT OR
                                 SALES        COMMISSION
                     SALES       CHARGE       TO DEALERS
                    CHARGE       AS % OF       AS % OF
                    AS % OF     THE PUBLIC      PUBLIC
AMOUNT OF          NET AMOUNT   OFFERING       OFFERING
PURCHASE            VESTED       PRICE          PRICE
--------           --------      ------       ---------
$0-$49,999           3.09%        3.00%         2.50%
$50,000-$99,999      2.56%        2.50%         2.00%
$100,000-$249,999    2.04%        2.00%         1.50%
$250,000-$499,999    1.52%        1.50%         1.25%
$500,000-$999,999    1.27%        1.25%         1.00%
$1,000,000+          0.00%/1/     0.00%/1/      0.50%

/1/ As shown, investors that purchase more than $1,000,000 of any Fund's Class A shares will not pay any initial sales charge on such purchase. However, except with regard to purchases of Class A shares of the Money Market Fund, purchasers of $1,000,000 or more of Class A shares (other than those

30        PIMCO FUNDS - Pacific Investment Management Series
     ---------------------------------------------------------------------

     purchasers described below under "Sales at Net Asset Value" where no commission is paid) will be subject to a contingent deferred sales charge of 1% if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the contingent deferred sales charge as described under "Waiver of Contingent Deferred Sales Charge" above. See "Class A Deferred Sales Charge" below.

     The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares (or who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in "Sales at Net Asset Value" of each of the Equity Funds, according to the following schedule: 0.75% of the first $2,000,000; 0.50% of amounts from $200,000,001 to $5,000,000 and 0.25% of amounts over $5,000,000; and for Class A shares of each of the Fixed Income Funds (except for the Money Market Fund for which no payment is made), according to the following schedule: 0.50% of the first $2,000,000 and 0.25% of amounts over $2,000,000.

No initial sales charge applies to purchases of Class A shares of the Money Market Fund. However, if a shareholder exchanges Class A shares of the Money Market Fund, for which no sales load was paid at the time of purchase, for Class A shares of any other Fund, the sales charge shown above for the other Fund applies at the time of the exchange.

Each Fund receives the entire net asset value of its Class A shares purchased by investors. The Distributor receives the sales charge shown above less any applicable discount or commission "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. A participating broker who receives a reallowance of 90% or more of the sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

COMBINED PURCHASE PRIVILEGE Investors may qualify for a reduced sales charge by combining purchases of the Class A shares of one or more Funds into a "single purchase," if the resulting purchase totals at least $50,000. The term single purchase refers to: (i) a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing Class A shares of the Funds for his, her or their own account; (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. For further information, consult the Statement of Additional Information or call the Distributor at 800-426-0107 or your broker.

CUMULATIVE QUALITY DISCOUNT (RIGHT OF ACCUMULATION) A purchase of additional Class A shares of any Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

     (i)    the investor's current purchase;

     (ii) the value (at the close of business on the day of the current purchase) of all Class A shares of any Fund (other than the Money Market Fund) held by the investor computed at the maximum offering price; and

     (iii) the value of all shares described in paragraph (ii) owned by another shareholder eligible to be combined with the investor's purchase into a "single purchase" as defined above under "Combined Purchase Privilege."

For example, if you owned Class A shares of the Total Return Fund worth $25,000 at the current maximum offering price and wished to purchase Class A shares of the Global Bond Fund worth an additional $30,000, the sales charge for the $30,000 purchase would be at the 4.25% rate applicable to a single $55,000 purchase of shares of the Global Bond Fund, rather than the 4.75% rate.

An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount. Upon such notification, the investor will receive the lowest applicable sales charge. The quantity discounts described above may be modified or terminated at any time.

          PIMCO FUNDS - Pacific Investment Management Series                  31
     ---------------------------------------------------------------------

LETTER OF INTENT An investor may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any Fund(s) (other than the Money Market Fund). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. At the investor's option, a Letter of Intent may include purchases of Class A shares of any Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter will not be adjusted.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Funds under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Fund (other than the Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III and StocksPLUS Funds), you and your spouse each purchase Class A shares of the Global Bond Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Funds (other than the Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III and StocksPLUS Funds) to qualify for the 3.75% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds (other than Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III and StocksPLUS Funds).

A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the Account Application included with this Prospectus. If you are a current Class A shareholder desiring to do so you can obtain a form of Letter of Intent by contacting the Distributor at 800-426-0107 or any broker participating in this program.

REINSTATEMENT PRIVILEGE A Class A shareholder who has caused any or all of his shares (other than Money Market Fund shares that were not acquired by exchanging Class A shares of another Fund) to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor's broker.

SALES AT NET ASSET VALUE Each Fund may sell its Class A shares at net asset value without a sales charge to a) current or retired officers, trustees, directors or employees of the Trust, the Adviser or the Distributor, to a spouse or child of such person or to any trust, profit sharing or pension plan for the benefit of any such person, b) current or retired trustees of Cash Accumulation Trust, a registered investment company for which PIMCO Advisors L.P. acts as investment adviser, c) current registered representatives and other full-time employees of participating brokers or such persons' spouses, d) trustees or other fiduciaries purchasing shares for certain employer sponsored plans that have at least 100 eligible participants or at least $1 million in total plan assets, e) trustees or other fiduciaries purchasing shares for certain employer-sponsored plans, the trustee, fiduciary or administrator for which has an agreement with the Distributor with respect to such purchases, f) participants investing through accounts known as "wrap accounts" established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services, g) broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor has an agreement for the use of PIMCO Funds in particular investment products for which a fee is charged, and h) trust accounts for which trust companies affiliated with the Trust or the Adviser serve as trustee. As described above, the Distributor will not pay any initial commission to dealers upon the sale of Class A shares to the purchasers described in this paragraph except for sales to purchasers described under d) or
e) in this paragraph.

32        PIMCO FUNDS - Pacific Investment Management Series
     ---------------------------------------------------------------------

CLASS A DEFERRED SALES CHARGE For all Funds except the Money Market Fund, investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% contingent deferred sales charge (the "Class A CDSC") if such shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply to investors purchasing $1,000,000 or more of any Fund's Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under "Sales at Net Asset Value" above.

For purchases subject to the Class A CDSC, a 1% CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are redeemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first.

The Class A CDSC does not apply to Class A shares of the Money Market Fund but, if Money Market Fund Class A shares are purchased in a transaction that, for any other Fund, would be subject to the CDSC (i.e., a purchase of $1,000,000 or more) and are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund acquired by exchange for a period of 18 months from the date of the exchange.

The Class A CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements -- Waiver of Contingent Deferred Sales Charge."

For more information about the Class A CDSC, call the Distributor at 800-426-
0107.

PARTICIPATING BROKERS Investment dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional amounts to their clients for such services, which charges would reduce clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Prospectus should be read in connection with such firms' material regarding their fees and services.

DEFERRED SALES CHARGE ALTERNATIVE - CLASS B SHARES

Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor's purchase payment will be invested in shares of the Fund(s) selected. A contingent deferred sales charge ("CDSC") will be imposed on Class B shares (including Class B Money Market Fund shares) if an investor redeems an amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC.

Class B shares of the Money Market Fund are not offered for initial purchase but may be obtained through exchanges of Class B shares of other Funds. See "Exchange Privilege" below.

Class B shares are not available for purchase by employer sponsored retirement plans.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedule:

          PIMCO FUNDS - Pacific Investment Management Series                 33
     ----------------------------------------------------------------------

                YEAR SINCE PURCHASE                PERCENTAGE CONTINGENT
                PAYMENT WAS MADE                   DEFERRED SALES CHARGE
                ----------------------             ---------------------

                First....................                   5
                Second...................                   4
                Third....................                   3
                Fourth...................                   3
                Fifth....................                   2
                Sixth....................                   1
                Seventh..................                   0
                Eighth...................                   *


                * Class B shares convert into Class A shares as described below.

In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earliest purchase payment from which a redemption or exchange has not already been fully effected.

In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.

Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees.
Class B shares of each Fund automatically convert into Class A shares after they have been held for seven years.

For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B shares, of 4% of the purchase amount for each of the Funds. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating brokers an additional amount of up to 0.50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

The Class B CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements -- Waiver of Contingent Deferred Sales Charges."

For more information about the Class B CDSC, call the Distributor at 800-426-
0107.

ASSET BASED SALES CHARGE ALTERNATIVE - CLASS C SHARES

Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed on Class C shares (including Class C Money Market Fund shares) if an investor redeems an amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of the Fund(s) selected.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedules:


                YEAR SINCE PURCHASE        PERCENTAGE CONTINGENT
                PAYMENT WAS MADE           DEFERRED SALES CHARGE
                ------------------------   ---------------------

                First................               1
                Thereafter...........               0

34        PIMCO FUNDS - Pacific Investment Management Series
     ---------------------------------------------------------------------



In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected).

The following example will illustrate the operation of the CDSC:

     Assume that an individual opens an account and makes a purchase payment of $10,000 for Class C shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the CDSC would be $20.

In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class C shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor.

Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.

Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares, of 1.00% (representing 0.75% distribution fees and 0.25% servicing fees) of the purchase amount for all Funds. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

The Class C CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements -- Waiver of Contingent Deferred Sales Charges."

For more information about the Class C CDSC, contact the Distributor at 800-426-0107.

                               EXCHANGE PRIVILEGE

A shareholder may exchange Class A, Class B and Class C shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values (except that a sales charge will apply on exchanges of Class A shares of the Money Market Fund on which no sales load was paid at the time of purchase). Class A, B and C shares of each Fund may also be exchanged for shares of the same Class of a series of PIMCO Funds: Multi-Manager Series, an affiliated mutual fund family comprised primarily of equity portfolios managed by the subsidiary partnerships of PIMCO Advisors L.P. Class A shares of the Money Market Fund may be exchanged for Class A shares of any other Fund, but the usual sales charges applicable to investments in such other Fund apply on shares for which no sales load was paid at the time of purchase. There are currently no exchange fees or charges for Class A, B or C shares. Except with respect to tax-qualified programs and exchanges effected through the PIMCO Auto Exchange plan, exchanges are subject to the $250 minimum initial purchase requirement for each Fund. An exchange will constitute a taxable sale for federal income tax purposes.

Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Funds Distribution Company, P.O. Box 5866, Denver, CO 80217-5866 or, unless the investor has specifically declined telephone exchange privileges on the Account Application or elected in writing not to utilize telephone exchanges, by a telephone request to the Transfer Agent at 800-852-8457. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account

          PIMCO FUNDS - Pacific Investment Management Series                 35
     ---------------------------------------------------------------------

privileges may be made in writing to the Transfer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217-5866, or by use of forms which are available from the Distributor. A signature guarantee is required. See "Signature Guarantee" under "General." Telephone exchanges may be made between 9:00 a.m. Eastern time and the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on any day the Exchange is open (generally weekdays other than normal holidays). The Trust reserves the right to refuse exchange purchases if, in the judgment of the Adviser, the purchase would adversely affect the Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by SEC regulations, the Trust will give 60 days' advance notice to shareholders of any termination or material modification of the exchange privilege. For further information about exchange privileges, contact your participating broker or call the Transfer Agent at 800-426-0107.

With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption. Although the Class A CDSC does not apply to Class A shares of the Money Market Fund Class A shares purchased in a transaction that would otherwise be subject to the Class A CDSC (i.e., most purchases of $1,000,000 or more) are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund acquired by exchange for a period of 18 months from the date of the exchange. See "Initial Sales Charge Alternative -- Class A Shares -- Class A Deferred Sales Charge" above.

AUTO EXCHANGE Investors may also select the PIMCO Auto Exchange plan which establishes automatic periodic exchanges. For further information on automatic exchanges see "PIMCO Auto Exchange" under "How to Buy Shares."


                                 HOW TO REDEEM

Class A, B or C shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts) or through an Automatic Withdrawal Plan or PIMCO Fund Link.

A CDSC may apply to a redemption of Class A, Class B or Class C shares. See "Alternative Purchase Arrangements" above. Shares are redeemed at their net asset value next determined after a proper redemption request has been received, less any applicable CDSC. In order to discourage short-term trading, the StocksPLUS Short Strategy Fund imposes a redemption fee, payable to the Fund, of 1% on all shares of the Fund held for less than three months. There is no charge by the Distributor (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services. Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be confirmed at the net asset value effective as of the closing of the Exchange on that day, less any applicable CDSC.

DIRECT REDEMPTION A shareholder's original Account Application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original Account Application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days.
To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

WRITTEN REQUESTS (Does not apply to shares held in broker "street name" accounts.) To redeem shares in writing, a shareholder must send the following items to the Fund's Transfer Agent, Shareholder Services, Inc., P.O.

36        PIMCO FUNDS - Pacific Investment Management Series
     ---------------------------------------------------------------------

Box 5866, Denver, Colorado 80217-5866: (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Guarantee"; and (3) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or by calling 1-800-426-0107 before submitting a request. REDEMPTION TRANSFER REQUESTS WILL NOT BE HONORED UNTIL ALL REQUIRED DOCUMENTS IN THE PROPER FORM HAVE BEEN RECEIVED BY THE TRANSFER AGENT.

If the proceeds of the redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

TELEPHONE REDEMPTIONS (Does not apply to shares held in broker "street name" accounts.) The Trust accepts telephone requests for redemption of shares for amounts up to $50,000 within any 7 calendar day period, except for investors who have specifically declined telephone redemption privileges on the Account Application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guarantee. See "Signature Guarantee" under "General." Telephone redemptions will not be accepted during the 30-day period following any change in an account's record address.

By completing an Account Application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

A shareholder making a telephone redemption should call the Transfer Agent at 800-852-8457 and state (i) the name of the shareholder as it appears on the Transfer Agent's records, (ii) his account number with the Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) that day. If the redemption request is received after the closing of the Exchange, the redemption is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day. The Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Written Requests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

FUND LINK REDEMPTIONS (Does not apply to shares held in broker "street name" accounts.) If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of the Application by the Transfer Agent. To use Fund Link for redemptions, call the Transfer Agent at 800-852-8457. Subject to the limitations set forth above under "Telephone Redemptions," the Distributor, the Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after

          PIMCO FUNDS - Pacific Investment Management Series                 37
     ---------------------------------------------------------------------

the close of regular trading on the Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Changes in bank account information must be made by completing a new Fund Link Application, signed by all owners of record of the account, with all signatures guaranteed. See "Signature Guarantee" under "General." See "PIMCO Fund Link" under "How to Buy Shares" for information on establishing the Fund Link privilege. The Trust may terminate the Fund Link program at any time without notice to shareholders.

EXPEDITED WIRE TRANSFER REDEMPTIONS (Does not apply to shares held in broker "street name" accounts.) If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by the Trust prior to the close of the Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC) and normally the proceeds being sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file, the Trust will honor requests by any person identifying himself as the owner of an account or the owner's broker by telephone at 800-852-8457 or by written instructions. The Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. The Trust does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PIMCO Funds Distribution Company, P.O. Box 5866, Denver, CO 80217-5866. See "Signature Guarantee" under "General."

AUTOMATIC WITHDRAWAL PLAN An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the PIMCO Funds Account Application or you may obtain an Automatic Withdrawal Plan Application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See "Signature Guarantee" under "General." Shares of each class of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of that class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See "Waiver of Contingent Deferred Sales Charges" under "Alternative Purchase Agreements" above.

Redemptions for the purpose of withdrawals are ordinarily made on the business day preceding the day of payment at that day's closing net asset value and checks are mailed on the day of payment selected by the shareholder. The Transfer Agent may accelerate the redemption and check mailing date by one day to avoid weekend delays. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.

Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

38        PIMCO FUNDS - Pacific Investment Management Series
     ---------------------------------------------------------------------

               DISTRIBUTOR AND DISTRIBUTION AND SERVICING PLANS

PIMCO Funds Distribution Company (the "Distributor"), an indirect, wholly-owned subsidiary of PIMCO Advisors L.P., is the principal underwriter of the Trust's shares and in that connection makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B or Class C shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge. In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Contract with the Trust, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than shareholders.

CLASS A SERVICING FEES: As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class A shares):

                                                      SERVICING
      FUND                                               FEE
      ----                                            ---------

      All Funds except the Money Market Fund..........   .25%
      Money Market Fund* .............................   .10%

      * Subject to increase by action of the Trust's Trustees to a rate not exceeding .25% per annum. Also, subject to increase to a rate not exceeding 0.20% if the Distributor ceases to voluntarily waive any portion of the fee.

CLASS B DISTRIBUTION AND SERVICING FEES: As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B shares of each Fund of the Trust (including the Money Market Fund) and in connection with personal services rendered to Class B shareholders of the Trust and the maintenance of Class B shareholder accounts, the Trust pays the Distributor distribution fees and servicing fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class B shares):

                    FUND             DISTRIBUTION FEE      SERVICING FEE
                    ----             ----------------      -------------

                    All Funds             .75%                  .25%


CLASS C DISTRIBUTION AND SERVICING FEES: As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C shares of the Trust and in connection with personal services rendered to Class C shareholders of the Trust and the maintenance of Class C shareholder accounts, the Trust pays the Distributor distribution fees and servicing fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class B shares):

                                                                               DISTRIBUTION   SERVICING
     FUND                                                                           FEE          FEE
     ----                                                                      ------------   ---------
     All Funds except the Money Market, Short-Term, Low Duration,
     Low Duration II, Low Duration III and StocksPLUS Funds........                 .75%        .25%
     Money Market Fund*............................................                 .00%        .10%
     Short-Term, Low Duration, Low Duration II, Low Duration III
     and StocksPLUS Funds*.........................................                 .50%        .25%

* Subject to increase by action of the Trust's Trustees to a rate not exceeding .75% per annum with respect to the distribution fee for the Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III and StocksPLUS Funds, and .25% per annum with respect to the servicing fee on shares of the Money Market Fund. Also, with respect to the servicing fee on shares of the Money Market Fund, such fee is subject to increase to a rate of .20% if the Distributor ceases to voluntarily waive any portion of the fee.

          PIMCO FUNDS - Pacific Investment Management Series                39
     ---------------------------------------------------------------------

The Class A servicing fees and Class B and C distribution and servicing fees paid to the Distributor are made under Distribution and Servicing Plans adopted pursuant to Rule 12b-l under the Investment Company Act of 1940 and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Distribution and Servicing Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

The distribution fee applicable to Class B and C shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B or C shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B or C shares, printing of prospectuses and reports for other than existing Class B or C shareholders, advertising and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A , Class B and Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of the Distributor or participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by any class of shares of any Fund may indirectly support sales and servicing efforts relating to the other Funds' shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

                                CLASS A SHARES*

                                                       SERVICING
                                                          FEE
                                                       ---------

          All Funds except the Money Market Fund......    .25%
          Money Market Fund ..........................    .10%


                                CLASS B SHARES*

     (Payable only with respect to shares outstanding for one year or more)

                                                       SERVICING
                                                          FEE
                                                       ---------

          All Funds ..................................   .25%


             CLASS C SHARES -- PURCHASED ON OR AFTER JULY 1, 1991*

  (Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale)

40        PIMCO FUNDS - Pacific Investment Management Series
     ---------------------------------------------------------------------

                                                                             SERVICING       DISTRIBUTION
                                                                                FEE              FEE
                                                                             ---------       ------------
    All Funds except the Money Market, Short-Term, Low Duration,
    Low Duration II, Low Duration III and StocksPLUS Funds........             .25%              .65%
    Money Market Fund.............................................             .10%              --
    Short-Term, Low Duration, Low Duration II, Low Duration III
    and StocksPLUS Funds..........................................             .25%              .40%

                CLASS C SHARES -- PURCHASED BEFORE JULY 1, 1991*

                                                         SERVICING
                                                             FEE
                                                         ---------

          All Funds except the Money Market Fund ......     .25%
          Money Market Fund ...........................     .10%


               * Applies, in part, to Class A, B and C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in a transaction which took place on January __, 1997.

The Distributor may from time to time pay additional cash bonuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, B and C shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sale.

If in any year the Distributor's expenses incurred in connection with the distribution of Class B and C shares and, for Class A, B and C Shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Distribution and Servicing Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Distribution and Servicing Plan terminates.

From time to time, expenses of principal underwriters incurred in connection with the sale of Class B and Class C shares of the Funds and in connection with the servicing of Class B and Class C shareholders of the Funds and the maintenance of shareholder accounts may exceed the distribution and servicing fees collected by the Distributor. Class B and C Distribution and Servicing Plans were in effect prior to the date of this Prospectus for the Global Income Fund, a series of PIMCO Advisors Funds which reorganized as the Global Bond Fund II series of the Trust on January __, 1997. The remaining Funds did not offer Class B or Class C shares prior to the date of this Prospectus. As of September 30, 1996, such expenses were approximately $__________ in excess of payments under the Distribution and Servicing Plan for PIMCO Advisors Funds with respect to Class C shares and $______ in excess of payments under the Distribution and Servicing Plan with respect to Class B shares of such series of PIMCO Advisors Funds. The allocation of such excess for the Global Bond Fund II as of September 30, 1996 was as follows:

          PIMCO FUNDS - Pacific Investment Management Series                41
     ---------------------------------------------------------------------

                                Excess Expenses

                                      CLASS B                            CLASS C
                                      -------                            -------

                                        (As a Percentage                     (As a Percentage
                      ($ in Thousands)  of Net Assets)     ($ in Thousands)  of Net Assets)
                       --------------   ----------------    --------------   ----------------
Global Bond Fund II
(formerly PIMCO
Advisors Global
Income Fund)

                       HOW NET ASSET VALUE IS DETERMINED

The net asset value per share of Class A, B and C shares of each Fund is determined as of the close of trading on the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time) by dividing the total market value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the number of total outstanding shares of that class. Net asset value will not be determined on days on which the New York Stock Exchange is closed.

The Money Market Fund's securities are normally valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. See the Statement of Additional Information for a description of certain conditions and procedures followed by the Money Market Fund in connection with amortized cost valuation. For all other Funds, portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class' distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class' proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the "net asset value" per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and Class C shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

42   PIMCO FUNDS - Pacific Investment Management Series
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                                    DISTRIBUTIONS

Each Fund pays out as dividends substantially all of its net investment income (which comes from dividends and interest it receives or is deemed to receive from its investments) and net realized short-term capital gains. For these purposes and for federal income tax purposes, a portion of the premiums from certain expired call or put options written by the Fund, net gains from closing purchase and sale transactions with respect to such options, and net gains from futures transactions are treated as short-term capital gains. Each Fund distributes substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carry-over.

Shares begin earning dividends on the effective date of purchase, which is the date that funds are received by the Trust for the purchase of shares. For the Fixed Income Funds (other than the International Bond Fund), dividends are declared daily from net investment income to shareholders of record at the close of the previous business day, and distributed to shareholders monthly. The International Bond, Strategic Balanced and the Equity Funds intend to declare and pay as a dividend substantially all of their net investment income on a quarterly basis. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund unless the shareholder elects to have them paid in cash. Dividends from net investment income with respect to Class B and Class C shares are expected to be lower than those paid with respect to Class A shares as a result of the distribution fees applicable to Class B and C shares.

Dividends and capital gains distributions may be declared more or less frequently in the discretion of the Trustees. There are no charges on reinvested dividends.

Shareholders may elect to invest dividends and/or distributions paid by any Fund in shares of the same class of any other Fund of the Trust at net asset value. The shareholder must have an account existing in the Fund selected for investment with the identical registered name and address and must elect this option on the Account Application, on a form provided for that purpose or by a telephone request to the Transfer Agent at 800-426-0107. For further information on this option, contact your broker or call the Distributor at 800-426-0107.

                                     TAXES

Each Fund intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended. As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. To the extent that a shareholder is not exempt from tax on Fund distributions, such shareholder will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. All shareholders must treat dividends, other than capital gain dividends or dividends that represent a return of capital to shareholders, as ordinary income. Dividends designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. For state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA and GNMA Certificates). Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

Taxable shareholders should note that the timing of their investment could have undesirable tax consequences. If shares are purchased on or just before the day the Fund declares a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution.

     PIMCO FUNDS - Pacific Investment Management Series                       43
 -------------------------------------------------------------------------------

The preceding discussion relates only to federal income tax; the consequences under other tax laws may differ. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.


                            MANAGEMENT OF THE TRUST

The business affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Guilford C. Babcock, Thomas P. Kemp, Brent R. Harris, Vern O. Curtis, and William J. Popejoy. Additional information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management--Trustees and Officers."

INVESTMENT ADVISER

Pacific Investment Management Company ("Pacific Investment Management") serves as investment adviser ("Adviser") to the Funds pursuant to an investment advisory contract. The Adviser is an investment counseling firm founded in 1971, and had approximately $____ billion in assets under management as of November 30, 1996. Pacific Investment Management is a subsidiary partnership of PIMCO Advisors L.P. (''PIMCO Advisors''). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, a California corporation and indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual"), and PIMCO Partners, LLC, a limited liability company controlled by the PIMCO Managing Directors. Pacific Investment Management's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. Pacific Investment Management is registered as an investment adviser with the Securities and Exchange Commission ("SEC") and as a commodity trading advisor with the CFTC.

The Adviser manages the investment and reinvestment of the assets of each Fund. The Adviser is responsible for placing orders for the purchase and sale of each Fund's investments directly with brokers or dealers selected by it in its discretion. See "Portfolio Transactions."

Information about the individual portfolio managers responsible for management of the Trust's currently operational Funds, including their occupations for the past five years, is provided below.

FUND                       PORTFOLIO MANAGER AND BUSINESS EXPERIENCE (PAST FIVE YEARS)
----                       ----------------------------------------------------------
Money Market Fund          Leslie Barbi, Vice President, Pacific Investment Management. A Fixed Income
                           Portfolio Manager, Ms. Barbi has managed the Money Market Fund since
                           November 1, 1995. Prior to joining Pacific Investment Management  in 1993, Ms.
                           Barbi was associated with Salomon Brothers as a proprietary Portfolio Manager.

Short-Term Fund            David H. Edington, Managing Director, Pacific Investment Management. A Fixed
StocksPLUS Fund            Income Portfolio Manager, Mr. Edington joined Pacific Investment Management
Strategic Balanced Fund    in 1987 and has managed the Short-Term, StocksPLUS, and Strategic Balanced
                           Funds since their inception, October 7, 1987, May 14, 1993 and June 28, 1996, respectively.

Low Duration Fund          William H. Gross, Managing Director, Pacific Investment Management. A Fixed
Low Duration Fund II       Income Portfolio Manager, Mr. Gross is one of the founders of Pacific Investment
Total Return Fund          Management and has managed the Low Duration, Low Duration II, Total Return,
Total Return Fund II       Total Return II and Total Return III Funds since their inception, May 11,
Total Return Fund III      1987, November 1, 1991, May 11, 1987, December 30, 1991, and May 1,
                           1991, respectively.

44    PIMCO FUNDS - Pacific Investment Management Series
   -----------------------------------------------------------------------------

High Yield Fund            Benjamin Trosky, Managing Director, Pacific Investment Management. A Fixed
                           Income Portfolio Manager, Mr. Trosky joined Pacific Investment Management in
                           1990 and has managed the High Yield Fund since its inception, December 16,
                           1992.

Long Term U.S.             Frank B. Rabinovitch, Managing Director, Pacific Investment Management. A
  Government Fund          Fixed Income Portfolio Manager, Mr. Rabinovitch joined Pacific Investment
                           Management in 1984 and has managed the Long-Term U.S. Government Fund since its inception, July 1, 1991.

Foreign Bond Fund          Lee R. Thomas, III, Executive Vice President and Senior International
Global Bond Fund           Portfolio Manager, Pacific Investment Management. A Fixed Income Portfolio
Global Bond Fund II        Manager, Mr. Thomas has managed the Foreign Bond, Global Bond and
International Bond Fund    International Bond Funds since July 13, 1995, and the Global Bond Fund II since
                           October 1, 1995. Prior to joining Pacific Investment Management in 1995, Mr.
                           Thomas was associated with Investcorp as a member of the management committee responsible for global securities and foreign exchange trading. Prior to Investcorp, he was associated with Goldman Sachs as an
                           Executive Director in foreign fixed income.

FUND ADMINISTRATOR

Pacific Investment Management also serves as administrator to the Funds pursuant to an administration agreement. Pacific Investment Management provides administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services, and certain other services required by the Funds, preparation of reports to the Funds' shareholders and regulatory filings. In addition, Pacific Investment Management, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of Pacific Investment Management or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not ''interested persons'' of Pacific Investment Management or the Trust, and any counsel retained exclusively for their benefit;
(vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and servicing fees payable with respect to Class A, B and C shares and may include certain other expenses as permitted by the Trust's Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

ADVISORY AND ADMINISTRATIVE FEES

The PIMCO Funds feature fixed advisory and administrative fee rates. For providing investment advisory and administrative services to the Funds as described above, Pacific Investment Management receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund attributable to its Class A, B and C shares as follows:

                                                                             ADVISORY
  FUND                                                                       FEE RATE
  ----                                                                       --------
  Money Market Fund.......................................................    0.15%
  Commercial Mortgage Securities, StocksPLUS, StocksPLUS Short Strategy
    and Strategic Balanced Funds............................................  0.40%
  All other Funds....................................................         0.25%

     PIMCO FUNDS - Pacific Investment Management Series                       45
   -----------------------------------------------------------------------------

                                                                            ADMINISTRATIVE
  FUND                                                                        FEE RATE
  ----                                                                        --------
  Money Market Fund and Short-Term Fund...................................      0.35%
  Foreign Bond, Global Bond, Global Bond II and International Bond Funds..      0.45%
  All other Funds.........................................................      0.40%

Both the investment advisory contract and administration agreement with respect to Class A, Class B and Class C shares of the Funds may be terminated by the Trustees at any time on 60 days' written notice. The investment advisory contract may be terminated by Pacific Investment Management on 60 days' written notice. Following the expiration of the one-year period commencing with the effectiveness of the administration agreement, it may be terminated by Pacific Investment Management on 60 days' written notice. Following its initial two-year term, the investment advisory contract will continue from year to year if approved by the Trustees. Following its initial one-year term, the administration agreement with respect to Class A, Class B and Class C shares of the Funds will continue from year to year if approved by the Trustees.

                           DESCRIPTION OF THE TRUST

CAPITALIZATION

The Trust was organized as a Massachusetts business trust on February 19, 1987. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and thus should be considered remote.

MULTIPLE CLASSES OF SHARES

In addition to Class A, Class B, and Class C shares, each Fund offers Institutional Class and Administrative Class shares. These other classes of the Funds may have different sales charges and expense levels, which will affect performance. Investors may contact the Distributor at 800-426-0107 for more information concerning other classes of shares of the Funds. This Prospectus relates only to the Class A, Class B, and Class C shares of the Funds.

VOTING

Shareholders have the right to vote on the election of Trustees and on any and all matters on which the law or the Declaration of Trust states they may be entitled to vote. The Trust is not required to hold regular annual meetings of Trust shareholders and does not intend to do so. Shareholders of a class of shares have separate voting rights with respect to matters that only affect that class. See ''Other Information--Voting Rights'' in the Statement of Additional Information.

The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required

46     PIMCO FUNDS - Pacific Investment Management Series
    ----------------------------------------------------------------------------

to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). [As of May 21, 1996, St. Johns Hospital (Santa Monica, California) owned a controlling interest (as that term is defined in the 1940
Act) of the Money Market Fund; Pacific Mutual Life Insurance Company (Newport Beach, California), owned a controlling interest of the Total Return Fund II; Archdiocese of Los Angeles (Los Angeles, California) owned a controlling interest of the Total Return Fund III; Firemans Fund Insurance (New York, New
York) owned a controlling interest of the Long-Term U.S. Government Fund; and Southern California Edison (Rosemead, California) and Charles Schwab & Co., Inc. (San Francisco, California) owned controlling interests of the Foreign Bond Fund. As used in this Prospectus, the phrase ''vote of a majority of the outstanding shares'' of a Fund (or the Trust) means the vote of the lesser of:
(1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

                           MAILINGS TO SHAREHOLDERS

To reduce the volume of mail shareholders receive, it is anticipated that only one copy of most Trust reports, such as the Trust's annual report, will be mailed to a shareholder's household (same surname, same address). A shareholder may call 800-227-7337 if additional shareholder reports are desired.

      PIMCO FUNDS - Pacific Investment Management Series                      47
   -----------------------------------------------------------------------------

                                  APPENDIX A

DESCRIPTION OF DURATION

Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of ''term to maturity.'' Traditionally, a fixed income security's ''term to maturity'' has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the ''interest rate risk'' or ''volatility'' of the security). However, ''term to maturity'' measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the Adviser.

Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a fixed income security may vary over time in response to changes in interest rates and other market factors. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the anticipated economic life of a security into the determination of its interest rate exposure.

                                  APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those institutional investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

48     PIMCO FUNDS - Pacific Investment Management Series
   -----------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.

  CORPORATE AND MUNICIPAL BOND RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as ''gilt edge.'' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PIMCO FUNDS - Pacific Investment Management Series                       49
   -----------------------------------------------------------------------------

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S

  CORPORATE AND MUNICIPAL BOND RATINGS

  Investment Grade

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.


  Speculative Grade

     Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay

50     PIMCO FUNDS - Pacific Investment Management Series
   -----------------------------------------------------------------------------

interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter ''p'' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: The ''r'' is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The absence of an ''r'' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.


  COMMERCIAL PAPER RATING DEFINITIONS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     PIMCO FUNDS - Pacific Investment Management Series                       51
   -----------------------------------------------------------------------------

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated B are regarded as having only speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

   -----------------------------------------------------------------------------

52     PIMCO FUNDS - Pacific Investment Management Series
   -----------------------------------------------------------------------------

[ART]

PIMCO FUNDS
-----------
Pacific Investment Management Series


INVESTMENT ADVISER AND   Pacific Investment Management Company, 840 Newport
ADMINISTRATOR            Center Drive, Suite 360, Newport Beach, CA 92660
--------------------------------------------------------------------------------

DISTRIBUTOR              PIMCO Funds Distribution Company, 2187 Atlantic Street,
                         Stamford, CT 06902
--------------------------------------------------------------------------------

CUSTODIAN                [ ]
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING    Shareholder Services, Inc., P.O. Box 5866, Denver,
AGENT AND TRANSFER AGENT Colorado 80217
--------------------------------------------------------------------------------

For further information about the Trust, call __________________________.


[PRINTED ON RECYCLED PAPER USING SOY-BASED INKS.]

                                  PIMCO Funds
                      Pacific Investment Management Series

                      Statement of Additional Information



     PIMCO Funds (the "Trust") is an open-end management investment company ("mutual fund") currently consisting of nineteen separate investment portfolios (the "Funds"): the PIMCO Money Market Fund; the PIMCO Short-Term Fund; the PIMCO Low Duration Fund; the PIMCO Low Duration Fund II; the PIMCO Low Duration Fund III; the PIMCO Moderate Duration Fund; the PIMCO High Yield Fund; the PIMCO Total Return Fund; the PIMCO Total Return Fund II; the PIMCO Total Return Fund III; the PIMCO Commercial Mortgage Securities Fund; the PIMCO Long-Term U.S. Government Fund; the PIMCO Foreign Bond Fund; the PIMCO Global Bond Fund; the PIMCO Global Bond Fund II; the PIMCO International Bond Fund; the PIMCO StocksPLUS Fund; the PIMCO StocksPLUS Short Strategy Fund; and the PIMCO Strategic Balanced Fund. Shares of the PIMCO International Bond Fund are offered only to clients of PIMCO who maintain separately managed private accounts.

     The Trust's investment adviser is Pacific Investment Management Company ("PIMCO" or the "Adviser"), 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors").

     This Statement of Additional Information is not a Prospectus, and should be used in conjunction with a Prospectus for the Trust. The Funds offer five classes of shares, offered through two Prospectuses. Class A, Class B, and Class C shares are offered through the "Retail Prospectus" and Institutional Class and Administrative Class shares are offered through the "Institutional Prospectus," each dated January 14, 1997 (collectively, the "Prospectuses"). A copy of the applicable Prospectus may be obtained free of charge at the address and telephone number listed below.

     Institutional Prospectus:        Retail Prospectus:

     PIMCO Funds                      PIMCO Advisors Distribution Company
     840 Newport Center Drive         2187 Atlantic Street
     Suite 360                        Stamford, Connecticut 06902
     Newport Beach, California 92660  Telephone:  (800) 426-0107
     Telephone:  (800) 927-4648


January 14, 1997


                               TABLE OF CONTENTS

                                                                                                                               Page

INVESTMENT OBJECTIVES AND POLICIES............................................................................................   1
     Borrowing................................................................................................................   1
     Corporate Debt Securities................................................................................................   2
     Participation on Creditors Committee.....................................................................................   3
     Mortgage-Related and Other Asset-Backed Securities.......................................................................   4
     Foreign Securities.......................................................................................................   8
     Foreign Currency Exchange-Related Securities.............................................................................  10
     Bank Obligations.........................................................................................................  11
     Loan Participations......................................................................................................  12
     Short Sales..............................................................................................................  14
     Derivative Instruments...................................................................................................  15
     Warrants to Purchase Securities..........................................................................................  22
     Illiquid Securities......................................................................................................  22
     Social Investment Policies...............................................................................................  23

INVESTMENT RESTRICTIONS.......................................................................................................  23
     Fundamental Investment Restrictions......................................................................................  23
     Non-Fundamental Investment Restrictions..................................................................................  25
      ........................................................................................................................  29

MANAGEMENT OF THE TRUST.......................................................................................................  29
     Trustees and Officers....................................................................................................  29
     Compensation Table.......................................................................................................  33
     Investment Adviser.......................................................................................................  33

Fund Administrator............................................................................................................  36
     Expense Limitations......................................................................................................  39

DISTRIBUTION OF TRUST SHARES..................................................................................................  39
     Distributor and Multi-Class Plan.........................................................................................  39
     Contingent Deferred Sales Charge and Initial Sales Charge................................................................  40
     Distribution and Servicing Plans for Class A, Class B and Class C Shares.................................................  40
     Distribution and Administrative Services Plans for Administrative Class Shares...........................................  41
     Purchases, Exchanges and Redemptions.....................................................................................  43

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................................................................  44
     Investment Decisions.....................................................................................................  44
     Brokerage and Research Services..........................................................................................  45
     Portfolio Turnover.......................................................................................................  45


NET ASSET VALUE...............................................................................................................  46

TAXATION......................................................................................................................  47
     Distributions............................................................................................................  48
     Sales of Shares..........................................................................................................  48

                                                                                                                               Page

     Backup Withholding.......................................................................................................  48
     Options, Futures and Forward Contracts, and Swap Agreements..............................................................  48
     Short Sales..............................................................................................................  49
     Passive Foreign Investment Companies.....................................................................................  49
     Foreign Currency Transactions............................................................................................  50
     Foreign Taxation.........................................................................................................  50
     Original Issue Discount..................................................................................................  51
     Other Taxation...........................................................................................................  52

OTHER INFORMATION.............................................................................................................  52
     Capitalization...........................................................................................................  52
     Performance Information..................................................................................................  52
     Voting Rights............................................................................................................  59
     Certain Ownership of Trust Shares........................................................................................  59
     The Reorganization of the PIMCO Money Market and Total Return II Funds...................................................  66
     The Reorganization of the PIMCO Global Bond Fund II......................................................................  66
     Code of Ethics...........................................................................................................  66
     Custodian, Transfer Agent and Dividend Disbursing Agent..................................................................  67
     Independent Accountants..................................................................................................  67
     Counsel..................................................................................................................  67
     Registration Statement...................................................................................................  67
     Financial Statements.....................................................................................................  68

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of each Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Funds' investments is set forth below.

Borrowing

     A Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 ("1940 Act") require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements and mortgage dollar rolls. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account with its custodian consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% (for each Fund except the PIMCO Global Bond Fund II) of a Fund's total assets.

     The PIMCO Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.

     A "mortgage dollar roll," is similar to reverse repurchase agreements in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association ("GNMA"), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     A Fund's obligations under a dollar roll agreement must be covered by liquid assets, such as cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. Dollar rolls will be subject to the Funds' limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 331/3% (for each Fund except the PIMCO Global Bond Fund II) of a Fund's total assets. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

Corporate Debt Securities

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Among the corporate bonds in which the Funds may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

     Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's Investor Services, Inc. ("Moody's") describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Standard & Poor's ("S&P") describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal . . . than in higher rated categories."

     Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds (i.e., rated B or better by Moody's or S&P), and in particular, by the PIMCO High Yield Fund, are described as "speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

Participation on Creditors Committee

     A Fund (in particular, the PIMCO High Yield Fund) may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Mortgage-Related and Other Asset-Backed Securities

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations, see "Mortgage Pass-Through Securities." The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities, see "Collateralized Mortgage Obligations," and in other types of mortgage-related securities.

     Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortages increase in the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("Pcs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Pcs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid (10% in the case of the PIMCO Money Market Fund.)

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Pcs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC Pcs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.
The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Other Asset-Backed Securities. Similarly, the Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with a Fund's investment objectives and policies, the Adviser also may invest in other types of asset-backed securities.

Foreign Securities

     All Funds (except the PIMCO Low Duration II and Total Return II Funds) may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar-or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The PIMCO Money Market, High Yield, Commercial Mortgage Securities and Long-Term U.S. Government Funds may invest in securities of foreign issuers only if they are U.S. dollar-denominated. The PIMCO Short-Term Fund will limit its investment in securities denominated in foreign currencies to no more than 5% of the Fund's total assets. Each of the remaining Fixed Income Funds permitted to invest in foreign securities, except the PIMCO Foreign Bond, Global Bond, Global Bond II and International Bond Funds, will limit its investment in securities denominated in foreign currencies to no more than 20% of the Fund's total assets. Each of the Funds will limit its foreign investments to securities of issuers based in developed countries (which include Newly Industrialized Countries ("NICs") such as Mexico, Taiwan and South Korea). The PIMCO Short-Term, Low Duration and Low Duration III Funds limit their investments in securities of issuers based in NICs to 5% of their assets, and the remaining Fixed Income Funds, except the PIMCO Foreign Bond, Global Bond, Global Bond II and International Bond Funds, limit their investments in securities of issuers based in NICs to 10% of their assets.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     All Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options, see "Derivative Instruments," and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts used for non-hedging purposes will be covered by the segregation with the Trust's custodian of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forward contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

     Each of the Fixed Income Funds (except the PIMCO Low Duration II and Total Return II Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.

     Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year' s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

Foreign Currency Exchange-Related Securities

     Foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM ("CEWs(SM)") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

     Principal exchange rate linked securities. Principal exchange rate linked securities ("PERLs(SM)") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance indexed paper. Performance indexed paper ("PIPs(SM)") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Bank Obligations

     Bank obligations in which the Funds invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the PIMCO Money Market Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

     Each Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

     Each Fund (except the PIMCO Money Market, High Yield, Commercial Mortgage Securities and Long-Term U.S. Government Funds) limits its investments in foreign bank obligations to United States dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The PIMCO Money Market, High Yield, Commercial Mortgage Securities and Long-Term U.S. Government Funds may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to the Trust's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Loan Participations

     Each Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

     Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, a Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the

Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Short Sales

     Certain of the Funds, particularly the PIMCO StocksPLUS Short Strategy Fund, may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

     When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time and the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account. Each Fund, except the PIMCO StocksPLUS Short Strategy Fund, does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third of the value of the Fund's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. The PIMCO Global Bond Fund II may only engage in short sales that are "against the box."

     [With respect to each Fund, except the PIMCO StocksPLUS Short Strategy Fund, the Trust has agreed with a state securities commission that as an operating policy, the dollar amount of short sales (other than short sales against the box) at any time shall not exceed 25% of the net equity of a Fund, and the value of securities of any one issuer in which a Fund is short shall not exceed 2% of the Fund's net assets or 2% of the securities of any class of any issuer.]

Derivative Instruments

     In pursuing their individual objectives the Funds may, as described in the Prospectuses, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured," and that futures and futures options will be used only for hedging purposes).

     Options on Securities and Indexes. A Fund may, as specified for the Fund in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account with its custodian.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Foreign Currency Options. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     Futures Contracts and Options on Futures Contracts. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

     A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a "commodity pool operator," each Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.
The transaction costs must also be included in these calculations.

     The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Limitations on Use of Futures and Futures Options. In general, the Funds intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     As an operating policy, the Adviser will generally use cash and cash equivalents in establishing and maintaining segregated accounts to cover each Fund's obligations under futures contracts and related options. The Adviser defines cash equivalents to include high grade liquid debt securities with maturities of one year or less. To the extent that securities with maturities greater than one year are used, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectuses.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxation."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     Swap Agreements. The Funds may enter into interest rate, index and currency exchange rate swap agreements. These transactions are entered into in a attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

     Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

Warrants to Purchase Securities

     The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

     A Fund will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities will be deemed to be without value for purposes of this restriction.

Illiquid Securities

     The Funds may invest up to 15% of their net assets in illiquid securities (10% in the case of the PIMCO Money Market Fund). The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Social Investment Policies

     The PIMCO Low Duration III and Total Return III Funds will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by the Adviser to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, or the operation of gambling casinos. The Funds will also avoid, to the extent possible on the basis of information available to the Adviser, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by the Adviser. The Adviser's determination of issuers engaged in such activities at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. In making its analysis, the Adviser may rely, among other things, upon information contained in such publications as those produced by the Investor Responsibility Research Center, Inc.


                            INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     Each Fund's investment objective, except for the PIMCO Global Bond Fund II, as set forth in the Prospectuses under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions a Fund may not:

  (1)(a) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and (b) with respect to the Money Market Fund, to securities or obligations issued by U.S. banks;

     (b) for the Global Bond Fund II, concentrate more than 25% of the value of its total assets in any one industry (The SEC staff takes the position that investments in government securities of a single foreign country (including agencies and instrumentalities of such government, to the extent such obligations are backed by the assets and revenues of such government) represent investments in a separate industry for these purposes.);

  (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (This investment restriction is not applicable to the Commercial Mortgage Securities Fund, the Foreign Bond Fund, the Global Bond Fund, Global Bond Fund II or the International Bond Fund.);

  (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (This restriction is not applicable to the Commercial Mortgage Securities Fund, the Foreign Bond Fund, the Global Bond Fund, Global Bond Fund II or the International Bond Fund);

  (4)(a) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein;

     (b) for the Global Bond Fund II, purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

  (5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (This restriction is not applicable to the Global Bond Fund II, but see non-fundamental restriction "L".);

  (6)    for the High Yield, Total Return III, International and StocksPLUS
Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

  (7)(a) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of a Fund's assets);

     (b) for the Global Bond Fund II, borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted above (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

  (8) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust (This restriction is not applicable to the Global Bond Fund II, but see non-fundamental restriction "M".);

  (9)(a) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (b) for the Global Bond Fund II, underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws; or

  (10)(a) for the High Yield, Total Return III, and StocksPLUS Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectuses and in this Statement of Additional Information for transactions in options, futures, options on futures, and transactions arising under swap agreements or other derivative instruments;

     (b) for the Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Total Return, Total Return II, Commercial Mortgage Securities, Long-Term U.S. Government, Foreign Bond, Global Bond, International, StocksPLUS Short Strategy and Strategic Balanced Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of Additional Information.

Non-Fundamental Investment Restrictions

     Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Fund may not:

  (A)(a) invest for the purpose of exercising control or management;

     (b) for the Global Bond Fund II, make investments for the purpose of gaining control of a company's management;

  (B)(a) purchase securities of other investment companies, except that a Fund may, for temporary purposes, purchase shares of money market mutual funds, subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder, or by any State in which shares of the Fund are registered (collateral arrangements with respect to securities on loan from a Fund are not considered to involve the purchase of securities by the Fund and are not subject to this restriction);

     (b) for the Global Bond Fund II, invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions (For purposes of this restriction, foreign banks and foreign insurance companies or their respective agents or subsidiaries are not considered investment companies. Under the 1940 Act no registered investment company may (a) invest more than 10% of its total assets (taken at current value) in securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of its total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company.);

  (C)(a) invest more than 15% of the net assets of a Fund (10% in the case of the PIMCO Money Market Fund) (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees);

     (b) for the Global Bond Fund II, invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than seven days (d) OTC options (to the extent described above), and (e) IO/PO Strips (as defined in the Prospectuses) if, as a result, more than 15% of the Fund's net assets, taken at current value, would then be invested in securities described in (a), (b), (c), (d) and (e) above (For the purpose of this restriction securities subject to a 7-day put option or convertible into readily saleable securities or commodities are not included with subsections (a) or (b).); or purchase securities the disposition of which is restricted under the federal securities laws (excluding for purposes of this restriction securities offered and sold pursuant to Rule 144A of the Securities Act of 1933 and Section 4(2) commercial paper) if, as a result, such investments would exceed 10% of the value of the net assets of the Fund; provided, however, that so long as a similar restriction applies under the Ohio Administrative Code, the Fund will invest no more than 15% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition (including Rule 144A securities and Section 4(2) commercial paper);

  (D)(a) invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of issuers (other than issuers of Federal agency obligations) having a record, together with predecessors or unconditional guarantors, of less than three years of continuous operation;

     (b) for the Global Bond Fund II, invest in securities of an issuer, which, together with any predecessors or controlling persons, has been in operation for less than three consecutive years and in equity securities for which market quotations are not readily available (excluding restricted securities) if, as a result, the aggregate of such investments would exceed 5% of the value of the Fund's net assets; provided, however, that this restriction shall not apply to any obligation of the U.S. Government or its instrumentalities or agencies (Debt securities having equity features are not considered "equity securities" for purposes of this restriction.);

  (E)(a) purchase or retain securities of any issuer if 5% of the securities of such issuer are owned by those officers and directors or trustees of the Trust or of the Adviser who each own beneficially more than one-half of 1% of its securities;

     (b) for the Global Bond Fund II, invest in securities of any issuer if, to the knowledge of the Trust, any officers and Trustees of the Trust and officers and directors of the Adviser who individually own beneficially more than 1/2 of 1% of the securities of that issuer, own beneficially in the aggregate more than 5% of the securities of such issuer;

  (F) purchase securities for the Fund from, or sell portfolio securities to, any of the officers and directors or trustees of the Trust or of the Adviser (This restriction is not applicable to the Global Bond Fund II.);

  (G)(a) for the PIMCO Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Total Return, Total Return II, Commercial Mortgage Securities, Long-Term U.S. Government, Foreign Bond, Global Bond, StocksPLUS Short Strategy and Strategic Balanced Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions;

     (b) for the Global Bond Fund II, purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.);

  (H) invest more than 5% of the assets of a Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities (This restriction is not applicable to the Global Bond Fund II, but see fundamental investment restriction 7(b).);

  (I) borrow money (excluding dollar rolls and reverse repurchase agreements, which are subject to the Fund's fundamental borrowing restriction), except for temporary administrative purposes (This restriction is not applicable to the Global Bond Fund II, but see fundamental investment restriction 7(b).);

  (J)(a) for the PIMCO Short-Term, Low Duration and Low Duration III Funds, invest greater than 5% of its assets in the securities of issuers based in Newly Industrialized Countries ("NICs"); and

     (b) for the remaining Fixed Income Funds, except for the PIMCO Foreign Bond, Global Bond, Global Bond II and International Bond Funds, invest greater than 10% of its assets in the securities of issuers based in NICs.

  (K) for the Global Bond Fund II, make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

  (L) for the Global Bond Fund II, purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options;

  (M) for the Global Bond Fund II, make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 25% of its total assets;

  (N) for the Global Bond Fund II, invest in warrants or rights excluding options (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase) if as a result such investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets; provided that not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchanges;

  (O) for the Global Bond Fund II, write (sell) or purchase options except that the Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase (and on stock indices) and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase, provided that the premiums paid by the Fund on all outstanding options it has purchased do not exceed 5% of its total assets (The Fund may enter into closing sale transactions with respect to options it has purchased.);

  (P) for the Global Bond Fund II, buy or sell oil, gas or other mineral leases, rights or royalty contracts;

  (Q) for the Global Bond Fund II, purchase or sell real estate, including investments in limited partnerships that invest directly in real estate; provided, however, that the Fund may invest in readily marketable interests in real estate investment trusts or readily marketable securities of companies that invest in real estate; or

  (R) for the Global Bond Fund II, engage in short-term trading as a matter of policy; provided, however, that in pursuing the Fund's investment objective, the Adviser will continue to monitor all securities positions of the Fund and will seek to dispose of any position that it believes is no longer consistent with achieving optimum performance.

     In addition, the Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except the PIMCO Global Bond Fund, will hedge at least 75% of its exposure to foreign currency using the techniques described in the Prospectuses. There can be no assurance that currency hedging techniques will be successful.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Notwithstanding the provisions of fundamental investment restriction (7)(a) above, a Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund (except the PIMCO Global Bond Fund II), such excess shall be subject to the 300% asset coverage requirement of that restriction.

     The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an investment policy pursuant to which a Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is not a fundamental policy of the Funds and may be amended by the Trustees without the approval of shareholders. However, the Funds will not change or modify this policy prior to the change or modification by the SEC staff of its position.

     [The Trust has undertaken with a state securities commission that it will interpret the provisions of fundamental investment restriction (5) to prohibit the Trust's investment in oil, gas or other mineral leases and that it will interpret the provisions of investment restriction (4)(a) to prohibit the Trust's investment in real estate limited partnerships.]

     [With respect to each Fund, except the PIMCO StocksPLUS Short Strategy Fund, the Trust has agreed with a state securities commission that as an operating policy, the dollar amount of short sales (other than short sales against the box) at any time shall not exceed 25% of the net equity of a Fund, and the value of securities of any one issuer in which a Fund is short shall not exceed 2% of the Fund's net assets or 2% of the securities of any class of any issuer.]

     [The Trust has undertaken to a state securities commission that the aggregate premiums paid on all options held at any time by the Trust will be limited to 20% of the Trust's total net asset value, and that the Trust will engage in writing options on securities only if such options are issued by the Options Clearing Corporation or are written by the Trust with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Furthermore, pursuant to a restriction imposed by a state securities commission, the Adviser waives its fee on all Trust assets invested temporarily in shares of money market mutual funds pursuant to restriction (B)(a), above.]

     [The Trust has undertaken to a state securities commission that the Funds will limit their investment in restricted securities (defined as securities in which the Trust is restricted from selling to the public without registration under the 1933 Act) to no more than 10% of their total assets.]

     Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.


                            MANAGEMENT OF THE TRUST

Trustees and Officers

     The Trustees and Executive Officers of the Trust, their business address and principal occupations during the past five years are as follows (unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660):

                               Position with        Principal Occupation(s)
Name, Address and Age            the Trust        During the Past Five Years
----------------------------------------------------------------------------
Brent R. Harris*            Chairman of the        Managing Director, PIMCO; Director,
Age 37                     Board and Trustee       Harris Holdings; Director, Harris Oil
                                                   Company; Chairman and Director, PIMCO
                                                   Commercial Mortgage Securities Trust,
                                                   Inc.  Formerly Principal, Senior Vice
                                                   President and Vice President of PIMCO.

Guilford C. Babcock        Trustee                 Associate Professor of Finance,
School of Business                                 University of Southern California;
Administration,                                    Director, PIMCO Commercial Mortgage
University of                                      Securities Trust, Inc.; Director, AMCAP
Southern California,                               Fund and Fundamental Investors Fund of
Los Angeles, California                            the Capital Group; Director, Good Hope
90089-1421                                         Medical Foundation.
Age 65

Vern O. Curtis             Trustee                 Private Investor; Director of 16 Real
15213 N.W. Francesca Drive                         Estate Investment Trusts affiliated with
Portland, Oregon                                   Public Storage, Inc.; Director, PIMCO
97229                                              Commercial Mortgage Securities Trust, Inc.
Age 62                                             Formerly Charitable Work, The Church of
                                                   Jesus Christ of Latter Day Saints.

Thomas P. Kemp             Trustee                 Co-Chairman, U.S. Committee to Assist
359 San Miguel                                     Russian Reform; Director, Union
Suite 110                                          Financial Corp.; Director, PIMCO
Newport Beach, California                          Commercial Mortgage Securities Trust, Inc.
92660 - 7807                                       Formerly Senior Consultant, World Cup 1994
Age 66                                             Organizing Committee; Chairman and CEO of
                                                   Coca Cola Bottling Company of L.A.

William J. Popejoy         Trustee                 Chairman, Western Vinyl Manufacturing;
10036 Freeman Avenue                               Partner, Butler Popejoy Group; Director,
Santa Fe Springs, California                       PIMCO Commercial Mortgage Securities Trust,
90670                                              Inc.  Formerly Chief Executive Officer,
Age 58                                             Orange County, California; Principal,
                                                   Castine Partners.

R. Wesley Burns            President               Executive Vice President, PIMCO.  Formerly
Age 37                                             Vice President, PIMCO.

                               Position with        Principal Occupation(s)
Name, Address and Age            the Trust        During the Past Five Years
----------------------------------------------------------------------------

William H. Gross           Senior Vice President   Managing Director, PIMCO.
Age 52

Margaret Isberg            Senior Vice President   Executive Vice President, PIMCO.
Age 39

Leland T. Scholey          Senior Vice President   Senior Vice President, PIMCO.
Age 44                                             Formerly Vice President, PIMCO.

Andrew C. Ward             Senior Vice President   Vice President, PIMCO.
Age 36

Michael G. Dow             Vice President          Account Manager, PIMCO.  Formerly
Age 32                                             Fixed Income Specialist, Salomon
                                                   Brothers, Inc.; Vice President
                                                   Operations, Citibank NA Global
                                                   Consumer Banking Group.

U. Teri Frisch             Vice President          Account Manager, PIMCO.
Age 43

Raymond C. Hayes           Vice President          Account Manager, PIMCO.  Formerly
Age 51                                             Marketing Director, Pacific Financial
                                                   Asset Management Corporation.

Dean S. Meiling            Vice President          Managing Director, PIMCO.
Age 48

James F. Muzzy             Vice President          Managing Director, PIMCO.
Age 57

Douglas J. Ongaro          Vice President          Account Manager, PIMCO.  Formerly
Age 35                                             Regional Marketing Manager, Charles
                                                   Schwab & Co., Inc.

Jeffrey M. Sargent         Vice President          Vice President and Manager of Fund
Age 33                                             Shareholder Servicing, PIMCO.  Formerly
                                                   Project Specialist, PIMCO.

                               Position with        Principal Occupation(s)
Name, Address and Age            the Trust        During the Past Five Years
----------------------------------------------------------------------------

William S. Thompson, Jr.   Vice President          Chief Executive Officer and Managing
Age 51                                             Director, PIMCO.  Formerly Managing
                                                   Director, Salomon Brothers, Inc.

Teresa A. Wagner
Age 34                     Vice President          Vice President and Manager of Fund
                                                   Administration, PIMCO.  Formerly Vice
                                                   President, PIMCO Advisors Institutional
                                                   Services; Finance Director, Pacific
                                                   Financial Asset Management Corporation.

Kristen M. Wilsey          Vice President          Vice President, PIMCO.  Formerly Account
Age 36                                             Manager, PIMCO; Vice President, Pacific
                                                   Financial Asset Management Corporation.

John P. Hardaway           Treasurer               Vice President and Manager of Fund
Age 39                                             Operations, PIMCO.

Garlin G. Flynn            Secretary               Senior Fund Administrator, PIMCO.  Formerly
Age 50                                             Senior Mutual Fund Analyst, PIMCO Advisors
                                                   Institutional Services; Senior Mutual Fund
                                                   Analyst, Pacific Financial Asset Management
                                                   Corporation.

Joseph D. Hattesohl        Assistant Treasurer     Manager of Fund Taxation, PIMCO.  Formerly
Age 32                                             Director of Financial Reporting, Carl I. Brown
                                                   & Co.; Tax Manager, Price Waterhouse LLP.

Michael J. Willemsen       Assistant Secretary     Project Lead, PIMCO.  Formerly Shareholder
Age 36                                             Services Specialist, PIMCO.

____________________

     *Mr. Harris is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

Compensation Table

     The following table sets forth information regarding compensation received by the Trustees for the year ended March 31, 1996.

                                  Aggregate           Total Compensation from
                                 Compensation         Trust and Fund Complex
     Name and Position           from Trust/1/          Paid to Trustees/2/
     -----------------           ----------             ----------------

     Guilford C. Babcock          $22,500                  $32,500
     Trustee

     Vern O. Curtis               $22,500                  $32,500
     Trustee

     Thomas P. Kemp               $22,500                  $32,500
     Trustee

     William J. Popejoy           $18,167/3/               $25,167/3/
     Trustee

____________________

     /1/Effective October 1, 1995, Trustees, other than those affiliated with the Adviser or its affiliates, receive an annual retainer of $20,000 plus $2,500 for each Board of Trustees meeting attended, plus reimbursement of related expenses. For the fiscal year ended March 31, 1996, the unaffiliated Trustees as a group received reimbursement of such fees and expenses aggregating $85,667.

     /2/Each Trustee also serves as a Director of PIMCO Commercial Mortgage Securities Trust, Inc., a registered closed-end management investment company. For their services, the Directors who are unaffiliated with the Adviser or its affiliates receive an annual retainer of $6,000 plus $1,000 for each Board of Directors meeting attended, plus reimbursement of related expenses. For the fiscal year ended December 31, 1995, the unaffiliated Trustees as a group received reimbursement of such fees and expenses aggregating $32,000.

     /3/Mr. Popejoy resigned as a Trustee in February 1995, and rejoined the Boards of both the Trust and PIMCO Commercial Mortgage Securities Trust, Inc. in August, 1995, and thus received a pro rata portion of his annual retainers.

Investment Adviser

     PIMCO serves as investment adviser to the Funds pursuant to an investment advisory contract ("Advisory Contract") between PIMCO and the Trust. PIMCO is a subsidiary partnership of PIMCO Advisors. A majority interest of PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, a California corporation and indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual"), and PIMCO Partners, LLC ("PIMCO Partners"), a limited liability company controlled by the PIMCO Managing Directors.

     PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust's investments directly with the issuers or with brokers or dealers selected by it in its discretion. See "Portfolio Transactions." PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

     Under the terms of the Advisory Contract, PIMCO is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others. The current Advisory Contract was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties ("Independent Trustees"), at a meeting held on May 31, 1994, as supplemented at a meeting held on May 23, 1995, and was last approved by the Trustees on August 27, 1996 and by shareholders of all then-operational Funds on October 17, 1994.

     The Advisory Contract will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days' written notice by either party to the contract and will terminate automatically if assigned.

     The current Advisory Contract was executed in connection with the consolidation of PIMCO, Pacific Investment Administrative Services Company ("PIASCo"), Thomson Advisory Group L.P. and certain other affiliated entities (the "Consolidation"). Prior to the Consolidation, and since the inception of each of the Funds, PIMCO had served as investment adviser to the Funds, pursuant to an advisory contract, last approved by the Trustees April 14, 1993, and by shareholders of the then-operational Funds on August 21, 1992 (the "Prior Advisory Contract"). The terms and conditions of the Advisory Contract are identical in all material respects to the Prior Advisory Contract, with the exception of the identity of the service provider, its effective date and termination date, and the amendment recently effected in connection with the adoption of a new service and fee arrangement for the Funds.

     The Adviser currently receives a monthly investment advisory fee from each Fund at an annual rate based on average daily net assets of the Funds as follows:

                                                                     Advisory
Fund                                                                 Fee Rate
----                                                                 --------
Money Market Fund...................................................  0.15%
Commercial Mortgage Securities, StocksPLUS, StocksPLUS Short
  Strategy, and Strategic Balanced Funds............................  0.40%
All other Funds.....................................................  0.25%

For the fiscal years ended March 31, 1996, 1995, and 1994, the aggregate amount of the advisory fees paid by each operational Fund was as follows:


                                   Year Ended   Year Ended   Year Ended
Fund                                 3/31/96      3/31/95      3/31/94
----                                 -------      -------      -------
Money Market Fund*                $    10,118  $       N/A  $       N/A
Short-Term Fund                       249,319      383,063      158,599
Low Duration Fund                   6,267,607    5,756,981    4,844,060
Low Duration Fund II                  575,730      461,261      379,106
High Yield Fund                     1,186,819      830,832      320,749
Total Return Fund                  22,775,075   15,223,950   10,647,574
Total Return Fund II*                 486,935          N/A          N/A
Total Return Fund III                 327,029      258,080      229,699
Long-Term U.S. Government Fund        101,042       91,533       72,884
Foreign Bond Fund                     640,157      921,902      977,658
Global Bond Fund                      264,783      177,065       28,608
Global Bond Fund II**                     N/A          N/A          N/A
International Bond Fund             4,937,820    1,142,716    6,831,045
StocksPLUS Fund                       324,388      109,177       30,476
--------------------

     *The PIMCO Money Market Fund, for the fiscal years ended October 31, 1995 and 1994, paid aggregate advisory fees in the amount of $14,500 and $9,903, respectively. The PIMCO Total Return Fund II, for the fiscal years ended October 31, 1995 and 1994, paid aggregate advisory fees in the amount of $1,009,081 and $907,044, respectively. See "The Reorganization of the PIMCO Money Market and Total Return II Funds" for additional information.

     **The PIMCO Global Bond Fund II, for the fiscal years ended September 30, 1996, 1995 and 1994, paid aggregate management fees in the amount of _______, _______, and _______, respectively, pursuant to a management contract between PIMCO Advisors Funds and PIMCO Advisors, under which PIMCO Advisors provided or procured investment advisory services for the Fund. See "The Reorganization of the PIMCO Global Bond Fund II" for additional information.

     In connection with the former expense limitation provision, which was terminated October 1, 1995, the Adviser reimbursed advisory fees for the fiscal years ended March 31, 1996, 1995, and 1994, in the following amounts:

                                  Year Ended   Year Ended   Year Ended
Fund                                3/31/96      3/31/95      3/31/94
----                                -------      -------      -------
Short-Term Fund                   $  10,244    $   8,045    $  24,770
Low Duration Fund                         0            0            0
High Yield Fund                           0      (42,986)      27,055
Low Duration Fund II                      0      (16,480)     (20,008)
Total Return Fund                         0            0            0
Total Return Fund III                 1,775         (633)      11,945
Long-Term U.S. Government Fund       13,554       23,964       29,521
Foreign Bond Fund                         0            0            0
Global Bond Fund                    (17,114)     (34,409)      40,281
International Bond Fund                   0            0            0
StocksPLUS Fund                      26,176       53,148       43,574

Fund Administrator

     PIMCO also serves as Administrator to the Funds pursuant to an administration agreement dated November 15, 1994, as amended (the "Administration Agreement"). PIMCO provides the Funds with certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Administration Agreement, on terms agreed between PIMCO and such affiliates. The administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds' transfer agent, custodian, legal counsel, independent accountants, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. PIMCO has contractually agreed to provide these services, and to bear these expenses, at the following rates for each Fund (each expressed as a percentage of the Fund's average daily net assets attributable to its classes of shares on an annual basis):


                                    Administrative Fee Rate
                                    -----------------------

                             Institutional and            Class A,
Fund                        Administrative Class          B and C
----                        --------------------          --------
Money Market Fund and
 Short Term Fund                0.20%                     0.35%
Low Duration Fund and
 Total Return Fund              0.18%                     0.40%
Global Bond Fund and
 Global Bond Fund II            0.30%                     0.45%
Foreign Bond Fund and
 International Bond Fund        0.25%                     0.45%
All other Funds                 0.25%                     0.40%

     Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

     Class-specific expenses include distribution and service fees payable with respect to different classes of shares and may include certain other expenses as permitted by the Trust's Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

     With respect to the Institutional and Administrative Class shares of each Fund, except the PIMCO Global Bond Fund II, the Administration Agreement may be terminated by the Trustees, or by a vote of the outstanding voting securities of the Trust, or Class as applicable, at any time on 60 days' written notice. Following the expiration of the two-year period commencing with the effectiveness of the agreement, it may be terminated by PIMCO, also on 60 days' written notice. Following its initial two-year term, the agreement will continue from year to year if approved by the Trustees.

     With respect to the Class A, Class B and Class C shares of the PIMCO High Yield, Total Return, Low Duration and Money Market Funds, or with respect to any class of shares of the PIMCO Global Bond Fund II, the Administration Agreement may be terminated by the Trustees, or by a vote of the outstanding voting securities of the Trust, Fund, or Class as applicable, at any time on 60 days' written notice. Following the expiration of the one year period commencing with the effectiveness of the amendment making the Administration Agreement effective with respect to such Funds or Classes, the Agreement may be terminated by PIMCO on 60 days' written notice. With respect to the Class A, Class B and Class C shares of each Fund other than those listed above, the Administration Agreement may be terminated by the Trustees, or by a vote of the outstanding securities of the Trust, or Class as applicable, at any time on 60 days' written notice, or by PIMCO on 60 days' written notice.

     The Administration Agreement is subject to annual approval by the Board, including a majority of the Trust's Independent Trustees (as that term is defined in the 1940 Act). The current Administration Agreement was approved by the Board of Trustees, including all of the Independent Trustees at a meeting held on August 22, 1995. In approving the Administration Agreement, the Trustees determined that: (1) the Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Agreement are services required for the operation of the Funds; (3) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The preceding Administrative Services Contract between the Trust and PIMCO was approved by the Trustees at their meeting held on May 31, 1994, and was approved by shareholders of all then-operational Funds on October 17, 1994.

     A previous Administrative Services Contract ("Prior Contact") between the Trust and PIASCo was initially approved by the Trustees at a meeting held on April 29, 1987 (and by the then-sole shareholder of the Trust at a meeting held on April 30, 1987). The Prior Contract was last approved by the Board of Trustees on February 23, 1993. PIASCo was a wholly owned subsidiary of the predecessor of PIMCO. In connection with the Consolidation, PIMCO assumed the duties of PIASCo as Administrator to the Funds. The terms and conditions of the Administrative Services Contract are substantially identical in all material respects to those of the Prior Contract, with the primary exception of the identity of the service provider, its effective date and termination date, and the amendment recently effected in connection with the adoption of a new service and fee arrangement for the Funds.

     For the fiscal years ended March 31, 1996, 1995, and 1994, the aggregate amount of the administration fees paid by each operational Fund was as follows:

                                   Year Ended   Year Ended   Year Ended
Fund                                 3/31/96      3/31/95      3/31/94
----                                 -------      -------      -------
Money Market Fund*                $    13,462  $       N/A  $       N/A
Short-Term Fund                       137,477      129,554       52,866
Low Duration Fund                   3,520,078    2,272,874    1,907,377
Low Duration Fund II                  391,248      154,668      126,369
High Yield Fund                       842,032      302,332      109,187
Total Return Fund                  13,084,413    6,059,785    4,228,783
Total Return Fund II*                 486,935          N/A          N/A
Total Return Fund III                 217,584       86,027       76,566
Long-Term U.S. Government Fund         65,155       30,511       24,295
Foreign Bond Fund                     428,175      324,043      361,063
Global Bond Fund                      208,234       57,732        9,536
Global Bond Fund II**                     N/A          N/A          N/A
International Bond Fund             3,800,674      440,899    2,702,418
StocksPLUS Fund                       149,888       24,261        6,772

____________________

     *The PIMCO Money Market Fund, for the fiscal years ended October 31, 1995 and 1994, paid aggregate administration fees in the amount of $24,166 and $16,506, respectively. The PIMCO Total Return Fund II, for the fiscal years ended October 31, 1995 and 1994, paid aggregate administration fees in the amount of $1,009,081 and $907,044, respectively. See "The Reorganization of the PIMCO Money Market and Total Return II Funds" for additional information.

     **The PIMCO Global Bond Fund II, for the fiscal years ended September 30, 1996, 1995 and 1994, paid aggregate management fees in the amount of _______, _______, and _______, respectively, pursuant to a management contract between PIMCO Advisors Funds and PIMCO Advisors, under which PIMCO Advisors provided or procured administrative services for the Fund. See "The Reorganization of the PIMCO Global Bond Fund II" for additional information.

     In connection with the former expense limitation provision which was terminated October 1, 1995, the Administrator reimbursed administration fees for the fiscal years ended March 31, 1996, 1995, and 1994, in the following amounts:

                                  Year Ended    Year Ended   Year Ended
Fund                                3/31/96       3/31/95      3/31/94
----                                -------       -------      -------
Short-Term Fund                   $  2,923     $  2,295     $  7,068
Low Duration Fund                        0            0            0
Low Duration Fund II                     0       (4,703)      (5,709)
High Yield Fund                          0      (12,266)       7,720
Total Return Fund                        0            0            0
Total Return Fund III                  507         (181)       3,408
Long-Term U.S. Government Fund       3,867        6,838        8,424
Foreign Bond Fund                        0            0            0
Global Bond Fund                    (4,884)      (9,818)      11,494
International Bond Fund                  0            0            0
StocksPLUS Fund                      7,469       15,165       12,574

Expense Limitations

     Certain of the states in which the shares of the Trust are qualified for sale impose limitations on the expenses of the Trust. If, in any fiscal year, the total expenses of the Trust (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Trust imposed by the securities regulations of any state, PIMCO will reimburse the Trust for the excess.

     Fees foregone or payments made by PIMCO with respect to a Fund pursuant to the expense limitation are contingent liabilities of the Fund which are subject to potential reimbursement by that Fund to PIMCO, provided the assets of the Fund reach a sufficient size to permit such reimbursement to be made without causing the covered expenses of the Fund to exceed the amount as may be imposed by any state expense limit to which the Trust is subject, and provided such reimbursement is made within four years of the recognition of the contingent liability by the Fund. If a reimbursement appears probable, it will be accounted for as an expense of the Fund regardless of the time period over which the reimbursement may actually be paid by the Fund.


                         DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

     PIMCO Funds Distribution Company (the "Distributor") serves as the Trust's Distributor pursuant to a distribution contract ("Distribution Contract") dated December __, 1996, which is subject to annual approval by the Board. The Distributor is a wholly owned subsidiary of PIMCO Advisors. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days' nor less than 30 days written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

     The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     Prior to the Consolidation, Pacific Equities Network ("PEN"), an indirect subsidiary of Pacific Mutual, served as the Trust's Distributor, pursuant to a contract approved by the Board of Trustees, including a majority of the Independent Trustees, at its meeting held on April 29, 1987 (and by the then-sole shareholder of the Trust at a meeting held on April 30, 1987) (the "Prior Distribution Contract"). The Prior Distribution Contract was last approved by the Board of Trustees on February 23, 1993 and by shareholders of the Trust on November 1, 1988.

     The Trust offers five classes of shares: Class A, Class B, Class C, the Institutional Class and the Administrative Class. Class A, Class B and Class C shares of the Trust are offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers"). Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other institutions. They also are offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customer's investment in the Funds. Shares of the Administrative Class are offered primarily through employee benefit plans alliances.

     The Trust has adopted an Amended and Restated Multi-Class Plan ("Multi-Class Plan") pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of a Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation;
(b) each class of shares bears any class-specific expenses allocated to it; and
(c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

     As described in the Retail Prospectus under the caption "How to Redeem," a contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares. No contingent deferred sales charge is imposed upon Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a Fund-by-Fund basis, shareholders should consider whether to exchange shares of one Fund for shares of another Fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemptions.

     In certain cases described in the Retail Prospectus, the contingent deferred sales charge is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Trust's sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived,
(ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

     As described in the Retail Prospectus under the caption "Alternative Purchase Arrangements--Initial Sales Charge Alternative - Class A Shares," Class A shares of the Trust (except with respect to the Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels.

Distribution and Servicing Plans for Class A, Class B and Class C Shares

     Pursuant to the Distribution and Servicing Plans described in the Retail Prospectus, in connection with the distribution of Class B and Class C shares of the Trust, the Distributor receives certain distribution fees from the Trust, and in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, the Distributor receives certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth in the Retail Prospectus, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to each such class as to which no distribution and servicing fees were paid on account of such limitations. As described in the Retail Prospectus, the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

     Each Distribution and Servicing Plan may be terminated with respect to the class of shares of any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract ("Independent Trustees"), or by vote of a majority of the outstanding voting securities of that class. Any change in any Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. Each Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

     The Distribution and Servicing Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

     If the Distribution and Servicing Plans are terminated (or not renewed) with respect to one or more Funds, they may continue in effect with respect to any class of any Fund as to which they have not been terminated (or have been renewed).

     The Trustees believe that the Distribution and Servicing Plans will provide benefits to the Trust. The Trustees believe that the Class A, Class B and Class C Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Plans or under alternative distribution schemes. The Trustees believe that the effect on sales and/or redemptions will benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Fund managers.

Distribution and Administrative Services Plans for Administrative Class
Shares

     The Trust has adopted an Administrative Services Plan and a Distribution Plan with respect to the Administrative Class shares of each Fund. Under the terms of each Plan, the Trust is permitted to reimburse, out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium, and to reimburse certain other distribution related expenses. Under the terms of the Distribution Plan, these services may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about the Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

     Under the terms of the Administrative Services Plan, the services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

     The same entity may be the recipient of fees under both the Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets.

     Each Plan provides that it may not be amended to materially increase the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not "interested persons" of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees"), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

     Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Plan Trustees. The Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the class. The Plans were approved by the Trustees, including the Plan Trustees, at a meeting held on May 31, 1994.

     Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Plan Trustees. Each Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Each Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more that 0.25% of the average daily net assets of each class may be used in any month to pay expenses under the Plan. Each Plan requires that Administrative Class shares will incur no interest or carrying charges.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Plan will qualify as "service fees" and therefore will not be limited by NASD rules.

     For the fiscal year ended March 31, 1996, the Administrative Class shares of the PIMCO Money Market, Short-Term, Low Duration, High Yield, Total Return and Total Return II Funds paid aggregate fees under the Distribution Plan to qualified service providers in the amount of $11, $1,003, $3,442, $701, $141,529, and $3,408, respectively. All of these amounts constituted "service fees" under applicable NASD rules.

Purchases, Exchanges and Redemptions

     Purchases, exchanges and redemptions of Class A, Class B and Class C shares are discussed in the Retail Prospectus under the headings "How to Buy Shares," "Exchange Privilege," and "How to Redeem," and that information is incorporated herein by reference. Purchases, exchanges and redemptions of Institutional and Administrative Class shares are discussed in the Institutional Prospectus under the headings "Purchase of Shares," "Redemption of Shares," and "Net Asset Value," and that information is incorporated herein by reference.

     Certain managed account clients of the Adviser may purchase shares of the Trust. To avoid the imposition of duplicative fees, the Adviser may be required to make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Trust.

     Certain clients of the Adviser whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

     Shares of the Funds are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of a Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

     Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by PIMCO directly to Trust shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services which PIMCO normally would perform, out of PIMCO's own resources.

     As described in the Retail Prospectus under the caption "Exchange Privilege," and in the Institutional Prospectus under the caption "Redemption of Shares," a shareholder may exchange shares of any Fund for shares of any other Fund of the Trust or any series (except the Opportunity Fund) of PIMCO Funds:
Multi-Manager Series, within the same class on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Retail Prospectus under "Alternative Purchase Arrangements." With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge only, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.

     Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

     An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter; provided, that if such a limitation on exchanges is adopted, exchanges into the PIMCO Money Market Fund from any other Fund would not be counted. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

     The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds' portfolios.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, currently set at $250 for Class A, Class B and Class C shares, and $100,000 for Institutional Class and Administrative Class shares ($10,000 with respect to Institutional Class and Administrative Class accounts opened before January 1, 1995). An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

     Investment decisions for the Trust and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     The Adviser places all orders for the purchase and sale of portfolio securities, options and futures contracts for the Trust and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives research services from many broker-dealers with which the Adviser places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because the Adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Trust to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the Rules of Fair Practice of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

Portfolio Turnover

     The Adviser manages the Funds without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws, see "Taxation." The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be.

     The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.


                                NET ASSET VALUE

     As indicated under "Net Asset Value" in the Institutional Prospectus and "How Net Asset Value is Determined" in the Retail Prospectus, the Trust's net asset value per share for the purpose of pricing purchase and redemption orders is determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value will not be determined on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The PIMCO Money Market Fund's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

     The SEC's regulations require the PIMCO Money Market Fund to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Fund also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by the Adviser under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

                                   TAXATION

     While the Adviser anticipates that many Institutional Class shareholders of the Trust will be tax-exempt institutions, the following discussion may be of general interest to these shareholders, as well as for those shareholders of the Trust who do not have tax-exempt status. The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test");
(b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely (1) stocks or securities, (2) options, futures, or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures, and forward contracts on foreign currencies) not directly related to the Fund's principal business of investing in stock or securities; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (d) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in securities. To date, such regulations have not been issued.

     As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Distributions

     Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

     A portion of the dividends paid by the PIMCO StocksPLUS Fund may qualify for the deduction for dividends received by corporations. Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations, although certain distributions from the PIMCO High Yield Fund may qualify. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

Sales of Shares

     Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Backup Withholding

     A Fund may be required to withhold 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

     Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

     Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     The 30% limit on gains from the disposition of certain options, futures, forward contracts, and swap agreements held less than three months and the qualifying income and diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

     Certain Funds may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Moreover, the 30% limit on gains from the disposition of securities held less than three months may limit the extent to which a Fund will be able to engage in short sales.

Passive Foreign Investment Companies

     Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the PIMCO Foreign Bond, Global Bond, Global Bond II or International Bond Funds' total assets at the close of their taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the PIMCO Foreign Bond, Global Bond, Global Bond II, or International Bond Funds' income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Other Taxation

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund's dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


                               OTHER INFORMATION

Capitalization

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

     Expenses incurred by the Trust in connection with its organization and the public offering of its shares aggregated approximately $75,971. These costs have been deferred and amortized on a straight line basis over a period not less than five years. Expenses incurred in the organization of subsequently offered Funds are charged to those Funds and are being amortized on a straight line basis over a period not less than five years.

Performance Information

     The Trust may, from time to time, include the yield and effective yield of the PIMCO Money Market Fund, and the yield and total return for each class of shares of all of the Funds, computed in accordance with SEC-prescribed formulas, in advertisements or reports to shareholders or prospective investors. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

     Current yield for the PIMCO Money Market Fund will be based on the change in the value of hypothetical investment (exclusive of capital changes) over a particular 7-day period less a pro-rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the PIMCO Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

            Effective Yield = [(Base Period Return +1)/365/7/] - 1

     The yield of the PIMCO Money Market Fund for the seven day period ended September 30, 1996 was 5.39% and 5.13% for the Institutional Class and Administrative Class, respectively. The effective yield of the PIMCO Money Market Fund for the seven day period ended September 30, 1996 was 5.54% and 5.26% for the Institutional Class and Administrative Class, respectively. Class A, B and C shares of the PIMCO Money Market Fund have not previously been offered.

     Quotations of yield for the remaining Funds will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

            YIELD = 2[(a-b + 1)/6/-1]
                       ---
                        cd

     where  a = dividends and interest earned during the period,

            b = expenses accrued for the period (net of reimbursements),

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

            d = the maximum offering price per share on the last day of the period.

     For the one month period ended September 30, 1996, the yield of the Funds was as follows (all numbers are annualized):


                                                    Yield for Period
                                                Ended September 30, 1996
                                                ------------------------
     Fund                         Institutional Class       Administrative Class
     ----                         -------------------       --------------------
     Money Market Fund                 5.15%                     4.91%
     Short-Term Fund                   6.09%                     5.82%
     Low Duration Fund                 6.20%                     5.95%
     Low Duration Fund II              6.16%                       N/A
     High Yield Fund                   8.54%                     8.23%
     Total Return Fund                 6.57%                     6.32%
     Total Return Fund II              6.19%                     5.93%
     Total Return Fund III             6.12%                       N/A
     Long-Term U.S. Government Fund    6.90%                       N/A
     Foreign Bond Fund                 5.70%                       N/A
     Global Bond Fund                  5.69%                     5.62%
     International Bond Fund           5.80%                       N/A
     StocksPLUS Fund                   5.77%                       N/A
     Strategic Balanced Fund           6.30%                       N/A

Class A, Class B and Class C shares of the Funds have not previously been offered.

     Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula: P(1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Funds also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accomplished by standardized total return information.

     For the period ended September 30, 1996, the total return of the Funds (Institutional Class, unless otherwise noted) was as follows:

                                                              Total Return for Period
                                                              Ended Setepmber 30, 1996
                                                              ------------------------
                                                1 Year     5 Years     Since
                                                Ended      Ended     Inception    Inception
Fund                                            9/30/96    9/30/96  (annualized)    Date
----                                            -------    -------  ------------  ---------
Money Market Fund                                5.76%      4.30%     4.46%       03/01/91
Money Market Fund (Administrative Class)         5.50%        N/A     5.51%       01/25/95
Short-Term Fund                                  7.44%      5.26%     6.54%       10/07/87
Short-Term Fund (Administrative Class)             N/A        N/A     5.97%       02/01/96
Low Duration Fund                                6.76%      7.00%     8.28%       05/11/87
Low Duration Fund (Administrative Class)         6.50%        N/A     8.51%       01/03/95
Low Duration Fund II                             5.88%        N/A     6.19%       11/01/91
High Yield Fund                                 11.91%        N/A    12.74%       12/15/92
High Yield Fund (Administrative Class)          11.63%        N/A    15.68%       01/16/95
Total Return Fund                                6.48%      8.69%     9.72%       05/11/87
Total Return Fund (Administrative Class)         6.32%        N/A     8.77%       09/08/94
Total Return Fund II                             5.40%        N/A     7.62%       12/30/91
Total Return Fund II (Administrative Class)      5.03%        N/A    10.28%       11/30/94
Total Return Fund III                            6.17%      8.69%     9.39%       05/01/91
Long-Term U.S. Government Fund                   2.61%     10.83%    12.08%       07/01/91
Foreign Bond Fund                               20.84%        N/A    11.10%       12/02/92
Global Bond Fund                                12.76%        N/A    10.30%       11/23/93
International Bond Fund                         17.94%      8.78%     8.95%       12/13/89
StocksPLUS Fund                                 21.00%        N/A    18.68%       05/13/93
Strategic Balanced Fund                            N/A        N/A    14.62%       06/28/96

Class A, Class B and Class C shares of the Funds have not previously been offered.

     Current distribution information for a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by Fund net asset value per share on the last day of the period and annualized according to the following formula:

           DIVIDEND YIELD = (((a/b) x 365)/c)

     where a =  actual dividends distributed for the calendar month in question,

           b = number of days of dividend declaration in the month in question, and

           c = net asset value (NAV) calculated on the last business day of the month in question.

     The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that same period. Distribution rates will exclude net realized short-term capital gains. The rate of current distributions for a Fund should be evaluated in light of these differences and in light of the Fund's total return figures, which will always accompany any calculation of the rate of current distributions.

     For the month ended September 30, 1996, the current distribution rates (annualized) for the Funds were as follows:

                                                    Distribution Rate
                                                    -----------------
     Fund                              Institutional Class     Administrative Class
     ----                              -------------------     --------------------
     Money Market Fund                       5.17%                    4.93%
     Short-Term Fund                         6.27%                    6.01%
     Low Duration Fund                       6.51%                    6.26%
     Low Duration Fund II                    6.65%                      N/A
     High Yield Fund                         8.71%                    8.42%
     Total Return Fund                       6.60%                    6.35%
     Total Return Fund II                    6.45%                    6.20%
     Total Return Fund III                   6.15%                      N/A
     Long-Term U.S. Government Fund          7.43%                      N/A
     Foreign Bond Fund                       3.60%                      N/A
     Global Bond Fund                        4.76%                    4.75%
     International Bond Fund                   N/A                      N/A
     StocksPLUS Fund                           N/A                      N/A

Class A, B and C shares of the Funds have not previously been offered.

     Performance information for a Fund may also be compared to various unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Intermediate and 20+ Year Treasury Blend Index, the Lehman BB Intermediate Corporate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the Salomon Brothers World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Morgan Government Bond Index Non U.S.-Dollar Hedged. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. PIMCO may report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, or on the comparative performance or standing of PIMCO in relation to other money managers. PIMCO also may provide current or prospective private account clients, in connection with standardized performance information for the Funds, performance information for the Funds gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds or to the Adviser, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

     Advertisements and information relating to the PIMCO Global Bond Fund II may use data comparing the total returns of the top foreign bond market as compared to the total return of the U.S. bond market for a particular year. For instance, the following table sets forth the total return of the top foreign bond market compared to the total return for the U.S. bond market for the years 1986 through 1995. Performance is shown in U.S. dollar terms, hedged for currency rate changes and is no way indicative of the performance of the PIMCO Global Bond Fund II.

                  Top Foreign
     Year          Performer                   U.S.
     ----         -----------                  ----
     1986         +13.1%   Japan             +15.7%
     1987         +12.8    UK                 +1.9
     1988         +15.0    France             +7.0
     1989         +10.0    Canada            +14.4
     1990         +11.0    Australia          +8.6
     1991         +20.0    Australia         +15.3
     1992         +10.5    UK                 +7.2
     1993         +20.0    Italy             +11.0
     1994          -0.9    Japan              -3.4
     1995         +21.0    Netherlands       +18.3

    Source: Salomon Brothers World Government Bond Index 1985-1995 [to be updated].

     The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on 1993/1994 costs of college and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 7% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 7% per year and may vary significantly from year to year. The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education. (Information based on 1994/1995 costs was not available on the date of this Statement of Additional Information) [to be updated].

Potential College Cost Table

Start         Public     Private       Start        Public      Private
Year          College    College       Year         College     College
-----         -------    -------       ----         -------     -------
1996          $33,761    $ 86,035      2004         $58,007     $147,817
1997          $36,124    $ 92,057      2005         $62,067     $158,165
1998          $38,653    $ 98,501      2006         $66,412     $169,237
1999          $41,358    $105,396      2007         $71,061     $181,084
2000          $44,253    $112,774      2008         $76,035     $193,761
2001          $47,351    $120,668      2009         $81,357     $207,325
2002          $50,665    $129,115      2010         $87,051     $221,838
2003          $54,212    $138,146      2011         $93,143     $237,367

Costs assume a steady increase in the annual cost of college of 7% per year from a 1993-94 base year amount. Actual rates of increase may be more or less than 7% and may vary.

     In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each during the 25 years from 1971 to 1995 was:

           *Stocks:                   12.2%
            Bonds:                     9.6%
            T-Bills:                   7.2%
            Inflation:                 5.6%

     *Returns of unmanaged indices do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks are represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. T-bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago. All rights reserved [to be updated].

     The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 25 years from 1971-1995, the average annual return of stocks comprising the Ibbotson's Common Stock Total Return Index ranged from -26.5% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbottson's Treasury Bill Index (a "mixed portfolio") would have ranged from -10.2% to 28.2% over the same period. The average annual returns of each investment for each of the years from 1971 through 1995 is set forth in the following table.

                                                    MIXED
YEAR    STOCKS     BONDS    T-BILLS   INFLATION   PORTFOLIO
----    ------     -----    -------   ---------   ---------
1971    14.31%    11.01%      4.39%      3.36%       11.01%
1972    18.98%     7.26%      3.84%      3.41%       11.26%
1973   -14.66%     1.14%      6.93%      8.80%       -4.02%
1974   -26.47%    -3.06%      8.00%     12.26%      -10.21%
1975    37.20%    14.64%      5.80%      7.01%       21.90%
1976    23.84%    18.65%      5.08%      4.81%       18.01%
1977    -7.18%     1.71%      5.12%      6.77%       -1.17%
1978     6.56%    -0.07%      7.18%      9.03%        4.03%
1979    18.44%    -4.18%     10.38%     13.31%        7.78%
1980    32.42%     2.61%     11.24%     12.40%       14.17%
1981    -4.91%    -0.96%     14.71%      8.94%        0.59%
1982    21.41%    43.79%     10.54%      .387%       28.19%
1983    22.51%     4.70%      8.80%      3.80%       12.64%
1984     6.27%    16.39%      9.85%      3.95%       11.03%
1985    32.16%    30.90%      7.72%      3.77%       26.77%
1986    18.47%    19.85%      6.16%      1.13%       16.56%
1987     5.23%    -0.27%      5.46%      4.41%        3.08%
1988    16.81%    10.70%      6.35%      4.42%       12.28%
1989    31.49%    16.23%      8.37%      4.65%       20.76%
1990    -3.17%     6.87%      7.52%      6.11%        2.98%
1991    30.55%    19.79%      5.88%      3.06%       21.31%
1992     7.67%     9.39%      3.51%      2.90%        7.53%
1993    10.06%    13.17%      2.89%      2.75%        9.84%
1994     1.31%    -5.76%      3.90%      2.67%       -1.00%
1995    37.40%    27.20%      5.60%      2.70%       26.90%

     *Returns of unmanaged indices do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Managaement Series. Stocks are represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. T'bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago. All rights reserved [to be updated] .

     The Trust may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:


      Investment     Annual          Total            Total
      Period         Contribution    Contribution     Saved
      ------         ------------    ------------     -----
      30 Years       $1,979          $59,370          $200,000
      25 Years       $2,955          $73,875          $200,000
      20 Years       $4,559          $91,180          $200,000
      15 Years       $7,438          $111,570         $200,000
      10 Years       $13,529         $135,290         $200,000

     This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a PIMCO Fund. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the PIMCO Funds should be aware that certain of the PIMCO Funds have experienced periods of negative growth in the past and may again in the future.

     The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1990:

                        % of Income for Individuals
                        Aged 65 Years and Older in 1990*
                        --------------------------------

                        Social Security
 Year                   and Pension Plans            Other
 ----                   -----------------            -----
 1990                        38%                     62%

     *For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income. Source:
     Social Security Administration [to be updated].

     Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to the Adviser, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of the Adviser who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

     From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

Voting Rights

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

     The Trust's shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

Certain Owneship of Trust Shares

     As of December __, 1996, the following persons owned of record or beneficially 5% or more of the shares of the following Funds [to be updated]:

                                               Shares             Percentage of
                                            Beneficially           Outstanding
                                               Owned               Shares Owned
                                               -----               ------------
Money Market Fund

  St. Johns Hospital                        14,421,447.92              53.71*
  1328 22nd Street
  Santa Monica, CA  90404

  California Community Foundation            4,501,565.71              16.76
  606 South Olive Street, Suite 2400
  Los Angeles, CA  90014

  PIMCO Advisors L.P.                        4,338,133.45              16.16
  800 Newport Center Drive
  Newport Beach, CA  92660


Short-Term Fund

  TelePad Corporation                        1,131,139.30              10.58
  380 Herndon Parkway, Suite 1900
  Herndon, VA  22070

  Charles Schwab & Co., Inc.**               1,093,944.79              10.23
  101 Montgomery Street
  San Francisco, CA  94104

  NBD, FBO                                     712,411.73               6.66
  Indianapolis Symphony Orchestra
  Post Office Box 771072
  Detroit, MI  48277-1072

  Denison University                           668,161.37               6.25
  P.O. Box F
  Granville, OH  43023

  Hawaii Carpenters Health & Welfare           650,684.10               6.09
  615 Pilkoi Street
  Honolulu, HI  96814

  Sandra Smith Dompier                         596,160.01               5.58
  1900 West Loop South, Suite 1050
  Houston, TX  77027

                                               Shares             Percentage of
                                            Beneficially           Outstanding
                                               Owned               Shares Owned
                                               -----               ------------
Low Duration Fund

  Charles Schwab & Co., Inc.**              25,505,146.44               9.65
  101 Montgomery Street
  San Francisco, CA  94104

Low Duration Fund II

  Sprint                                     4,934,855.39              18.63
  c/o FMTC
  82 Devonshire Street
  Boston, MA  02109

  Health Cleveland                           2,389,316.63               9.02
  18101 Lorain Avenue
  Cleveland, OH  44111

  Salt River Project                         2,024,149.13               7.64
  P.O. Box 52025
  Phoenix, AZ  85072

  A.M. Castle                                2,022,597.54               7.64
  3400 North Wolf Road
  Franklin Park, IL  60131

  Moses H. Cone Memorial Hospital            1,774,659.92               6.70
  1200 North Elm Street
  Greensboro, NC  27401

  University of Illinois                     1,737,147.85               6.56
  1305 West Green Street
  Urbana, IL  61801

  Houston Carpenters                         1,546,492.76               5.84
  4600 Gulf Freeway
  Houston, TX  77023


High Yield Fund

  Charles Schwab & Co., Inc. **              7,430,287.58              13.45
  101 Montgomery Street
  San Francisco, CA  94104

  Hewlett Packard Company                    2,952,853.63               5.34
  3000 Hanover Street
  Palo Alto, CA  94304

                                               Shares             Percentage of
                                            Beneficially           Outstanding
                                               Owned               Shares Owned
                                               -----               ------------

  Northern California Retail Clerks          2,940,017.13               5.32
  190 North Wiget Lane
  Post Office Box 9000
  Walnut Creek, CA  94598-0990

  3M Company                                 2,885,074.82               5.22
  3M Center, Building 224-5S-21
  St. Paul,  MN  55144

Total Return Fund

  Charles Schwab & Co., Inc.**              61,917,877.38               5.98
  101 Montgomery Street
  San Francisco, CA  94104

Total Return Fund II

  Pacific Mutual Life Insurance Company     29,975,186.94              61.41*
  700 Newport Center Drive
  Newport Beach, CA  92660

  Arco                                       2,713,524.78               5.56
  c/o State Street Bank
  One Enterprise Drive
  North Quincy, MA  02171

Total Return Fund III

  Archdiocese of Los Angeles                 7,133,189.50              44.40*
  1531 West 9th Street
  Los Angeles, CA  90015

  Holy Cross                                 2,640,045.86              16.43
  St. Mary's Lourdes Hall
  Notre Dame, IN  46556

                                               Shares             Percentage of
                                            Beneficially           Outstanding
                                               Owned               Shares Owned
                                               -----               ------------

  Catholic Diocese of Wilmington             1,512,365.42               9.41
  P.O. Box 2030
  Wilmington, DE  19899

  Society of Mount Carmel                    1,289,591.40               8.03
  1317 Frontage Road
  Darien, IL  60561


Long-Term U.S. Government Fund

  Firemans Fund Insurance                      905,544.87              27.34*
  One Wall Street, 8th Floor
  New York, NY  10286

  Orchestral Association                       728,189.18              21.99
  220 South Michigan Avenue
  Chicago, IL  60604

  Charles Schwab & Co. Inc. **                 445,236.65              13.44
  101 Montgomery Street
  San Francisco, CA  94104

  The J. Paul Getty Trust                      219,672.76               6.63
  401 Wilshire Blvd., Suite 900
  Santa Monica, CA  90401

                                               Shares             Percentage of
                                            Beneficially           Outstanding
                                               Owned               Shares Owned
                                               -----               ------------
Foreign Bond Fund

  Southern California Edison                 6,393,620.66              32.56*
  2244 Walnut Grove Avenue
  Rosemead, CA  91770

  Charles Schwab & Co., Inc.**               6,320,284.07              32.19*
  101 Montgomery Street
  San Francisco, CA  94104

  Donaldson, Lufkin & Jennrette**            3,196,793.85              16.28
  1 Pershing Plaza
  Post Office Box 2052
  Jersey City, NJ  07399

  Wachovia Bank & Trust Co., FBO             1,038,715.77               5.29
  Mead Corporation
  Post Office Box 3075
  Winston-Salem, NC  27150

Global Bond Fund

  Walker Art Center                          2,689,368.69              18.91
  Vineland Place
  Minneapolis, MN  55403

  Georgetown University                      2,462,329.26              17.31
  3600 M Street, N.W.
  Washington, DC  20007

  Charles Schwab & Co., Inc. **              1,575,406.18              11.08
  101 Montgomery Street
  San Francisco, CA  94104

                                               Shares             Percentage of
                                            Beneficially           Outstanding
                                               Owned               Shares Owned
                                               -----               ------------

  Pittsburgh Theological Seminary              943,379.69               6.63
  616 North Highland Avenue
  Pittsburgh, PA  15206-2596

  Sisters of Mercy                             810,424.95               5.70
  2039 North Greyer Road
  St. Louis, MO  63131

  Worchester Polytechnic                       803,665.66               5.65
  100 Institute Road
  Worchester, MA  01609


StocksPLUS Fund

  Sisters of St. Benedict                    1,881,022.46              13.21
  c/o Norwest Bank
  Sixth & Marquette Avenue
  Minneapolis, MN  55479

  Iowa Methodist                             1,645,209.73              11.56
  1200 Pleasant Street
  Des Moines, IA  50309

  Ziff Communications                        1,008,472.34               7.08
  c/o Bank of New York
  One Wall Street, 7th Floor
  New York, NY  10286

  Northern Trust Company, FBO                  829,813.76               5.83
  Sprint Foundation
  Post Office Box 92956
  Chicago, IL  60675-2956

  Boatmens Trust Company, FBO                  791,914.72               5.56
  Lutheran Charitable Foundation
  Post Office Box 14737
  St. Louis, MO  63178

  First Trust N.A., FBO                        743,392.45               5.22
  Robinson Companies
  Post Office Box 64010
  St. Paul, MN  55164-0100

                                               Shares             Percentage of
                                            Beneficially           Outstanding
                                               Owned               Shares Owned
                                               -----               ------------

  Northern Trust Company, FBO                  739,092.28               5.19
  Sprint-Carolina Telephone &
    Telegraph Company
  Post Office Box 92956
  Chicago, IL  60675

  Ziff Davis Publishing                        733,092.56               5.15
  c/o Bank of New York
  One Wall Street
  New York, NY  10286

--------------------

     *Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

     **Shares are held only as nominee.

     As of December __, 1996, the Trustees and Officers of the Trust, as a group, owned .005%, .017%, .111%, .089%, .071% and 1.298% of the outstanding shares of the PIMCO Low Duration, High Yield, StocksPLUS, Total Return, Foreign Bond, and Global Bond Funds, respectively. [to be updated]

The Reorganization of the PIMCO Money Market and Total Return II Funds

     On November 1, 1995, the Money Market Fund and the PIMCO Managed Bond and Income Fund, two former series of PIMCO Funds: Equity Advisors Series, were reorganized as series of the Trust, and were renamed PIMCO Money Market Fund and PIMCO Total Return Fund II, respectively. All information presented for these Funds prior to this date represents their operational history as series of PIMCO
Funds: Equity Advisors Series. In connection with the Reorganization, the Funds changed their fiscal year end from October 31 to March 31.

The Reorganization of the PIMCO Global Bond Fund II

     On January __, 1997, the Global Income Fund, a former series of PIMCO Advisors Funds, was reorganized as a series of the Trust, and was renamed the PIMCO Global Bond Fund II. All information presented for this Fund prior to this date represents its operational history as a series of PIMCO Advisors Funds. In connection with the Reorganization, the Fund charged its fiscal year end from September 30 to March 31.

Code of Ethics

     The Trust and PIMCO have each adopted a Code of Ethics governing personal trading activities of all Trustees and officers of the Trust, and Directors, officers and employees of PIMCO who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Trust or PIMCO. Such persons are required to preclear certain security transactions with PIMCO's Compliance Officer or his designee and to report certain transactions on a regular basis. PIMCO has developed procedures for administration of the Codes.

Custodian, Transfer Agent and Dividend Disbursing Agent

     Investors Fiduciary Trust Company ("IFTC") serves as custodian, transfer agent and dividend disbursing agent for assets of all Funds.

     Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Accountants

     Price Waterhouse LLP, 1055 Broadway, Kansas City, MO 64105, serves as independent public accountants for all Funds. Price Waterhouse LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Prior to November 1, 1995, Deloitte & Touche LLP served as independent accountants for the PIMCO Money Market and Total Return II Funds. See "The Reorganization of the PIMCO Money Market and Total Return II Funds" for additional information. Prior to January __, 1997 Coopers & Lybrand LLP served as independent accountants for the PIMCO Global Bond Fund II. See "The Reorganization of the PIMCO Global Bond Fund II" for additional information.

Counsel

     Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares offered by the Trust, and also act as counsel to the Trust.

Registration Statement

     This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

     Financial statements for the Trust, for all series except the PIMCO Global Bond Fund II, as of March 31, 1996 for its fiscal year then ended, including notes thereto, and the reports of Price Waterhouse LLP thereon dated May 10, 1996, are incorporated by reference from the Trust's 1996 Annual Report. Financial statements for the Trust as of September 30, 1996, including notes thereto, are incorporated by reference from the Trust's 1996 Semi-Annual Report, which is unaudited. Financial Statements for the PIMCO Global Bond Fund II (prior to January __, 1997, the Global Income Fund) as of September 30, 1996, for its fiscal year then ended, including the related notes thereto, and the report of Coopers & Lybrand LLP on the financial statements of PIMCO Advisors Funds, as of and for its fiscal year then ended, dated December __, 1996, is incorporated by reference from the 1996 Annual Report of PIMCO Advisors Funds. A copy of the Annual Reports and Semi-Annual Report delivered with this Statement of Additional Information should be retained for future reference.

                              .  TOTAL RETURN  .

                  STRATEGIC BALANCED .  FOREIGN . SHORT-TERM

                               .  LOW DURATION .

                     GLOBAL . LONG-TERM U.S. GOVERNMENT .

                           HIGH YIELD . StocksPLUS .



P I M C O



                                  PIMCO FUNDS

                                  SEMI-ANNUAL REPORT . SEPTEMBER 30, 1996

CONTENTS

Chairman's Message                                              1
Management Discussion and Analysis                              2
Investment Performance                                          5
Statement of Assets and Liabilities                            18
Statement of Operations                                        20
Statement of Changes in Net Assets                             22
Financial Highlights                                           26
Schedules of Investments
     Total Return Fund                                         32
     Total Return Fund II                                      44
     Total Return Fund III                                     47
     Low Duration Fund                                         49
     Low Duration Fund II                                      56
     Short-Term Fund                                           58
     Long-Term U.S. Government Fund                            61
     Foreign Fund                                              63
     Global Fund                                               66
     High Yield Fund                                           69
     Money Market Fund                                         72
     StocksPLUS Fund                                           73
     Strategic Balanced Fund                                   76
Notes to Financial Statements                                  78

CHAIRMAN'S MESSAGE


Dear PIMCO Funds Shareholder:

We are pleased to present this Semi-Annual Report for the PIMCO Funds: Pacific Investment Management Series for the six months ended September 30, 1996. The past two quarters have been an exciting time for the PIMCO Funds, and ultimately rewarding for shareholders.

The period commenced on a down note for U.S. fixed income markets, as signs of robust economic growth fueled bond investors' fears of monetary tightening by the Federal Reserve Bank. Employment registered solid gains, consumer spending continued despite high debt levels, and key commodity prices rose, igniting concerns that inflation would accelerate. By the end of April, bond yields on all maturities greater than one year had spiked upward between 23 and 35 basis points. Then in May, an uneven pattern of rising and falling interest rates commenced in response to mixed economic signals from closely watched data releases. After the dust had settled, September 30th found Treasury yields of all maturities within just eight basis points of their April levels.

This hectic economic market environment seemed custom-designed to test the mettle of both fixed income investors and portfolio managers. Those who took the year's early setbacks in stride and stayed the course are now being rewarded with positive returns, as investment strategies undertaken in the Spring have begun to pay dividends this Fall. On an absolute basis, equity, high yield and foreign bond investors have enjoyed the strongest returns. As noted on the following pages, the PIMCO Foreign Fund posted the highest return of any portfolio in the Trust during the six-month period, rising 10.59%, and all of the Funds managed to beat their comparative market indices.

We are pleased to report that shareholders have continued to express confidence in the PIMCO Funds by investing more than $461 million during the reporting period, which has helped to push total assets to exceed $16.5 billion. Moreover, we look forward to the planned consolidation in mid-January of our affiliated fund family, the PIMCO Advisors Funds, with the PIMCO Funds. The combined funds, at $25 billion strong, will offer shareholders a wider range of investment opportunities under the PIMCO Funds banner.

As always, we thank you for your continued investment in the PIMCO Funds. Please call us at (800) 927-4648 should you have any questions or if we can be of any assistance.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman of the Board
November 5, 1996

MANAGEMENT DISCUSSION AND ANALYSIS

Despite an economic climate where many fixed income investments have been battered by rising interest rates, we are pleased to report positive performance for each of the PIMCO Funds. Each Fund's performance compares favorably to its respective benchmark. Not only for the recently completed six-month period, but also over the trailing one, three and five years. And, as the following table illustrates, most of the PIMCO Funds have also outperformed their respective Lipper mutual fund peer averages for the twelve-month period ended September 30, 1996, and are highly rated by Morningstar.



                                                                 Total Return Investment Performance
                                                                      (periods ended 09/30/96)
                                                             -------------------------------------------
                                                             Six Months                 Twelve Months
                                                                  PIMCO          PIMCO    Competitive                 Morningstar
Category & Fund*                                                  Funds          Funds   Fund Average      Difference    Rating**
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate Investment Grade Debt Funds (175 Funds)
  Total Return Fund                                              3.41%           6.48%          4.30%          2.18%       *****
  ---------------------------------------------------------------------------------------------------------------------------------
  Total Return Fund II                                           2.86            5.40           4.30           1.10          ***
  ---------------------------------------------------------------------------------------------------------------------------------
  Total Return Fund III                                          3.63            6.17           4.30           1.87        *****
  ---------------------------------------------------------------------------------------------------------------------------------
Short Investment Grade Debt Funds (100 Funds)
  Low Duration Fund                                              3.46            6.76           5.16           1.60        *****
  ---------------------------------------------------------------------------------------------------------------------------------
  Low Duration Fund II                                           3.09            5.88           5.16           0.72         ****
  ---------------------------------------------------------------------------------------------------------------------------------
Ultra Short Obligations Funds (28 Funds)
  Short-Term Fund                                                3.63            7.44           5.41           2.03        *****
  ---------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Funds (155 Funds)
   Money Market Fund                                             2.61            5.76           5.27           0.49         n.a.
  ---------------------------------------------------------------------------------------------------------------------------------
General U.S. Government Funds (173 Funds)
   Long-Term U.S. Government Fund                                1.61            2.61           3.24          -0.63          ***
  ---------------------------------------------------------------------------------------------------------------------------------
International Income Funds (42 Funds)
   Foreign Fund                                                 10.59           20.84           9.27          11.57        *****
  ---------------------------------------------------------------------------------------------------------------------------------
Global Income Funds (124 Funds)
   Global Fund                                                   6.91           12.76          11.12           1.64         n.a.
  ---------------------------------------------------------------------------------------------------------------------------------
High Current Yield Funds (143 Funds)
   High Yield Fund                                               6.17           11.91          12.92          -1.01         ****
  ---------------------------------------------------------------------------------------------------------------------------------
Growth and Income Funds (503 Funds)
   StocksPLUS Fund                                               7.78           21.00          17.24           3.76        *****
  ---------------------------------------------------------------------------------------------------------------------------------

*  as categorized by Lipper Analytical Services, Inc.

** Performance and rankings are historical and do not represent future results.
   Morningstar proprietary ratings reflect risk-adjusted performance and are subject to change every month. Overall ratings are calculated from a fund's 3-, 5- and 10-year (not 1-year) average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. Funds with fewer than 3 years of performance history are not rated.

Market Recap and Strategy

Yields on U.S. Treasury bonds followed a rambling path during the six-months ended September 30, 1996, as market fears of tightening by the Federal Reserve waxed and waned. Economic data initially indicated strong economic growth and potentially higher inflation, and domestic interest rates surged. But, as the period progressed, key indices offered mixed indications of growth, while signals from the Fed via public testimony, Federal Open Market Committee (FOMC) meeting debriefings, and, not least, leaks to the media, alternately depressed and boosted bond market sentiment. At the end of the period, Treasury yields from one to thirty years moved from 25 to 38 basis points higher. And since 3-month rates were nearly unchanged, the front portion of the yield curve steepened significantly. Since the end of September, the economy has continued to exhibit signs of slowing. With another month under its belt, the bond market has (as depicted below) seen Treasury yields move very close to where they started seven months ago, marking the end of a hectic but circular journey.

        Movements of U.S. Treasury Yields from 3/31/96 through 10/31/96

                           1-Year   5-Year   30-Year
                   3/29/96      5.38     6.09     6.67
                   4/26/96      5.54     6.28     6.79
                   5/31/96      5.75     6.63     6.99
                   6/28/96      5.68     6.46     6.87
                   7/26/96      5.86     6.62     7.01
                   8/30/96      5.90     6.72     7.12
                   9/27/96      5.65     6.43     6.91
                  10/31/96      5.41     6.07     6.64

If there was any consistent theme behind the Funds' investment success during this past six-month period, it was the value of sector strategies and investment discretion. PIMCO's total return investment process seeks to add incremental returns through a multi-faceted, active management process which includes duration, yield curve positioning, sector rotation, issue selection, credit quality selection and, for certain Funds, country and currency allocations. For all of 1996, our outlook has called for a bond market-friendly combination of moderate economic growth and low inflation. Consistent with this forecast, the Funds have been managed with durations higher than their respective benchmark indices and in many cases at the upper end of their allowable ranges.
     As interest rates moved higher in the U.S., the Funds' above-index durations were a drag on investment performance. The fact that favorable returns were achieved during the reporting period, despite the negative impact of duration, illustrates the importance of other stategies besides interest rate risk management. Strategies that yielded positive results included overweighting both fixed and adjustable rate mortgage-backed securities, underweighting long-term, high quality corporates, the selective use of lower-quality issues, and writing options on short-term interest rates. The employment of currency-hedged, European and dollar bloc bonds, and the continued investment in dollar-denominated Argentine and Mexican debt securities, also added value to those PIMCO Funds which permit foreign investments.

Investment Process and Outlook

Each spring, PIMCO's entire group of investment professionals meets for several days to discuss and review the firm's long-term outlook for the economy and inflation. This past May, the consensus view of this group was bullish on interest rates. This long-term outlook, which lies at the heart of PIMCO's investment process, remains bullish for bonds. Some prominent themes which drive our outlook include:

 . Competitive forces unleashed by the globalization of trade and production, generate low-cost goods and limit firms' pricing power;

 . Integration of world capital markets and the growing power of investors to demand sound, market-friendly fiscal and monetary policies; and

 . Aging populations across the developed world, shifting the age mix from the high consumption years toward the savings-oriented phase of the life cycle.

Interest Rate Forecast

Our forecast is for a 5-7% range for the yield of the 30-year Treasury bond over the next three to five years. More important than the numbers themselves, however, is the direction of rates implied by our Secular Outlook: with the Long Bond's yield currently near the top of the 5-7% range, we expect the disinflationary forces cited above to broadly pull interest rates lower over the course of the next several years.

                            30 YEAR TREASURY YIELDS

                            1/1/78             8.18
                            1/1/79             8.94
                            1/1/80            10.60
                            1/1/81            12.28
                            1/1/82            13.91
                            1/1/83            10.99
                            1/1/84            11.75
                            1/1/85            11.21
                            1/1/86             9.32
                            1/1/87             7.47
                            1/1/88             8.42
                            1/1/89             8.82
                            1/1/90             8.45
                            1/1/91             8.20
                            1/1/92             7.76
                            1/1/93             7.20
                            1/1/94             6.24
                            1/1/95             7.70
                            1/1/96             6.03
                           10/1/96             6.64

     Favorable business cycle conditions are likely to prevail into next year as well, setting the stage for a bond market rally. We expect steady, non-inflationary growth over the next several quarters, with both economic growth and consumer inflation running comfortably around the mid-2% level. We believe that fears held by a sizable contingent of bond investors, that the economy will overheat, are unfounded. Our view on growth over the next several quarters follows:

 . Consumption will moderate (and in fact already has) after the spending binge earlier this year. The consumer will return to a more sustainable rate of expenditure, in line with the moderate pace of increase in personal income;

 . Business investment will slow as rapidly-expanding manufacturing capacity outstrips final demand;

 . Housing demand will begin to slow by early 1997 as the delayed effects of this year's jump in mortgage rates take hold;

 .  Fiscal policy will remain restrictive near-term;

 . Exports will not drive growth in this country, as it is the U.S. which serves as the economic locomotive in the current global growth cycle.

Perhaps most notable at present is a lack of structural imbalances, and the evenly distributed growth profile across the U.S., all of which supports our outlook for a continued, smooth expansion. The one potential area of excess which bears watching is the stock market, as a sharp correction could hurt confidence and, ultimately, economic growth.

Investment Strategy Going Forward

Against this backdrop we will continue to emphasize many of the themes that were featured over the past six months. Fund durations will be targeted above their respective benchmarks to position for anticipated price gains in a declining interest rate environment. Another benefit of our above-index duration strategy is the yield benefit it provides a portfolio given the current positive slope of the U.S. and most foreign yield curves. Indeed, looking farther into the future, if the long-run evolution of the bond market toward a more stable-rate environment that we foresee comes to pass, yield enhancement strategies will take center stage in place of the price-change-oriented interest rate strategies which dominated during the bull bond market of the 1980s and early 1990s.
     Our domestic sector strategies will emphasize market segments that offer a yield premium over Treasuries. While we feel that the mortgage-backed sector as a whole is fairly valued relative to market expectations, our bullish view on rates suggests value in discount (low coupon) fixed rate issues due to their call-protected characteristics. In addition, adjustable rate mortgages remain attractive as higher-yielding, relatively low risk, short-maturity holdings. On the corporate front, we will continue to favor lower quality, non-cyclical, short-term issues that offer a substantial yield cushion over Treasuries. These larger yield premiums offer a buffer against the effects of spread widening as the economy slows.
     Looking beyond the borders of the U.S., while most foreign markets have experienced interest rate declines in recent months, several opportunities remain in dollar bloc countries (Canada, Australia, New Zealand) and the higher yielding nations of Europe. The same holds even truer for selected dollar-denominated Latin American bonds, where wide spreads over U.S. Treasuries and improving economic fundamentals offer excellent value.
     If the world's bond markets unfold as we expect over the next six months, multiple sector strategies will once again form the genesis of favorable investment results.

TOTAL RETURN FUND

                           [LINE GRAPH APPEARS HERE]

                                                                                   -----------------------------------------------
                                                                                   TOTAL RETURN FUND    Through September 30, 1996
                                                                                   -----------------------------------------------
                                                                                      MONTH         TOTAL RETURN         LBAG
                                                                                   ==========      ==============   ==============
                                                                                     05/31/87        1,000,000.00     1,000,000.00
                                                                                     12/31/87        1,030,745.18     1,043,430.28
                                                                                     12/31/88        1,127,426.29     1,125,714.10
                                                                                     12/31/89        1,288,016.57     1,289,275.51
                                                                                     12/31/90        1,391,670.78     1,404,797.46
                                                                                     12/31/91        1,663,829.39     1,629,609.19
                                                                                     12/31/92        1,825,855.68     1,750,227.21
                                                                                     12/31/93        2,054,300.21     1,920,864.71
                                                                                     12/31/94        1,980,883.43     1,864,840.30
                                                                                     12/31/95        2,372,627.60     2,209,361.20
                                                                                     09/30/96        2,394,638.59     2,222,896.65

Returns Ended 9/30/96
-------------------------------------------------------------------------
                                                                 Since
                        6 Mos  1 Yr./*/  3 Yr./*/  5 Yr./*/  Inception/*/
                        -----  --------  --------  --------  ------------
Total Return Fund
Inst'l Class (%)         3.41    6.48      5.47      8.69        9.80
Lehman
Aggregate
Bond Index (%)           2.43    4.90      5.01      7.46        8.93
-------------------------------------------------------------------------

                                                                 Since
                        6 Mos  1 Yr./*/  2 Yr./*/            Inception/*/
                        -----  --------  --------            ------------
Admin. Class (%)         3.28    6.32      9.67                  9.65
Lehman
Aggregate
Bond Index (%)           2.43    4.90      9.38                  9.37
-------------------------------------------------------------------------

/*/Annualized

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in May 1987 and held through September 1996, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The performance of the Administrative Class from inception in September 1994 (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. Past performance is not an indication of future results.

 . Successful sector strategies were the leading determinant of favorable performance of 0.98% relative to the Lehman Aggregate Bond Index during the six-month reporting period, as non-index sectors outperformed.

 . Holdings of below investment-grade bonds (mostly BB-rated issues), which averaged about 7% of the Fund's assets, boosted returns via their higher yields and spread tightening in response to strong corporate earnings and a favorable outlook for continued growth.

 . Mortgage-backed holdings were overweighted relative to the Index, and both fixed and adjustable rate issues benefited from a combination of higher yields and spread tightening early in the period when rising rates reduced the probability of prepayment.

 . The opportunistic use of core European and dollar-bloc bonds, and small holdings of dollar-denominated debt from Argentina and Mexico, both contributed to performance as interest rates fell abroad in contrast to rising domestic rates.

 . The Fund's above-index duration limited returns in the second quarter when yields on all but the shortest Treasury issues surged 20-40 basis points higher. Duration was neutral for returns in the third quarter, however, when Treasury yields were nearly unchanged.

 . A yield curve strategy that favored intermediate-maturity issues was also negative for returns early in the period and was only partially offset later by the higher portfolio yield generated by intermediate-maturity bonds relative to a blend of shorter- and longer-term issues.

                           [PIE CHARTS APPEAR HERE]

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        Mortgage-Backed Securities              54.1%
        Short-Term Instruments                   5.6%
        Other                                    6.7%
        Corporate Bonds and Notes               16.0%
        U.S. Treasury Obligations               17.6%
            AAA                             75%
            A1                               4%
            BB                               6%
            BBB                              7%
            A                                6%
            AA                               2%

TOTAL RETURN FUND II

                               [LINE CHART APPEARS HERE]

                                                                                  -------------------------------------------------
                                                                                  TOTAL RETURN FUND II    Through September 30,1996
                                                                                  -------------------------------------------------
                                                                                        MONTH       TOTAL RETURN II        LBAG
                                                                                  ==============  ================  ================
                                                                                        12/31/91      1,000,000.00      1,000,000.00
                                                                                        12/31/92      1,094,320.03      1,074,016.53
                                                                                        12/31/93      1,213,560.32      1,178,727.22
                                                                                        12/31/94      1,186,684.24      1,144,348.17
                                                                                        12/31/95      1,411,856.80      1,355,761.38
                                                                                        09/30/96      1,415,967.33      1,364,067.32

Returns Ended 9/30/96
------------------------------------------------------------------------------
                                                                      Since
                                          6 Mos   1 Yr/*/ 3Yr/*/  Inception/*/
                                         -------  ------- ------  ------------
  Total Return Fund II
  Inst'l Class (%)                        2.86     5.40    5.13        7.59
  Lehman Aggregate
  Bond Index (%)                          2.43     4.90    5.01        6.75
------------------------------------------------------------------------------
  Admin. Class (%)                        2.73     5.03               10.34
  Lehman Aggregate
  Bond Index (%)                          2.43     4.90               10.55
------------------------------------------------------------------------------

/*/Annualized

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in December 1991 and held through September 1996, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The performance of the Administrative Class from inception in November 1994 (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. Past performance is not an indication of future results.

 . A successful blend of sector strategies led to favorable relative performance for the six-month period as the Fund led the Lehman Aggregate Bond Index by 0.43%.

 . Holdings of BBB-rated corporate bonds boosted returns via their higher yields and some spread tightening in response to strong corporate earnings and a favorable outlook for continued growth.

 . Mortgage-backed holdings were significantly overweighted relative to the Index, and both fixed and adjustable rate issues benefited from a combination of higher yields and spread tightening early in the period when rising rates reduced the probability of prepayment.

 . A limited strategy of writing options on short-term interest rates, designed to benefit the Fund if rates did not rise as quickly as the market expected, aided performance as the Federal Reserve stood pat and left the Fed funds rate unchanged.

 . The Fund's above-index duration limited returns in the second quarter when yields on all but the shortest Treasury issues surged 20-40 basis points higher. Duration was neutral for returns in the third quarter, however, when yields were nearly unchanged.

 . A yield curve strategy that favored intermediate-maturity issues was also negative for returns early in the period and was only partially offset later by the higher portfolio yield generated by intermediate-maturity bonds relative to a blend of shorter- and longer-term issues.

                           [PIE CHARTS APPEAR HERE]

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        U.S. Treasury Notes     20.0%
        Corporate Bonds
        and Notes               15.0%
        Short-Term
        Instruments              7.0%
        Other                    2.0%
        Mortgage-Backed
        Securities              56.0%
        AAA                     79%
        A                        2%
        BBB                     11%
        BB                       2%
        A1                       6%

TOTAL RETURN FUND III
                           [LINE GRAPH APPEARS HERE]

                                                                                    ------------------------------------------------
                                                                                    TOTAL RETURN FUND III Through September 30, 1996
                                                                                    ------------------------------------------------
                                                                                          MONTH    TOTAL RETURN III      LBAG
                                                                                       =========== ================ ================
                                                                                          04/30/91     1,000,000.00     1,000,000.00
                                                                                          12/31/91     1,137,502.41     1,116,311.65
                                                                                          12/31/92     1,240,189.38     1,198,937.16
                                                                                          12/31/93     1,396,936.94     1,315,826.92
                                                                                          12/31/94     1,349,037.54     1,277,449.19
                                                                                          12/31/95     1,608,546.95     1,513,452.22
                                                                                          09/30/96     1,626,853.31     1,522,724.24

Returns Ended 9/30/96
-------------------------------------------------------------------------
                                                                 Since
                        6 Mos  1 Yr./*/  3 Yr./*/  5 Yr./*/  Inception/*/
                        -----  --------  --------  --------  ------------
Total Return
Fund III (%)             3.63    6.17      5.67      8.69        9.39
-------------------------------------------------------------------------
Lehman
Aggregate
Bond Index (%)           2.43    4.90      5.01      7.46        7.96
-------------------------------------------------------------------------

/*/Annualized

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in May 1991 and held through September 1996, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Past performance is not an indication of future results.

 . Successful sector strategies were the leading determinant of favorable performance of 1.20% relative to the Lehman Aggregate Bond Index during the six-month reporting period, as non-index sectors outperformed.

 . Holdings of below investment-grade bonds (mostly BB-rated issues), which averaged about 7% of the Fund's assets, boosted returns via their higher yields and spread tightening in response to strong corporate earnings and a favorable outlook for continued growth.

 . Mortgage-backed holdings were overweighted relative to the Index, and both fixed and adjustable rate issues benefited from a combination of higher yields and spread tightening early in the period when rising rates reduced the probability of prepayment.

 . The opportunistic use of core European and dollar-bloc bonds, and small holdings of dollar-denominated debt from Argentina and Mexico, both contributed to performance as interest rates fell abroad in contrast to rising domestic rates.

 . The Fund's above-index duration limited returns in the second quarter when yields on all but the shortest Treasury issues surged 20-40 basis points higher. Duration was neutral for returns in the third quarter, however, when Treasury yields were nearly unchanged.

 . A yield curve strategy that favored intermediate-maturity issues was also negative for returns early in the period and was only partially offset later by the higher portfolio yield generated by intermediate-maturity bonds relative to a blend of shorter- and longer-term issues.

   [PIE CHARTS APPEAR HERE]



--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        Mortgage-Backed Securities              44.1%
        Short-Term Instruments                  13.7%
        Other                                    6.1%
        Corporate Bonds and Notes               10.0%
        U.S. Treasury Notes                     26.1%
                 AAA                    70%
                 B                       1%
                 BB                      7%
                 BBB                     6%
                 A                       1%
                 AA                      4%
                 A1                     11%

LOW DURATION FUND
                           [LINE GRAPH APPEARS HERE]

                                                                        -----------------------------------------------
                                                                        LOW DURATION FUND    Through September 30, 1996
                                                                        -----------------------------------------------
                                                                          MONTH       LOW DURATION     MERRILL 1-3
                                                                        =========== ================ ================
                                                                           05/31/87     1,000,000.00     1,000,000.00
                                                                           12/31/87     1,044,478.09     1,047,984.76
                                                                           12/31/88     1,130,408.56     1,113,174.49
                                                                           12/31/89     1,261,510.71     1,234,771.63
                                                                           12/31/90     1,375,736.40     1,354,820.12
                                                                           12/31/91     1,560,925.88     1,513,055.27
                                                                           12/31/92     1,680,926.86     1,608,398.67
                                                                           12/31/93     1,811,369.22     1,695,419.33
                                                                           12/31/94     1,822,760.28     1,705,049.92
                                                                           12/31/95     2,040,217.87     1,892,602.79
                                                                           09/30/96     2,111,800.64     1,949,777.53

Returns Ended 9/30/96
-------------------------------------------------------------------------
                                                                 Since
                        6 Mos  1 Yr./*/  3 Yr./*/  5 Yr./*/  Inception/*/
                        -----  --------  --------  --------  ------------
Low Duration Fund
Inst'l Class (%)         3.46    6.76      5.77      7.00        8.33
Merrill Lynch
1-3 Yr. Tsy. Index (%)   2.68    5.61      4.98      5.97        7.41
-------------------------------------------------------------------------
Admin Class (%)          3.33    6.50                            8.47
Merrill Lynch
1-3 Yr. Tsy. Index (%)   2.68    5.61                            7.96
-------------------------------------------------------------------------

/*/Annualized

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in May 1987 and held through September 1996, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. The performance of the Administrative Class from inception in January 1995 (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. Past performance is not an indication of future results.

 . Investment discretion and multi-sector strategies proved to be the key determinants of relative performance as non-index sectors enjoyed the best returns, enabling the Fund to outperform its all-Treasury benchmark by 0.78% during the six-month period.

 . The yield advantage of both fixed and adjustable rate mortgage-backed securities, and the Fund's over-50% weighting of the sector, benefited performance. This was further aided by spread tightening early in the period as prepayment activity declined in response to higher mortgage rates.

 . Both BBB-and BB-rated corporate issues performed well, boosting returns through a combination of higher initial yields and spread tightening relative to similar maturity Treasuries as the result of strong corporate earnings and a favorable economic outlook.

 . Small, dollar-denominated holdings of Argentine and Mexican debt benefited performance when prices rallied in response to heightened investor interest born of these nations' high yields as well as credible growth and inflation policies.

 . The Fund's above-index duration limited returns in the second quarter when expectations of a Fed tightening pushed interest rates higher. Duration had little impact in the third quarter, however, when yields initially surged upward, but later declined on signs of low inflation and economic slowing.

                           [PIE CHARTS APPEAR HERE]

-----------------------------------------------------------------------------
PORTFOLIO COMPOSITION         % of Total Investments as of September 30, 1996
-----------------------------------------------------------------------------
                 Mortgage-Backed Securities     56.1%
                 Other                          6.2%
                 Short-Term Instruments         15.3%
                 Corporate Bonds and Notes      22.4%
                 AAA             56%
                 BB               7%
                 BBB             12%
                 A                8%
                 AA               2%
                 A1              15%

8

LOW DURATION FUND II

                           [LINE GRAPH APPEARS HERE]
                                                                                     -----------------------------------------------
                                                                                     LOW DURATION FUND II Through September 30, 1996
                                                                                     -----------------------------------------------
                                                                                         MONTH     LOW DURATION II    MERRILL 1-3
                                                                                     ============= ================ ================
                                                                                          10/31/91     1,000,000.00     1,000,000.00
                                                                                          12/31/91     1,030,157.63     1,025,788.25
                                                                                          12/31/92     1,094,356.61     1,090,427.09
                                                                                          12/31/93     1,166,344.05     1,149,423.47
                                                                                          12/31/94     1,170,070.79     1,155,952.61
                                                                                          12/31/95     1,307,960.85     1,283,105.62
                                                                                          09/30/96     1,343,828.98     1,321,867.70

Returns Ended 9/30/96
--------------------------------------------------------------------------------
                                                                        Since
                                           6 Mos  1 Yr/*/  3 Yr/*/  Inception/*/
                                           -----  -------  -------  ------------
Low Duration
Fund II(%)                                 3.09    5.88     5.06       6.19
--------------------------------------------------------------------------------
Merrill Lynch
1-3 Yr. Tsy. Index(%)                      2.68    5.61     4.98       5.83
--------------------------------------------------------------------------------

/*/Annualized

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in November 1991 and held through September 1996, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. Past performance is not an indication of future results.

 . Sector strategies proved to be the key determinants of relative performance as non-index sectors enjoyed the best returns, enabling the Fund to outperform its all-Treasury benchmark by 0.41% during the six-month period.

 . The yield advantage of both fixed and adjustable rate mortgage-backed securities, and the Fund's over-50% weighting of the sector, benefited performance. This was further aided by spread tightening early in the period as prepayment activity declined in response to higher mortgage rates.

 . Broader-than-index maturity exposure aided returns as rates below one year and above ten years rose less than 1-to 3-year rates.

 . The Fund's above-index duration limited returns in the second quarter when expectations of a Fed tightening pushed interest rates higher. Duration had little impact in the third quarter, however, when yields initially surged upward but later declined on signs of low inflation and economic slowing.

                           [PIE CHARTS APPEAR HERE]

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        U.S. Government Agencies         0.1%
        U.S. Treasury Notes             10.1%
        Corporate Bonds and Notes        6.8%
        Short-Term Instruments          13.6%
        Mortgage-Backed Securities      69.4%
        AAA                               77%
        AA                                 2%
        A                                  7%
        A1                                13%
        BBB                                1%

SHORT-TERM FUND

                           [LINE CHART APPEARS HERE]

                                                                                       ---------------------------------------------
                                                                                          SHORT-TERM FUND Through September 30, 1996
                                                                                       ---------------------------------------------
                                                                                                                         LIPPER
                                                                                          MONTH       SHORT-TERM      MONEY MARKET
                                                                                       =========== ================ ================
                                                                                          10/31/87     1,000,000.00     1,000,000.00
                                                                                          12/31/87     1,012,023.74     1,011,433.29
                                                                                          12/31/88     1,088,755.81     1,084,223.92
                                                                                          12/31/89     1,191,539.60     1,181,464.97
                                                                                          12/31/90     1,292,428.29     1,275,590.70
                                                                                          12/31/91     1,378,445.50     1,350,092.71
                                                                                          12/31/92     1,428,417.71     1,396,855.75
                                                                                          12/31/93     1,494,453.55     1,434,611.69
                                                                                          12/31/94     1,537,715.13     1,488,152.66
                                                                                          12/31/95     1,679,255.85     1,568,186.66
                                                                                          09/30/96     1,758,516.49     1,623,124.91

Returns Ended 9/30/96
--------------------------------------------------------------------------------
                                                                       Since
                               6 Mos  1 Yr./*/  3 Yr./*/  5 Yr./*/  Inception/*/
                               -----  --------  --------  --------  ------------
Short Term Fund
Inst'l Class(%)                3.63    7.44       6.02      5.26       6.53
--------------------------------------------------------------------------------

Lipper Money
Market Index(%)                2.25    4.72       4.43      4.01       5.58
--------------------------------------------------------------------------------

* Annualized

--------------------------------------------------------------------------------
                                                                       Since
                               6 Mos                                 Inception
                               -----                                 ---------
Short-Term Fund
Admin Class(%)                 3.50                                    3.92
--------------------------------------------------------------------------------

Lipper Money
Market Index(%)                2.25                                    3.06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in October 1987 and held through September 1996, compared to the Lipper Money Market Index, an index consisting of the 30 largest equal weighted Money Market Funds. Whereas money market funds attempt to maintain a stable share price, the Short-Term Fund's share price will fluctuate in response to market conditions. The performance of the Administrative class, from inception in February 1996 (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. Past performance is not an indication of future results.

 . Sector strategies drove returns during the period with corporate, mortgage, and foreign securities all contributing to strong performance. The Fund's investment return led the average money market fund by 1.38% during the six-month period.

 . Fund performance received a boost from short-term, mortgage-backed issues, which benefited from an initial yield advantage and spread tightening in response to declining prepayments driven by higher mortgage rates.

 . Both BBB-and BB-rated corporate issues performed well, boosting returns through a combination of higher initial yields and spread tightening relative to similar maturity Treasuries.

 . The opportunistic use of currency-hedged European and Canadian bonds and small holdings of dollar-denominated debt from Argentina and Mexico contributed to performance, as interest rates fell abroad in contrast to rising domestic rates.

 . The steep front portion of the yield curve (3 months to 2 years) allowed the yield advantage of the Fund's above-index duration to mostly offset principal losses on its investment portfolio as rates moved higher on expectations of Fed tightening.

                           [PIE CHARTS APPEARS HERE]

--------------------------------------------------------------------------------
   PORTFOLIO COMPOSITION         % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        Mortgage-Backed Securities      37.1%
        Short-Term Instruments          17.6%
        Other                            7.3%
        Corporate Bonds and Notes       38.0%

        B                                  1%
        BB                                 8%
        BBB                               17%
        AAA                               38%
        A1                                18%
        A                                 16%
        AA                                 2%

10

LONG-TERM U.S. GOVERNMENT FUND

                        [LINE GRAPH APPEARS HERE]

                                                               -------------------------------------------------------------------
                                                                LONG-TERM U.S. GOVERNMENT FUND         Through September 30,1996
                                                               -------------------------------------------------------------------
                                                                                                      LEHMAN INT
                                                                                                           &
                                                                   MONTH     LONG-TERM U.S. GOV'T    20+ YR TREAS         LBAG
                                                               =========== ======================= ================ ================
                                                                  06/30/91            1,000,000.00     1,000,000.00     1,000,000.00
                                                                  12/31/91            1,181,839.72     1,154,987.78     1,110,386.16
                                                                  12/31/92            1,322,838.26     1,244,270.52     1,192,573.10
                                                                  12/31/93            1,568,556.86     1,450,540.54     1,308,842.39
                                                                  12/31/94            1,452,653.13     1,341,134.05     1,270,668.38
                                                                  12/31/95            1,911,315.03     1,736,411.78     1,505,418.68
                                                                  09/30/96            1,820,593.54     1,650,530.30     1,514,641.48

Returns Ended 9/30/96
-------------------------------------------------------------------------------
                                                                      Since
                        6 Mos.    1 Yr.*    3 Yr.*    5 Yr.*       Inception*
Long Term U.S.
Gov't Fund (%)           1.61       2.61      4.54     10.83         12.07
-------------------------------------------------------------------------------
LB Int. & 20+
Treasury Index (%)       1.44       2.34      3.93      8.79         10.00
-------------------------------------------------------------------------------
Lehman Aggregate
Bond Index (%)           2.43       4.90      5.01      7.46          8.22
-------------------------------------------------------------------------------

*Annualized

-------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in July 1991 and held through September 1996, compared to the Lehman Brothers Aggregate Bond Index, and a 10 year duration blend of the Lehman Brothers Intermediate and 20+Yr. Treasury Indices, each an unmanaged market index. Past performance is not an indication of future results.

 . Following a negative second quarter return, favorable results from the mortgage-backed sector keyed better performance in the third quarter, and the Fund posted positive performance for the six-month period, outpacing its all-Treasury benchmark by 0.17%.

 . The yield advantage of both fixed and adjustable rate mortgage-backed securities, and the Fund's over-45% weighting of the sector, benefited performance. This was further aided as prepayment activity declined and some spread tightening occurred in the aftermath of higher mortgage rates.

 . A limited strategy of writing options on short-term interest rates, designed to benefit the Fund if rates did not rise as quickly as the market expected, aided performance as the Federal Reserve stood pat and left the Fed funds rate unchanged.

 . The Fund's above-index duration limited returns in the second quarter, when yields on all but the shortest Treasury issues surged 20-40 basis points higher and was neutral for returns in the third quarter when Treasury yields were nearly unchanged.

                           [PIE CHARTS APPEARS HERE]

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        Mortgage-Backed Securities      56.0%
        Short-Term Instruments           4.2%
        U.S. Treasury Bonds             39.8%
        A1                                 4%
        AA                                 6%
        AAA                               90%

FOREIGN FUND
                           [LINE GRAPH APPEARS HERE]

                                                                                       ---------------------------------------------
                                                                                       FOREIGN FUND       Through September 30, 1996
                                                                                       ---------------------------------------------
                                                                                                                         J.P. MORGAN
                                                                                          MONTH         FOREIGN            NON-U.S.
                                                                                       =========== ================ ================
                                                                                          12/31/92     1,000,000.00     1,000,000.00
                                                                                          12/31/93     1,164,013.44     1,139,019.60
                                                                                          12/31/94     1,079,026.38     1,081,273.43
                                                                                          12/31/95     1,308,003.45     1,278,457.48
                                                                                          09/30/96     1,474,040.32     1,381,002.05

Returns Ended 9/30/96
------------------------------------------------------------------
                                                        Since
                      6 Mos.   1 Yr./*/   3 Yr./*/   Inception/*/
                      ------   -------    --------   ------------

Foreign Fund (%)      10.59      20.84      9.72        10.90
-----------------------------------------------------------------

J.P. Morgan
Non-U.S. Index (%)     7.11      12.66      8.09         8.99
-----------------------------------------------------------------

/*/Annualized

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in December 1992 and held through September 1996, compared to the J.P. Morgan Non-U.S. Government Bond Index (Hedged), an unmanaged market index. Past performance is not an indication of future results.

 .  Fund performance outpaced the currency-hedged return of the J.P. Morgan Non-
   U.S. Government Bond Index by 3.48% during the six-month period, with duration, country, and currency strategies contributing significantly to returns.

 .  Japan was heavily underweighted in favor of European and dollar bloc country
   (Australia, Canada, New Zealand) bonds, which aided performance as economic growth remained stagnant in both regions and interest rates declined.

 . The Fund's most significant holdings relative to the Index were in Canada and the Netherlands. Both positions benefited performance as interest rates in these countries migrated toward those of their larger neighbors (the U.S. and Germany, respectively) in response to slow economic growth, low inflation, and unusually high real yields relative to the U.S and Germany.

 . Small, dollar-denominated holdings of Argentine and Mexican debt benefited performance, when prices rallied in response to heightened investor interest born of these nations' high yields as well as credible growth and inflation policies.

 . European currency strategies added value when the higher-yielding European monies (Italian lira, Swedish krona, and Czech koruna) were overweighted at the expense of German marks and Swiss francs, which declined in value relative to these peripheral currencies.

 . As bond yields declined in nearly all foreign markets during the second and, particularly, the third quarters, the Fund's above-index duration further boosted returns.

                           [PIE CHARTS APPEAR HERE]

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        Short-Term Instruments          12.0%
        Other                           13.6%
        Canada                          10.6%
        Germany                          2.3%
        Italy                            2.1%
        Japan                           11.9%
        Mexico                           4.1%
        Netherlands                     19.5%
        New Zealand                      2.5%
        Sweden                           3.5%
        United Kingdom                   7.3%
        United States                   10.6%
        AAA                               42%
        BB                                 8%
        BBB                                3%
        A                                 12%
        A1                                12%
        AA                                23%

12

GLOBAL FUND

                           [LINE GRAPH APPEARS HERE]

                                                                                       ---------------------------------------------
                                                                                       GLOBAL FUND         Though September 30, 1996
                                                                                       ---------------------------------------------
                                                                                                                       JP MORGAN
                                                                                          MONTH         GLOBAL           GLOBAL
                                                                                       =========== ================ ================
                                                                                          11/30/93     1,000,000.00     1,000,000.00
                                                                                          12/31/93     1,031,870.81     1,010,200.20
                                                                                          12/31/94     1,014,310.85     1,022,933.14
                                                                                          12/31/95     1,247,201.85     1,220,457.41
                                                                                          09/30/96     1,316,951.71     1,240,380.76

Returns Ended 9/30/96
---------------------------------------------------------------
                                                   Since
                        6 Mos  1 Yr./*/  2 Yr./*/  Inception/*/
                        -----  --------  --------  ------------
Global Fund
Inst'l Class (%)         6.91    12.76     14.24       10.20
---------------------------------------------------------------

J.P. Morgan
Global Index (%)         3.44    5.06      10.37        7.89
---------------------------------------------------------------

/*/Annualized

---------------------------------------------------------------
                                                       Since
                                                     Inception
                                                   ------------
Global Fund Admin. Class (%)                           3.22
---------------------------------------------------------------

J.P. Morgan Global Index (%)                           0.97
---------------------------------------------------------------

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in November 1993 and held through September 1996, compared to the J.P. Morgan Global Index, an unmanaged market index. The performance of the Administrative Class from inception in August 1996 (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. Past performance is not an indication of future results.

 . A combination of effective country, currency, and duration strategies allowed the Fund to outperform its benchmark J.P. Morgan Global Index by 3.47% during the six months ended September 30, 1996.

 . The Japanese and U.S. markets were underweighted in favor of European and dollar bloc country (Australia, Canada, New Zealand) bonds, which aided performance as economic growth remained stagnant in both regions and interest rates declined.

 . The Fund's most significant holdings relative to the Index were in Canada and the Netherlands. Both positions benefited performance as interest rates in these countries migrated toward those of their larger neighbors (the U.S. and Germany, respectively) in response to slow economic growth, low inflation, and unusually high real yields relative to the U.S and Germany.

 . Currency strategy produced large gains versus the Index as the Fund's overweighted Canadian and New Zealand dollar holdings soared relative to the Japanese yen, which declined against all major currencies. The Fund also gained by underweighting German marks and Swiss francs in favor of Europe's higher yielding peripheral currencies.

 . Small, dollar-denominated holdings of Argentine and Mexican debt benefited performance when prices rallied in response to heightened investor interest born of these nations' high yields as well as credible growth and inflation policies.

 . As bond yields declined in nearly all markets (except the U.S.) during the second and third quarters, the Fund's above-index duration further boosted returns.

                           [PIE CHARTS APPEAR HERE]

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        Short-Term Instruments          19.6%
        Other                           13.5%
        Canada                          11.7%
        Czechoslovakia                   2.0%
        Germany                          2.2%
        Japan                            7.2%
        Netherlands                     19.9%
        New Zealand                      2.9%
        Sweden                           2.9%
        United Kingdom                   5.5%
        United States                   12.6%
        AA                                17%
        A                                 17%
        AAA                               41%
        BB                                 4%
        BBB                                2%
        A1                                19%

HIGH YIELD FUND

                           [LINE GRAPH APPEARS HERE]

                                                                                     ---------------------------------------------
                                                                                     HIGH YIELD FUND    Through September 30, 1996
                                                                                     ---------------------------------------------
                                                                                                                    LEHMAN BB
                                                                                       MONTH        HIGH YIELD       INT CORP
                                                                                     =========== ================ ================
                                                                                        12/31/92     1,000,000.00     1,000,000.00
                                                                                        12/31/93     1,187,025.82     1,146,545.45
                                                                                        12/31/94     1,215,478.79     1,156,314.50
                                                                                        12/31/95     1,466,840.41     1,376,719.76
                                                                                        09/30/96     1,571,753.07     1,451,393.55

Returns Ended 9/30/96
-----------------------------------------------------------------
                                                   Since
                        6 Mos. 1 Yr./*/  3 Yr./*/  Inception/*/
                        -----  --------  --------  ------------
High Yield Fund
Inst'l Class (%)         6.17   11.91     11.39       12.81
Lehman BB
Int. Corp. Index (%)     4.66    9.30      9.06       10.44
-----------------------------------------------------------------
Admin. Class (%)         6.04   11.63                 15.79
Lehman BB
Int. Corp. Index (%)     4.66    9.30                 13.53
-----------------------------------------------------------------

/*/Annualized

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in December 1992 and held through September 1996, compared to the Lehman Brothers BB Intermediate Corporate Index, an unmanaged market index. The performance of the Administrative Class from inception in January 1995 (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. Past performance is not an indication of future results.

 . High yield bonds were the best-performing domestic market sector during the six-month period, allowing the Fund to post strong absolute and relative performance. The Fund led the Lehman BB Intermediate Corporate Bond Index by 1.51%.

 . Lower-rated junk bonds significantly outperformed BB-rated issues as the economy picked up steam in the second quarter. However, as economic growth subsided in the third quarter, the upper-tier of below-investment grade issues rebounded.

 . Lower quality, cyclical issues, including companies in the specialty retailing and mining sectors, led returns in the second quarter, limiting the relative performance of the Fund's investment portfolio, which was concentrated in non-cyclical issues.

 . In the third quarter, the economy slowed and higher quality, non-cyclical issues dominated returns, allowing the Fund's portfolio emphasis in the utility and energy sectors to significantly boost relative performance.

 . Dollar-denominated holdings of Argentine and Mexican debt benefited performance when prices rallied in response to heightened investor interest born of these nations' high yields as well as credible growth and inflation policies.

 . Duration and maturity mix were held neutral to the index and had little impact on relative performance.

                           [PIE CHARTS APPEAR HERE]

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        Corporate Bonds and Notes       82.5%
        Other                            8.7%
        Mortgage-Backed Securities       6.1%
        U.S. Treasury Notes              2.7%

        BB                                53%
        B                                 37%
        BBB                                5%
        A1                                 2%
        AAA                                3%

14

MONEY MARKET FUND
                           [LINE GRAPH APPEARS HERE]

                                                                                       ---------------------------------------------
                                                                                       MONEY MARKET FUND  Through September 30, 1996
                                                                                       ---------------------------------------------
                                                                                                                          LIPPER
                                                                                          MONTH       MONEY MARKET     MONEY MARKET
                                                                                       =========== ================ ================
                                                                                          02/28/91     1,000,000.00     1,000,000.00
                                                                                          12/31/91     1,047,059.10     1,046,651.18
                                                                                          12/31/92     1,083,083.32     1,082,903.94
                                                                                          12/31/93     1,113,416.25     1,112,174.01
                                                                                          12/31/94     1,157,083.08     1,153,681.32
                                                                                          12/31/95     1,227,235.03     1,215,727.19
                                                                                          09/30/96     1,275,955.92     1,258,317.73

Returns Ended 9/30/96
--------------------------------------------------------------------------------
                                                                        Since
                                  6 Mos  1 Yr/*/  3 Yr/*/  5 Yr/*/  Inception/*/
                                  -----  -------  -------  -------  ------------
Money Market Fund
Inst'l Class(%)                   2.61     5.76    4.89      4.30      4.45
Lipper Money
Market Index(%)                   2.25     4.72    4.43      4.01      4.19
--------------------------------------------------------------------------------
Admin. Class(%)                   2.49     5.50                        5.51
Lipper Money
Market Index(%)                   2.25     4.72                        5.06
--------------------------------------------------------------------------------

/*/Annualized

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in March 1991 and held through September 1996, compared to the Lipper Money Market Index, an index consisting of the 30 largest equal weighted Money Market Funds. The performance of the Administrative Class, from inception in January 1995 (shown at left) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. Past performance is not an indication of future results.

 . The Fund invested primarily in high-grade commercial paper issued by finance and utility companies, which traded at a consistent yield premium to comparable maturity Treasury bills throughout the six-month period.

 . Small investments in short-term, adjustable rate mortgage securities offered an attractive yield premium and principal stability.

 . Maturity was held between two and three months for most of the period to take advantage of a slight yield premium over longer-maturity paper arising from investors' fears of Fed tightening.

                           [PIE CHARTS APPEAR HERE]

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        Short-Term Instruments          98.4%
        U.S. Government Agencies         1.6%
        A1                                99%
        AAA                                1%

StocksPLUS FUND

                           [LINE GRAPH APPEARS HERE]

                                                                                  ---------------------------------------------
                                                                                  STOCKSPLUS FUND    Through September 30, 1996
                                                                                  ---------------------------------------------
                                                                                    MONTH        STOCKSPLUS        S&P 500
                                                                                  =========== ================ ================
                                                                                     05/31/93     1,000,000.00     1,000,000.00
                                                                                     12/31/93     1,061,284.22     1,052,698.39
                                                                                     12/31/94     1,092,245.04     1,066,604.35
                                                                                     12/31/95     1,534,744.62     1,467,411.83
                                                                                     09/30/96     1,740,848.35     1,665,493.43

Returns Ended 9/30/96
-----------------------------------------------------------------
                                                      Since
                        6 Mos  1 Yr./*/  3 Yr./*/  Inception/*/
                        -----  --------  --------  ------------
StocksPLUS
Fund (%)                 7.78   21.00     19.06       18.07
-----------------------------------------------------------------

S & P 500 Index (%)      7.72   20.33     17.42       16.52
-----------------------------------------------------------------

/*/Annualized

--------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in May 1993 and held through September 1996, compared to the Standard and Poor's 500 Index, an unmanaged market index. Past performance is not an indication of future results.

 .  A fully-invested equity position led to solid performance as the S&P 500
   Index rallied throughout the period behind strong investor interest in equities, robust corporate earnings, and modest inflation.

 . Fund performance received a boost from short-term, mortgage-backed issues, which benefited from an initial yield advantage and spread tightening in response to declining prepayments resulting from reduced refinancing activity.

 . Both BBB-and BB-rated corporate issues performed well through a combination of higher initial yields and spread tightening relative to similar maturity Treasuries, driven by the same factors that buoyed equities: strong corporate earnings, a favorable economic outlook, and continued low inflation.

 . The opportunistic use of currency-hedged Belgian and Canadian bonds, and small holdings of dollar-denominated debt from Argentina and Mexico, contributed to performance as interest rates fell abroad in contrast to rising domestic rates.

 . The steep front portion of the yield curve (3 months to 2 years) allowed the yield advantage of the Fund's above-index duration to mostly offset principal losses on its investment portfolio as rates moved higher on expectations of Fed tightening.

                           [PIE CHARTS APPEAR HERE]

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        Mortgage-Backed Securities      39.0%
        Short-Term Instruments          20.8%
        Other                            5.2%
        Corporate Bonds and Notes       35.0%
        BB                                 9%
        AAA                               35%
        BBB                               21%
        A1                                19%
        A                                 12%
        AA                                 4%

16

STRATEGIC BALANCED FUND
                           [LINE GRAPH APPEARS HERE]

                                                                                ---------------------------------------------------
                                                                                STRATEGIC BALANCED FUND  Through September 30, 1996
                                                                                ---------------------------------------------------
                                                                                                                     60% S&P 500 &
                                                                                  MONTH        STRATEGIC BALANCED        40% LBAG
                                                                               =========== ======================== ================
                                                                                  06/30/96             1,000,000.00     1,000,000.00
                                                                                  09/30/96             1,035,000.00     1,026,444.48

Cumulative Returns Ended 9/30/96
----------------------------------------------------
                                            Since
                                          Inception
                                         -----------
Strategic Balanced Fund (%)                3.50
----------------------------------------------------
60% S&P 500 Index and
40% Lehman Aggregate Bond Index (%)        2.64
----------------------------------------------------

-------------------------------------------------------------------------------
The line graph depicts the value of $1,000,000 invested at the inception of the Fund's Institutional Class in June 1996 and held through September 1996, compared to a static 60/40 blend of the Standard and Poor's 500 Index and the Lehman Brothers Aggregate Bond Index, each an unmanaged market index. Past performance is not an indication of future results.

 . An above-index weighting of stocks in the Fund's asset allocation mix benefited relative performance in its first three months of operations as stock returns led bond returns by 1.24% during the period. This helped to push Fund performance 0.86% above its static benchmark in the third quarter.

 . Fund performance received a boost from both fixed and adjustable rate mortgage-backed issues, which benefited from an initial yield advantage and spread tightening in response to declining prepayments as the result of reduced refinancing activity.

 . Both BBB-and BB-rated corporate issues performed well through a combination of higher initial yields and spread tightening relative to similar maturity Treasuries, driven by the same factors that buoyed equities: strong corporate earnings, a favorable economic outlook, and continued low inflation.

 . The opportunistic use of currency-hedged Canadian bonds and small holdings of dollar-denominated Argentine debt, contributed to performance as interest rates fell abroad in contrast to rising domestic rates.

 . The Fund's above-index duration was neutral for returns as Treasury yields were nearly unchanged, but its focus on intermediate maturities boosted performance by adding yield to the portfolio.

                           [PIE CHARTS APPEAR HERE]

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION            % of Total Investments as of September 30, 1996
--------------------------------------------------------------------------------
        Corporate Bonds and Notes       39.3%
        U.S. Treasury Notes              9.4%
        Short-Term Instruments           8.6%
        Other                            3.9%
        Mortgage-Backed Securities      38.8%
        A                                 11%
        A1                                 7%
        AAA                               50%
        BBB                               22%
        BB                                10%

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996 (unaudited)

Amounts in thousands, except per share amounts

                                              -------------------------------------------------------------------------------------
                                                    Total           Total           Total               Low              Low
                                                   Return           Return          Return            Duration         Duration
                                                    Fund            Fund II         Fund III            Fund            Fund II
                                              -------------------------------------------------------------------------------------
Assets:

Investments, at value                         $  12,659,993      $  552,429       $  169,903       $  3,254,779       $  297,713
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Cash and foreign currency                               367             546                0                  9                1
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Receivable for investments and
  foreign currency sold                              46,016           7,974              520             47,001            9,916
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Receivable for Fund shares sold                      15,231              48                0                770                0
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Variation margin receivable                               0               0                0                  0                0
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Interest and dividends receivable                   126,825           5,283            2,226             29,149            1,934
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Other assets                                              0               0                0                  0                0
--------------------------------------------  --------------     -----------      -----------      -------------      -----------

                                                 12,848,432         566,280          172,649          3,331,708          309,564
============================================  ==============     ===========      ===========      =============      ===========


Liabilities:

Payable for investments and foreign
  currency purchased                           $  1,293,534      $  117,401        $  13,596         $  633,617        $  52,416
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Written options outstanding                           9,081             743              287              1,777              170
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Payable for Fund shares redeemed                     13,707             345               11              3,936               40
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Dividends payable                                    11,145              87               22              1,744               76
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Accrued investment advisor's fee                      2,235              87               31                528               49
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Accrued administrator's fee                           1,610              87               31                380               49
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Accrued distribution fee                                 25               1                0                  1                0
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Variation margin payable                              8,133             230              157                 78               36
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Other accrued expenses and liabilities                   23               0                9                 30                8
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
                                                  1,339,493         118,981           14,144            642,091           52,844
============================================  ==============     ===========      ===========      =============      ===========

Net Assets                                    $  11,508,939      $  447,299       $  158,505       $  2,689,617       $  256,720
============================================  ==============     ===========      ===========      =============      ===========

Net Assets Consist of:

Paid in capital                               $  11,589,573      $  453,942       $  160,834       $  2,718,100       $  261,571
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Undistributed (overdistributed) net
  investment income                                 (18,844)           (329)            (380)            (5,121)          (1,363)
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Accumulated undistributed net realized
  gain (loss)                                      (219,051)        (10,518)          (3,785)           (31,972)          (3,572)
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Net unrealized appreciation                         157,261           4,204            1,836              8,610               84
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
                                              $  11,508,939      $  447,299       $  158,505       $  2,689,617       $  256,720
============================================  ==============     ===========      ===========      =============      ===========

Shares Issued and Outstanding

Institutional Class                               1,104,903          44,943           17,286            269,729           26,207
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Administrative Class                                 13,167             453                0                395                0
--------------------------------------------  --------------     -----------      -----------      -------------      -----------

Net Asset Value, Offering and Redemption Price Per Share
(Net Assets Per Share Outstanding)

Institutional Class                           $       10.29      $     9.85       $     9.17       $       9.96       $     9.80
--------------------------------------------  --------------     -----------      -----------      -------------      -----------
Administrative Class                                  10.29            9.85                0               9.96                0
--------------------------------------------  --------------     -----------      -----------      -------------      -----------

Cost of Investments Owned                        12,591,994         550,483          169,598          3,250,948          297,893
============================================  ==============     ===========      ===========      =============      ===========
Cost of Foreign Currency Held                             2               0                0                  0                0
============================================  ==============     ===========      ===========      =============      ===========

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996 (unaudited)

Amounts in thousands, except per share amounts

                                                 --------------------------------------------------------------
                                                                   Long-Term
                                                   Short-Term      U.S. Gov't         Foreign          Global
                                                     Fund             Fund             Fund             Fund
                                                 --------------------------------------------------------------
Assets:

Investments, at value                             $  134,434       $  34,883       $  622,154       $  378,630
-----------------------------------------------   -----------      ----------      -----------      -----------
Cash and foreign currency                                  0               1              725              404
-----------------------------------------------   -----------      ----------      -----------      -----------
Receivable for investments and
  foreign currency sold                                  248             245           34,344           25,528
-----------------------------------------------   -----------      ----------      -----------      -----------
Receivable for Fund shares sold                          249               0               74                0
-----------------------------------------------   -----------      ----------      -----------      -----------
Variation margin receivable                                0               0               33                0
-----------------------------------------------   -----------      ----------      -----------      -----------
Interest and dividends receivable                      1,105             314           11,140            5,839
-----------------------------------------------   -----------      ----------      -----------      -----------
Other assets                                               0               0                0                0
-----------------------------------------------   -----------      ----------      -----------      -----------
                                                     136,036          35,443          668,470          410,401
===============================================   ===========      ==========      ===========      ===========

Liabilities:

Payable for investments and foreign
   currency purchased                             $    5,064       $  13,537       $  452,989       $  249,209
-----------------------------------------------   -----------      ----------      -----------      -----------
Written options outstanding                                9              19                0                0
-----------------------------------------------   -----------      ----------      -----------      -----------
Payable for Fund shares redeemed                         247               5               55               83
-----------------------------------------------   -----------      ----------      -----------      -----------
Dividends payable                                         93               9              150              124
-----------------------------------------------   -----------      ----------      -----------      -----------
Accrued investment advisor's fee                          26               4               42               32
-----------------------------------------------   -----------      ----------      -----------      -----------
Accrued administrator's fee                               21               4               42               38
-----------------------------------------------   -----------      ----------      -----------      -----------
Accrued distribution fee                                   1               0                0                0
-----------------------------------------------   -----------      ----------      -----------      -----------
Variation margin payable                                   1               0               19               65
-----------------------------------------------   -----------      ----------      -----------      -----------
Other accrued expenses and liabilities                    15               5              262                4
-----------------------------------------------   -----------      ----------      -----------      -----------
                                                       5,477          13,583          453,559          249,555
===============================================   ===========      ==========      ===========      ===========

Net Assets                                        $  130,559       $  21,860       $  214,911       $  160,846
===============================================   ===========      ==========      ===========      ===========

Net Assets Consist of:

Paid in capital                                   $  130,772       $  23,065       $  189,839       $  153,500
-----------------------------------------------   -----------      ----------      -----------      -----------
Undistributed (overdistributed) net
  investment income                                     (161)            236            3,281              (16)
-----------------------------------------------   -----------      ----------      -----------      -----------
Accumulated undistributed net realized
  gain (loss)                                           (116)         (1,624)          10,348            3,362
-----------------------------------------------   -----------      ----------      -----------      -----------
Net unrealized appreciation                               64             183           11,443            4,000
-----------------------------------------------   -----------      ----------      -----------      -----------
                                                  $  130,559       $  21,860       $  214,911       $  160,846
===============================================   ===========      ==========      ===========      ===========

Shares Issued and Outstanding

Institutional Class                                   12,860           2,241           18,879           15,343
-----------------------------------------------   -----------      ----------      -----------      -----------
Administrative Class                                     237               0                0                2
-----------------------------------------------   -----------      ----------      -----------      -----------

Net Asset Value, Offering and Redemption Price Per Share
(Net Assets Per Share Outstanding)

Institutional Class                               $     9.97      $     9.76       $    11.38       $    10.48
-----------------------------------------------   -----------      ----------      -----------      -----------
Administrative Class                                    9.97               0                0            10.48
-----------------------------------------------   -----------      ----------      -----------      -----------
Cost of Investments Owned                            134,627          34,764          617,898          377,119
===============================================   ===========      ==========      ===========      ===========
Cost of Foreign Currency Held                              0               0              727              404
===============================================   ===========      ==========      ===========      ===========


Amounts in thousands, except per share amounts

                                                 --------------------------------------------------------------
                                                                     Money                            Strategic
                                                   High Yield        Market        StocksPLUS         Balanced
                                                     Fund             Fund            Fund              Fund
                                                 --------------------------------------------------------------
Assets:

Investments, at value                             $  730,590       $  28,883       $  179,477        $  10,607
-----------------------------------------------   -----------      ----------      -----------      -----------
Cash and foreign currency                                  1               1                1                1
-----------------------------------------------   -----------      ----------      -----------      -----------
Receivable for investments and
  foreign currency sold                                8,088               0            4,468              265
-----------------------------------------------   -----------      ----------      -----------      -----------
Receivable for Fund shares sold                       10,155              51                6                0
-----------------------------------------------   -----------      ----------      -----------      -----------
Variation margin receivable                                0               0                0                0
-----------------------------------------------   -----------      ----------      -----------      -----------
Interest and dividends receivable                     15,418               3            1,537              118
-----------------------------------------------   -----------      ----------      -----------      -----------
Other assets                                               2               0                4                0
-----------------------------------------------   -----------      ----------      -----------      -----------
                                                     764,254          28,938          185,493           10,991
===============================================   ===========      ==========      ===========      ===========

Liabilities:

Payable for investments and foreign
   currency purchased                               $  6,325        $      0        $   3,808         $    603
-----------------------------------------------   -----------      ----------      -----------      -----------
Written options outstanding                                0               0               13                0
-----------------------------------------------   -----------      ----------      -----------      -----------
Payable for Fund shares redeemed                         190             592               27                0
-----------------------------------------------   -----------      ----------      -----------      -----------
Dividends payable                                        202              25              248                0
-----------------------------------------------   -----------      ----------      -----------      -----------
Accrued investment advisor's fee                         147               4               56                3
-----------------------------------------------   -----------      ----------      -----------      -----------
Accrued administrator's fee                              147               5               35                2
-----------------------------------------------   -----------      ----------      -----------      -----------
Accrued distribution fee                                   1               0                0                0
-----------------------------------------------   -----------      ----------      -----------      -----------
Variation margin payable                                   0               0                0                5
-----------------------------------------------   -----------      ----------      -----------      -----------
Other accrued expenses and liabilities                    21               0                6                0
-----------------------------------------------   -----------      ----------      -----------      -----------
                                                       7,033             626            4,193              613
===============================================   ===========      ==========      ===========      ===========

Net Assets                                        $  757,221       $  28,312       $  181,300        $  10,378
===============================================   ===========      ==========      ===========      ===========

Net Assets Consist of:

Paid in capital                                   $  732,838       $  28,312       $  170,569        $  10,029
-----------------------------------------------   -----------      ----------      -----------      -----------
Undistributed (overdistributed) net
  investment income                                    3,597               0            3,709              199
-----------------------------------------------   -----------      ----------      -----------      -----------
Accumulated undistributed net realized
  gain (loss)                                          4,661               0            2,821             (101)
-----------------------------------------------   -----------      ----------      -----------      -----------
Net unrealized appreciation                           16,125               0            4,201              251
-----------------------------------------------   -----------      ----------      -----------      -----------
                                                  $  757,221       $  28,312       $  181,300        $  10,378
===============================================   ===========      ==========      ===========      ===========

Shares Issued and Outstanding

Institutional Class                                   67,899          28,300           15,625            1,003
-----------------------------------------------   -----------      ----------      -----------      -----------
Administrative Class                                     273              12                0                0
-----------------------------------------------   -----------      ----------      -----------      -----------

Net Asset Value, Offering and Redemption Price Per Share
(Net Assets Per Share Outstanding)

Institutional Class                                $   11.11        $   1.00      $     11.60         $  10.35
-----------------------------------------------   -----------      ----------      -----------      -----------
Administrative Class                                   11.11            1.00                0                0
-----------------------------------------------   -----------      ----------      -----------      -----------

Cost of Investments Owned                            714,540          28,883          178,943           10,543
===============================================   ===========      ==========      ===========      ===========
Cost of Foreign Currency Held                              0               0                0                0
===============================================   ===========      ==========      ===========      ===========

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the six months or period ended September 30, 1996 (unaudited)

$ in thousands
                                           -------------------------------------------------------------------------------
                                                Total            Total           Total             Low             Low
                                                Return          Return          Return           Duration        Duration
                                                 Fund           Fund II         Fund III           Fund           Fund II
                                           -------------------------------------------------------------------------------
Investment Income:

Interest                                    $    386,345    $     16,146   $        5,114    $     92,495     $      8,763
------------------------------------------  --------------  -------------  ----------------  ---------------  -------------
Dividends                                            898               0                0             931                0
------------------------------------------  --------------  -------------  ----------------  ---------------  -------------
   Total income                                  387,243          16,146            5,114          93,426            8,763
==========================================  ==============  =============  ================  ===============  =============

Expenses:

Investment advisory fees                          13,578             581              190           3,325              317
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------
Administration fees                                9,776             581              190           2,393              316
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------
Distribution fees - Administrative Class             154               4                0               4                0
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------
Trustees' fees                                        19               1                0               5                0
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------
Amortization of organization costs                     0               0                0               0                1
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------
   Total expenses                                 23,527           1,167              380           5,727              634
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------

Net Investment Income                            363,716          14,979            4,734          87,699            8,129
==========================================  ===============  ============  ================  ===============  =============

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments         (100,392)         (3,393)           (794)         (23,813)         (2,101)
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------
Net realized gain (loss) on futures
   contracts and written options                (106,634)         (5,145)         (2,166)            (760)           (572)
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------
Net realized gain (loss) on foreign
   currency transactions                         (27,046)             0             (608)             97                0
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------
Net change in unrealized appreciation
   (depreciation) on investments                  98,488           1,634            1,672          23,916            1,586
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                           122,199           4,295            2,673           2,318              472
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------
Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities denominated
   in foreign currencies                          28,278               0              124           1,060                0
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------

   Net gain (loss)                                14,893          (2,609)             901           2,818             (615)
------------------------------------------  ---------------  ------------  ----------------  ---------------  -------------

Net Increase in Assets Resulting
   from Operations                          $    378,609     $     12,370   $       5,635    $     90,517     $      7,514
==========================================  ===============  =============  ===============  ===============  ===============

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the six months or period ended September 30, 1996 (unaudited)

$ in thousands
                                           -------------------------------------------------------------------
                                                  Short          Long-Term
                                                  Term           U.S. Gov't        Foreign         Global
                                                  Fund             Fund              Fund           Fund
                                           -------------------------------------------------------------------
Investment Income:

Interest                                      $       3,799    $       1,153    $       5,133    $      4,112
--------------------------------------------  --------------   --------------   --------------   -------------
Dividends                                                 0                0                0               0
--------------------------------------------  --------------   --------------   --------------   -------------
   Total income                                       3,799            1,153            5,133           4,112
============================================  ==============   ==============   ==============   =============

Expenses:

Investment advisory fees                                144               38              276             186
--------------------------------------------  --------------   --------------   --------------   -------------
Administration fees                                     115               37              275             223
--------------------------------------------  --------------   --------------   --------------   -------------
Distribution fees - Administrative Class                  4                0                0               0
--------------------------------------------  --------------   --------------   --------------   -------------
Trustees' fees                                            0                0                0               0
--------------------------------------------  --------------   --------------   --------------   -------------
Amortization of organization costs                        0                1                0               0
--------------------------------------------  --------------   --------------   --------------   -------------
   Total expenses                                       263               76              551             409
--------------------------------------------  --------------   --------------   --------------   -------------

Net Investment Income                                 3,536            1,077            4,582           3,703
============================================  ==============   ==============   ==============   =============

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                 (25)            (443)          11,540           4,605
--------------------------------------------  --------------   --------------   --------------   -------------
Net realized gain (loss) on futures
   contracts and written options                          0             (305)           1,903            (426)
--------------------------------------------  --------------   --------------   --------------   -------------
Net realized gain (loss) on foreign
   currency transactions                                 32                0             (285)           (372)
--------------------------------------------  --------------   --------------   --------------   -------------
Net change in unrealized appreciation
   (depreciation) on investments                        453             (248)           3,627           2,265
--------------------------------------------  --------------   --------------   --------------   -------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                   22              237             (441)            688
--------------------------------------------  --------------   --------------   --------------   -------------
Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities denominated
   in foreign currencies                                102                0            1,742            (225)
--------------------------------------------  --------------   --------------   --------------   -------------

   Net gain (loss)                                      584             (759)          18,086           6,535
--------------------------------------------  --------------   --------------   --------------   -------------

Net Increase in Assets Resulting
   from Operations                            $       4,120    $         318    $      22,668    $     10,238
============================================  ==============   ==============   ==============   =============

$ in thousands
                                           -------------------------------------------------------------------
                                                  High            Money            Stocks        Strategic
                                                 Yield            Market            PLUS          Balanced
                                                  Fund             Fund             Fund            Fund
                                           -------------------------------------------------------------------
Investment Income:

Interest                                      $      31,499    $         827    $       8,732    $        215
--------------------------------------------  --------------   --------------   --------------   -------------
Dividends                                                27                0               13               0
--------------------------------------------  --------------   --------------   --------------   -------------
   Total income                                      31,526              827            8,745             215
============================================  ==============   ==============   ==============   =============

Expenses:

Investment advisory fees                                836               23              335              10
--------------------------------------------  --------------   --------------   --------------   -------------
Administration fees                                     836               30              209               6
--------------------------------------------  --------------   --------------   --------------   -------------
Distribution fees - Administrative Class                  3                0                0               0
--------------------------------------------  --------------   --------------   --------------   -------------
Trustees' fees                                            1                0                0               0
--------------------------------------------  --------------   --------------   --------------  --------------
Amortization of organization costs                        1                0                1               0
--------------------------------------------  --------------   --------------   --------------   -------------
   Total expenses                                     1,677               53              545              16
--------------------------------------------  --------------   --------------   --------------   -------------

Net Investment Income                                29,849              774            8,200             199
============================================  ==============   ==============   ==============   =============

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments               3,979                0              (96)             13
--------------------------------------------  --------------   --------------   --------------   -------------
Net realized gain (loss) on futures
   contracts and written options                          0                0              736            (114)
--------------------------------------------  --------------   --------------   --------------   -------------
Net realized gain (loss) on foreign
   currency transactions                                  0                0               67               0
--------------------------------------------  --------------   --------------   --------------   -------------
Net change in unrealized appreciation
   (depreciation) on investments                      7,810                0              566              79
--------------------------------------------  --------------   --------------   --------------   -------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                    0                0            3,484             172
--------------------------------------------  --------------   --------------   --------------   -------------
Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities denominated
   in foreign currencies                                  0                0              (51)              0
--------------------------------------------  --------------   --------------   --------------   -------------

   Net gain (loss)                                   11,789                0            4,706             150
--------------------------------------------  --------------   --------------   --------------   -------------

Net Increase in Assets Resulting
   from Operations                             $     41,638    $         774    $      12,906    $        349
============================================  ==============   ==============   ==============   =============

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS


$ in thousands
                                           -----------------------------------------------------------------------------
                                                      Total Return Fund                     Total Return Fund II
                                           -----------------------------------------------------------------------------
                                             Six Months Ended         Year Ended    Six Months Ended   Five months Ended
                                           September 30, 1996     March 31, 1996  September 30, 1996      March 31, 1996
                                                  (unaudited)                            (unaudited)
                                           -----------------------------------------------------------------------------
Increase (Decrease) in Net Assets from:

Operations

Net investment income                             $   363,716   $        621,582    $        14,979   $        12,231
------------------------------------------------  -------------------------------   ----------------------------------
Realized gain (loss)                                 (234,072)           254,693             (8,538)            2,375
------------------------------------------------  -------------------------------   ----------------------------------
Net change in unrealized appreciation
   (depreciation) on investments                       98,488            113,338              1,634            (4,612)
------------------------------------------------  -------------------------------   ----------------------------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                122,199           (107,079)             4,295            (6,715)
------------------------------------------------  -------------------------------   ----------------------------------
Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities denominated in foreign
   currencies                                          28,278              5,084                  0                 0
------------------------------------------------  -------------------------------   ----------------------------------
Net increase resulting from operations                378,609            887,618             12,370             3,279
================================================  ===============================   ==================================

Distributions to Shareholders

From net investment income
   Institutional Class                               (341,142)          (533,126)           (14,528)          (12,145)
------------------------------------------------  -------------------------------   ----------------------------------
   Administrative Class                                (3,782)            (3,203)              (122)              (82)
------------------------------------------------  -------------------------------   ----------------------------------
In excess of net investment income
   Institutional Class                                (18,637)           (84,779)              (326)              (11)
------------------------------------------------  -------------------------------   ----------------------------------
   Administrative Class                                  (207)              (510)                (3)                0
------------------------------------------------  -------------------------------   ----------------------------------
From net realized capital gains
   Institutional Class                                      0           (110,361)                 0            (4,011)
------------------------------------------------  -------------------------------   ----------------------------------
   Administrative Class                                     0               (772)                 0               (28)
------------------------------------------------  -------------------------------   ----------------------------------
In excess of net realized capital gains
   Institutional Class                                      0                  0                  0            (2,282)
------------------------------------------------  -------------------------------   ----------------------------------
   Administrative Class                                     0                  0                  0               (15)
------------------------------------------------  -------------------------------   ----------------------------------
Tax basis return of capital
   Institutional Class                                      0                  0                  0                 0
------------------------------------------------  -------------------------------   ----------------------------------
   Administrative Class                                     0                  0                  0                 0
------------------------------------------------  -------------------------------   ----------------------------------

   Total Distributions                               (363,768)          (732,751)           (14,979)          (18,574)
================================================  ===============================   ==================================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                              1,774,766          3,567,811             42,599            36,981
------------------------------------------------  -------------------------------   ----------------------------------
   Administrative Class                                73,049            117,173              1,055               218
------------------------------------------------  -------------------------------   ----------------------------------
Issued as reinvestment of distributions
   Institutional Class                                287,642            592,359             14,290            17,509
------------------------------------------------  -------------------------------   ----------------------------------
   Administrative Class                                 3,881              3,923                125               126
------------------------------------------------  -------------------------------   ----------------------------------
Cost of shares redeemed
   Institutional Class                               (951,321)        (1,308,591)           (67,033)          (25,812)
------------------------------------------------  -------------------------------   ----------------------------------
   Administrative Class                               (46,142)           (24,091)               (31)              (78)
------------------------------------------------  -------------------------------   ----------------------------------
Net increase (decrease) resulting from Fund
   share transactions                               1,141,875          2,948,584             (8,995)           28,944
------------------------------------------------  -------------------------------   ----------------------------------

Total Increase (Decrease) in Net Assets             1,156,716          3,103,451            (11,604)           13,649
================================================  ===============================   ==================================

Net Assets

Beginning of period                                10,352,223          7,248,772            458,903           445,254
------------------------------------------------  -------------------------------   ----------------------------------
End of period *                                   $11,508,939   $     10,352,223    $       447,299   $       458,903
------------------------------------------------  -------------------------------   ----------------------------------

*Including net overdistributed
   investment income of:                          $   (18,844)  $        (18,792)   $          (329)  $          (329)
------------------------------------------------  -------------------------------   ----------------------------------

                                                  -------------------------------------
                                                             Total Return Fund III
                                                  -------------------------------------
                                                    Six Months Ended         Year Ended
                                                  September 30, 1996     March 31, 1996
                                                         (unaudited)
                                                  -------------------------------------
Increase (Decrease) in Net Assets from:

Operations

Net investment income                                 $        4,734   $         8,158
------------------------------------------------     ----------------------------------
Realized gain (loss)                                          (3,568)            2,985
------------------------------------------------     ----------------------------------
Net change in unrealized appreciation
   (depreciation) on investments                               1,672               875
------------------------------------------------     ----------------------------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                         2,673            (1,851)
------------------------------------------------     ----------------------------------
Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities denominated in foreign
   currencies                                                    124                52
------------------------------------------------     ----------------------------------
Net increase resulting from operations                         5,635            10,219
================================================     ==================================

Distributions to Shareholders

From net investment income
   Institutional Class                                         (4,354)          (6,946)
------------------------------------------------     ----------------------------------
   Administrative Class                                            0                 0
------------------------------------------------     ----------------------------------
In excess of net investment income
   Institutional Class                                           (380)          (1,214)
------------------------------------------------     ----------------------------------
   Administrative Class                                            0                 0
------------------------------------------------     ----------------------------------
From net realized capital gains
   Institutional Class                                             0            (1,687)
------------------------------------------------     ----------------------------------
   Administrative Class                                            0                 0
------------------------------------------------     ----------------------------------
In excess of net realized capital gains
   Institutional Class                                             0                 0
------------------------------------------------     ----------------------------------
   Administrative Class                                            0                 0
------------------------------------------------     ----------------------------------
Tax basis return of capital
   Institutional Class                                             0                 0
------------------------------------------------     ----------------------------------
   Administrative Class                                            0                 0
------------------------------------------------     ----------------------------------

   Total Distributions                                        (4,734)           (9,847)
================================================     ==================================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                                        13,868            42,689
------------------------------------------------     ----------------------------------
   Administrative Class                                            0                 0
------------------------------------------------     ----------------------------------
Issued as reinvestment of distributions
   Institutional Class                                         4,550             9,384
------------------------------------------------     ----------------------------------
   Administrative Class                                            0                 0
------------------------------------------------     ----------------------------------
Cost of shares redeemed
   Institutional Class                                        (3,037)           (9,719)
------------------------------------------------     ----------------------------------
   Administrative Class                                            0                 0
------------------------------------------------     ----------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                         15,381            42,354
------------------------------------------------     ----------------------------------

Total Increase (Decrease) in Net Assets                       16,282            42,726
================================================     ==================================

Net Assets

Beginning of period                                          142,223            99,497
------------------------------------------------     ----------------------------------
End of period *                                       $      158,505   $       142,223
------------------------------------------------     ----------------------------------

*Including net overdistributed
   investment income of:                              $         (380)  $          (380)
------------------------------------------------     ----------------------------------

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

$ in thousands
                                              --------------------------------------
                                                        Low Duration Fund
                                              --------------------------------------
Increase (Decrease) in Net                      Six Months Ended          Year Ended
   Assets from:                               September 30, 1996      March 31, 1996
                                                     (unaudited)
                                              --------------------------------------
Operations
Net investment income                            $        87,699   $       171,117
--------------------------------------------     ----------------------------------
Realized gain (loss)                                     (24,476)            9,315
--------------------------------------------     ----------------------------------
Net change in unrealized appreciation
   (depreciation) on investments                          23,916            36,405
--------------------------------------------     ----------------------------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                     2,318            (1,934)
--------------------------------------------     ----------------------------------
Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities denominated in foreign
   currencies                                              1,060               302
--------------------------------------------     ----------------------------------
Net increase resulting from operations                    90,517           215,205
============================================     ==================================

Distributions to Shareholders

From net investment income
   Institutional Class                                   (82,481)         (171,057)
--------------------------------------------     ----------------------------------
   Administrative Class                                      (98)              (91)
--------------------------------------------     ----------------------------------
In excess of net investment income
   Institutional Class                                    (5,115)                0
--------------------------------------------     ----------------------------------
   Administrative Class                                       (6)                0
--------------------------------------------     ----------------------------------
From net realized capital gains
   Institutional Class                                         0                 0
--------------------------------------------     ----------------------------------
   Administrative Class                                        0                 0
--------------------------------------------     ----------------------------------
In excess of net realized capital gains
   Institutional Class                                         0                 0
--------------------------------------------     ----------------------------------
   Administrative Class                                        0                 0
--------------------------------------------     ----------------------------------
Tax basis return of capital
   Institutional Class                                         0                 0
--------------------------------------------     ----------------------------------
   Administrative Class                                        0                 0
--------------------------------------------     ----------------------------------

   Total Distributions                                   (87,700)         (171,148)
============================================     ==================================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                                   492,070         1,416,204
--------------------------------------------     ----------------------------------
   Administrative Class                                    1,838             2,678
--------------------------------------------     ----------------------------------
Issued as reinvestment of distributions
   Institutional Class                                    75,038           143,328
--------------------------------------------     ----------------------------------
   Administrative Class                                      100                83
--------------------------------------------     ----------------------------------
Cost of shares redeemed
   Institutional Class                                  (561,809)       (1,258,060)
--------------------------------------------     ----------------------------------
   Administrative Class                                     (547)             (983)
--------------------------------------------     ----------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                      6,690           303,250
--------------------------------------------     ----------------------------------

Total Increase (Decrease) in Net Assets                    9,507           347,307
============================================     ==================================

Net Assets

Beginning of period                                    2,680,110         2,332,803
--------------------------------------------     ----------------------------------
End of period *                                  $     2,689,617   $     2,680,110
--------------------------------------------     ----------------------------------

*Including net overdistributed investment
   income of:                                    $        (5,121)  $        (5,120)
--------------------------------------------     ----------------------------------

$ in thousands
                                           -----------------------------------------------------------------------------
                                                      Low Duration Fund II                     Short-Term Fund
                                           -----------------------------------------------------------------------------
Increase (Decrease) in Net                   Six Months Ended         Year Ended    Six Months Ended          Year Ended
   Assets from:                            September 30, 1996     March 31, 1996  September 30, 1996      March 31, 1996
                                                  (unaudited)                            (unaudited)
                                           -----------------------------------------------------------------------------
Operations

Net investment income                          $        8,129   $        14,123    $         3,536   $         6,228
--------------------------------------------  ----------------------------------   ----------------------------------
Realized gain (loss)                                   (2,673)              992                  7               592
--------------------------------------------  ----------------------------------   ----------------------------------
Net change in unrealized appreciation
   (depreciation) on investments                        1,586              (369)               453               701
--------------------------------------------  ----------------------------------   ----------------------------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                    472              (414)                22               (93)
--------------------------------------------  ----------------------------------   ----------------------------------
Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities denominated in foreign
   currencies                                               0                 0                102               (24)
--------------------------------------------  ----------------------------------   ----------------------------------
Net increase resulting from operations                  7,514            14,332              4,120             7,404
============================================  ==================================   ==================================

Distributions to Shareholders

From net investment income
   Institutional Class                                 (6,767)          (13,042)            (3,278)           (5,943)
--------------------------------------------  ----------------------------------   ----------------------------------
   Administrative Class                                     0                 0                (97)              (24)
--------------------------------------------  ----------------------------------   ----------------------------------
In excess of net investment income
   Institutional Class                                 (1,363)             (603)              (156)             (261)
--------------------------------------------  ----------------------------------   ----------------------------------
   Administrative Class                                     0                 0                 (5)               (1)
--------------------------------------------  ----------------------------------   ----------------------------------
From net realized capital gains
   Institutional Class                                      0                 0                  0                 0
--------------------------------------------  ----------------------------------   ----------------------------------
   Administrative Class                                     0                 0                  0                 0
--------------------------------------------  ----------------------------------   ----------------------------------
In excess of net realized capital gains
   Institutional Class                                      0                 0                  0                 0
--------------------------------------------  ----------------------------------   ----------------------------------
   Administrative Class                                     0                 0                  0                 0
--------------------------------------------  ----------------------------------   ----------------------------------
Tax basis return of capital
   Institutional Class                                      0              (479)                 0                 0
--------------------------------------------  ----------------------------------   ----------------------------------
   Administrative Class                                     0                 0                  0                 0
--------------------------------------------  ----------------------------------   ----------------------------------

   Total Distributions                                 (8,130)          (14,124)            (3,536)           (6,229)
============================================  ==================================   ==================================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                                 31,151           166,259             77,797           133,513
--------------------------------------------  ----------------------------------   ----------------------------------
   Administrative Class                                     0                 0              4,706             4,324
--------------------------------------------  ----------------------------------   ----------------------------------
Issued as reinvestment of distributions
   Institutional Class                                  7,689            13,248              3,052             4,930
--------------------------------------------  ----------------------------------   ----------------------------------
   Administrative Class                                     0                 0                  5                 0
--------------------------------------------  ----------------------------------   ----------------------------------
Cost of shares redeemed
   Institutional Class                                (34,803)          (97,282)           (55,014)         (127,940)
--------------------------------------------  ----------------------------------   ----------------------------------
   Administrative Class                                     0                 0             (6,367)             (320)
--------------------------------------------  ----------------------------------   ----------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                   4,037            82,225             24,179            14,507
--------------------------------------------  ----------------------------------   ----------------------------------

Total Increase (Decrease) in Net Assets                 3,421            82,433             24,763            15,682
============================================  ==================================   ==================================

Net Assets

Beginning of period                                   253,299           170,866            105,796            90,114
--------------------------------------------  ----------------------------------   ----------------------------------
End of period *                                $      256,720   $       253,299    $       130,559       $   105,796
--------------------------------------------  ----------------------------------   ----------------------------------

*Including net overdistributed investment
   income of:                                  $       (1,363)  $        (1,362)   $          (161)      $      (161)
--------------------------------------------  ----------------------------------   ----------------------------------

See Notes to Financial Statements

                                                       ------------------------------------     ----------------------------------
$ in thousands                                                    Long-Term U.S.
                                                                  Government Fund                          Foreign Fund
                                                       ------------------------------------     ----------------------------------
                                                           Six Months Ended      Year Ended       Six Months Ended      Year Ended
Increase (Decrease) in Net Assets from:                  September 30, 1996  March 31, 1996     September 30, 1996  March 31, 1996
                                                             (unaudited)                            (unaudited)
Operations

Net investment income                                    $            1,077  $        2,494     $            4,582  $       14,026
----------------------------------------------------   -------------------------------------  -------------------------------------
Realized gain (loss)                                                   (748)          3,539                 13,158          26,188
----------------------------------------------------   -------------------------------------  -------------------------------------
Net change in unrealized appreciation
   (depreciation) on investments                                       (248)            143                  3,627           1,524
----------------------------------------------------   -------------------------------------  -------------------------------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                                  237            (585)                  (441)         (1,652)
----------------------------------------------------   -------------------------------------  -------------------------------------
Net change in unrealized appreciation
   (depreciation) on translation of assets and
   liabilities denominated in foreign currencies                          0               0                  1,742           6,933
----------------------------------------------------   -------------------------------------  -------------------------------------
Net increase resulting from operations                                  318           5,591                 22,668          47,019
====================================================   =====================================  =====================================

Distributions to Shareholders

From net investment income
   Institutional Class                                               (1,077)         (2,372)                (4,582)         (8,030)
----------------------------------------------------   -------------------------------------  -------------------------------------
   Administrative Class                                                   0               0                      0               0
----------------------------------------------------   -------------------------------------  -------------------------------------
In excess of net investment income
   Institutional Class                                                    0            (122)                     0          (5,997)
----------------------------------------------------   -------------------------------------  -------------------------------------
   Administrative Class                                                   0               0                      0               0
----------------------------------------------------   -------------------------------------  -------------------------------------
From net realized capital gains
   Institutional Class                                                    0          (1,698)                     0          (5,828)
----------------------------------------------------   -------------------------------------  -------------------------------------
   Administrative Class                                                   0               0                      0               0
----------------------------------------------------   -------------------------------------  -------------------------------------
In excess of net realized capital gains
   Institutional Class                                                    0            (518)                     0            (685)
----------------------------------------------------   -------------------------------------  -------------------------------------
   Administrative Class                                                   0               0                      0               0
----------------------------------------------------   -------------------------------------  -------------------------------------

   Total Distributions                                               (1,077)         (4,710)                (4,582)        (20,540)
====================================================   =====================================  =====================================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                                                3,418          21,443                 57,982          79,674
----------------------------------------------------   -------------------------------------  -------------------------------------
   Administrative Class                                                   0               0                      0               0
----------------------------------------------------   -------------------------------------  -------------------------------------
Issued as reinvestment of distributions
   Institutional Class                                                  811           3,954                  3,646          17,861
----------------------------------------------------   -------------------------------------  -------------------------------------
   Administrative Class                                                   0               0                      0               0
----------------------------------------------------   -------------------------------------  -------------------------------------
Cost of shares redeemed
   Institutional Class                                              (14,121)        (26,116)              (123,296)        (98,221)
----------------------------------------------------   -------------------------------------  -------------------------------------
   Administrative Class                                                   0               0                      0               0
----------------------------------------------------   -------------------------------------  -------------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                                (9,892)           (719)               (61,668)           (686)
----------------------------------------------------   -------------------------------------  -------------------------------------

Total Increase (Decrease) in Net Assets                             (10,651)            162                (45,582)         25,793
====================================================   =====================================  =====================================

Net Assets

Beginning of period                                                  32,511          32,349                258,493         232,700
----------------------------------------------------   -------------------------------------  -------------------------------------
End of period *                                          $           21,860  $       32,511     $          214,911  $      258,493
----------------------------------------------------   -------------------------------------  -------------------------------------

*Including net undistributed (overdistributed)
investment income of:                                    $              236  $          236     $            3,281  $        3,281
----------------------------------------------------   -------------------------------------  -------------------------------------



                                                       -------------------------------------
                                                                    Global Fund
                                                       -------------------------------------
                                                          Six Months Ended       Year Ended
                                                        September 30, 1996   March 31, 1996
                                                            (unaudited)
Net investment income                                   $             3,703  $        5,776
----------------------------------------------------   -------------------------------------
Realized gain (loss)                                                  3,807           4,700
----------------------------------------------------   -------------------------------------
Net change in unrealized appreciation
   (depreciation) on investments                                      2,265            (531)
----------------------------------------------------   -------------------------------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                                  688            (620)
----------------------------------------------------   -------------------------------------
Net change in unrealized appreciation
   (depreciation) on translation of assets and
   liabilities denominated in foreign currencies                       (225)            946
----------------------------------------------------   -------------------------------------
Net increase resulting from operations                               10,238          10,271
====================================================   =====================================

Distributions to Shareholders

From net investment income
   Institutional Class                                               (3,687)         (5,778)
----------------------------------------------------   -------------------------------------
   Administrative Class                                                   0               0
----------------------------------------------------   -------------------------------------
In excess of net investment income
   Institutional Class                                                  (16)              0
----------------------------------------------------   -------------------------------------
   Administrative Class                                                   0               0
----------------------------------------------------   -------------------------------------
From net realized capital gains
   Institutional Class                                                    0          (2,136)
----------------------------------------------------   -------------------------------------
   Administrative Class                                                   0               0
----------------------------------------------------   -------------------------------------
In excess of net realized capital gains
   Institutional Class                                                    0          (1,658)
----------------------------------------------------   -------------------------------------
   Administrative Class                                                   0               0
----------------------------------------------------   -------------------------------------

   Total Distributions                                               (3,703)         (9,572)
====================================================   =====================================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                                               23,137          54,351
----------------------------------------------------   -------------------------------------
   Administrative Class                                                  25               0
----------------------------------------------------   -------------------------------------
Issued as reinvestment of distributions
   Institutional Class                                                2,930           8,928
----------------------------------------------------   -------------------------------------
   Administrative Class                                                   0               0
----------------------------------------------------   -------------------------------------
Cost of shares redeemed
   Institutional Class                                               (5,614)         (6,621)
----------------------------------------------------   -------------------------------------
   Administrative Class                                                   0               0
----------------------------------------------------   -------------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                                20,478          56,658
----------------------------------------------------   -------------------------------------

Total Increase (Decrease) in Net Assets                              27,013          57,357
====================================================   =====================================

Net Assets

Beginning of period                                                 133,833          76,476
----------------------------------------------------   -------------------------------------
End of period *                                         $           160,846  $      133,833
----------------------------------------------------   -------------------------------------

*Including net undistributed (overdistributed)
investment income of:                                   $               (16) $          (16)
----------------------------------------------------   -------------------------------------

See Notes to Financial Statements


$ in thousands
                                         ---------------------------------------------------------------------------------
                                                             High Yield Fund                      Money Market Fund
                                         ---------------------------------------------------------------------------------

                                            Six Months Ended            Year Ended    Six Months Ended  Five Months Ended
Increase (Decrease) in Net Assets from:   September 30, 1996        March 31, 1996  September 30, 1996     March 31, 1996
                                                 (unaudited)                               (unaudited)

Net investment income                          $      29,849         $      42,773         $       774         $      391
---------------------------------------------  ------------------------------------------  -------------------------------
Realized gain (loss)                                   3,979                 9,316                   0                  0
---------------------------------------------  ------------------------------------------  -------------------------------
Net change in unrealized appreciation
   (depreciation) on investments                       7,810                11,935                   0                  0
---------------------------------------------  ------------------------------------------  -------------------------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                     0                   (22)                  0                  0
---------------------------------------------  ------------------------------------------  -------------------------------
Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities denominated in foreign
   currencies                                              0                     0                   0                  0
---------------------------------------------  ------------------------------------------  -------------------------------
Net increase resulting from operations                41,638                64,002                 774                391
=============================================  ==========================================  ===============================

Distributions to Shareholders

From net investment income
   Institutional Class                               (29,747)              (42,753)               (774)              (365)
---------------------------------------------  ------------------------------------------  -------------------------------
   Administrative Class                                 (109)                  (25)                  0                (26)
---------------------------------------------  ------------------------------------------  -------------------------------
In excess of net investment income
   Institutional Class                                     0                     0                   0                  0
---------------------------------------------  ------------------------------------------  -------------------------------
   Administrative Class                                    0                     0                   0                  0
---------------------------------------------  ------------------------------------------  -------------------------------
From net realized capital gains
   Institutional Class                                     0                (2,427)                  0                  0
---------------------------------------------  ------------------------------------------  -------------------------------
   Administrative Class                                    0                     0                   0                  0
---------------------------------------------  ------------------------------------------  -------------------------------
In excess of net realized capital gains
   Institutional Class                                     0                     0                   0                  0
---------------------------------------------  ------------------------------------------  -------------------------------
   Administrative Class                                    0                     0                   0                  0
---------------------------------------------  ------------------------------------------  -------------------------------

   Total Distributions                               (29,856)              (45,205)               (774)              (391)
=============================================  ==========================================  ===============================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                               243,608               294,885              26,010             23,183
---------------------------------------------  ------------------------------------------  -------------------------------
   Administrative Class                                6,888                   998                   4                  4
---------------------------------------------  ------------------------------------------  -------------------------------
Issued as reinvestment of distributions
   Institutional Class                                28,742                43,030                 726                388
---------------------------------------------  ------------------------------------------  -------------------------------
   Administrative Class                                   72                    25                   0                  0
---------------------------------------------  ------------------------------------------  -------------------------------
Cost of shares redeemed
   Institutional Class                               (66,883)             (156,050)            (24,370)            (5,377)
---------------------------------------------  ------------------------------------------  -------------------------------
   Administrative Class                               (4,978)                  (46)                 (3)                (4)
---------------------------------------------  ------------------------------------------  -------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                207,449               182,842               2,367             18,194
---------------------------------------------  ------------------------------------------  -------------------------------

Total Increase (Decrease) in Net Assets              219,231               201,639               2,367             18,194
=============================================  ==========================================  ===============================

Net Assets

Beginning of period                                  537,990              336,351               25,945              7,751
---------------------------------------------  ------------------------------------------  -------------------------------
End of period *                                $     757,221        $     537,990          $    28,312       $     25,945
---------------------------------------------  ------------------------------------------  -------------------------------

*Including net undistributed (overdistributed)
investment income of:                          $       3,597        $       3,604          $         0       $          0
---------------------------------------------  ------------------------------------------  -------------------------------

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (Cont.)

$ in thousands
                                         ---------------------------------------------------------------------------------
                                                              StocksPLUS                             Strategic
                                                                  Fund                              Balanced Fund
                                         ---------------------------------------------------------------------------------

                                                Six Months Ended              Year Ended     Period from June 28, 1996
Increase (Decrease) in Net Assets from:       September 30, 1996          March 31, 1996         to September 30, 1996
                                                     (unaudited)                                           (unaudited)


Net investment income                            $         8,200        $         11,933              $            199
---------------------------------------------  -------------------------------------------------  ---------------------
Realized gain (loss)                                         707                   9,202                          (101)
---------------------------------------------  -------------------------------------------------  ---------------------
Net change in unrealized appreciation
   (depreciation) on investments                             566                      28                            79
---------------------------------------------  -------------------------------------------------  ---------------------
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options                                     3,484                   (766)                           172
---------------------------------------------  -------------------------------------------------  ---------------------
Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities denominated in foreign
   currencies                                                (51)                     0                              0
---------------------------------------------  -------------------------------------------------  ---------------------
Net increase resulting from operations                    12,906                 20,397                            349
=============================================  =================================================  =====================

Distributions to Shareholders

From net investment income
   Institutional Class                                    (6,253)                (8,982)                             0
---------------------------------------------  ------------------------------------------------  ----------------------
   Administrative Class                                        0                      0                              0
---------------------------------------------  ------------------------------------------------  ----------------------
In excess of net investment income
   Institutional Class                                         0                      0                              0
---------------------------------------------  ------------------------------------------------  ----------------------
   Administrative Class                                        0                      0                              0
---------------------------------------------  ------------------------------------------------  ----------------------
From net realized capital gains
   Institutional Class                                         0                 (9,224)                             0
---------------------------------------------  ------------------------------------------------  ----------------------
   Administrative Class                                        0                      0                              0
---------------------------------------------  ------------------------------------------------  ----------------------
In excess of net realized capital gains
   Institutional Class                                         0                   (251)                             0
---------------------------------------------  ------------------------------------------------  ----------------------
   Administrative Class                                        0                      0                              0
---------------------------------------------  ------------------------------------------------  ----------------------

   Total Distributions                                    (6,253)               (18,457)                             0
=============================================  ================================================  ======================

Fund Share Transactions

Receipts for shares sold
   Institutional Class                                    31,936                114,561                         10,029
---------------------------------------------  ------------------------------------------------  ----------------------
   Administrative Class                                        0                      0                              0
---------------------------------------------  ------------------------------------------------  ----------------------
Issued as reinvestment of distributions
   Institutional Class                                     5,586                 17,428                              0
---------------------------------------------  ------------------------------------------------  ----------------------
   Administrative Class                                        0                      0                              0
---------------------------------------------  ------------------------------------------------  ----------------------
Cost of shares redeemed
   Institutional Class                                   (14,744)               (28,558)                             0
---------------------------------------------  ------------------------------------------------  ----------------------
   Administrative Class                                        0                      0                              0
---------------------------------------------  ------------------------------------------------  ----------------------
Net increase (decrease) resulting from Fund
   share transactions                                     22,778                103,431                         10,029
---------------------------------------------  ------------------------------------------------  ----------------------

Total Increase (Decrease) in Net Assets                   29,431                105,371                         10,378
=============================================  ================================================  =====================

Net Assets

Beginning of period                                      151,869                 46,498                              0
---------------------------------------------  ------------------------------------------------  ----------------------
End of period *                                         $181,300               $151,869                 $       10,378
---------------------------------------------  ------------------------------------------------  ----------------------

*Including net undistributed (overdistributed)
investment income of:                                   $   3,709                $1,762                $           199
---------------------------------------------  ------------------------------------------------  ----------------------

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

                               -----------------------------------------------------------------------------------------------
Selected Per Share Data                                  Net Realized/
for the Year or Period Ended:   Net Asset                 Unrealized   Total Income   Dividends   Dividends in   Distributions
                                  Value          Net         Gain          from       from Net    Excess of Net    from Net
                               Beginning of  Investment   (Loss) on     Investment   Investment    Investment      Realized
                                  Period       Income    Investments    Operations     Income        Income      Capital Gains
                               -----------------------------------------------------------------------------------------------
Total Return Fund
Institutional Class
09/30/96 (a)                   $   10.29     $   0.34    $    0.00     $    0.34     $  (0.32)    $   (0.02)      $   0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/96                           10.02         0.81         0.29          1.10        (0.61)        (0.10)         (0.12)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/95                           10.25         0.64        (0.24)         0.40        (0.56)        (0.05)          0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/94                           10.91         0.68        (0.16)         0.52        (0.71)        (0.15)         (0.30)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/93                           10.46         0.76         0.76          1.52        (0.76)         0.00          (0.31)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/92                           10.15         0.86         0.60          1.46        (0.86)         0.00          (0.29)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------

Administrative Class
09/30/96 (a)                       10.29         0.33         0.00          0.33        (0.31)        (0.02)          0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/96                           10.01         0.80         0.29          1.09        (0.60)        (0.09)         (0.12)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
09/07/94 - 03/31/95                10.00         0.31         0.06          0.37        (0.32)        (0.03)          0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------

Total Return Fund II
Institutional Class
09/30/96 (a)                   $    9.89     $   0.31    $   (0.04)    $    0.27     $  (0.30)    $   (0.01)      $   0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
11/01/95 - 03/31/96                10.21         0.25        (0.17)         0.08        (0.26)         0.00          (0.09)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
10/31/95 (b)                        9.39         0.69         0.76          1.45        (0.62)         0.00          (0.01)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
10/31/94 (b)                       10.38         0.51        (0.88)        (0.37)       (0.51)         0.00          (0.05)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
10/31/93 (b)                        9.99         0.61         0.74          1.35        (0.61)         0.00          (0.35)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
12/30/91 - 10/31/92 (b)            10.00         0.49         0.23          0.72        (0.49)         0.00          (0.24)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------

Administrative Class
09/30/96 (a)                        9.89         0.30        (0.04)         0.26        (0.30)         0.00           0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
11/01/95 - 03/31/96                10.22         0.24        (0.17)         0.07        (0.26)         0.00          (0.09)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
11/30/94 - 10/31/95 (b)             9.34         0.56         0.88          1.44        (0.55)         0.00          (0.01)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------

Total Return Fund III
09/30/96 (a)                   $    9.13     $   0.29    $    0.03     $    0.32     $  (0.26)    $   (0.02)      $   0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/96                            8.99         0.72         0.17          0.89        (0.54)        (0.09)         (0.12)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/95                            9.18         0.59        (0.16)         0.43        (0.52)        (0.02)          0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/94                            9.81         0.59        (0.03)         0.56        (0.66)        (0.12)         (0.20)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/93                           10.31         0.64         0.75          1.39        (0.64)         0.00          (1.25)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
05/01/91 - 03/31/92                10.00         0.63         0.58          1.21        (0.63)         0.00          (0.27)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------

Low Duration Fund
Institutional Class
09/30/96 (a)                   $    9.95     $   0.33    $    0.01     $    0.34     $ (0.31)     $   (0.02)      $   0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/96                            9.76         0.66         0.21          0.87        (0.68)         0.00           0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/95                           10.04         0.65        (0.30)         0.35        (0.54)         0.00           0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/94                           10.30         0.62        (0.16)         0.46        (0.64)        (0.03)         (0.05)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/93                           10.20         0.75         0.22          0.97        (0.74)         0.00          (0.13)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/92                           10.02         0.83         0.25          1.08        (0.82)         0.00          (0.08)
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------

Administrative Class
09/30/96 (a)                        9.95         0.31         0.01          0.32       (0.30)         (0.01)          0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
03/31/96                            9.76         0.63         0.21          0.84        (0.65)         0.00           0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------
12/31/94 - 03/31/95                 9.67         0.18         0.07          0.25        (0.14)         0.00           0.00
---------------------------    -----------   ----------  -----------   -----------   ----------   -----------    -----------

+ Annualized
(a) Unaudited
(b) Audited by other independent accountants.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Per Share Data
for the Year or Period Ended:

                          ----------------------------------------------------------------------------------------------------
                                                                                                            Ratio
                                                                                                           of Net
                       Distributions                                                          Ratio of   Investment
                         in Excess     Tax                     Net                  Net       Expenses     Income
                          of Net      Basis                   Asset               Assets         to          to
                         Realized     Return                  Value                 End        Average     Average   Portfolio
                          Capital       of        Total       End of   Total     of Period       Net         Net     Turnover
                           Gains     Capital  Distributions   Period   Return     (000's)      Assets      Assets      Rate
                          ----------------------------------------------------------------------------------------------------
Total Return Fund
Institutional Class
09/30/96 (a)              $   0.00   $   0.00   $  (0.34)  $   10.29     3.41%  $11,373,400     0.43%+     6.72%+     89.71%
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/96                      0.00       0.00      (0.83)      10.29    11.14    10,247,605     0.42       6.85      221.13
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/95                      0.00      (0.02)     (0.63)      10.02     4.22     7,239,735     0.41       6.72       98.48
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/94                     (0.02)      0.00      (1.18)      10.25     4.55     5,008,160     0.41       6.27      176.74
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/93                      0.00       0.00      (1.07)      10.91    15.29     3,155,441     0.43       7.07       89.95
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/92                      0.00       0.00      (1.15)      10.46    14.90     1,813,935     0.46       8.18      110.46
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------

Administrative Class
09/30/96 (a)                  0.00       0.00      (0.33)      10.29     3.28       135,539     0.68 +     6.64 +     89.71
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/96                      0.00       0.00      (0.81)      10.29    10.99       104,618     0.68       6.64      221.13
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
09/07/94 - 03/31/95           0.00      (0.01)     (0.36)      10.01     3.76         9,037     0.66 +     6.54 +     98.48
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------

Total Return Fund II
Institutional Class
09/30/96 (a)              $   0.00   $   0.00   $  (0.31)  $    9.85     2.86%  $   442,834     0.50%+     6.43%+    151.18%
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
11/01/95 - 03/31/96          (0.05)      0.00      (0.40)       9.89     0.78       455,583     0.51 +     6.36 +     73.18
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
10/31/95 (b)                  0.00       0.00      (0.63)      10.21    15.96       442,091     0.50       6.47       41.05
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
10/31/94 (b)                  0.00      (0.06)     (0.62)       9.39    (3.58)      357,900     0.50       5.22       99.46
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
10/31/93 (b)                  0.00       0.00      (0.96)      10.38    13.79       371,260     0.50       5.38       49.71
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
12/30/91 - 10/31/92 (b)       0.00       0.00      (0.73)       9.99     7.52       287,113     0.50 +     5.83 +    133.61
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------

Administrative Class
09/30/96 (a)                  0.00       0.00      (0.30)       9.85     2.73         4,465     0.75 +     6.15 +    151.18
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
11/01/95 - 03/31/96          (0.05)      0.00      (0.40)       9.89     0.57         3,320     0.76 +     6.06 +     73.18
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
11/30/94 - 10/31/95 (b)       0.00       0.00      (0.56)      10.22    15.92         3,163     0.76 +     6.22 +     40.91
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------

Total Return Fund III
09/30/96 (a)              $   0.00   $   0.00   $  (0.28)  $    9.17     3.63%  $   158,505     0.50%+     6.28%+     74.95%
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/96                      0.00       0.00      (0.75)       9.13    10.06       142,223     0.50       6.82      176.97
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/95                      0.00      (0.08)     (0.62)       8.99     4.92        99,497     0.50       6.95      145.98
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/94                     (0.21)      0.00      (1.19)       9.18     5.64        97,522     0.50       6.00       95.21
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/93                      0.00       0.00      (1.89)       9.81    14.47        65,349     0.51       6.06      161.38
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
05/01/91 - 03/31/92           0.00       0.00      (0.90)      10.31    13.61 +      47,908     0.60 +     6.75 +    521.14
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------

Low Duration Fund
Institutional Class
09/30/96 (a)              $   0.00   $   0.00   $  (0.33)  $    9.96     3.46%  $ 2,685,682     0.43%+     6.60%+    114.52%
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/96                      0.00       0.00      (0.68)       9.95     9.13     2,677,574     0.42       6.88      208.79
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/95                      0.00      (0.09)     (0.63)       9.76     3.60     2,332,032     0.41       6.46       77.14
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/94                      0.00       0.00      (0.72)      10.04     4.56     2,298,255     0.43       6.05       42.69
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/93                      0.00       0.00      (0.87)      10.30     9.91     1,403,594     0.45       7.21       67.51
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/92                      0.00       0.00      (0.90)      10.20    11.30       906,650     0.50       8.08       37.21
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------

Administrative Class
09/30/96 (a)                  0.00       0.00      (0.31)       9.96     3.33         3,935     0.68 +     6.40 +    114.52
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
03/31/96                      0.00       0.00      (0.65)       9.95     8.83         2,536     0.69       6.73      208.79
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------
12/31/94 - 03/31/95           0.00      (0.02)     (0.16)       9.76     2.53           771     0.66 +     6.93 +     77.14
------------------------  --------   --------   --------   ---------   ------   -----------   ------   --------   ---------


+   Annualized
(a) Unaudited
(b) Audited by other independent accountants.

See Notes to Financial Statements

Selected Per Share Data             ---------     ----------  ------------- ------------   ----------   ------------   -------------
for the Year or Period Ended:                                 Net Realized/
                                    Net Asset                  Unrealized   Total Income   Dividends    Dividends in   Distributions
                                     Value            Net         Gain         from         from Net    Excess of Net    from Net
                                    Beginning     Investment   (Loss) on     Investment    Investment    Investment      Realized
                                    of Period       Income    Investments    Operations      Income        Income      Capital Gains
                                    ---------     ----------  -----------   ------------   ----------   -------------  -------------
Low Duration Fund II
09/30/96 (a)                        $   9.82      $   0.32    $   (0.02)      $   0.30     $  (0.26)     $   (0.06)     $   0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/96                                9.77          0.66         0.04           0.70        (0.60)         (0.03)         0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/95                                9.94          0.62        (0.16)          0.46        (0.58)         (0.03)         0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/94                               10.25          0.60        (0.28)          0.32        (0.58)          0.00         (0.05)
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/93                               10.04          0.63         0.25           0.88        (0.64)          0.00         (0.03)
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
11/01/91 - 03/31/92                    10.00          0.28         0.03           0.31        (0.27)          0.00          0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------

Short-Term Fund
Institutional Class
09/30/96 (a)                        $   9.92      $   0.30    $    0.05       $   0.35     $  (0.29)     $   (0.01)     $   0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/96                                9.79          0.69         0.12           0.81        (0.65)         (0.03)         0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/95                                9.92          0.56        (0.13)          0.43        (0.55)         (0.01)         0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/94                               10.03          0.48        (0.12)          0.36        (0.47)          0.00          0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/93                               10.01          0.37         0.02           0.39        (0.37)          0.00          0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/92                               10.02          0.55         0.00           0.55        (0.55)          0.00         (0.01)
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------

Administrative Class
09/30/96 (a)                            9.92          0.29         0.05           0.34        (0.28)         (0.01)         0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
02/01/96 - 03/31/96                     9.98          0.11        (0.07)          0.04        (0.10)          0.00          0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------

Long-Term U.S. Government Fund
09/30/96 (a)                        $   9.96      $   0.38    $   (0.23)      $   0.15     $  (0.35)     $    0.00      $   0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/96                                9.85          0.83         0.66           1.49        (0.68)         (0.04)        (0.50)
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/95                                9.96          0.60        (0.09)          0.51        (0.60)         (0.02)         0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/94                               11.36          0.62        (0.06)          0.56        (1.05)         (0.04)        (0.70)
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/93                               10.82          0.70         1.66           2.36        (0.70)          0.00         (1.12)
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
07/01/91 - 03/31/92                    10.00          0.64         0.85           1.49        (0.64)          0.00         (0.03)
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------

Foreign Fund
09/30/96 (a)                        $  10.50      $   0.26    $    0.84       $   1.10     $  (0.22)     $    0.00      $   0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/96                                9.38          0.96         1.03           1.99        (0.34)         (0.25)        (0.25)
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/95                               10.18          0.38        (0.57)         (0.19)        0.00           0.00          0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/94                               10.34          0.55         0.27           0.82        (0.55)          0.00         (0.06)
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
12/03/92 - 03/31/93                    10.00          0.16         0.34           0.50        (0.16)          0.00          0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------

Global Fund
Institutional Class
09/30/96 (a)                        $  10.05      $   0.25    $    0.43       $   0.68     $  (0.25)     $    0.00      $   0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/96                                9.87          0.45         0.72           1.17        (0.61)          0.00         (0.21)
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
03/31/95                                9.85          0.69        (0.14)          0.55        (0.29)         (0.24)         0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------
11/23/93 - 03/31/94                    10.00          0.16        (0.15)          0.01        (0.16)          0.00          0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------

Administrative Class
08/01/96 - 09/30/96 (a)                10.28          0.08         0.20           0.28        (0.08)          0.00          0.00
---------------------------------   ----------    ----------  ------------    ----------   -----------   ------------   ----------

+ Annualized
(a) Unaudited

See Notes to Financial Statements

Selected Per Share Data
for the Year or Period Ended:

                                   -------------------------------------------------------------------------------------------------
                                                                                                                   Ratio
                                 Distributions                                                                    of Net
                                   in Excess   Tax                    Net                 Net        Ratio of    Investment
                                    of Net    Basis                  Asset              Assets      Expenses to  Income to
                                   Realized  Return                  Value              End of        Average     Average   Porfolio
                                    Capital    of         Total      End of  Total      Period          Net         Net     Turnover
                                     Gains   Capital  Distributions  Period  Return     (000's)       Assets       Assets     Rate
                                   -------------------------------------------------------------------------------------------------
Low Duration Fund II
09/30/96 (a)                        $0.00     $0.00     $(0.32)     $9.80     3.09%     $256,720      0.50%+      6.42%+     147.94%
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/96                             0.00     (0.02)     (0.65)      9.82     7.30       253,299      0.48        6.61       225.02
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/95                             0.00     (0.02)     (0.63)      9.77     4.80       170,866      0.47        6.35       102.43
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/94                             0.00      0.00      (0.63)      9.94     3.15       141,411      0.50        5.73        53.78
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/93                             0.00      0.00      (0.67)     10.25     8.95       101,025      0.50        6.16        95.33
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
11/01/91 - 03/31/92                  0.00      0.00      (0.27)     10.04     7.72 +      31,027      0.51 +      6.80 +      12.57
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------

Short-Term Fund
Institutional Class
09/30/96 (a)                        $0.00     $0.00     $(0.30)    $ 9.97     3.63%     $128,198      0.45%+      6.28%+      56.87%
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/96                             0.00      0.00      (0.68)      9.92     8.49       101,797      0.58        6.86       214.78
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/95                             0.00      0.00      (0.56)      9.79     4.46        90,114      0.50        5.67        79.30
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/94                             0.00      0.00      (0.47)      9.92     3.66        73,176      0.50        4.87        45.81
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/93                             0.00      0.00      (0.37)     10.03     3.94        46,905      0.50        3.67        54.50
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/92                             0.00      0.00      (0.56)     10.01     5.66        44,172      0.50        5.52        94.62
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------

Administrative Class
09/30/96 (a)                         0.00      0.00      (0.29)      9.97     3.50         2,361      0.70 +      6.08 +      56.87
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
02/01/96 - 03/31/96                  0.00      0.00      (0.10)      9.92     0.41         3,999      0.52 +      4.44 +     214.78
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------

Long-Term U.S. Government Fund
09/30/96 (a)                        $0.00     $0.00     $(0.35)     $9.76     1.61%     $ 21,860      0.50%+      7.43%+     152.18%
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/96                            (0.16)     0.00      (1.38)      9.96    14.83        32,511      0.56        6.80       238.32
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/95                             0.00      0.00      (0.62)      9.85     5.50        32,349      0.50        6.62        88.92
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/94                            (0.17)     0.00      (1.96)      9.96     4.13        25,978      0.50        5.37        97.67
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/93                             0.00      0.00      (1.82)     11.36    23.42       22,946       0.50        6.16       320.08
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
07/01/91 - 03/31/92                  0.00      0.00      (0.67)     10.82    20.57 +      15,900      0.50 +      7.91 +     427.81
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------

Foreign Fund
09/30/96 (a)                        $0.00     $0.00     $(0.22)    $11.38    10.59%     $214,911      0.48%+      4.00%+     518.75%
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/96                            (0.03)     0.00      (0.87)     10.50    21.80       258,493      0.52        5.83     1,233.71
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/95                             0.00     (0.61)     (0.61)      9.38    (1.85)      232,700      0.47        6.44       299.45
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/94                            (0.37)     0.00      (0.98)     10.18     7.79       498,521      0.54        5.12       260.34
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
12/03/92 - 03/31/93                  0.00      0.00      (0.16)     10.34    16.23 +     178,895      0.65 +      4.97 +     122.55
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------

Global Fund
Institutional Class
09/30/96 (a)                        $0.00     $0.00     $(0.25)    $10.48     6.91%     $160,821      0.55%+      4.99%+     453.28%
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/96                            (0.17)     0.00      (0.99)     10.05    12.04       133,833      0.58        5.88     1,082.91
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
03/31/95                             0.00      0.00      (0.53)      9.87    10.35        76,476      0.64        5.59       461.48
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------
11/23/93 - 03/31/94                  0.00      0.00      (0.16)      9.85     0.08        40,485      0.50 +      4.55 +     132.41
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------

Administrative Class
08/01/96 - 09/30/96 (a)              0.00      0.00      (0.08)     10.48     3.22            25      0.80 +      1.02 +     453.28
-------------------------------   --------  --------  ---------  ---------  -------  -----------   ---------  ----------  ----------

+   Annualized
(a) Unaudited

See Notes to Financial Statements

                               --------------------------------------------------------------------------------------------------
Selected Per Share Data                                  Net Realized/
for the Year or Period Ended:   Net Asset                   Unrealized   Total Income   Dividends    Dividends in  Distributions
                                  Value          Net           Gain         from        from Net     Excess of Net   from Net
                               Beginning of  Investment     (Loss) on    Investment    Investment     Investment     Realized
                                  Period       Income      Investments   Operations      Income         Income     Capital Gains
                               --------------------------------------------------------------------------------------------------
High Yield Fund
Institutional Class
09/30/96 (a)                   $   10.94     $    0.46     $    0.19     $    0.65     $   (0.48)    $    0.00     $     0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
03/31/96                           10.42          1.04          0.54          1.58         (1.01)         0.00          (0.05)
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
03/31/95                           10.52          0.99         (0.12)         0.87         (0.93)        (0.02)          0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
03/31/94                           10.41          0.90          0.18          1.08         (0.90)         0.00          (0.07)
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
12/16/92 - 03/31/93                10.00          0.24          0.41          0.65         (0.24)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------

Administrative Class
09/30/96 (a)                       10.94          0.45          0.19          0.64         (0.47)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
03/31/96                           10.41          1.02(c)       0.54(c)       1.56         (0.98)         0.00          (0.05)
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
01/16/95 - 03/31/95                10.14          0.23          0.25          0.48         (0.21)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------

Money Market Fund
Institutional Class
09/30/96 (a)                   $    1.00     $    0.03     $    0.00     $    0.03     $   (0.03)    $    0.00     $     0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
11/01/95 - 03/31/96                 1.00          0.02          0.00          0.02         (0.02)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
10/31/95 (b)                        1.00          0.06          0.00          0.06         (0.06)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
10/31/94 (b)                        1.00          0.03          0.00          0.03         (0.03)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
10/31/93 (b)                        1.00          0.03          0.00          0.03         (0.03)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
10/31/92 (b)                        1.00          0.04          0.00          0.04         (0.04)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
03/01/91 - 10/31/91 (b)             1.00          0.04          0.00          0.04         (0.04)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------

Administrative Class
09/30/96 (a)                        1.00          0.02          0.00          0.02         (0.02)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
11/01/95 - 03/31/96                 1.00          0.02          0.00          0.02         (0.02)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
01/24/95 - 10/31/95 (b)             1.00          0.05          0.00          0.05         (0.05)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------

StocksPLUS Fund
09/30/96 (a)                   $   11.16     $    0.53     $    0.33     $    0.86     $   (0.42)    $    0.00     $     0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
03/31/96                           10.48          0.91          2.48          3.39         (1.05)         0.00          (1.62)
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
03/31/95                            9.52          1.03          0.69          1.72         (0.76)         0.00           0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------
05/14/93 - 03/31/94                10.00          0.34          0.10          0.44         (0.34)        (0.01)         (0.10)
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------

Strategic Balanced Fund
06/28/96 - 09/30/96 (a)        $   10.00     $    0.20     $    0.15     $    0.35     $    0.00     $    0.00     $     0.00
-----------------------------  ------------  ------------  ------------  ------------  ------------  ------------  -------------

+ Annualized
(a) Unaudited
(b) Audited by other independent accountants.
(c) Per share amounts based on average number of shares outstanding during the period.

See Notes to Financial Statements

                                                     --------------------------------------------------------------------------
Selected Per Share Data                              Distributions
for the Year or Period Ended:                        in Excess of      Tax Basis                     Net Asset
                                                     Net Realized      Return of       Total         Value End
                                                     Capital Gains      Capital     Distributions    of Period     Total Return
                                                     --------------------------------------------------------------------------
High Yield Fund
Institutional Class
09/30/96 (a)                                         $     0.00        $     0.00   $     (0.48)     $     11.11          6.17%
--------------------------------------------------   --------------------------------------------------------------------------
03/31/96                                                   0.00              0.00         (1.06)           10.94         15.70
--------------------------------------------------   --------------------------------------------------------------------------
03/31/95                                                  (0.02)             0.00         (0.97)           10.42          8.81
--------------------------------------------------   --------------------------------------------------------------------------
03/31/94                                                   0.00              0.00         (0.97)           10.52         10.65
--------------------------------------------------   --------------------------------------------------------------------------
12/16/92 - 03/31/93                                        0.00              0.00         (0.24)           10.41         24.43+
--------------------------------------------------   --------------------------------------------------------------------------

Administrative Class
09/30/96 (a)                                               0.00              0.00         (0.47)           11.11          6.04
--------------------------------------------------   --------------------------------------------------------------------------
03/31/96                                                   0.00              0.00         (1.03)           10.94         15.54
--------------------------------------------------   --------------------------------------------------------------------------
01/16/95 - 03/31/95                                        0.00              0.00         (0.21)           10.41          4.66
--------------------------------------------------   --------------------------------------------------------------------------

Money Market Fund
Institutional Class
09/30/96 (a)                                         $     0.00        $     0.00   $     (0.03)     $     1.00           2.61%
--------------------------------------------------   --------------------------------------------------------------------------
11/01/95 - 03/31/96                                        0.00              0.00         (0.02)           1.00           2.58
--------------------------------------------------   --------------------------------------------------------------------------
10/31/95 (b)                                               0.00              0.00         (0.06)           1.00           5.67
--------------------------------------------------   --------------------------------------------------------------------------
10/31/94 (b)                                               0.00              0.00         (0.03)           1.00           3.53
--------------------------------------------------   --------------------------------------------------------------------------
10/31/93 (b)                                               0.00              0.00         (0.03)           1.00           2.83
--------------------------------------------------   --------------------------------------------------------------------------
10/31/92 (b)                                               0.00              0.00         (0.04)           1.00           3.85
--------------------------------------------------   --------------------------------------------------------------------------
03/01/91 - 10/31/91 (b)                                    0.00              0.00         (0.04)           1.00           3.78
--------------------------------------------------   --------------------------------------------------------------------------

Administrative Class
09/30/96 (a)                                               0.00              0.00         (0.02)           1.00           2.49
--------------------------------------------------   --------------------------------------------------------------------------
11/01/95 - 03/31/96                                        0.00              0.00         (0.02)           1.00           2.47
--------------------------------------------------   --------------------------------------------------------------------------
01/24/95 - 10/31/95 (b)                                    0.00              0.00         (0.05)           1.00           4.21
--------------------------------------------------   --------------------------------------------------------------------------

StocksPLUS Fund
09/30/96 (a)                                         $     0.00        $     0.00   $     (0.42)     $     11.60          7.78%
--------------------------------------------------   --------------------------------------------------------------------------
03/31/96                                                  (0.04)             0.00         (2.71)           11.16         34.07
--------------------------------------------------   --------------------------------------------------------------------------
03/31/95                                                   0.00              0.00         (0.76)           10.48         18.64
--------------------------------------------------   --------------------------------------------------------------------------
05/14/93 - 03/31/94                                       (0.47)             0.00         (0.92)            9.52          1.55
--------------------------------------------------   --------------------------------------------------------------------------

Strategic Balanced Fund
06/28/96 - 09/30/96 (a)                              $     0.00        $     0.00   $      0.00      $     10.35          3.50%
--------------------------------------------------   --------------------------------------------------------------------------
                                                     --------------------------------------------------------------------------
Selected Per Share Data                                                                  Ratio of Net
for the Year or Period Ended:                                             Ratio of        Investment
                                                      Net Assets         Expenses to      Income to       Portfolio
                                                     End of Period       Average Net     Average Net      Turnover
                                                       (000's)             Assets          Assets           Rate
                                                     --------------------------------------------------------------------------
High Yield Fund
Institutional Class
09/30/96 (a)                                         $  754,183              0.50%+        9.00%+          28.20%
--------------------------------------------------   --------------------------------------------------------------------------
03/31/96                                                536,983              0.47          9.28            65.79
--------------------------------------------------   --------------------------------------------------------------------------
03/31/95                                                336,310              0.48          9.37            77.60
--------------------------------------------------   --------------------------------------------------------------------------
03/31/94                                                219,976              0.50          8.40           112.40
--------------------------------------------------   --------------------------------------------------------------------------
12/16/92 - 03/31/93                                      24,069              0.50+         8.24+           29.74
--------------------------------------------------   --------------------------------------------------------------------------

Administrative Class
09/30/96 (a)                                              3,038              0.75+         8.56+           28.20
--------------------------------------------------   --------------------------------------------------------------------------
03/31/96                                                  1,007              0.80          9.16            65.79
--------------------------------------------------   --------------------------------------------------------------------------
01/16/95 - 03/31/95                                          41              0.73+        10.12+           77.60
--------------------------------------------------   --------------------------------------------------------------------------

Money Market Fund
Institutional Class
09/30/96 (a)                                         $   28,300              0.35%+        5.15%+           N/A
--------------------------------------------------   --------------------------------------------------------------------------
11/01/95 - 03/31/96                                      25,935              0.33+         5.44+            N/A
--------------------------------------------------   --------------------------------------------------------------------------
10/31/95 (b)                                              7,741              0.40          5.53             N/A
--------------------------------------------------   --------------------------------------------------------------------------
10/31/94 (b)                                              7,454              0.40          3.52             N/A
--------------------------------------------------   --------------------------------------------------------------------------
10/31/93 (b)                                              5,836              0.40          2.78             N/A
--------------------------------------------------   --------------------------------------------------------------------------
10/31/92 (b)                                              7,817              0.40          4.02             N/A
--------------------------------------------------   --------------------------------------------------------------------------
03/01/91 - 10/31/91 (b)                                  45,406              0.53+          5.2             N/A
--------------------------------------------------   --------------------------------------------------------------------------

Administrative Class
09/30/96 (a)                                                 12              0.60+         5.00+            N/A
--------------------------------------------------   --------------------------------------------------------------------------
11/01/95 - 03/31/96                                          10              0.61+         5.95+            N/A
--------------------------------------------------   --------------------------------------------------------------------------
01/24/95 - 10/31/95 (b)                                      10              0.68+         5.94+            N/A
--------------------------------------------------   --------------------------------------------------------------------------

StocksPLUS Fund
09/30/96 (a)                                         $  181,300              0.65%+        9.89%+          27.29%
--------------------------------------------------   --------------------------------------------------------------------------
03/31/96                                                151,869              0.70         15.23           101.67
--------------------------------------------------   --------------------------------------------------------------------------
03/31/95                                                 46,498              0.50         11.89           176.98
--------------------------------------------------   --------------------------------------------------------------------------
05/14/93 - 03/31/94                                      14,330              0.50+         4.00+           33.29
--------------------------------------------------   --------------------------------------------------------------------------

Strategic Balanced Fund
06/28/96 - 09/30/96 (a)                              $   10,378              0.64%+        7.73%+          36.75%
--------------------------------------------------   --------------------------------------------------------------------------

+ Annualized
(a) Unaudited
(b) Audited by other independent accountants.
(c) Per share amounts based on average number of shares outstanding during the period.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
Total Return Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 Corporate Bonds and Notes - 17.6%
--------------------------------------------------------------------------------
Banking and Finance - 8.0%

ABN AMRO Bank N.V.
   7.750% due 05/15/23                              $      200   $      201
Ahmanson (H.F.) & Co.
   6.000% due 03/27/97                                  25,000       25,015
Associates Corp. of North America
   6.875% due 01/15/97                                   1,000        1,003
   9.700% due 05/01/97                                     450          460
   6.125% due 02/01/98                                   1,475        1,474
   8.800% due 08/01/98                                     600          625
   6.250% due 03/15/99                                     700          697
   7.500% due 05/15/99                                     700          716
   6.750% due 10/15/99                                      90           90
AT&T Capital Corp.
   6.990% due 10/04/96                                   5,000        5,004
   5.940% due 04/18/97                                  50,000       50,035
   6.690% due 05/09/97                                  25,000       25,136
   7.350% due 03/02/98                                   6,000        6,090
Avco Financial Services
   7.375% due 08/15/01                                     300          306
Bancomer
   8.000% due 07/07/98                                   7,000        6,965
Banesto
   8.250% due 07/28/02                                  28,900       30,235
BankAmerica Corp.
   7.500% due 10/15/02                                   1,000        1,024
Bankers Trust
   7.250% due 11/01/96                                   1,050        1,051
   8.000% due 03/15/97                                     250          252
   8.625% due 04/01/18                                     214          219
Banponce Corp.
   8.170% due 12/09/96                                  25,000       25,098
   5.938% due 03/19/97 (d)                              25,000       25,027
   8.040% due 11/24/97                                   9,000        9,179
Barclays American Corp.
   9.125% due 12/01/97                                     350          361
Beneficial Corp.
   8.930% due 12/16/96                                     500          504
   6.210% due 09/11/97                                     145          145
   9.600% due 10/16/98                                     250          264
Canadian Pacific Securities Ltd.
   9.450% due 08/01/21                                   2,750        3,133
Capital One Bank
   8.330% due 02/10/97                                   1,020        1,029
Chemical Banking Corp.
   6.125% due 11/01/08                                     400          358
Chrysler Financial Corp.
   8.125% due 12/15/96                                  13,000       13,063
   5.080% due 01/24/97                                   5,000        4,995
   8.070% due 01/30/97                                   4,000        4,033
   8.100% due 02/03/97                                  31,900       32,173
   7.110% due 03/21/97                                   2,500        2,517
   8.420% due 02/01/99                                     695          722
   8.460% due 01/19/00                                     700          735
Citicorp
   8.750% due 11/01/96                                   5,000        5,011
   5.513% due 01/30/98 (d)                               7,000        6,990
   8.750% due 02/15/98                                   9,000        9,293
   5.688% due 05/29/98 (d)                              21,600       21,570
Coleman Holdings
   0.000% due 05/27/98 (h)                               7,349        6,339
Commercial Credit
   6.000% due 06/15/00                                     300          293
Den Danske Bank
   6.850% due 06/23/00 (d)                               4,500        4,531
First Chicago Corp.
   8.200% due 11/15/96                                   5,000        5,014
First Interstate Bancorp
  12.750% due 05/01/97                                   1,250        1,298
   5.881% due 06/25/97 (d)                               5,000        5,009
   8.875% due 01/01/09                                     374          384
First Security Bank
   7.450% due 11/15/96                                  34,000       34,088
Ford Motor Credit Corp.
   7.875% due 01/15/97                                   1,000        1,006
   9.350% due 05/14/97                                   1,000        1,021
   8.000% due 12/01/97                                     260          265
   7.240% due 04/01/98                                  11,000       11,144
   6.170% due 11/09/98 (d)                              17,080       17,053
   8.375% due 01/15/00                                     150          157
   7.020% due 10/10/00                                  70,000       70,372
General American Capital Corp.
   6.745% due 07/01/18 (d)                              10,076        9,966
General Electric Capital Corp.
   8.300% due 09/20/09                                     150          165
General Motors Acceptance Corp.
   6.226% due 10/15/96 (d)                              36,000       36,090
   7.875% due 11/05/96                                     250          250
   8.000% due 12/05/96                                  15,000       15,074
   7.750% due 12/10/96                                   1,000        1,005
   7.650% due 12/17/96                                     275          276
   7.750% due 01/24/97                                   5,400        5,440
   7.700% due 01/24/97                                  14,225       14,327
   7.750% due 01/28/97                                   4,250        4,282
   7.375% due 02/27/97                                   2,000        2,012
   7.875% due 02/27/97                                   2,000        2,019
   7.625% due 02/28/97                                   5,000        5,034
   7.875% due 03/04/97                                     250          256
   7.250% due 03/14/97                                  15,000       15,110
   7.750% due 04/15/97                                   8,150        8,230
   6.700% due 04/15/97                                  26,100       26,239
   8.375% due 05/01/97                                   1,350        1,369
   7.750% due 05/12/97                                   2,000        2,022
   7.250% due 05/19/97                                   7,500        7,569
   7.125% due 05/23/97                                   1,000        1,008
   6.125% due 06/09/97                                   8,000        8,017
   6.000% due 06/16/97                                   1,000        1,001
   7.100% due 07/01/97                                   1,700        1,714
   6.400% due 07/30/97                                   1,000        1,004
   6.300% due 09/10/97                                   1,000        1,002
   6.000% due 10/10/97                                  23,000       22,982
   7.850% due 11/17/97                                  13,000       13,242
   7.375% due 03/23/98                                   2,290        2,326
   7.375% due 05/26/99                                     190          194
   8.625% due 06/15/99                                     650          682
   9.625% due 12/15/01                                     300          334
Georgia Pacific Credit Corp.
   9.850% due 06/15/97                                   3,000        3,072
Goldman Sachs Mortgage Corp.
   6.000% due 12/31/07                                  11,894       10,440
Great Western Bank
   8.625% due 12/01/98                                   3,000        3,107
  10.500% due 05/30/00                                     500          537
  10.250% due 06/15/00                                   5,500        5,896
Heller Financial
   6.450% due 02/15/97                                     325          326
Household Financial Corp.
   6.250% due 10/15/97                                     201          201
ITT Hartford
   7.250% due 12/01/96                                     500          501
Inter-American Development Bank
   8.875% due 06/01/09                                     200          230
Lehman Brothers
   6.730% due 02/27/98                                  45,000       45,152
   6.263% due 06/22/98 (d)                              25,000       25,213

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
Manufacturers Hanover Corp.
   8.125% due 01/15/97                              $      417   $      420
Maritrans Capital Corp.
   9.250% due 04/01/07                                   1,000          899
Merrill Lynch & Co.
   5.760% due 06/23/97 (d)                              19,000       18,970
Mesa Operating Co.
  10.625% due 07/01/06                                   4,250        4,489
Morgan Stanley Group
   7.790% due 02/03/97                                  21,000       21,156
National Credit Card Trust
   9.450% due 12/31/97                                     100          100
NationsBank Corp.
   6.750% due 02/26/01                                     500          497
NCNB Corp.
   8.500% due 11/01/96                                   1,000        1,002
Northern Trust
   9.000% due 05/15/98                                     200          209
Norwest Financial, Inc.
   4.970% due 10/29/96                                     300          300
   6.500% due 11/15/97                                   1,500        1,507
   5.750% due 11/16/98                                     300          296
   7.000% due 01/15/03                                     300          300
PaineWebber
   6.250% due 06/15/98                                     100          100
Reliance Group Holdings
   9.000% due 11/15/00                                   9,000        9,203
Saferco
   9.460% due 05/31/99                                   1,000        1,068
   9.590% due 05/31/01                                   3,000        3,313
Salomon, Inc.
   6.268% due 10/23/96 (d)                               5,560        5,562
   6.151% due 11/21/96 (d)                              19,000       19,013
   5.300% due 12/06/96                                   5,000        4,996
   5.530% due 08/25/97                                   2,400        2,388
   5.650% due 10/15/97                                   6,000        5,968
   5.700% due 02/11/98                                   1,300        1,286
Sears Financial
   0.000% due 07/12/98                                   3,480        3,108
   9.250% due 12/01/16                                   2,565        2,653
Security Pacific Corp.
   6.200% due 03/01/18 (d)                                 180          178
Shearson Lehman
   9.875% due 10/25/17                                     426          432
Signet Bank Corp.
   5.625% due 05/15/97 (d)                               1,000          996
   5.875% due 04/15/98 (d)                               9,000        8,952
   9.625% due 06/01/99                                   6,500        6,930
Tenneco Credit Corp.
   9.250% due 11/01/96                                   4,500        4,510
   9.625% due 08/15/01                                     300          330
Transamerica Financial
   5.991% due 04/20/99 (d)                                 500          492
Trizec Finance
  10.875% due 10/15/05                                   3,715        4,034
U.S. Life Corp.
   6.750% due 01/15/98                                     100          101
U.S. West Capital Funding, Inc.
   8.000% due 10/15/96                                     139          139
Wachovia Bank
   6.700% due 04/14/99                                     500          503
                                                                 ----------
                                                                    922,088
                                                                 ==========
Industrials - 5.4%

ALCO Standard Corp.
   6.750% due 12/01/25                                   1,200        1,041
American Home Products
   6.875% due 04/15/97                                     900          905
Amerigas Partners L.P.
  10.125% due 04/15/07                                   2,730        2,860
AMR Corp.
   7.600% due 01/27/97                                   6,000        6,037
   7.470% due 01/28/97                                   6,500        6,529
   7.750% due 12/01/97                                  10,000       10,144
   9.500% due 07/15/98                                   5,500        5,756
   9.270% due 08/13/98                                   1,000        1,044
   8.050% due 03/05/99                                   4,000        4,100
   9.750% due 03/15/00                                   7,760        8,350
  10.610% due 01/11/01                                   4,000        4,493
  10.570% due 01/15/01                                   3,000        3,355
  10.590% due 01/31/01                                   3,000        3,359
  10.000% due 02/01/01                                   2,000        2,209
  10.000% due 03/07/01                                   1,500        1,649
   9.400% due 05/08/01                                   3,000        3,252
   9.500% due 05/15/01                                   2,250        2,457
   9.130% due 10/25/01                                   2,000        2,142
   8.470% due 02/20/02                                   2,000        2,103
   8.500% due 02/26/02                                   1,000        1,053
Anheuser Busch
   7.000% due 09/01/05                                     300          296
Arkla, Inc.
   9.875% due 04/15/97                                  55,050       56,164
   9.320% due 12/15/97                                   1,000        1,031
   8.740% due 05/14/98                                   3,000        3,093
Baxter International
   9.500% due 06/15/08                                     200          226
BP America, Inc.
   8.875% due 12/01/97                                     600          618
Building Materials Corp.
   0.000% due 07/01/04 (h)                               3,320        2,673
Century Communication
  11.875% due 10/15/03                                   6,000        6,480
CF Cable TV, Inc.
   9.125% due 07/15/07                                   1,600        1,640
Coastal Corp.
   8.750% due 05/15/99                                   4,300        4,476
   9.750% due 08/01/03                                   1,000        1,130
Continental Cablevision
  11.000% due 06/01/07                                   4,536        5,114
Cumberland Farms
  10.500% due 10/01/03                                   3,906        3,769
Dayton Hudson Co.
  10.000% due 12/01/00                                   1,000        1,109
Delta Air Lines
   7.730% due 05/14/97                                   8,800        8,887
   9.230% due 07/02/02                                  15,392       16,283
  10.000% due 06/05/13                                  10,828       12,328
   9.750% due 05/15/21                                     500          579
Dimon, Inc.
   8.875% due 06/01/06                                   3,000        3,023
Eastman Kodak
   8.550% due 05/01/97                                     400          406
E.I. Du Pont de Nemours
   8.650% due 12/01/97                                     500          515
Exide Corp.
   0.000% due 12/15/04 (h)                               1,275        1,151
Federal Express
  10.000% due 09/01/98                                     800          847
G-I Holdings, Inc.
   0.000% due 10/01/98 (h)                               7,000        6,108
General Motors Corp.
   8.170% due 01/02/00                                   3,094        3,186
   8.950% due 07/02/09                                  21,500       23,085
Gulf Canada Resources
   9.250% due 01/15/04                                   1,250        1,286
   9.625% due 07/01/05                                   2,000        2,090

Total Return Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
HealthSouth Rehabilitation
   9.500% due 04/01/01                              $    7,300   $    7,647
HMH Properties
   9.500% due 05/15/05                                   2,000        2,010
Hollinger International Publishing
   9.250% due 02/01/06                                   3,000        2,933
Integrated Health Services
   9.625% due 05/31/02                                   3,000        3,068
  10.750% due 07/15/04                                   3,650        3,869
K-III Communications Co.
   8.500% due 02/01/06                                   4,000        3,730
Kaiser Aluminum & Chemical
   9.875% due 02/15/02                                     250          255
KCS Energy, Inc.
  11.000% due 01/15/03                                   2,000        2,180
Keystone Group
   9.750% due 09/01/03                                     250          268
Lenfest Communications
   8.375% due 11/01/05                                   5,000        4,725
Maxus Energy Corp.
   9.875% due 10/15/02                                     300          305
Mazda Manufacturing Corp.
  10.500% due 07/01/08                                   1,981        2,456
McDermott, Inc.
   9.375% due 03/15/02                                   1,000        1,053
Nabisco, Inc.
   8.000% due 01/15/00                                   6,500        6,711
News America Holdings Corp.
  12.000% due 12/15/01                                   2,000        2,141
   8.625% due 02/01/03                                     750          801
Noranda, Inc.
   7.000% due 07/15/05                                   1,800        1,745
Northern Indiana Public
   6.375% due 09/01/97                                   5,950        5,964
Owens Illinois
  10.000% due 08/01/02                                     300          313
  11.000% due 12/01/03                                   8,000        8,780
Pepsico, Inc.
   5.463% due 07/01/98                                     400          394
   7.750% due 10/01/98                                     500          513
Pfizer, Inc.
   6.500% due 02/01/97                                     400          401
Philip Morris Co.
   8.750% due 12/01/96                                   5,000        5,022
   8.750% due 06/15/97                                     100          102
Purity Supreme
  11.750% due 08/01/99                                   9,000        9,698
RJR Nabisco
   7.625% due 09/01/00                                   6,000        5,856
   8.000% due 07/15/01                                  30,000       29,399
Repap Wisconsin, Inc.
   9.250% due 02/01/02                                   3,750        3,713
Revlon Consumer Products Corp.
   9.375% due 04/01/01                                   5,255        5,347
Rogers Cablesystems, Inc.
  10.000% due 12/01/07                                   5,000        5,025
   9.375% due 06/01/08                                   2,750        2,736
Rogers Cantel Mobile
  11.125% due 07/15/02                                   5,000        5,281
Schering-Plough
   0.000% due 12/02/96                                     600          595
SCI Television
  11.000% due 06/30/05                                   5,000        5,350
Sears Roebuck & Co.
   6.580% due 07/23/97                                     150          151
   5.820% due 02/22/99                                     125          123
Showboat, Inc.
   9.250% due 05/01/08                                   1,000        1,000
Stone Consolidated
  10.250% due 12/15/00                                   5,000        5,313
Sweetheart Cup Co.
   9.625% due 09/01/00                                   1,200        1,236
Telewest Communications
   9.625% due 10/01/06                                   5,000        5,000
Tenet Healthcare
   9.625% due 09/01/02                                   6,250        6,820
  10.125% due 03/01/05 (d)                               1,000        1,090
Texaco Capital
   9.000% due 11/15/97                                   1,000        1,030
Time Warner, Inc.
   7.450% due 02/01/98                                   1,000        1,013
   6.460% due 08/15/00 (d)                              52,669       52,670
   7.975% due 08/15/04                                  31,053       31,379
   8.110% due 08/15/06                                  78,529       78,242
Transtexas Gas Corp.
  11.500% due 06/15/02                                   1,000        1,068
Union Oil of California
   9.750% due 12/01/00                                     400          442
United Air Lines
   6.750% due 12/01/97                                  11,400       11,406
  10.670% due 05/01/04                                   2,050        2,377
USX Corp.
   6.375% due 07/15/98                                  16,200       16,126
   9.800% due 07/01/01                                     300          331
Varity Corp.
  11.375% due 11/15/98                                  10,500       10,560
Viacom, Inc.
   6.750% due 01/15/03                                   1,200        1,126
Vons
   6.625% due 05/15/98                                  10,001        9,950
World Color Press, Inc.
   9.125% due 03/15/03                                   5,000        4,973
                                                                 ----------
                                                                    624,243
                                                                 ==========
Utilities - 4.2%

AES Corp.
  10.250% due 07/15/06                                   4,500        4,781
Arkansas Power & Light
  10.370% due 12/22/97                                   3,000        3,106
Bell Atlantic Financial
   6.625% due 11/30/97                                     400          403
Cablevision Industries
  10.750% due 01/30/02                                  44,032       47,161
California Energy
   0.000% due 01/15/04 (h)                               9,235        9,443
Calpine Corp.
   9.250% due 02/01/04                                   4,150        3,963
Carolina Power & Light
   7.900% due 12/27/96                                  11,000       11,067
   6.375% due 10/01/97                                      50           50
   5.375% due 07/01/98                                     100           98
Centerior Fuel Corp.
   9.200% due 08/02/98                                  15,000       15,383
Central Maine Power Co.
   6.250% due 11/01/98                                   1,000          986
Central Power & Light
   6.000% due 10/01/97                                     850          849
Chesapeake & Potomac Telephone
   8.000% due 10/15/29                                   1,125        1,175
Cincinnati Bell, Inc.
   6.700% due 12/15/97                                   1,000        1,005
Cleveland Electric Illuminating Co.
   9.375% due 03/01/17                                   3,000        2,957
CMS Energy
   9.500% due 10/01/97                                  31,100       31,810
   9.875% due 10/01/99 (d)                               4,200        4,368

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
Commonwealth Edison
   7.000% due 02/15/97                              $    5,175   $    5,188
Connecticut Light & Power
   6.500% due 01/01/98                                   1,000          998
Consolidated Natural Gas Co.
   5.875% due 10/01/98                                     500          496
Consumers Power Co.
   8.750% due 02/15/98                                   5,550        5,687
CTC Mansfield Funding
  10.250% due 03/30/03                                  16,250       16,697
  11.125% due 09/30/16                                 101,315      107,406
El Paso Electric Co.
   7.250% due 02/01/99                                  10,956       10,929
First PV Funding
   8.950% due 01/15/97                                     100          100
  10.150% due 01/15/16                                  14,360       15,096
GTE Corp.
  10.750% due 09/15/17                                     300          325
Hydro Quebec
   5.688% due 04/15/99 (d)                              10,000        9,965
   9.400% due 02/01/21                                     500          581
   9.500% due 11/15/30                                   2,370        2,795
Long Island Lighting Co.
   8.750% due 02/15/97                                  14,000       14,116
   6.250% due 07/15/01                                   7,000        6,475
   9.750% due 05/01/21                                  28,818       28,909
   9.625% due 07/01/24                                  10,000        9,995
MCI Communications
   6.250% due 03/23/99                                     600          597
New England Power
   6.140% due 02/02/98                                     500          498
   6.100% due 02/04/98                                   1,000          998
North Atlantic Energy
   9.050% due 06/01/02                                   5,172        5,107
Pacific Gas & Electric
   5.375% due 08/01/98                                     500          492
   7.670% due 12/15/98                                     208          212
   6.750% due 12/01/00                                     709          706
Pennsylvania Power & Light
   5.500% due 04/01/98                                     250          247
Public Service Electric & Gas
   6.875% due 06/01/97                                   1,200        1,208
Public Service of New Hampshire
   9.170% due 05/15/98                                  16,000       16,498
Questar Pipeline
   9.375% due 06/01/21                                     200          214
Southern California Edison
   6.125% due 07/15/97                                     500          500
   5.875% due 02/01/98                                     343          341
   5.450% due 06/15/98                                     400          394
Southwestern Bell
   5.550% due 03/10/98                                   1,000          991
Texas Gas Transmission Corp.
   9.625% due 07/15/97                                   5,400        5,538
Texas Utilities
   6.078% due 05/01/99 (d)                              32,125       32,231
Texas-New Mexico Power
  11.250% due 01/15/97                                   4,265        4,324
  10.750% due 09/15/03                                   4,950        5,196
Toledo Edison Co.
   6.125% due 08/01/97                                     200          199
   8.180% due 07/30/02                                   1,400        1,385
   8.700% due 09/01/02                                  10,000        9,667
   7.850% due 03/31/03                                   7,000        6,761
   7.875% due 08/01/04                                     500          479
Triton Energy
   0.000% due 11/01/97                                   6,800        6,299
Tucson Electric Power
   8.500% due 10/01/09                                   1,000          916
U.S. West Communications, Inc.
   6.625% due 09/15/05                                     300          289
Virginia Electric & Power Co.
   7.250% due 03/01/97                                     250          252
   9.375% due 06/01/98                                     500          524
   6.250% due 08/01/98                                     200          200
Wilmington Trust Co.-Tucson Electric
  10.732% due 01/01/13                                     991          951
                                                                 ----------
                                                                    478,577
                                                                 ----------
Total Corporate Bonds and Notes                                   2,024,908
(Cost $2,011,376)                                                ==========

--------------------------------------------------------------------------------
 U.S. Treasury Obligations - 19.3%
--------------------------------------------------------------------------------

U.S. Treasury Bonds
  10.750% due 08/15/05                                     430          544
  13.875% due 05/15/11                                     310          462
  13.250% due 05/15/14                                     900        1,371
   7.250% due 08/15/22                                   1,505        1,537
   7.125% due 02/15/23                                   5,430        5,466
   7.625% due 02/15/25                                   3,495        3,754
   6.875% due 08/15/25                                  28,000       27,571
   6.750% due 08/15/26                                  90,000       87,975
U.S. Treasury Notes
   8.000% due 10/15/96                                   2,315        2,319
   7.250% due 11/30/96                                     435          436
   6.125% due 12/31/96                                     500          501
   7.500% due 12/31/96                                     650          654
   7.500% due 01/31/97                                     330          332
   6.625% due 03/31/97                                     750          755
   6.500% due 05/15/97                                     760          764
   6.125% due 05/31/97                                 395,000      396,358
   5.625% due 06/30/97                                 130,000      130,041
   6.375% due 06/30/97                                   1,750        1,760
   5.875% due 07/31/97                                  80,000       80,125
   6.500% due 08/15/97                                   2,355        2,370
   6.000% due 08/31/97                                  95,000       95,178
   5.750% due 09/30/97                                 275,500      275,414
   6.250% due 07/31/98                                   1,790        1,796
   6.125% due 08/31/98                                   5,425        5,430
   5.500% due 02/28/99                                     775          763
   6.375% due 05/15/99                                  11,535       11,571
   6.000% due 08/15/99                                     300          298
   6.125% due 09/30/00                                 383,900      379,941
   6.500% due 05/31/01                                   2,605        2,608
   5.750% due 08/15/03                                  81,535       77,738
   7.250% due 05/15/04                                  74,250       76,849
   7.875% due 11/15/04                                 243,185      261,044
   6.875% due 05/15/06                                 286,845      290,251
   7.000% due 07/15/06                                   1,125        1,148
U.S. Treasury Strips
   0.000% due 05/15/03                                       9            6
   0.000% due 05/15/08                                     263          119
                                                                 ----------
Total U.S. Treasury Obligations                                   2,225,249
(Cost $2,220,885)                                                ==========

--------------------------------------------------------------------------------
 U.S. Government Agencies - 0.1%
--------------------------------------------------------------------------------

A.I.D. Housing Guarantee - Peru
   9.980% due 08/01/08                                   1,320        1,358
Federal Home Loan Bank
   8.250% due 11/25/96                                     800          803
   9.200% due 08/25/97                                     150          154
   6.320% due 12/04/97                                   1,500        1,507
Federal Home Loan Mortgage Corp.
   7.900% due 04/27/05                                     300          302
   7.250% due 08/24/05                                     395          393

Total Return Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
   0.000% due 04/01/97                              $      869   $      844
   7.000% due 12/05/05                                     250          246
Government Trust Certificate - Greece
   8.000% due 05/15/98                                      96           97
Government Trust Certificate - Israel
   9.250% due 11/15/96                                       5            5
   0.000% due 05/15/10                                   7,300        2,767
Tennessee Valley Authority
   0.000% due 05/15/97                                   1,242        1,200
                                                                 ----------
Total U.S. Government Agencies                                        9,676
(Cost $9,961)                                                    ==========

--------------------------------------------------------------------------------
 Mortgage-Backed Securities - 59.5%
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation - 3.9%

   5.000% due 10/04/96 (d)                                 500          500
   5.250% due 12/01/98                                      32           32
   5.500% due 07/01/00-03/01/10 (g)                        113          112
   6.000% due 12/01/98-01/01/01 (g)                        869          854
   6.000% due 03/01/11                                     384          365
   6.375% due 04/01/17 (d)                                  76           77
   6.500% due 04/01/08-09/01/10 (g)                        584          569
   6.500% due 11/13/26                                 128,000      120,200
   7.000% due 12/01/03-11/01/10 (g)                      1,012        1,005
   7.000% due 11/01/25                                     195          189
   7.125% due 06/01/17 (d)                                  47           48
   7.150% due 09/01/23 (d)                               4,792        4,877
   7.339% due 05/01/23 (d)                               3,818        3,932
   7.340% due 11/01/23 (d)                               2,635        2,705
   7.352% due 07/01/23 (d)                               4,939        5,047
   7.357% due 07/01/22 (d)                               4,222        4,347
   7.440% due 10/01/23 (d)                               2,117        2,194
   7.444% due 10/01/23 (d)                               3,107        3,219
   7.451% due 11/01/23 (d)                               1,410        1,442
   7.489% due 11/01/23 (d)                               2,360        2,446
   7.492% due 06/01/24 (d)                              25,254       26,020
   7.500% due 05/01/99-05/01/08 (g)                        740          744
   7.500% due 06/01/11-01/01/17 (g)                      1,217        1,223
   7.500% due 04/01/23-05/01/23 (g)                     12,649       12,589
   7.511% due 09/01/23 (d)                              44,060       45,307
   7.519% due 01/01/24 (d)                               1,930        1,988
   7.543% due 10/01/23 (d)                               5,135        5,293
   7.553% due 10/01/23 (d)                               8,018        8,264
   7.555% due 06/01/24 (d)                               4,741        4,866
   7.591% due 08/01/23 (d)                              24,928       25,560
   7.619% due 07/01/23 (d)                               2,030        2,081
   7.625% due 01/01/19 (d)                                  24           25
   7.658% due 11/01/23 (d)                               6,840        7,047
   7.750% due 04/01/07                                      69           70
   7.757% due 08/01/24 (d)                              18,802       19,411
   7.770% due 06/01/28 (d)                              11,055       11,406
   7.838% due 07/01/24 (d)                               7,896        8,153
   7.840% due 08/01/23 (d)                               4,363        4,477
   7.906% due 09/01/23 (d)                              10,442       10,785
   7.913% due 08/01/23 (d)                               2,266        2,332
   7.968% due 09/01/23 (d)                              10,950       11,239
   7.978% due 10/01/23 (d)                               8,124        8,394
   8.000% due 10/01/07-05/01/17 (g)                      4,611        4,693
   8.000% due 03/01/25-06/01/26 (g)                     46,951       47,545
   8.250% due 08/01/07-02/01/08 (g)                        160          164
   8.500% due 09/01/01-06/01/09 (g)                      1,414        1,462
   8.500% due 12/01/16-10/10/26 (g)                      6,252        6,421
   8.750% due 02/01/01-09/01/10 (g)                        813          839
   9.000% due 01/01/02-06/01/12 (g)                      1,377        1,445
   9.000% due 07/01/14-05/01/17 (g)                        335          352
   9.250% due 06/01/09-08/01/09 (g)                        202          213
   9.500% due 06/01/02-08/01/07 (g)                      2,275        2,394
   9.500% due 03/01/16-06/01/21 (g)                      2,474        2,654
  10.000% due 06/01/04-12/01/05 (g)                      1,521        1,618
  10.250% due 04/01/09-05/01/09 (g)                      3,055        3,313
  11.000% due 12/01/99-11/01/09 (g)                         45           50
  11.000% due 04/01/10-07/01/19 (g)                      1,633        1,814
  11.250% due 10/01/09-09/01/15 (g)                        221          246
  11.500% due 03/01/00                                      18           19
  12.500% due 07/01/99                                      12           13
  13.250% due 10/01/13                                      86           99
  14.000% due 04/01/16                                      45           52
  15.500% due 08/01/11-11/01/11 (g)                         27           32
  16.250% due 05/01/11-11/01/11 (g)                         21           24
                                                                 ----------
                                                                    446,896
                                                                 ==========

Federal Housing Administration - 0.7%

   5.250% due 02/01/03                                     330          308
   7.211% due 12/01/21                                   3,794        3,798
   7.375% due 03/01/19-07/01/21                          5,372        5,357
   7.399% due 02/01/21                                   2,824        2,819
   7.430% due 12/01/16-05/01/23 (g)                     55,050       54,939
   7.650% due 11/01/18                                     371          363
                                                                 ----------
                                                                     67,584
                                                                 ==========

Federal National Mortgage Association - 7.5%

   5.623% due 02/01/26 (d)                               4,233        4,305
   6.000% due 03/01/11-03/01/18 (d)(g)                     215          209
   6.000% due 03/01/24                                   2,542        2,334
   6.050% due 05/01/26 (d)                                 818          811
   6.059% due 10/01/27 (d)                               2,278        2,259
   6.060% due 01/01/16 (d)                                  55           54
   6.062% due 03/02/29 (d)                                 429          426
   6.067% due 08/01/29 (d)                             118,805      117,836
   6.069% due 02/01/19 (d)                                 178          176
   6.073% due 09/01/27-02/01/31 (d)(g)                 171,979      170,581
   6.074% due 09/01/27 (d)                               6,458        6,405
   6.075% due 10/01/28 (d)                              81,668       81,010
   6.084% due 09/01/24 (d)                               5,505        5,465
   6.091% due 03/01/33 (d)                              17,138       17,004
   6.124% due 10/23/26                                  10,000        9,894
   6.230% due 01/01/26 (d)                              13,274       13,589
   6.500% due 10/01/05-04/01/08 (g)                        451          447
   6.500% due 03/01/26                                     139          131
   6.750% due 08/01/03                                     914          906
   6.877% due 09/01/22 (d)                               4,326        4,418
   6.899% due 11/01/25 (d)                              18,482       18,852
   6.918% due 09/01/22 (d)                               4,790        4,912
   6.973% due 11/01/25 (d)                               8,960        9,193
   7.000% due 04/01/04-03/01/08 (g)                        928          924
   7.000% due 01/01/24-08/01/25 (g)                     23,093       22,446
   7.250% due 05/01/02-05/01/09 (g)                        230          228
   7.250% due 01/01/23                                  11,962       11,683
   7.255% due 09/01/25 (d)                              10,036       10,291
   7.325% due 06/01/24 (d)                              19,096       19,654
   7.391% due 07/01/24 (d)                              34,864       35,752
   7.411% due 03/01/33 (d)                              42,889       44,144
   7.431% due 12/01/23 (d)                               4,137        4,273
   7.460% due 05/01/24 (d)                               9,665        9,981
   7.500% due 08/01/03-12/01/10 (g)                        961          969
   7.500% due 04/01/24-06/01/25 (g)                    105,445      104,778
   7.556% due 01/01/25 (d)                               6,180        6,405
   7.567% due 12/01/23 (d)                              11,539       11,958
   7.571% due 12/01/24 (d)                               6,249        6,555
   7.573% due 01/01/24 (d)                               2,400        2,481
   7.600% due 01/01/24 (d)                               9,833       10,174
   7.613% due 12/01/23 (d)                               6,620        6,850
   7.640% due 11/01/23 (d)                               4,087        4,232
   7.644% due 06/01/25 (d)                              12,059       12,428

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------

   7.645% due 08/01/23 (d)                          $    3,607   $    3,738
   7.673% due 11/01/23-01/01/24 (d)(g)                   4,123        4,273
   7.684% due 09/01/24 (d)                               6,219        6,448
   7.744% due 04/01/25 (d)                               9,147        9,442
   7.745% due 09/01/23 (d)                               9,444        9,780
   7.750% due 06/01/09                                     253          254
   7.763% due 10/01/23 (d)                              12,124       12,564
   7.783% due 06/01/24 (d)                               4,016        4,162
   8.000% due 09/01/01-10/01/08 (g)                      2,403        2,443
   8.000% due 04/01/18                                      32           33
   8.250% due 11/01/04-06/01/13 (g)                      1,481        1,508
   8.500% due 07/01/99-12/01/09 (g)                      6,403        6,625
   8.500% due 02/01/10-09/01/18 (g)                      1,936        2,005
   9.000% due 01/01/99-11/01/06 (g)                      2,921        3,049
   9.000% due 05/01/15-04/01/17 (g)                        544          570
   9.500% due 12/01/06-03/01/16 (g)                        122          130
   9.500% due 07/01/22                                     117          126
   9.750% due 11/01/08                                      95          102
  10.500% due 12/01/16-04/01/22 (g)                      1,420        1,566
  13.000% due 09/01/13                                      80           93
  13.250% due 09/01/11                                      27           31
  14.500% due 11/01/11-01/01/13 (g)                        104          123
  14.750% due 08/01/12-11/01/14 (g)                        531          618
  15.500% due 10/01/12-12/01/12 (g)                         45           54
  15.750% due 12/01/11-08/01/12 (g)                        259          302
  16.000% due 09/01/12                                     284          338
                                                                 ----------
                                                                    867,800
                                                                 ==========

Government National Mortgage Association - 26.7%

   5.000% due 01/20/24-05/20/24 (d)(g)                  22,378       22,668
   5.500% due 01/20/26 (d)                              29,729       29,125
   5.650% due 10/15/12                                      14           13
   6.000% due 10/15/08                                     315          302
   6.000% due 10/15/23-09/20/26 (d)(g)                 240,144      222,161
   6.500% due 10/15/08                                     300          294
   6.500% due 01/20/23-11/19/26 (d)(g)               1,258,567    1,183,084
   6.875% due 08/20/21-09/20/22 (d)(g)                   5,650        5,744
   7.000% due 10/15/08                                     295          294
   7.000% due 07/15/22-11/19/26 (d)(g)                 672,733      666,880
   7.125% due 04/20/23-06/20/25 (d)(g)                 268,175      271,837
   7.250% due 07/20/22-09/20/24 (d)(g)                 428,899      435,932
   7.500% due 08/15/05-12/15/09 (g)                      4,204        4,261
   7.500% due 01/15/22-07/15/26 (g)                    182,376      181,312
   8.000% due 08/15/05-09/15/08 (g)                      1,524        1,564
   8.000% due 06/15/16-07/15/26 (g)                     32,582       33,335
   8.250% due 08/15/04-07/15/08 (g)                        829          846
   8.500% due 06/15/01-07/15/08 (g)                        351          364
   8.500% due 08/15/16-11/15/22 (g)                        882          912
   8.750% due 03/15/07-07/15/07 (g)                        212          219
   9.000% due 09/15/01-05/15/09 (g)                      1,164        1,222
   9.000% due 05/15/16-06/15/22 (g)                      4,119        4,360
   9.250% due 10/15/01-03/15/06 (g)                        635          666
   9.500% due 04/15/01-11/15/09 (g)                        696          741
   9.500% due 04/15/16-08/15/23 (g)                      2,420        2,609
   9.750% due 08/15/97-07/15/04 (g)                        326          343
   9.750% due 09/15/17-01/15/21 (g)                        310          332
  10.000% due 06/20/01-08/20/04 (g)                        114          119
  10.000% due 01/15/15-03/20/20 (g)                      1,674        1,825
  10.250% due 05/15/01                                      23           24
  10.500% due 06/15/04                                     179          192
  10.750% due 08/15/98-09/15/98 (g)                         44           46
  11.000% due 05/15/04                                     120          130
  11.250% due 03/15/01                                      12           13
  11.500% due 04/15/13-05/15/13 (g)                         17           20
  12.000% due 03/20/99-02/15/00 (g)                         22           23
  12.000% due 01/15/13-03/15/15 (g)                        109          124
  12.500% due 01/15/11                                       7            8
  13.000% due 12/15/12-10/15/14 (g)                         78           90
  13.250% due 10/20/14                                      48           55
  13.500% due 11/15/12-12/15/12 (g)                         16           19
  14.500% due 09/15/12                                      31           37
  15.000% due 09/15/12-10/15/12 (g)                         21           25
  16.000% due 01/15/12-04/15/12 (g)                         17           21
  17.000% due 11/15/11-12/15/11 (g)                        162          200
                                                                 ----------
                                                                  3,074,391
                                                                 ==========

Collateralized Mortgage Obligations - 17.9%

AFC Home Equity Loan Trust
   7.328% due 10/25/26 (d)                              22,533       22,723
American Southwest Financial
  12.250% due 11/01/14                                      93          105
   9.450% due 03/01/15                                      76           76
  12.500% due 04/01/15                                   1,049        1,165
  12.000% due 05/01/15                                   1,863        2,095
  11.400% due 09/01/15                                   1,457        1,520
Bear Stearns
   9.200% due 11/01/18                                      60           62
   9.500% due 06/25/23                                   1,597        1,616
   6.156% due 10/25/23 (d)                              10,989       10,965
  10.000% due 08/25/24                                  15,018       15,436
   7.000% due 03/25/27                                   7,000        6,362
Capstead
   8.400% due 01/25/21                                   7,320        7,370
   8.750% due 07/25/21                                  10,000       10,232
Centex Acceptance Corp.
  11.000% due 11/01/15                                     376          378
Chase Mortgage Financial Corp.
   8.250% due 10/25/10                                   5,406        5,432
   9.500% due 04/25/24                                   1,773        1,780
   8.000% due 06/25/24                                     513          518
   7.500% due 10/25/24                                      81           81
Citicorp Mortgage
   9.500% due 07/01/04                                     164          167
   8.500% due 05/25/06                                       5            5
   8.500% due 04/01/17                                     394          394
   8.000% due 07/25/18                                     127          128
   9.500% due 01/01/19                                   4,164        4,216
   9.500% due 09/25/19                                     250          255
   9.500% due 10/25/19                                     218          218
   9.500% due 09/25/20                                   1,954        1,999
   7.750% due 04/25/21                                     580          576
   6.000% due 08/25/21                                     709          700
   7.418% due 10/25/22 (d)                              30,443       31,118
CMC Securities Corp.
   6.883% due 09/25/23 (d)                              21,556       21,677
CMO Trust
  10.200% due 02/01/16                                     880          929
   8.000% due 01/01/17                                     355          363
Collateralized Mortgage Securities Corp.
  11.875% due 04/01/15                                   2,335        2,474
  11.450% due 09/01/15                                      77           84
  11.450% due 11/01/15                                     452          492
   8.750% due 04/20/19                                   1,373        1,421
Countrywide
   7.629% due 07/25/24 (d)                              20,740       21,071
Donaldson, Lufkin & Jenrette
   7.345% due 08/01/21 (d)                               9,239        9,288
   7.473% due 12/25/22 (d)                               3,441        3,519
   7.857% due 03/25/24 (d)                               2,923        2,996
Drexel Mortgage Funding
   9.500% due 11/20/17                                   2,498        2,596
   8.600% due 03/01/18                                   1,063        1,080
   9.500% due 08/01/19                                      32           33
Federal Home Loan Mortgage Corp.
   8.500% due 03/15/97                                      50           50
   6.500% due 07/15/02                                   5,000        5,018
   5.250% due 03/15/03                                  11,429       11,380

Total Return Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
   5.000% due 03/15/03                              $    9,524   $    9,471
   5.000% due 04/15/03                                   8,000        7,948
   8.750% due 10/15/05                                      48           49
  10.750% due 11/30/05                                   1,446        1,518
   6.500% due 08/15/06                                     710          704
   9.000% due 09/15/08                                      43           45
  10.250% due 03/15/09                                      35           36
   4.750% due 09/15/09                                      60           60
   4.750% due 07/15/10                                      60           59
   4.875% due 12/15/11                                  10,815       10,736
   4.750% due 03/15/12                                     451          448
   8.500% due 08/15/13                                   2,000        2,099
   6.050% due 09/15/13                                  10,000        9,978
   8.500% due 09/15/13                                   5,941        6,231
  11.000% due 11/30/15                                   9,850       10,786
   6.210% due 08/15/17                                     345          342
   7.250% due 10/25/17 (d)                              11,793       11,988
   9.500% due 01/15/19                                   1,089        1,117
   8.250% due 05/15/19                                     403          403
   6.500% due 05/15/19                                     615          601
   8.500% due 10/15/19                                   1,412        1,440
   9.000% due 11/15/19                                     320          322
  10.000% due 11/15/19                                     250          270
   9.000% due 11/15/19                                   5,097        5,204
   8.500% due 01/15/20                                   2,898        2,944
   8.500% due 03/15/20                                   2,939        2,998
   9.300% due 03/15/20                                      69           70
   9.000% due 05/15/20                                      27           27
   9.125% due 06/15/20                                   4,446        4,596
   5.750% due 08/15/20                                     300          283
   8.500% due 09/15/20                                  22,948       23,611
   9.000% due 09/15/20                                     178          187
   8.750% due 10/15/20                                     500          516
   5.500% due 10/15/20                                     200          177
   9.500% due 11/15/20                                  13,855       14,471
   8.900% due 11/15/20                                  27,613       27,993
   6.000% due 12/15/20                                     400          368
   8.750% due 12/15/20                                   1,265        1,316
   9.000% due 12/15/20                                   7,555        7,942
   8.500% due 06/15/21                                  47,409       48,890
   6.950% due 07/15/21                                     700          670
   7.000% due 07/15/21                                   4,000        3,894
   8.000% due 07/15/21                                   8,557        8,685
   9.000% due 07/15/21                                   4,107        4,377
   9.500% due 07/15/21                                   6,373        6,815
   6.200% due 08/15/21                                   1,500        1,463
   6.950% due 08/15/21                                     185          175
   8.000% due 08/15/21                                  23,472       24,024
   6.500% due 09/15/21                                   2,500        2,375
   9.000% due 11/15/21                                   1,811        1,844
   6.850% due 01/15/22                                     700          670
   7.000% due 07/15/22                                     401          347
   8.500% due 10/15/22                                  17,373       17,933
   7.500% due 07/15/23                                   6,149        5,896
   7.190% due 10/25/23 (d)                              38,349       38,984
   6.500% due 02/15/24                                      65           61
Federal National Mortgage Assn.
   9.100% due 02/25/02                                   8,423        8,575
   5.000% due 02/25/03                                  18,251       18,121
   5.750% due 12/25/03                                     175          174
   6.000% due 07/25/07                                     300          286
   7.876% due 08/25/07 (d)                                 126           91
   7.000% due 02/25/08                                   1,095        1,051
  10.500% due 08/25/08                                   7,146        8,313
   5.000% due 05/25/12                                  38,758       38,474
   6.400% due 09/25/14                                     882          876
   8.500% due 10/25/14                                     107          108
  10.000% due 12/25/14                                   1,858        1,924
   7.000% due 04/25/15                                   2,990        3,002
   6.000% due 11/25/15                                  26,003       25,878
   7.500% due 08/25/16                                   4,360        4,367
   9.670% due 01/25/17                                     797          826
   9.200% due 12/25/17                                   1,970        2,035
   9.300% due 05/25/18                                   2,536        2,682
   9.500% due 06/25/18                                   1,248        1,328
   5.500% due 07/25/18                                     220          214
   8.500% due 07/25/18                                     344          347
   7.750% due 10/25/18                                   1,601        1,605
   9.500% due 11/25/18                                  12,245       13,417
   7.500% due 01/25/19                                     255          254
   6.625% due 06/25/19                                      68           68
   9.500% due 06/25/19                                   5,102        5,413
   8.000% due 10/25/19                                  17,525       17,864
   7.500% due 12/25/19                                     200          200
   9.000% due 12/25/19                                  20,148       21,091
   7.500% due 05/25/20                                   8,000        7,973
   8.000% due 07/25/20                                     223          227
   9.000% due 09/25/20                                   6,850        7,189
   8.000% due 12/25/20                                  19,436       19,706
   7.500% due 01/25/21                                  23,531       22,428
   8.750% due 01/25/21                                  10,407       10,671
   7.500% due 02/25/21                                  21,878       21,844
   7.500% due 03/25/21                                  20,919       20,872
   7.250% due 04/25/21                                   8,960        8,693
   7.500% due 06/25/21                                     320          321
   8.000% due 07/25/21                                  25,213       24,898
   8.500% due 09/25/21                                  15,166       15,474
   8.000% due 10/25/21                                  22,430       22,746
   6.000% due 12/25/21                                     200          186
   8.000% due 01/25/22                                  21,700       22,176
   8.000% due 03/25/22                                     629          638
   7.000% due 04/25/22                                  17,091       15,824
   7.000% due 07/25/22                                   8,901        8,372
   8.000% due 07/25/22                                   2,788        2,806
   6.500% due 08/25/23                                     243          233
   6.750% due 10/25/23                                     456          370
   6.500% due 11/25/23                                     170          152
   7.000% due 11/17/24                                  65,731       57,922
First Boston Corp.
   8.000% due 12/01/00                                     128          126
   9.450% due 08/20/17                                      54           54
   7.500% due 04/25/21                                   1,087        1,086
First Commonwealth Savings & Loan
  10.375% due 04/01/05                                      23           24
General Electric Capital Mortgage
   8.000% due 07/25/23                                  12,979       12,921
   6.500% due 12/25/23                                   3,330        3,317
   6.500% due 03/25/24                                  11,646        9,426
   8.000% due 06/25/25                                  14,336       14,635
Glendale Federal Savings & Loan
   7.226% due 03/01/28 (d)                              12,682       12,816
Greenwich
   7.087% due 04/25/22 (d)                               3,681        3,708
   6.867% due 07/25/22 (d)                              16,406       16,471
   7.038% due 10/25/22 (d)                                 455          458
   7.119% due 04/25/23 (d)                               5,583        5,639
   7.609% due 04/25/24 (d)                              10,093       10,204
   7.810% due 06/25/24 (d)                              15,992       16,282
   8.529% due 08/25/24 (d)                              19,415       19,767
   8.244% due 11/25/24 (d)                              11,330       11,532
IMC Home Equity Loan Trust
   7.315% due 07/25/26 (d)                               2,876        2,898
Imperial CMB Trust
   5.730% due 09/25/26 (d)                              54,966       54,932
Independent National Mortgage Corp.
   9.000% due 12/25/19                                  16,796       16,956

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------

   6.650% due 10/25/24                              $    2,723   $    2,408
   7.923% due 11/25/24 (d)                              17,507       17,944
   7.069% due 07/25/25 (d)                              47,681       48,195
   7.692% due 07/25/25 (d)                              54,665       55,792
International Mortgage Acceptance Corp.
  12.250% due 03/01/14                                     787          855
J.P. Morgan & Co.
   9.000% due 10/20/20                                  12,409       13,161
Kidder Peabody
   8.390% due 05/20/18                                     541          550
   7.732% due 03/25/24 (d)                              34,254       34,738
   7.730% due 09/25/24 (d)                              20,000       20,313
Marine Midland
   8.000% due 04/25/23                                     110          112
   8.000% due 10/25/23                                     350          353
Merrill Lynch Mortgage
   9.470% due 04/27/18                                      39           40
   7.601% due 06/15/21 (d)                              10,956       10,935
   7.861% due 06/15/21 (d)                              10,283       10,228
   8.221% due 06/15/21 (d)                               2,297        2,285
   8.101% due 06/25/22                                  17,965       18,257
Morgan Stanley Mortgage
   8.971% due 10/22/15                                   1,057        1,059
   8.150% due 07/20/21                                      19           19
Nomura Asset Securitization Corp.
   7.478% due 05/25/24 (d)                              19,638       19,896
Norwest Mortgage
  12.500% due 02/01/14                                   1,511        1,613
  12.250% due 04/01/14                                     149          161
PaineWebber Mortgage
   6.000% due 04/25/09                                  11,951       10,633
   7.000% due 02/25/24                                   2,771        2,771
Prudential Bache
   6.069% due 09/01/18 (d)                                 693          692
   9.000% due 01/01/19                                     540          558
   8.400% due 03/20/21                                   4,754        4,883
Prudential Home
   7.000% due 04/25/99                                     292          291
   8.000% due 06/25/22                                  18,650       18,160
   6.900% due 03/25/23                                   1,424        1,421
   7.000% due 04/25/23                                   6,323        6,311
   7.750% due 10/25/24                                   8,000        8,128
   7.500% due 06/25/25                                  15,432       15,542
PSB Financial Corp.
  11.050% due 12/01/15                                   1,458        1,556
Residential Asset Securities Corp.
   8.000% due 10/25/24                                  20,288       20,342
   5.800% due 10/25/27 (d)                              25,000       25,000
Residential Funding
   8.081% due 02/25/07                                     173          175
   7.000% due 08/25/08                                  23,482       23,369
   6.500% due 09/25/08                                   7,000        6,393
   8.500% due 05/25/17                                     225          222
   9.000% due 01/01/20                                   2,132        2,198
   8.500% due 02/25/21                                     382          381
   8.000% due 01/25/23                                  10,000        9,968
  10.000% due 09/25/23                                   2,510        2,688
   6.750% due 11/25/23                                  40,573       32,167
   7.500% due 09/25/25                                  18,183       17,467
Resolution Trust Corp.
   7.500% due 12/15/04                                     996          996
   6.110% due 01/25/21 (d)                               1,437        1,377
   8.717% due 08/25/21 (d)                              13,329       13,535
   8.717% due 08/25/21                                   8,000        8,065
   8.719% due 08/25/21                                     183          185
   6.047% due 10/25/21 (d)                                 651          640
   8.145% due 10/25/21 (d)                                 382          388
   8.625% due 10/25/21                                     300          302
   7.437% due 01/25/22 (d)                               3,962        4,031
   7.758% due 03/25/22 (d)                               6,691        6,745
   8.499% due 05/25/22 (d)                               4,207        4,269
   6.638% due 06/25/23 (d)                              10,220       10,303
   7.500% due 08/25/23                                     507          509
  10.641% due 05/25/24 (d)                               6,330        6,527
   9.450% due 05/25/24                                  19,693       20,013
   8.150% due 06/25/24                                      84           85
   6.438% due 07/25/24 (d)                               6,502        6,526
   7.000% due 10/25/24                                      16           15
   7.100% due 12/25/24                                   1,500        1,458
   7.050% due 03/25/25                                     340          338
   7.750% due 03/25/25                                   5,000        4,961
   8.750% due 05/25/26                                   1,018        1,018
   7.345% due 07/25/28 (d)                              14,001       14,197
Ryland Acceptance Corp.
   8.650% due 05/15/00                                   8,094        7,960
   9.450% due 10/01/16                                     245          259
   7.483% due 07/25/22 (d)                              42,000       42,656
   7.809% due 08/25/22 (d)                               5,056        5,148
   8.000% due 09/25/22                                   6,257        6,281
   8.200% due 09/25/22                                     100          103
   7.128% due 08/25/29 (d)                              12,014       12,202
   6.884% due 10/25/31 (d)                              19,815       19,704
  14.000% due 11/25/31                                   2,573        2,854
Salomon Mortgage
   7.264% due 11/25/22 (d)                               2,365        2,384
   7.882% due 07/01/24 (d)                              28,322       29,048
Santa Barbara Savings
   9.500% due 11/20/18                                   6,661        6,699
Saxon Mortgage
   6.424% due 06/25/22 (d)                               1,318        1,319
   7.097% due 09/25/22 (d)                               4,857        4,933
   7.512% due 08/25/23 (d)                              52,599       53,421
   7.659% due 09/25/22 (d)                               5,378        5,447
   8.601% due 05/25/32 (d)                              20,564       20,769
Structured Asset Securities Corp.
   5.944% due 02/25/28                                  24,500       24,393
UBS Mortgage
   9.000% due 11/27/19                                   3,277        3,289
Vendee Mortgage
   7.750% due 03/15/16                                     600          603
                                                                 ----------
                                                                  2,058,362
                                                                 ==========

Other Mortgage-Backed Securities - 2.5%

Bank of America
   8.375% due 05/01/07                                       4            4
   9.000% due 03/01/08                                     121          126
Daiwa Mortgage
   7.313% due 09/25/06 (d)                               3,008        3,035
First Interstate Bancorp
   9.125% due 01/01/09                                      24           24
General Electric Credit Corp.
   8.000% due 03/01/02                                     197          201
Georgia Federal Mortgage
  10.500% due 11/01/14                                   2,611        2,696
German American Capital Corp.
   8.360% due 09/30/02                                   5,779        5,849
Great Western Savings & Loan
   5.900% due 09/25/17 (d)                                 256          249
Guardian
   7.021% due 12/25/18 (d)                                 754          647
Home Savings of America
   5.757% due 05/25/27 (d)                               4,763        4,621
Imperial Savings & Loan
  10.000% due 09/01/16                                     334          350
   8.569% due 01/25/17                                     156          157
   9.800% due 07/25/17                                     596          599

Total Return Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------

LTC Commercial Corp.
   7.100% due 11/28/12                              $    4,689   $    4,613
MDC Mortgage Funding
   8.201% due 01/25/25 (d)                               9,762        9,948
Mellon Financial Co.
  13.250% due 01/15/99                                     335          356
Merrill Lynch Mortgage
   9.250% due 12/15/09                                      70           73
Mid-State Trust
   8.330% due 04/01/30                                  36,884       38,079
OSCC Home Equity
   6.950% due 05/15/07                                     167          161
PaineWebber Mortgage
   8.115% due 11/25/23 (d)                               2,052        2,110
Resolution Trust Corp.
   7.859% due 02/25/20 (d)                                 506          381
   7.420% due 09/25/20 (d)                              17,667          839
   8.239% due 06/25/21 (d)                              14,093       14,115
   7.570% due 09/25/21 (d)                               7,562        7,652
   6.438% due 10/25/21 (d)                               1,503        1,512
   7.189% due 10/25/28 (d)                              18,792       19,015
   7.233% due 10/25/28 (d)                              36,645       37,309
   7.500% due 10/25/28                                   6,238        6,250
   7.172% due 05/25/29 (d)                               6,831        6,893
   7.592% due 05/25/29 (d)                               8,675        8,588
   7.792% due 05/25/29 (d)                               8,275        8,342
Rural Housing
   3.330% due 10/01/28                                     725          658
Ryland Acceptance Corp.
   9.000% due 12/01/16                                   1,135        1,179
  11.500% due 12/25/16                                     330          330
   7.281% due 11/28/22 (d)                               7,000        7,127
   7.822% due 09/25/23 (d)                              19,048       19,345
Salomon Mortgage
  11.500% due 09/01/15                                   2,343        2,549
Saxon Mortgage
   7.329% due 12/25/22 (d)                              19,943       20,117
Sears Mortgage
  12.000% due 02/25/14                                   1,818        1,991
   8.000% due 03/25/22                                   3,430        3,428
   7.572% due 10/25/22 (d)                               8,276        8,699
Securitized Asset Sales, Inc.
   7.516% due 10/25/23 (d)                              10,979       11,130
   7.736% due 12/26/23 (d)                              10,552       10,716
Structured Asset Securities Corp.
   9.250% due 07/01/19                                     200          199
USGI Capital
   8.500% due 11/25/07                                  12,679       12,671
Western Federal Savings & Loan
   6.624% due 11/25/18 (d)                                 492          489
   6.674% due 03/25/19 (d)                               3,711        3,707
                                                                 ----------
                                                                    289,129
                                                                 ==========

Stripped Mortgage-Backed Securities - 0.3%

Federal Home Loan Mortgage Corp. (IO)
   6.500% due 12/15/02                                     103            4
  10.038% due 09/15/05                                      78           10
   6.500% due 11/15/06                                   5,026          487
   6.500% due 03/15/07                                  11,479          929
   5.750% due 09/15/07 (d)                              18,793        1,451
   5.428% due 02/15/08 (d)                               1,264          105
  11.651% due 01/15/16                                      93           12
   6.500% due 08/15/16                                  10,563          808
   7.000% due 04/15/18                                   8,315          775
   9.993% due 11/15/18                                     300           73
   8.845% due 01/15/21                                     676          189
   9.000% due 05/15/22                                     324           84
Federal National Mortgage Assn. (IO)
  33.862% due 04/25/02                                      69            4
   6.750% due 09/25/04                                     304           19
   7.000% due 06/25/05                                     107            4
  10.458% due 07/25/05 (d)                               3,512          354
   6.500% due 07/25/06                                  14,295        1,203
   6.500% due 02/25/07                                  10,115          994
   6.500% due 07/25/07                                   2,984          273
   6.500% due 09/25/07                                  16,324        1,498
   6.500% due 10/25/07                                   4,715          471
   0.100% due 03/25/09 (d)                              72,259        1,631
   7.000% due 08/25/15                                   8,590          783
   6.500% due 08/25/20                                   2,666          667
  10.070% due 01/25/21                                     215           71
   9.032% due 08/25/21                                   3,410          807
   0.950% due 11/25/21 (d)                              74,728        1,308
   6.500% due 01/25/23                                  10,624        1,487
Federal Home Loan Mortgage Corp. (PO)
   0.000% due 06/15/21                                   9,519        8,457
   0.000% due 02/15/24                                     405          400
Federal National Mortgage Assn. (PO)
   0.000% due 09/01/07                                   1,644        1,194
   0.000% due 02/25/21                                   9,396        7,666
   0.000% due 06/25/22                                   5,698        4,760
   0.000% due 08/25/23                                     508          265
PaineWebber (IO)
  13.595%  due 08/01/19                                     400          153
                                                                  ----------
                                                                      39,396
                                                                  ----------
Total Mortgage-Backed Securities                                   6,843,558
(Cost  $6,837,218)                                                ==========

--------------------------------------------------------------------------------
 Asset-Backed Securities - 1.5%
--------------------------------------------------------------------------------

American Airlines Equipment Trust
  10.210% due 01/01/10                                    6,500        7,638
Delta Air Lines Equipment Trust
  10.500% due 01/02/07                                    7,980        9,325
  10.570% due 01/02/07                                   15,881       19,514
   9.550% due 01/02/08                                    7,773        8,819
Discover Card Trust
   7.300% due 05/21/99                                      133          134
   5.879% due 10/16/13 (d)                                  400          406
Ford Motor Credit Corp.
   5.500% due 02/15/03                                    1,300        1,235
MBNA Master Credit Card Trust
   6.050% due 11/15/02                                      245          241
NationsBank Corp.
   5.850% due 06/15/02                                      971          970
Standard Credit Card Master Trust
   6.750% due 06/07/00                                      290          293
   7.250% due 04/07/08                                      300          302
Student Loan Marketing Assn.
   5.895% due 04/25/04 (d)                               43,519       43,585
United Air Lines Equipment Trust
   9.200% due 03/22/08                                    4,610        4,967
  10.360% due 11/13/12                                    7,000        8,327
  10.020% due 03/22/14                                    4,500        5,156
  10.850% due 07/05/14                                   34,111       41,059
  10.125% due 03/22/15                                   14,300       16,383
   9.060% due 06/17/15                                    5,000        5,342
   9.210% due 01/21/17                                    2,000        2,161
                                                                  ----------
Total Asset-Backed Securities                                        175,857
(Cost  $171,429)                                                  ==========

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 Sovereign Issues - 4.0%
--------------------------------------------------------------------------------

Banco Nacional de Obra y Servicios
   6.875% due 10/01/98                              $   19,500   $   19,169
Commonwealth of Canada
   5.250% due 10/17/96                                   2,000        1,995
Kingdom of Sweden
  10.250% due 11/01/15                                     500          614
Petroleos Mexicanos
   8.750% due 03/05/97                                   3,500        3,516
Province of Newfoundland
   9.000% due 06/01/19                                     500          562
Province of Nova Scotia
   9.375% due 07/15/02                                   1,000        1,110
Province of Ontario
   7.750% due 06/04/02                                     200          209
   7.000% due 08/04/05                                   1,000          995
Province of Quebec
   7.500% due 07/15/02                                   6,000        6,145
Province of Saskatchewan
   9.125% due 02/15/21                                   3,000        3,502
Republic of Argentina
   7.850% due 11/15/96                                  25,000       24,727
   7.850% due 01/17/97                                  20,000       19,484
   5.547% due 09/01/97 (d)                               1,100        1,098
   6.625% due 03/31/05 (d)                             264,453      221,149
   5.000% due 03/31/23 (d)                              90,000       52,538
United Mexican States
   6.250% due 12/31/19                                  89,000       61,633
   6.352% due 12/31/19 (d)                               2,000        1,685
   6.398% due 12/31/19 (d)                              10,000        8,425
   6.453% due 12/31/19 (d)                              39,000       32,858
                                                                 ----------
Total Sovereign Issues                                              461,414
(Cost $402,007)                                                  ==========

--------------------------------------------------------------------------------
 Foreign Currency-Denominated Issues (c) (f) - 1.7%
--------------------------------------------------------------------------------

City of Montreal
  11.500% due 09/20/00                             C$    7,000        6,044
Commonwealth of Canada
   0.000% due 11/07/96                                     430          314
   6.500% due 06/01/04                                   1,000          717
   4.250% due 12/01/26                                  50,642       35,481
Commonwealth of New Zealand
   6.500% due 02/15/00                                 160,000      106,535
  10.000% due 03/15/02                                  40,000       30,241
Kingdom of Netherlands
   6.250% due 07/15/98                                  15,000        9,173
Petroleos Mexicanos
   7.750% due 09/30/98                             FF    5,000          995
Reynolds R.J.
   6.875% due 11/22/00                             DM    9,500        6,382
                                                                 ----------
Total Foreign Currency-
Denominated Issues                                                  195,882
(Cost $211,512)                                                  ==========

--------------------------------------------------------------------------------
 OTC Interest Rate Caps - 0.0%
--------------------------------------------------------------------------------

3 Month Libor
   Strike @ 85.50 Exp. 06/16/97                     $2,454,000           61
                                                                 ----------
Total OTC Interest Rate Caps                                             61
(Cost $61)                                                       ==========

--------------------------------------------------------------------------------
 Purchased CME Put Options - 0.0%
--------------------------------------------------------------------------------

Eurodollar December Futures
   Strike @ 91.25 Exp. 12/16/96                    $12,800,000   $      320
Eurodollar December Futures
   Strike @ 91.50 Exp. 12/16/96                      1,200,000           30
                                                                 ----------
Total Purchased CME Put Options                                         350
(Cost $256)                                                      ==========

--------------------------------------------------------------------------------
 Purchased OTC Call Options - 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Note
   5.625% due 11/00/00
   Strike @ 89.81 Exp. 10/28/96                         50,000        3,574
U.S. Treasury Note
   5.625% due 02/01/00
   Strike @ 90.125 Exp. 10/07/96                        25,000        1,653
                                                                 ----------
Total Purchased OTC Call Options                                      5,227
(Cost $4,939)                                                    ==========

--------------------------------------------------------------------------------
 Preferred Stock - 0.1%
--------------------------------------------------------------------------------

                                                        Shares

Banco Bilbao Vizcaya International                     266,217        7,521
Cleveland Electric Illuminating Co.                      2,808          282
First Nationwide Bank                                   50,000        5,675
                                                                 ----------
Total Preferred Stock                                                13,478
(Cost $12,851)                                                   ==========

--------------------------------------------------------------------------------
 Short-Term Instruments - 6.1%
--------------------------------------------------------------------------------

                                                     Principal
                                                        Amount
                                                       (000's)

Discount Notes - 2.6%

Abbott Laboratories
   5.320% due 10/24/96                              $   22,500       22,424
Caisse d'Amortissement
   5.310% due 10/07/96                                     400          400
   5.350% due 10/28/96                                     500          498
   5.340% due 11/21/96                                   3,800        3,770
   5.350% due 11/27/96                                   1,000          992
Canadian Wheat Board
   5.220% due 10/01/96                                  10,000       10,000
Coca-Cola Co.
   5.270% due 10/28/96                                   3,800        3,785
Dow Jones, Inc.
   5.300% due 11/26/96                                     300          298
E.I. Du Pont de Nemours
   5.330% due 11/20/96                                  32,500       32,259
Electricite de France
   5.280% due 11/26/96                                  11,800       11,703
Federal Home Loan Mortgage Corp.
   5.370% due 11/13/96                                     970          964
Federal National Mortgage Assn.
   5.260% due 11/07/96                                  14,600       14,521
Ford Motor Credit Corp.
   5.440% due 10/04/96                                  36,000       35,984
   5.330% due 10/24/96                                   6,900        6,877
   5.310% due 11/08/96                                   3,500        3,480
   5.310% due 11/19/96                                   6,000        5,957
   5.330% due 12/09/96                                   3,700        3,662
General Motors Acceptance Corp.
   5.320% due 11/25/96                                  52,900       52,470
Hewlett-Packard Co.
   5.400% due 11/27/96                                   6,900        6,841
Illinois Tool Works
   5.310% due 11/26/96                                   2,300        2,281

Total Return Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount         Value
                                                       (000's)       (000's)
--------------------------------------------------------------------------------

Kellog Co.
   5.280% due 11/04/96                              $    5,000   $     4,975
Mobil Australia
   5.340% due 10/16/96                                   1,000           998
   5.350% due 10/25/96                                  13,400        13,352
National Rural Utilities Cooperative
   5.400% due 11/13/96                                   3,000         2,981
   5.280% due 11/22/96                                   3,600         3,573
Ontario Hydro
   5.300% due 10/31/96                                  30,000        29,868
Pfizer, Inc.
   5.280% due 10/09/96                                  20,400        20,376
Proctor & Gamble Co.
   5.280% due 12/03/96                                     300           297
                                                                 -----------
                                                                     295,586
                                                                 ===========

Repurchase Agreements - 1.8%

Daiwa Securities America
   5.750% due 10/01/96                                 107,000       107,000
   (Dated 09/30/96. Collateralized
   by U.S. Treasury Bond 7.500%
   due 11/15/01 valued at $54,057,065
   and U.S. Treasury Bond
   7.250% due 02/15/98 valued
   at $58,578,730. Repurchase
   proceeds are $107,017,090.)
Goldman Sachs & Co.
   5.730% due 10/01/96                                  67,000        67,000
   (Dated 09/30/96. Collateralized by
   U.S. Treasury Bond 12.375%
   due 05/15/04 valued at $68,445,117.
   Repurchase proceeds are $67,010,664.)
State Street Bank
   4.750% due 10/01/96                                  37,208        37,208
   (Dated 09/30/96. Collateralized
   by U.S. Treasury Bond 8.75%
   due 05/15/17 valued at $37,955,446.
   Repurchase proceeds are $37,212,909.)
                                                                 -----------
                                                                     211,208
                                                                 ===========

U.S. Treasury Bills - 1.7%

   5.093% due 10/17/96-11/14/96 (b)(g)                 101,025        95,164
   5.513% due 01/09/97-06/26/97 (g)                    100,810       102,375
                                                                 -----------
                                                                     197,539
                                                                 ===========

Total Short-Term Instruments                                         704,333
(Cost $709,499)                                                  ===========

Total Investments (a) - 109.9%                                   $12,659,993
(Cost $12,591,994)

Written Options (e) - (0.0%)                                          (9,081)
(Premiums $21,031)

Other Assets and Liabilities (Net) - (9.9%)                       (1,141,973)
                                                                 -----------

Net Assets - 100.0%                                              $11,508,939
                                                                 ===========

Notes to Schedule of Investments ($ in thousands):

(a) At September 30, 1996, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there was an excess
    of value over tax cost.                                      $   149,581

    Aggregate gross unrealized depreciation for
    all investments in which there was an excess
    of tax cost over value.                                          (81,582)
                                                                 -----------
    Unrealized appreciation-net                                  $    67,999
                                                                 ===========

(b) Securities with an aggregate market value of $95,164 have been segregated with the custodian to cover margin
    requirements for the following open future contracts
    at September 30, 1996:
                                                                  Unrealized
Type                                             Contracts      Appreciation
--------------------------------------------------------------------------------
U.S. Treasury 5 Year Note (12/96)                    2,199       $     2,837
U.S. Treasury 10 Year Note (12/96)                  22,401            21,939
U.S. Treasury 30 Year Bond (12/96)                  11,237            11,745
Eurodollar June Futures (6/97)                       6,638             7,738
                                                                 -----------
                                                                 $    44,259
                                                                 ===========

(c) Foreign forward currency contracts outstanding at September 30, 1996:
                                Principal
                                   Amount                         Unrealized
                               Covered by       Expiration     Appreciation/
Type                             Contract            Month    (Depreciation)
--------------------------------------------------------------------------------
Sell                     A$        53,883            10/96         $      19
Sell                     BP         7,542            11/96               (16)
Buy                      C$        69,500            10/96                95
Sell                               69,500            10/96               133
Buy                               290,322            11/96               547
Sell                              290,322            11/96              (471)
Buy                               128,500            03/97               845
Sell                              128,500            03/97              (457)
Buy                                25,000            04/97               172
Sell                               25,000            04/97               (63)
Buy                                50,176            05/97              (289)
Sell                               58,200            05/97               370
Sell                               35,178            09/97              (167)
Buy                      DG           102            12/96                (2)
Buy                      DM       524,125            12/96            (1,572)
Sell                              413,306            12/96            19,900
Buy                               361,008            01/97            (1,320)
Sell                              361,008            01/97            11,986
Buy                                65,330            02/97               (31)
Sell                               65,330            02/97             1,406
Buy                                30,310            04/97               (22)
Sell                               40,043            04/97               690
Sell                     FF         5,735            12/96                 1
Sell                     JY     3,162,267            12/96               826
Sell                     N$        22,340            11/96              (311)
                                                                 -----------
                                                                 $    32,269
                                                                 ===========

(d) Variable rate security. The rate listed is as of September 30, 1996.

(e) Premiums received on Written Put Options:

                                                   Premium           Market
Type                                     Par      Received            Value
--------------------------------------------------------------------------------
CME Eurodollar March Futures
  Strike @ 93.00 Exp. 03/17/97     3,610,000      $  1,456       $      226
CME Eurodollar March Futures
  Strike @ 93.50 Exp. 03/17/97     1,650,000         1,211              330
CME Eurodollar March Futures
  Strike @ 94.00 Exp. 03/17/97     4,000,000         4,279            2,200
CME Eurodollar June Futures
  Strike @ 93.00 Exp. 06/16/97       300,000           223               68
CME Eurodollar June Futures
  Strike @ 93.25 Exp. 06/16/97     1,200,000         1,059              390
CME Eurodollar June Futures
  Strike @ 93.50 Exp. 06/16/97    12,235,000        11,971            5,811
CME Eurodollar December Futures
  Strike @ 93.50 Exp. 12/16/96     2,250,000           832               56
                                                  -------------------------
                                                  $ 21,031       $    9,081
                                                  =========================

(f) Principal amount denoted in indicated currency:

         A$ - Australian Dollar
         BP - British Pound
         C$ - Canadian Dollar
         DG - Dutch Guilder
         DM - German Mark
         FF - French Franc
         JY - Japanese Yen
         N$ - New Zealand Dollar

(g) Securities are grouped by coupon and represent a range of maturities.

(h) Security becomes interest bearing at a future date.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
Total Return Fund II

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 Corporate Bonds and Notes - 18.5%
--------------------------------------------------------------------------------

Banking and Finance - 5.5%

Citicorp
   5.513% due 01/30/98 (c)                          $    5,000   $    4,993
   5.688% due 05/29/98 (c)                               5,000        4,993
First Interstate Bancorp
   5.881% due 06/25/97 (c)                                 250          250
General Motors Acceptance Corp.
   6.750% due 04/25/97                                  10,000       10,059
   7.900% due 05/01/97                                     500          506
Great Western Financial
   8.625% due 12/01/98                                   3,000        3,107
Lehman Brothers Holdings
   8.875% due 11/01/98                                     500          522
                                                                 ----------
                                                                     24,430
                                                                 ==========

Industrials - 9.0%

AMR Corp.
   7.750% due 12/01/97                                  10,000       10,143
   9.430% due 05/10/01                                   1,000        1,085
   8.900% due 02/26/07                                   6,450        6,921
Time Warner, Inc.
   6.460% due 08/15/00 (c)                               5,575        5,575
   7.975% due 08/15/04                                   3,345        3,380
   8.110% due 08/15/06                                   6,690        6,665
   8.180% due 08/15/07                                   6,690        6,760
                                                                 ----------
                                                                     40,529
                                                                 ==========

Utilities - 4.0%

Commonwealth Edison
   8.000% due 10/15/03                                   7,550        7,573
CTC Mansfield Funding
  11.125% due 09/30/16                                   2,500        2,650
Illinois Power Co.
   5.850% due 10/01/96                                   1,000        1,000
Long Island Lighting Co.
   9.000% due 11/01/22                                   7,250        6,746
                                                                 ----------
                                                                     17,969
                                                                 ----------
Total Corporate Bonds and Notes                                      82,928
(Cost $80,635)                                                   ==========

--------------------------------------------------------------------------------
 U.S. Treasury Notes - 24.7%
--------------------------------------------------------------------------------

   6.125% due 05/31/97                                  50,000       50,171
   5.875% due 07/31/97                                  60,000       60,094
                                                                 ----------
Total U.S. Treasury Notes                                           110,265
(Cost $110,090)                                                  ==========

--------------------------------------------------------------------------------
 Mortgage-Backed Securities - 69.2%
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation - 8.9%

   6.500% due 11/13/26                                     250          235
   7.250% due 03/01/06                                     456          457
   7.479% due 02/01/23 (c)                               1,775        1,837
   7.500% due 11/13/26                                   5,500        5,442
   7.545% due 04/01/29 (c)                               3,437        3,536
   7.962% due 12/01/22 (c)                              18,159       18,756
   8.000% due 04/1/25-12/01/25(e)                        8,925        9,025
   8.250% due 03/1/08-05/01/08(e)                          273          281
   8.500% due 12/01/01                                       7            7
   9.500% due 02/01/11                                     176          188
  10.000% due 06/01/11                                      33           35
  10.500% due 04/01/01                                     155          164
  15.500% due 06/01/11                                       3            3
                                                                 ----------
                                                                     39,966
                                                                 ==========

--------------------------------------------------------------------------------
Federal Housing Administration - 0.2%

   5.596% due 10/01/19                                  $  384   $      385
   8.829% due 05/01/19                                     620          649
                                                                 ----------
                                                                      1,034
                                                                 ==========

Federal National Mortgage Association - 10.9%

   6.993% due 02/01/23 (c)                               6,082        6,169
   7.000% due 08/01/09                                     473          472
   7.355% due 07/01/20 (c)                               1,844        1,900
   7.394% due 04/01/24 (c)                               4,009        4,128
   7.487% due 12/01/23 (c)                               2,009        2,073
   7.500% due 04/01/24                                  16,541       16,429
   7.600% due 01/01/24 (c)                               4,916        5,087
   7.689% due 10/01/24 (c)                               2,911        3,018
   7.750% due 10/01/07                                     533          536
   8.000% due 10/01/05                                     590          602
   8.500% due 07/1/03-08/01/07(e)                        5,751        5,959
   9.000% due 12/01/01                                   1,568        1,637
  11.000% due 09/01/10                                     303          335
  13.750% due 10/1/10-01/01/13(e)                          147          172
  14.500% due 03/01/13                                      10           12
  14.750% due 10/1/12-11/01/12(e)                           42           49
                                                                 ----------
                                                                     48,578
                                                                 ==========

Government National Mortgage Association - 27.5%

   5.500% due 01/20/26 (c)                               2,947        2,887
   6.500% due 01/20/25(c)                                3,791        3,837
   6.500% due 10/17/26                                  30,000       28,050
   7.000% due 10/17/26-11/19/26 (e)                     80,000       76,938
   7.125% due 06/20/23 (c)                               6,660        6,764
   7.250% due 09/20/24 (c)                               3,757        3,805
   7.500% due 03/15/24                                     418          415
  12.000% due 10/15/12-06/15/15 (e)                         67           77
                                                                 ----------
                                                                    122,773
                                                                 ==========

Collateralized Mortgage Obligations - 19.8%

AFC Home Equity Loan Trust
   7.328% due 10/25/26 (c)                               5,633        5,681
American Southwest Financial
   8.450% due 09/01/17                                     246          245
Capstead
   8.900% due 12/25/21                                     807          828
Chase Mortgage Financial Corp.
   8.000% due 06/25/24                                     408          412
Citicorp Mortgage
   9.500% due 07/01/04                                      38           39
   9.500% due 10/25/04                                     133          138
Collateralized Mortgage Securities Corp.
   9.000% due 04/25/10                                  15,524       15,760
Donaldson, Lufkin & Jenrette
  11.000% due 08/01/19                                     435          482
Federal Home Loan Mortgage Corp.
   8.800% due 12/01/15                                     290          305
   9.000% due 12/15/20                                   3,820        4,011
   7.000% due 07/15/22                                  12,788       11,344
Federal National Mortgage Assn.
   7.000% due 04/25/15                                     236          237
   8.500% due 03/25/17                                     751          759
   9.000% due 09/25/18                                   1,467        1,513
   9.250% due 07/25/19                                   7,247        7,521
Guaranteed Mortgage Corp.
   9.300% due 07/20/19                                   1,000        1,062
Independent National Mortgage Corp.
   7.842% due 11/25/24 (c)                               8,135        8,260
   7.923% due 11/25/24 (c)                               7,429        7,614
Norwest Mortgage
  12.375% due 01/01/14                                     507          546

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
================================================================================

Residential Funding
  10.000% due 10/01/19                              $       35   $       36
Ryland Acceptance Corp.
   8.000% due 09/25/22                                   6,037        6,060
Saxon Mortgage
   7.659% due 09/25/22 (c)                               4,408        4,465
   7.445% due 01/25/23 (c)                               6,834        6,902
Sears Mortgage
   8.250% due 09/25/31                                      55           55
   8.601% due 05/25/32 (c)                               4,173        4,215
U.S. Home Equity
   8.500% due 04/15/21                                      36           37
                                                                 ----------
                                                                     88,527
                                                                 ==========

Other Mortgage-Backed Securities - 1.9%

Bank of America
   9.000% due 03/01/08                                     101          104
Dime Savings
   7.079% due 11/01/18 (c)                                 194          178
Federal Home Loan Mortgage Corp.
  11.875% due 06/15/13                                     327          357
Ryland Acceptance Corp.
   7.822% due 09/25/23 (c)                               6,926        7,035
Security Pacific National Bank
   8.500% due 03/01/17                                       4            4
Western Federal Savings & Loan
   6.674% due 03/25/19 (c)                                 802          802
                                                                 ----------
                                                                      8,480
                                                                 ----------
Total Mortgage-Backed Securities                                    309,358
(Cost $309,086)                                                  ==========

--------------------------------------------------------------------------------
 Asset-Backed Securities - 1.7%
--------------------------------------------------------------------------------

United Air Lines Equipment Trust
   9.190% due 12/24/13                                   7,213        7,375
                                                                 ----------
Total Asset-Backed Securities                                         7,375
(Cost $7,872)                                                    ==========

--------------------------------------------------------------------------------
 Purchased CME Put Options - 0.0%
--------------------------------------------------------------------------------

Eurodollar December Futures
   Strike @ 91.25 Exp. 12/16/96                         550,000          19
Eurodollar March Futures
   Strike @ 91.50 Exp. 03/17/97                         750,000          14
                                                                 ----------
Total Purchased CME Put Options                                          33
(Cost $27)                                                       ==========

--------------------------------------------------------------------------------
 Purchased OTC Call Option - 0.8%
--------------------------------------------------------------------------------

U.S. Treasury Note
   6.250% due 4/30/01
   Strike @ 91.73 Exp. 11/01/96                         50,000        3,598
                                                                 ----------
Total Purchased OTC Call Option                                       3,598
(Cost $3,900)                                                    ==========

--------------------------------------------------------------------------------
 Short-Term Instruments - 8.6%
--------------------------------------------------------------------------------

Discount Notes - 4.5%

Dow Jones, Inc.
   5.300% due 11/26/96                                   2,900        2,876
Federal National Mortgage Assn.
   5.250% due 10/01/96                                     900          900
G.E. Capital Corp.
   5.420% due 03/03/97                                   4,700        4,592
Eli Lilly & Co.
   5.280% due 12/16/96                                   6,800        6,722
Minnesota Mining & Manufacturing Co.
   5.280% due 11/22/96                                   5,200        5,160
                                                                 ----------
                                                                     20,250
                                                                 ==========

Repurchase Agreements - 3.2%

Goldman Sachs
   5.730% due 10/01/96                                   8,200        8,200
   (Dated 09/30/96. Collateralized by
   U.S. Treasury Bond 7.125% 02/15/23
   valued at $8,373,750. Repurchase
   proceeds are $8,201,305.)

State Street Bank
   4.750% due 10/01/96                                   6,309        6,309
   (Dated 09/30/96. Collateralized by
   Federal National Mortgage Assn.
   6.580% 11/15/02 valued at $6,436,669.
                                                                 ----------
   Repurchase proceeds are $6,309,832.)                              14,509
                                                                 ==========

U.S. Treasury Bills - 0.9%

   5.054% due 10/17/96-11/21/96 (b)(e)                   4,135        4,113
                                                                 ----------

Total Short-Term Instruments                                         38,872
(Cost $38,873)                                                   ==========

Total Investments (a) - 123.5%                                   $  552,429
(Cost $550,483)

Written Options (d) - (0.2%)                                           (743)
(Premiums $1,576)

Other Assets and Liabilities (Net)-(23.3%)                         (104,387)
                                                                 ----------

Net Assets - 100.0%                                              $  447,299
                                                                 ==========

Notes to Schedule of Investments ($ in thousands):

(a) At September 30, 1996, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there was an excess value
    over tax cost.                                               $    5,736

    Aggregate gross unrealized depreciation for all
    investments in which there was an excess value
    of tax cost over value.                                          (3,790)
                                                                 ----------

    Unrealized appreciation - net                                $    1,946
                                                                 ==========

(b) Securities with an aggregate market value of $4,113 have been segregated with the custodian to cover margin requirements for the following open future contracts at September 30, 1996:
                                                                 Unrealized
Type                                                Contracts  Appreciation
--------------------------------------------------------------------------------
Eurodollar June Futures (06/97)                           200    $      250
CBOT U.S. Treasury 5 Year Note (12/96)                    267           317
CBOT U.S. Treasury 10 Year Note (12/96)                   862           696
CBOT U.S. Treasury 30 Year Bond (12/96)                    74           162
                                                                 ----------
                                                                 $    1,425
                                                                 ==========

Total Return Fund II

September 30, 1996 (unaudited)
================================================================================
(c) Variable rate security. The rate listed is as of September 30, 1996.

(d) Premiums received on Written Put Options:

                                                   Premiums          Market
Type                                       Par     Received           Value
--------------------------------------------------------------------------------
CME Eurodollar March Futures
   Strike @ 93.00 Exp. 03/17/97       $115,000      $    45      $        7
CME Eurodollar June Futures
   Strike @ 93.50 Exp. 06/16/97        250,000        1,531             736
                                                    -----------------------
                                                    $ 1,576      $      743
                                                    =======================

(e) Securities are grouped by coupon and represent a range of maturities.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
Total Return Fund III

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 Corporate Bonds and Notes - 10.7%
--------------------------------------------------------------------------------

Banking and Finance - 0.8%

Coleman Holdings
   0.000% due 05/27/98 (h)                          $    1,500   $    1,294
                                                                 ----------

Industrials - 3.3%

Coastal Corp.
  10.375% due 10/01/00                                   3,000        3,353
Spieker Properties
   6.950% due 12/15/02                                   2,000        1,943
                                                                 ----------
                                                                      5,296
                                                                 ==========

Utilities - 6.6%

Cablevision Industries
  10.750% due 01/30/02                                   3,000        3,213
Cleveland Electric Illuminating Co.
   8.075% due 11/15/05                                   3,500        3,460
Niagara Mohawk Power
   5.875% due 11/01/96                                   2,640        2,637
North Atlantic Energy
   9.050% due 06/01/02                                     622          614
Texas Gas Transmission Corp.
   9.625% due 07/15/97                                     500          513
                                                                 ----------
                                                                     10,437
                                                                 ----------
Total Corporate Bonds and Notes                                      17,027
(Cost $17,108)                                                   ==========

--------------------------------------------------------------------------------
 U.S. Treasury Notes - 27.9%
--------------------------------------------------------------------------------

   6.125% due 05/31/97                                  40,000       40,138
   7.250% due 08/15/04                                   4,000        4,141
                                                                 ----------
Total U.S. Treasury Notes                                            44,279
(Cost $44,179)                                                   ==========

--------------------------------------------------------------------------------
 U.S. Government Agencies - 0.3%
--------------------------------------------------------------------------------

Federal National Mortgage Assn.
   9.150% due 04/10/98                                     300          313
   5.870% due 10/15/03                                      50           47
Government Trust Certificate - Greece
   8.000% due 05/15/98                                     174          177
                                                                 ----------
Total U.S. Government Agencies                                          537
(Cost $526)                                                      ==========

--------------------------------------------------------------------------------
 Mortgage-Backed Securities - 47.3%
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation - 2.2%

   7.962% due 12/01/22 (d)                               2,924        3,020
   8.000% due 02/01/06                                     406          415
                                                                 ----------
                                                                      3,435
                                                                 ==========

Federal National Mortgage Association - 6.8%

   6.070% due 07/01/17 (d)                                 109          108
   6.073% due 02/01/27-12/01/27 (d)(g)                   3,852        3,817
   6.076% due 08/01/29 (d)                                 130          129
   7.500% due 04/01/24                                   4,135        4,107
   7.575% due 07/01/23 (d)                               1,383        1,433
   8.250% due 07/01/17                                     177          181
   8.500% due 02/01/07                                     916          948
   9.000% due 07/01/05                                      57           60
                                                                 ----------
                                                                     10,783
                                                                 ==========

Government National Mortgage Association - 17.5%

   5.500% due 01/20/26 (d)                               1,965        1,925
   6.500% due 11/19/26                                  15,000       14,006
   7.000% due 10/20/24-11/20/24 (d)(g)                   7,581        7,708
   7.125% due 06/20/22 (d)                               4,125        4,180
                                                                 ----------
                                                                     27,819
                                                                 ==========

Collateralized Mortgage Obligations - 15.7%

Chase Mortgage Financial Corp.
   9.500% due 04/25/24                                     180          181
CMC Securities Corp.
   7.507% due 04/25/25 (d)                               3,692        3,752
Collateralized Mortgage Trust
   8.000% due 01/01/17                                   5,332        5,440
Federal Home Loan Mortgage Corp.
   8.000% due 05/15/00                                      97           99
   8.000% due 02/15/15                                   2,357        2,407
   7.500% due 04/15/19                                   1,031        1,035
Federal National Mortgage Assn.
   7.750% due 07/25/19                                     335          341
Greenwich
   8.244% due 11/25/24 (d)                               1,570        1,598
PNC Mortgage Securities Corp.
   7.500% due 06/25/10                                   1,019        1,020
Residential Accredit Loans, Inc.
   7.050% due 01/25/26                                   2,000        1,854
   7.250% due 01/25/26                                   3,000        2,748
Residential Funding
   9.000% due 07/01/21                                     563          566
Resolution Trust Corp.
   8.835% due 12/25/23                                   2,500        2,532
Sears Mortgage
   8.601% due 05/25/32 (d)                               1,252        1,265
                                                                 ----------
                                                                     24,838
                                                                 ==========

Other Mortgage-Backed Securities - 3.7%

Guardian
   6.797% due 07/25/20 (d)                               1,389          966
Resolution Trust Corp.
   8.625% due 10/25/21                                     244          245
   7.792% due 05/25/29 (d)                               2,844        2,867
Ryland Acceptance Corp.
   7.822% due 09/25/23 (d)                               1,732        1,758
                                                                 ----------
                                                                      5,836
                                                                 ==========

Stripped Mortgage-Backed Securities - 1.4%

Federal Home Loan Mortgage Corp. (IO)
   6.500% due 04/15/22                                   8,554        1,127
Resolution Trust Corp. (PO)
   0.000% due 09/25/00                                   1,239        1,127
                                                                 ----------
                                                                      2,254
                                                                 ----------
Total Mortgage-Backed Securities                                     74,965
(Cost $75,566)                                                   ==========

--------------------------------------------------------------------------------
 Sovereign Issues - 2.9%
--------------------------------------------------------------------------------

Republic of Argentina
   6.625% due 03/31/05 (d)                               3,960        3,286
Province of Quebec
   8.800% due 04/15/03                                   1,000        1,085
                                                                 ----------
Total Sovereign Issues                                                4,371
(Cost $3,702)                                                    ==========

--------------------------------------------------------------------------------
 Foreign Currency - Denominated Issues (c) (f) - 3.4%
--------------------------------------------------------------------------------

Commonwealth of Canada
   8.500% due 04/01/02                             C$    2,000        1,607
   8.750% due 12/01/05                                   2,520        2,059
Province of Saskatchewan
  11.000% due 01/09/01                                   2,000        1,726
                                                                 ----------
Foreign Currency-Denominated Issues                                   5,392
(Cost $5,186)                                                    ==========

Total Return Fund III

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 Purchased CME Put Options - 0.0%
--------------------------------------------------------------------------------

Eurodollar December Futures
   Strike @ 93.5 Exp. 12/19/96                      $      625   $        6
   Strike @ 93.5 Exp. 12/19/96                             125            1
Eurodollar March Futures
   Strike @ 93.5 Exp. 3/21/97                              788            8
                                                                 ----------
Total Purchased CME Put Options                                          15
(Cost $13)                                                       ==========

--------------------------------------------------------------------------------
 Short-Term Instruments - 14.7%
--------------------------------------------------------------------------------

Discount Notes - 11.9%

AT&T Corp.
   5.250% due 11/12/96                                   1,300        1,292
Caisse d'Amortissement
   5.320% due 11/20/96                                     500          496
   5.310% due 11/25/96                                   3,900        3,868
   5.300% due 12/13/96                                   2,000        1,978
Canadian Wheat Board
   5.250% due 11/13/96                                     500          497
Federal National Mortgage Assn.
   5.220% due 10/15/96                                     500          499
   5.210% due 11/07/96                                     800          796
Ford Motor Credit Co.
   5.340% due 11/13/96                                   1,200        1,192
General Electric Capital Corp.
   5.320% due 10/08/96                                     900          899
   5.310% due 11/06/96                                     500          497
   5.280% due 11/12/96                                     600          597
   5.300% due 11/12/96                                     400          398
Motorola, Inc.
   5.270% due 11/12/96                                   3,000        2,982
National Rural Utilities Cooperative
   5.340% due 11/13/96                                   2,000        1,987
Proctor & Gamble Co.
   5.270% due 10/08/96                                     900          899
                                                                 ----------
                                                                     18,877
                                                                 ==========

Repurchase Agreement - 1.7%

State Street Bank
   4.750% due 10/01/96                                   2,620        2,620
   (Dated 09/30/96. Collateralized by
   Federal National Mortgage Assn. 6.580%
   11/15/02 valued at $2,677,391.
   Repurchase proceeds are $2,620,346.)

U.S. Treasury Bills - 1.1%

   5.127% due 10/17/96-11/21/96 (b)(g)                   1,830        1,820
                                                                 ----------

Total Short-Term Instruments                                         23,317
(Cost $23,318)                                                   ==========

Total Investments (a) - 107.2%                                   $  169,903
(Cost $169,598)

Written Options (e) - (0.2%)                                           (287)
(Premiums $556)

Other Assets and Liabilities (Net) - (7.0%)                         (11,111)
                                                                 ----------

Net Assets - 100.0%                                              $  158,505
                                                                 ==========

================================================================================

Notes to Schedule of Investments ($ in thousands):

(a) At September 30, 1996, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for
    all investments in which there was an excess
    of value over tax cost.                                      $    1,723

    Aggregate gross unrealized depreciation for
    all investments in which there was an excess
    of tax cost over value.                                          (1,418)
                                                                 ----------

    Unrealized appreciation-net                                  $      305
                                                                 ==========

(b) Securities with an aggregate market value of
    $1,820 have been segregated with the custodian
    to cover margin requirements for the following
    open future contracts at September 30, 1996:
                                                                 Unrealized
Type                                            Contracts      Appreciation
--------------------------------------------------------------------------------
U.S. Treasury 5 Year Note (12/96)                     100        $       88
U.S. Treasury 10 Year Note (12/96)                    538               656
U.S. Treasury 30 Year Bond (12/96)                    100                94
Eurodollar June Futures (06/97)                       200             1,000
                                                                 ----------
                                                                 $    1,838
                                                                 ==========

(c) Foreign forward currency contracts outstanding
    at September 30, 1996:
                               Principal
                                  Amount                         Unrealized
                                 Covered       Expiration     Appreciation/
Type                         by Contract            Month    (Depreciation)
--------------------------------------------------------------------------------
Sell                       C$    1,300              10/96        $        2
Sell                             4,325              11/96                (6)
Buy                        DM    4,495              01/97               (31)
Sell                             4,495              01/97               171
                                                                 ----------
                                                                 $      136
                                                                 ==========

(d) Variable rate security. The rate listed is as of September 30, 1996.

(e) Premiums received on Written Put Options:
                                                   Premiums          Market
Type                                     Par       Received           Value
--------------------------------------------------------------------------------
CME Eurodollar Futures
   Strike @ 93.00 Exp. 03/17/97     $ 36,000        $    14        $      2
CME Eurodollar Futures
   Strike @ 93.50 Exp. 06/16/97      600,000            542             285
                                                    -----------------------
                                                    $   556        $    287
                                                    =======================

(f) Principal amount denoted in indicated currency:

         C$ - Canadian Dollar
         DM - German Mark

(g) Securities are grouped by coupon and represent a range of maturities.

(h) Security becomes interest bearing at a future date.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Low Duration Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 Corporate Bonds and Notes - 27.2%
--------------------------------------------------------------------------------

Banking and Finance - 9.4%

American General Finance Corp.
   7.750% due 01/15/97                              $      600   $      603
   6.000% due 02/23/98                                   1,000          996
Associates Corp. of North America
   6.750% due 07/15/97                                     625          629
   7.250% due 05/15/98                                     500          508
   7.500% due 05/15/99                                   1,000        1,023
AT&T Capital Corp.
   7.660% due 01/30/97                                     600          604
Banc One Corp.
   7.250% due 08/01/02                                     500          507
Bancomer
   8.000% due 07/07/98                                   4,000        3,980
BankAmerica Corp.
   7.200% due 09/15/02                                     100          101
Bankers Trust
   7.250% due 11/01/96                                   5,500        5,506
Banponce Corp.
   5.813% due 01/27/97 (d)                               5,000        5,003
   7.500% due 05/28/97                                   2,000        2,020
Chrysler Financial Corp.
   8.125% due 12/15/96                                  15,000       15,072
   6.100% due 11/03/97                                   2,000        1,999
   8.330% due 02/02/98                                   5,490        5,634
   6.280% due 07/17/98                                   3,000        2,994
Citicorp
   5.513% due 01/30/98 (d)                               1,000          999
   5.688% due 05/29/98 (d)                               8,000        7,989
Comercia Bank
   6.750% due 05/12/98                                     500          504
Commercial Credit
   5.500% due 05/15/98                                   1,000          984
Den Danske Bank
   6.850% due 06/23/00 (d)                               1,000        1,007
Discover Credit Corp.
   7.760% due 05/13/97                                   5,000        5,051
Ford Motor Credit Corp.
   7.875% due 01/15/97                                     700          704
   6.800% due 08/15/97                                   1,200        1,208
   6.520% due 02/03/98                                   1,000        1,004
General Motors Acceptance Corp.
   8.000% due 10/01/96                                     500          500
   6.226% due 10/15/96 (d)                              16,000       16,040
   7.650% due 12/17/96                                     425          427
   8.250% due 01/13/97                                   9,000        9,073
   8.000% due 01/23/97                                  17,000       17,137
   7.750% due 01/24/97                                   2,500        2,518
   7.625% due 02/28/97                                  10,000       10,069
   7.750% due 04/15/97                                  13,834       13,969
   7.000% due 08/19/97                                     175          176
Kansallis-Osake
   7.860% due 09/30/43 (d)                              13,500       13,892
Lehman Brothers, Inc.
   7.000% due 05/15/97                                     500          503
   7.375% due 08/15/97                                     500          505
Manufacturers Hanover Corp.
   5.438% due 04/30/97 (d)                               6,000        5,987
Norwest Financial, Inc.
   6.400% due 11/15/96                                  15,000       15,026
Salomon, Inc.
   5.200% due 01/20/97                                     750          748
   8.850% due 02/10/97                                   2,000        2,019
   8.670% due 02/13/97                                   1,500        1,515
   5.930% due 03/17/97                                  12,590       12,588
   7.000% due 01/20/98                                   2,500        2,518
   6.125% due 08/18/98                                  12,820       12,757

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
================================================================================
   7.125% due 08/01/99                              $    1,000   $    1,006
SGE Associates
   8.070% due 07/20/00                                  20,586       20,650
Signet Banking Corp.
   5.625% due 05/15/97 (d)                               2,095        2,087
   5.875% due 04/15/98 (d)                               2,865        2,850
Society Bank
   6.875% due 10/15/96                                  19,375       19,389
Transamerica Financial
   6.940% due 04/27/98                                     700          706
Wachovia Bank
   4.625% due 12/13/96                                   1,000          999
                                                                 ----------
                                                                    252,283
                                                                 ==========

Industrials - 11.6%

Americo
   6.850% due 09/18/98                                   7,000        7,003
AMR Corp.
   7.600% due 01/27/97                                   2,000        2,012
   6.500% due 03/15/97                                   3,075        3,085
   9.500% due 07/15/98                                   1,000        1,047
   9.270% due 08/13/98                                   2,000        2,089
   8.100% due 11/01/98                                   2,000        2,058
   8.730% due 11/02/98                                   3,000        3,113
   9.910% due 03/01/01                                   2,500        2,740
  10.000% due 03/07/01                                   4,000        4,398
   9.440% due 05/15/01                                   5,000        5,401
   9.125% due 10/24/01                                   1,000        1,071
Arkla, Inc.
   9.875% due 04/15/97                                  11,500       11,733
   9.200% due 12/18/97                                   1,000        1,030
Bausch & Lomb
   6.480% due 12/17/97                                     275          276
Coastal Corp.
  10.375% due 10/01/00                                   5,000        5,588
Consolidated Natural Gas Co.
   8.750% due 06/01/99                                     400          423
Delta Air Lines
   7.790% due 12/01/98                                   4,449        4,534
E.I. Du Pont de Nemours
   8.500% due 02/10/98                                     100          103
Enserch Corp.
   8.875% due 03/15/01                                   3,000        3,075
First Brands Corp.
   9.125% due 04/01/99                                   3,000        3,045
Ford Motor Co.
   9.250% due 07/15/97                                  14,900       15,264
   9.000% due 09/15/01                                     500          543
Minnesota Mining & Manufacturing
   6.250% due 03/29/99                                     200          199
Nabisco, Inc.
   8.300% due 04/15/99                                   2,900        3,012
   8.000% due 01/15/00                                  16,675       17,217
News America Holdings Corp.
  12.000% due 12/15/01                                   4,805        5,144
Pepsico, Inc.
   7.000% due 10/14/99                                     600          600
Pfizer, Inc.
   6.500% due 02/01/97                                     500          501
Philip Morris Co.
   8.750% due 12/01/96                                   8,250        8,287
   7.500% due 03/15/97                                     250          252
Sears Roebuck & Co.
   9.250% due 04/15/98                                   5,750        5,994
Time Warner, Inc.
   7.450% due 02/01/98                                  27,410       27,774
   6.460% due 08/15/00 (d)                              35,787       35,788
   7.975% due 08/15/04                                  21,247       21,470

Low Duration Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------

   8.110% due 08/15/06                              $   42,495   $   42,340
   8.180% due 08/15/07                                  42,495       42,940
Transco Energy
   9.375% due 08/15/01                                   1,000        1,096
United Air Lines
   6.750% due 12/01/97                                  11,875       11,881
USX Corp.
   7.750% due 01/21/98                                   2,000        2,024
Varity Corp.
  11.375% due 11/15/98                                   4,650        4,677
                                                                 ----------
                                                                    310,827
                                                                 ==========

Utilities - 6.2%

Alabama Power
   7.250% due 08/01/07                                     100           99
Bell Atlantic Financial
   6.000% due 06/01/98                                     500          497
Cablevision Industries
  10.750% due 01/30/02                                   2,000        2,142
Carolina Power & Light
   7.900% due 12/27/96                                  16,300       16,400
Central Power & Light
   6.625% due 01/01/98                                     100          100
Cleveland Electric Illuminating Co.
   9.450% due 12/01/97                                  11,400       11,697
   8.330% due 10/30/98                                   1,500        1,525
   9.300% due 07/26/99                                   1,500        1,564
   9.375% due 03/01/17                                   3,000        2,957
CMS Energy
   9.500% due 10/01/97 (d)                              23,175       23,704
Commonwealth Edison
   5.750% due 12/01/96                                   2,000        1,999
   8.875% due 05/15/97                                   7,000        7,107
Consumers Power Co.
   8.750% due 02/15/98                                   5,000        5,123
CTC Mansfield Funding
  11.125% due 09/30/16                                   7,985        8,465
Detroit Edison
   6.000% due 12/01/96                                   4,040        4,040
Gulf States Utilities
   6.670% due 11/01/96                                   2,500        2,505
Long Island Lighting Co.
   8.750% due 02/15/97                                   1,000        1,008
   7.625% due 04/15/98                                   3,000        3,015
   7.300% due 07/15/99                                   3,000        2,956
   6.250% due 07/15/01                                   2,275        2,104
Louisiana Power & Light Co.
   7.740% due 07/01/02                                  10,500       10,586
  10.300% due 01/02/05                                   2,940        3,026
Mississippi Power & Light
   8.800% due 04/01/05                                   1,000        1,013
New York State Electric
   6.500% due 09/01/98                                   2,350        2,346
North Atlantic Energy
   9.050% due 06/01/02                                   4,702        4,643
Northern States Power Co.
   5.875% due 10/01/97                                     100          100
Pennsylvania Power Co.
   9.000% due 12/01/96                                   5,500        5,523
Public Service Electric & Gas
   6.000% due 01/01/98                                   1,000          995
Texas-New Mexico Power
  11.250% due 01/15/97                                   1,938        1,965
Texas Gas Transmission Corp.
   9.625% due 07/15/97                                   9,000        9,229
Toledo Edison Co.
   9.300% due 04/01/98                                   5,000        5,145
Transcontinental Gas Pipeline
   9.000% due 11/15/96                                   4,850        4,868
   8.125% due 01/15/97                                   5,500        5,534
Triton Energy
   0.000% due 11/01/97                                   8,500        7,873
Union Electric
   5.500% due 03/01/97                                     500          499
United Illuminating
   7.375% due 01/15/98                                   1,000        1,007
   9.760% due 01/02/06                                   3,153        3,251
Western Massachusetts Electric
   6.750% due 03/01/98                                     792          790
                                                                 ----------
                                                                    167,400
                                                                 ----------
Total Corporate Bonds and Notes                                     730,510
(Cost $726,761)                                                  ==========

--------------------------------------------------------------------------------
 U.S. Treasury Obligations - 0.2%
--------------------------------------------------------------------------------

U.S. Treasury Strips (PO)
   0.000% due 10/15/96                                   2,000        1,996
   0.000% due 01/15/97                                   2,000        1,970
   0.000% due 05/15/98                                   2,000        1,812
                                                                 ----------
Total U.S. Treasury Obligations                                       5,778
(Cost $5,769)                                                    ==========

--------------------------------------------------------------------------------
 U.S. Government Agencies - 0.2%
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp.
   7.300% due 10/28/02                                     100          100
   8.440% due 10/27/04                                     500          510
Federal National Mortgage Assn.
   5.200% due 07/10/98                                   1,500        1,470
Small Business Administration
   8.250% due 01/25/13 (d)                               1,790        1,882
   7.500% due 02/25/14 (d)                               1,487        1,541
Student Loan Marketing Assn.
   7.560% due 12/09/96                                     100          100
Tennessee Valley Authority
   0.000% due 10/15/98                                   1,000          882
                                                                 ----------
Total U.S. Government Agencies                                        6,485
(Cost $6,325)                                                    ==========

--------------------------------------------------------------------------------
 Mortgage-Backed Securities - 67.9%
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation - 8.5%

   5.000% due 05/01/98-08/01/98 (g)                         21           21
   5.500% due 05/01/98-04/01/07                            326          320
   6.050% due 01/01/17-06/01/17 (d)(g)                     890          880
   6.059% due 09/01/15-01/01/20 (d)(g)                   3,637        3,597
   6.059% due 11/01/26-06/01/30 (d)(g)                   3,064        3,031
   6.071% due 02/01/16 (d)                                 173          172
   6.073% due 11/01/14-08/01/19 (d)(g)                   3,126        3,093
   6.086% due 05/01/17 (d)                                 326          322
   6.091% due 01/01/30-12/01/30 (d)(g)                   4,876        4,831
   6.105% due 10/01/30 (d)                                 517          512
   6.125% due 01/01/20 (d)                                 362          359
   6.500% due 01/01/02-02/01/05 (g)                        104          103
   6.500% due 11/13/26                                  48,000       45,075
   7.000% due 01/01/17-11/13/26 (g)                     32,605       31,471
   7.195% due 02/01/20 (d)                               5,519        5,681
   7.250% due 07/01/07                                      67           67
   7.500% due 09/01/06                                     219          221
   7.500% due 10/10/26                                   1,000          989
   7.519% due 01/01/24 (d)                               3,853        3,970
   7.553% due 10/01/23 (d)                               5,227        5,387
   7.555% due 06/01/24 (d)                               2,963        3,041
   7.600% due 11/01/23 (d)                               3,618        3,731
   7.760% due 01/01/24 (d)                               5,989        6,182

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
================================================================================

   7.795% due 11/01/22 (d)                          $    4,533   $    4,632
   7.962% due 12/01/22 (d)                               2,924        3,020
   8.000% due 07/01/06-04/01/07 (g)                        428          437
   8.000% due 07/02/24-10/10/26 (g)                     79,026       80,021
   8.250% due 10/01/07-11/01/07 (g)                         76           77
   8.500% due 07/01/01-05/01/10 (g)                        763          785
   8.500% due 01/01/12                                      80           83
   8.500% due 10/10/26                                   1,500        1,540
   8.750% due 02/01/01-04/01/02 (g)                        218          225
   9.000% due 09/01/98-07/01/04 (g)                        267          276
   9.000% due 12/15/20                                   9,906       10,432
   9.250% due 07/01/01                                      16           16
   9.500% due 03/01/01-12/01/04 (g)                        255          267
   9.750% due 03/01/01-11/01/08 (g)                      1,706        1,817
  10.000% due 04/01/01                                      16           17
  10.500% due 07/01/00-10/01/00 (g)                         97          102
  10.500% due 10/01/10-02/01/16 (g)                         73           79
  10.750% due 10/01/00                                      73           78
  10.750% due 09/01/09-08/01/11 (g)                        792          872
  11.250% due 10/01/14                                      14           15
  11.500% due 10/01/15                                       2            3
  11.750% due 11/01/10-08/01/15 (g)                         24           27
  14.000% due 09/01/12-12/01/12 (g)                          6            8
                                                                 ----------
                                                                    227,885
                                                                 ==========

Federal Housing Administration - 0.7%

   6.950% due 04/01/14                                   1,832        1,760
   7.421% due 11/01/19                                   1,055        1,052
   7.430% due 10/01/19-12/01/21 (g)                     14,999       15,005
   9.680% due 02/01/24                                   1,185        1,234
                                                                 ----------
                                                                     19,051
                                                                 ==========

Federal National Mortgage Association - 4.1%

   6.059% due 03/01/18-02/01/19 (d)(g)                   1,021        1,013
   6.060% due 01/01/26 (d)                              11,877       11,780
   6.067% due 08/01/29 (d)                               3,517        3,489
   6.072% due 04/01/19 (d)                                 129          128
   6.073% due 03/01/28-02/01/31 (d)(g)                   6,966        6,910
   6.075% due 01/01/26 (d)                               2,069        2,054
   6.107% due 01/01/26 (d)                               5,896        5,856
   6.146% due 04/01/18 (d)                               9,360        9,214
   6.500% due 06/01/08                                      48           45
   7.000% due 12/01/06-09/01/07 (g)                        104          101
   7.323% due 01/01/24 (d)                               9,793       10,100
   7.516% due 04/01/24 (d)                               8,148        8,412
   7.637% due 10/01/24 (d)                              17,576       18,214
   7.638% due 07/01/23 (d)                               5,007        5,188
   7.763% due 10/01/23 (d)                               8,053        8,345
   8.000% due 03/01/04                                     245          251
   8.467% due 05/01/97 (d)                                 412          423
   8.500% due 03/01/08                                      85           88
   8.500% due 02/01/17-11/01/23 (g)                     11,815       12,228
   9.000% due 07/01/97-08/01/98 (g)                      1,001        1,025
  10.000% due 02/01/04-06/01/13 (g)                      2,697        2,885
  10.000% due 09/01/14-06/01/19 (g)                      1,318        1,432
  10.500% due 06/01/05-11/01/05 (g)                        551          585
  11.000% due 10/01/98-09/01/00 (g)                         44           47
  11.250% due 12/01/10-10/01/15 (g)                        341          380
  12.000% due 01/01/15-10/01/15 (g)                         18           20
  12.750% due 02/01/14-11/01/14 (g)                        122          142
  13.000% due 07/01/15                                      10           11
  13.250% due 09/01/11                                      29           34
  13.500% due 04/01/14                                       9           11
  15.500% due 10/01/12-12/01/12 (g)                         91          109
  15.750% due 12/01/11                                      68           79
  16.000% due 09/01/12-12/01/12 (g)                         36           43
                                                                 ----------
                                                                    110,642
                                                                 ==========

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
================================================================================

Government National Mortgage Association - 33.3%

   5.500% due 08/20/25 (d)                          $    4,794   $    4,697
   6.000% due 07/20/26 (d)                                 990          982
   6.000% due 08/20/26-09/20/26 (g)                      5,555        5,512
   6.500% due 02/20/23-02/20/25 (d)(g)                  39,510       39,958
   6.875% due 09/20/22 (d)                               5,387        5,489
   7.000% due 08/20/23                                   2,739        2,778
   7.000% due 10/20/23-10/20/24 (d)(g)                  12,295       12,476
   7.000% due 10/17/26-11/19/26 (g)                    498,000      479,055
   7.125% due 05/20/22-06/20/25 (d)(g)                  70,410       71,377
   7.250% due 07/20/22-08/20/22 (d)(g)                  71,011       71,893
   7.250% due 07/20/23                                   6,823        6,909
   7.250% due 08/20/23-09/20/24 (d)(g)                  70,900       72,207
   7.500% due 02/15/22-12/15/23 (g)                    121,442      120,727
   8.000% due 07/15/04-11/15/06 (g)                         10           11
   9.750% due 07/15/13-02/15/20 (g)                      1,648        1,766
  10.750% due 10/15/98                                      31           32
  11.750% due 07/15/13-09/15/15 (g)                        423          477
  12.000% due 06/20/15                                      36           41
  13.500% due 05/15/11-11/15/12 (g)                         62           73
  16.500% due 12/15/11                                       1            1
  16.750% due 12/15/96-01/15/97 (g)                          2            2
  16.750% due 12/15/11                                       3            3
                                                                 ----------
                                                                    896,466
                                                                 ==========

Collateralized Mortgage Obligations - 15.9%

American Southwest Financial
   5.100% due 06/02/99                                  13,986       13,466
Bear Stearns
   8.200% due 09/25/22                                   1,314        1,315
   8.000% due 05/25/23                                     419          423
Capstead
   7.400% due 04/25/18                                   7,893        7,910
   7.800% due 02/25/22                                     974          975
   8.300% due 03/25/22                                   8,866        8,838
   7.500% due 02/25/23                                   3,105        3,122
Chase Mortgage Financial Corp.
  10.000% due 11/25/09                                   1,601        1,666
   8.000% due 06/25/24                                      63           64
   7.500% due 10/25/24                                      81           81
Citicorp Mortgage
   9.000% due 10/01/01                                     108          111
   9.000% due 11/01/01                                   1,958        2,019
   8.500% due 06/25/06                                   2,208        2,226
   9.350% due 06/01/10                                      33           33
   7.250% due 11/01/11                                     956          955
  10.000% due 01/25/13                                     149          157
   9.500% due 10/25/15                                   1,641        1,681
CMO Trust
   6.188% due 01/20/03 (d)                                  37           37
Collateralized Mortgage Obligation Trust
   7.985% due 05/01/17                                  16,703       16,930
   9.500% due 06/25/20                                     887          937
Conseco Commercial Mortgage
   9.700% due 07/15/04                                   2,366        2,387
Countrywide
   7.842% due 11/25/24 (d)                              10,847       11,013
   6.375% due 01/25/35 (d)                              20,603       20,023
Donaldson, Lufkin & Jenrette
  11.000% due 08/01/19                                   2,351        2,606
   7.708% due 05/25/24 (d)                               6,347        6,470
Federal Home Loan Mortgage Corp.
   9.000% due 01/15/04                                     500          512
   9.000% due 04/15/04                                     252          254
   9.000% due 12/15/05                                     910          930
  10.000% due 09/15/09                                      20           21

Low Duration Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
================================================================================

  12.500% due 09/30/13                              $    1,858   $    2,108
  11.000% due 11/30/15                                   6,156        6,741
   8.000% due 04/15/19                                   1,813        1,828
   8.500% due 06/15/19                                     967          968
  10.000% due 07/15/19                                     525          574
   8.500% due 09/15/19                                   3,604        3,665
   9.000% due 11/15/19                                   3,587        3,724
   7.950% due 02/15/20                                   3,586        3,646
   9.000% due 02/15/20                                   1,310        1,334
   8.250% due 03/15/20                                     401          409
   7.500% due 04/15/20                                   2,900        2,896
   8.000% due 04/15/20                                   2,500        2,567
  10.000% due 05/15/20                                     350          387
   8.950% due 11/15/20                                   1,779        1,787
   7.500% due 12/15/20                                   2,000        1,987
   9.500% due 01/15/21                                   3,588        3,821
   8.000% due 04/15/21                                   3,060        3,105
   9.000% due 05/15/21                                     650          678
   7.000% due 08/15/21                                   9,541        9,535
Federal National Mortgage Assn.
   8.950% due 05/25/03                                     159          164
   9.400% due 07/25/03                                     250          261
   9.000% due 07/25/03                                   1,142        1,182
   8.500% due 09/25/06                                     754          765
   6.875% due 06/25/09                                   5,167        5,139
   7.000% due 04/25/15                                   3,147        3,160
   7.250% due 07/25/15                                   3,477        3,488
   7.500% due 01/25/16                                     413          414
   5.750% due 04/25/16                                   5,227        5,082
   8.000% due 01/25/19                                     194          195
   7.500% due 02/25/19                                     268          268
   8.000% due 05/25/19                                   1,742        1,761
   8.750% due 05/25/19                                     214          221
   9.000% due 05/25/19                                   2,271        2,299
   9.300% due 05/25/19                                     107          110
   9.000% due 07/25/19                                     939          969
   9.000% due 08/25/19                                   2,887        2,924
   9.500% due 03/25/20                                   3,548        3,909
   9.500% due 05/25/20                                   1,450        1,612
   8.000% due 07/25/20                                   9,667        9,854
   8.500% due 01/25/21                                     184          186
   9.000% due 03/25/21                                   9,989       10,360
   9.000% due 04/25/21                                     300          317
   8.000% due 03/25/22                                     252          255
   5.000% due 01/25/24                                     637          617
First Boston Corp.
   7.050% due 07/25/23                                     583          584
General Electric Capital Mortgage
   6.350% due 03/25/17                                  31,717       31,511
Glendale Federal Savings & Loan
   6.935% due 03/25/30 (d)                               3,429        3,483
Greenwich
   8.244% due 11/25/24 (d)                               8,791        8,947
Home MAC Mortgage Securities Corp.
   8.550% due 07/01/08                                      29           29
Homestead Mortgage Acceptance Corp.
  11.450% due 09/01/15                                   2,035        2,193
Housing Securities, Inc.
   6.750% due 02/25/21                                  28,161       28,091
Independent National Mortgage Corp.
   8.250% due 03/25/25                                  12,709       12,850
Norwest Mortgage
  12.375% due 01/01/14                                     338          364
  12.500% due 02/01/14                                     834          890
  12.250% due 04/01/14                                     595          642
Prudential Bache
   6.059% due 09/01/18 (d)                                  69           69

                                                     Principal
                                                        Amount        Value
                                                        (000's)     (000's)
================================================================================
Prudential Home
   6.500% due 04/25/00                              $      103   $      103
   7.500% due 09/25/07                                     878          871
   7.000% due 11/25/07                                   3,009        3,017
   7.000% due 06/25/23                                   3,014        2,859
Prudential Securities
   8.000% due 12/25/20                                   1,854        1,889
Residential Asset Securitization Trust
   7.050% due 07/25/26                                  17,055       17,044
Residential Funding
   6.157% due 07/01/19 (d)                               1,665        1,566
   7.059% due 09/01/19 (d)                                 429          423
   8.250% due 07/25/21                                     259          258
   9.000% due 12/25/21                                     296          307
Resolution Trust Corp.
   6.991% due 09/25/19 (d)                               3,500        3,518
   6.110% due 01/25/21 (d)                                 287          275
   6.735% due 07/25/21 (d)                                  57           57
   7.137% due 10/25/21 (d)                               1,793        1,798
  10.000% due 05/25/22                                     326          333
   7.250% due 10/25/23                                     803          800
   9.500% due 05/25/24                                     548          538
   7.000% due 10/25/24                                       3            3
   8.750% due 05/25/26                                      29           29
   6.270% due 09/25/27 (d)                               3,246        3,113
   9.000% due 09/25/28                                     397          407
Ryland Acceptance Corp.
   8.000% due 03/01/18                                   2,728        2,655
   9.500% due 07/01/18                                   1,500        1,494
Salomon Mortgage
   7.200% due 12/25/17 (d)                               3,274        3,275
   6.975% due 01/25/18 (d)                                  81           81
   9.554% due 10/25/18                                   8,077        8,366
   5.922% due 03/25/24 (d)                               8,431        8,423
Sears Mortgage
   7.885% due 08/25/23 (d)                               1,480        1,503
   8.601% due 05/25/32 (d)                               1,043        1,053
Securitized Asset Sales, Inc.
   6.750% due 08/25/25                                  20,000       20,019
   7.500% due 10/25/25                                  23,000       23,178
Shearson Lehman
   9.600% due 03/25/21                                   1,795        1,876
UBS Mortgage
   9.000% due 10/18/20                                   4,148        4,167
Westam Mortgage Financial Corp.
   6.500% due 10/02/17                                   7,802        7,661
                                                                 ----------
                                                                    427,046
                                                                 ==========

Other Mortgage-Backed Securities - 3.2%

Dime Savings
   7.079% due 11/01/18 (d)                               3,844        3,533
First Boston Mortgage Securities Corp.
   8.300% due 08/20/09                                     495          504
Fleet Finance, Inc.
   5.450% due 03/20/23                                      42           42
Glendale Federal Savings & Loan
  11.000% due 03/01/10                                      47           49
Great Western Savings & Loan
   6.100% due 12/01/17 (d)                                 612          600
Guardian
   6.824% due 07/25/18 (d)                                  79           73
   6.849% due 12/25/19 (d)                                 435          296
   6.793% due 12/25/19 (d)                               2,207        1,456
   6.814% due 02/25/20 (d)                               1,914        1,110
   6.797% due 07/25/20 (d)                               1,895        1,317
Home Savings of America
   5.757% due 05/25/27 (d)                               2,679        2,600
   5.847% due 09/25/28 (d)                               1,812        1,769

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
================================================================================

Imperial Savings & Loan
   9.800% due 07/25/17                              $       83   $       84
   9.900% due 02/25/18                                     708          744
MDC Mortgage Funding
   8.201% due 01/25/25 (d)                              10,230       10,425
Residential Funding
   8.500% due 04/01/02                                      47           46
Resolution Trust Corp.
   7.531% due 05/25/19 (d)                              11,929       11,933
   7.400% due 08/25/19 (d)                               7,401        7,368
  10.365% due 08/25/21 (d)                               1,425        1,494
   8.625% due 10/25/21                                     610          612
   7.221% due 03/25/22 (d)                               3,918        3,925
   6.900% due 02/25/27                                   9,000        7,830
   6.307% due 10/25/28 (d)                               3,956        4,016
   7.482% due 05/25/29 (d)                               3,929        3,926
Ryland Acceptance Corp.
   7.281% due 11/28/22 (d)                              10,068       10,251
Salomon Mortgage
  11.500% due 09/01/15                                   1,172        1,275
   8.230% due 12/25/17 (d)                                 648          635
Sears Mortgage
  12.000% due 02/25/14                                     192          210
   7.595% due 10/25/22 (d)                               6,366        6,692
Security Pacific
   7.850% due 05/15/98                                       8            8
Western Federal Savings & Loan
   6.749% due 06/25/18 (d)                                  78           78
   6.624% due 11/25/18 (d)                                 393          391
  10.069% due 02/01/20 (d)                                  92           96
                                                                 ----------
                                                                     85,388
                                                                 ==========

Stripped Mortgage-Backed Securities - 2.2%

Federal Home Loan Mortgage Corp. (IO)
   7.000% due 07/15/04                                   5,089          251
   6.250% due 09/15/04                                  12,394          749
   6.000% due 02/15/06                                  16,478        1,093
   9.982% due 07/15/06                                  12,597        1,948
  10.195% due 08/15/06                                   3,922          580
  11.944% due 12/15/06                                   5,338        1,233
   6.000% due 10/15/07                                   5,481          481
   6.000% due 02/15/08                                  13,837        1,367
   7.000% due 07/15/12                                   5,662          238
   6.500% due 08/25/13                                  15,335        1,041
   7.000% due 08/15/18                                   7,321        1,882
   7.500% due 12/15/18                                  10,466        1,257
   6.500% due 05/15/19                                  23,369        2,775
   6.500% due 06/15/19                                  24,798        2,616
  10.496% due 04/15/21                                   7,854        1,300
   6.500% due 04/15/22                                  13,822        1,821
   7.000% due 05/15/23                                   1,274          200
   4.000% due 01/15/24                                  20,919        5,999
Federal National Mortgage Assn. (IO)
   6.000% due 07/25/05                                   7,073          493
   7.272% due 09/25/06                                   6,500        1,466
   6.000% due 02/25/08                                  16,055        1,659
   6.500% due 03/25/09                                   5,854          804
   0.100% due 03/25/09                                  48,414        1,133
   6.500% due 03/25/09                                   7,705        1,690
   6.500% due 02/25/13                                   9,991          565
   8.815% due 06/25/16                                  16,248        1,780
   9.987% due 12/25/18                                   4,674          495
   7.500% due 03/25/19                                  11,503        1,707
   6.500% due 04/25/20                                  47,750        5,091
   7.000% due 05/25/21                                  23,895        2,994
   8.598% due 02/25/22                                   5,000        1,307
   6.500% due 03/25/23                                  11,710        1,884
   4.875% due 03/25/24 (d)                              17,582        1,257

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
================================================================================

Federal National Mortgage Assn. (PO)
   0.000% due 12/20/96                              $    1,475   $    1,459
   0.000% due 01/25/20                                   1,699        1,681
   0.000% due 07/25/22                                   4,510        3,408
   0.000% due 09/25/22                                     113           86
Resolution Trust Corp. (PO)
   0.000% due 09/25/00                                   1,239        1,127
                                                                 ----------
                                                                     58,917
                                                                 ----------
Total Mortgage-Backed Securities                                  1,825,395
(Cost $1,823,166)                                                ==========

--------------------------------------------------------------------------------
 Asset-Backed Securities - 0.1%
--------------------------------------------------------------------------------

Prudential Home (IO)
   0.300% due 04/25/09 (d)                             108,936        1,004
SCFC Boat Loan Trust
   7.050% due 04/15/07                                      86           86
                                                                 ----------
Total Asset-Backed Securities                                         1,090
(Cost $1,051)                                                    ==========

--------------------------------------------------------------------------------
 Sovereign Issues - 4.7%
--------------------------------------------------------------------------------

Banco Nacional de Obra y Servicios
   6.875% due 10/01/98                                  10,000        9,830
Cemex
  10.000% due 11/15/96                                   4,400        4,415
Kingdom of Sweden
   5.440% due 12/06/96                                   1,700        1,683
Nacional Financiera
   6.000% due 12/19/96                                  13,500       13,466
   8.125% due 12/15/97 (d)                                 235          233
   5.875% due 02/17/98                                   2,000        1,955
   6.250% due 12/03/98 (d)                               1,500        1,412
Petroleos Mexicanos
   8.750% due 03/05/97                                   1,000        1,005
   8.250% due 02/04/98                                   5,000        5,018
Province of British Columbia
   5.310% due 12/19/96                                  20,000       19,762
Province of Quebec
   5.500% due 10/26/01 (d)                                 250          246
United Mexican States
   5.820% due 06/28/01                                  10,000        8,550
   6.352% due 12/31/19 (d)                              10,000        8,425
   6.398% due 12/31/19 (d)                              30,000       25,275
   6.453% due 12/31/19 (d)                              30,000       25,275
                                                                 ----------
Total Sovereign Issues                                              126,550
(Cost $128,279)                                                  ==========

--------------------------------------------------------------------------------
 Foreign Currency-Denominated Issues (c)(f) - 1.4%
--------------------------------------------------------------------------------

Banco Nacional de Comercio Exterior
   8.000% due 05/06/98                             DM    3,500        2,357
Kingdom of Netherlands
   6.250% due 07/15/98                             DG   59,000       36,080
                                                                 ----------
Total Foreign Currency-Denominated Issues                            38,437
(Cost $38,796)                                                   ==========

--------------------------------------------------------------------------------
 Preferred Stock - 0.8%
--------------------------------------------------------------------------------

                                                        Shares

Gulf States Utility                                        900       21,600
                                                                 ----------
Total Preferred Stock                                                21,600
(Cost $21,861)                                                   ==========

Low Duration Fund

September 30, 1996 (unaudited)


                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 Short-Term Instruments - 18.5%
--------------------------------------------------------------------------------

Discount Notes - 18.0%

Ameritech Corp
   5.410% due 11/18/96                              $    2,200   $    2,184
Amoco Co.
   5.270% due 11/26/96                                   7,000        6,943
AT&T Corp.
   5.370% due 11/12/96                                     800          795
   5.250% due 11/12/96                                   2,000        1,988
Caisse d'Amortissement
   5.350% due 10/24/96                                   2,500        2,491
   5.350% due 10/28/96                                   6,200        6,175
   5.320% due 11/20/96                                   6,400        6,353
   5.420% due 11/21/96                                   4,400        4,366
   5.280% due 11/25/96                                  45,000       44,637
   5.310% due 11/25/96                                  34,200       33,923
   5.300% due 12/13/96                                   1,000          989
   5.310% due 12/13/96                                   9,700        9,593
Canada Bills
   5.360% due 10/10/96                                  10,000        9,987
Coca-Cola Co.
   5.390% due 10/07/96                                   2,200        2,198
   5.270% due 10/28/96                                   3,000        2,988
E.I. Du Pont de Nemours
   5.340% due 10/16/96                                  25,000       24,944
Eli Lilly & Co.
   5.440% due 12/16/96                                     900          890
   5.330% due 01/06/97                                  12,200       12,023
Federal Farm Credit Bank
   5.280% due 10/03/96                                  11,400       11,397
Federal Home Loan Mortgage Corp.
   5.300% due 10/17/96                                  37,000       36,913
   5.230% due 10/22/96                                   1,200        1,196
   5.370% due 11/15/96                                  11,100       11,025
Federal National Mortgage Assn.
   5.230% due 11/21/96                                   2,300        2,283
Ford Motor Credit Co.
   5.420% due 10/15/96                                  13,200       13,172
   5.380% due 10/28/96                                  40,000       39,839
   5.380% due 11/05/96                                   5,000        4,974
   5.310% due 11/08/96                                  11,700       11,634
   5.400% due 11/12/96                                   1,600        1,590
   5.330% due 12/09/96                                   1,700        1,682
General Electric Capital Corp.
   5.260% due 11/12/96                                  44,500       44,227
Hewlett-Packard Co.
   5.280% due 12/20/96                                   6,100        6,026
Minnesota Mining & Manufacturing Co.
   5.270% due 10/16/96                                     800          798
Mobil Australia Finance
   5.340% due 10/16/96                                   6,000        5,987
National Rural Utilities Cooperative
   5.360% due 10/15/96                                  20,700       20,657
   5.280% due 10/28/96                                   1,700        1,693
   5.440% due 10/28/96                                   5,200        5,179
   5.290% due 11/12/96                                  35,900       35,678
   5.330% due 11/13/96                                  11,800       11,725
   5.340% due 11/13/96                                   1,600        1,590
   5.280% due 11/22/96                                   1,400        1,389
New Center Asset Trust
   5.310% due 11/05/96                                  11,700       11,640
Norfolk Southern Corp.
   5.400% due 11/05/96                                   4,800        4,775
Proctor & Gamble Co.
   5.380% due 11/01/96                                   6,000        5,972
   5.270% due 11/04/96                                   5,100        5,075
Shell Oil Co.
   5.300% due 10/01/96                                   9,900        9,900
   5.330% due 10/04/96                                   2,800        2,799
                                                                 ----------
                                                                    484,282
                                                                 ==========

Repurchase Agreements - 0.2%

State Street Bank
   4.750% due 10/01/96                                   5,888        5,888
   (Dated 09/30/96.  Collateralized by                           ----------
   Federal National Mortgage Assn. 6.580%
   11/15/02 valued at $6,010,472.
   Repurchase proceeds are $5,888,777.)

U.S. Treasury Bills - 0.3%

   5.053% due 10/17/96-11/21/96 (b)(g)                   8,795        8,764
                                                                 ----------

Total Short-Term Instruments                                        498,934
(Cost $498,940)                                                  ==========

Total Investments (a) - 121.0%                                   $3,254,779
(Cost $3,250,948)

Written Options (e) - (0.1%)                                         (1,777)
(Premiums $3,980)

Other Assets and Liabilities (Net) - (20.9%)                       (563,385)
                                                                 ----------

Net Assets - 100.0%                                              $2,689,617
                                                                 ==========

Notes to Schedule of Investments ($ in thousands):

(a) At September 30, 1996, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there was an excess of value
    over tax cost.                                               $   23,135

    Aggregate gross unrealized depreciation for all
    investments in which there was an excess of tax
    cost over value.                                                (19,304)
                                                                 ----------

    Unrealized appreciation-net                                  $    3,831
                                                                 ==========

(b) Securities with an aggregate market value of
    $8,764 have been segregated with the custodian to
    cover magin requirements for the following open
    future contracts at September 30, 1996:
                                                                 Unrealized
Type                                                Contracts  Appreciation
--------------------------------------------------------------------------------
U.S. Treasury 10 Year Note (12/96)                        363    $      102
U.S. Treasury 30 Year Bond (12/96)                         37            34
                                                                 ----------
                                                                 $      136

================================================================================
(c) Foreign forward currency contracts outstanding at September 30, 1996:

                         Principal
                            Amount                               Unrealized
                        Covered by            Expiration      Appreciation/
Type                      Contract                 Month     (Depreciation)
--------------------------------------------------------------------------------
Sell                   C$    5,061                 11/96         $       (8)
Buy                    DG      403                 12/96                 (7)
Sell                   DM    3,544                 12/96                 28
                                                                 ----------
                                                                 $       13
                                                                 ==========

(d) Variable rate security. The rate listed is as of September 30, 1996.

(e) Premiums received on Written Put Options:
                                                Premiums             Market
Type                                     Par    Received              Value
--------------------------------------------------------------------------------
CME Eurodollar March Futures
   Strike @ 93.00 Exp. 03/17/97   $  681,000     $   269         $       43
CME Eurodollar June Futures
   Strike @ 93.50 Exp. 06/16/97   $3,650,000       3,711              1,734
                                                 --------------------------
                                                 $ 3,980         $    1,777
                                                 ==========================

(f) Principal amount denoted in indicated currency:

         C$ - Canadian Dollar
         DG - Dutch Guilder
         DM - German Mark

(g) Securities are grouped by coupon and represent a range of maturities.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Low Duration Fund II

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 Corporate Bonds and Notes - 7.9%
--------------------------------------------------------------------------------

Banking and Finance - 7.9%

AT&T Capital Corp.
   6.990% due 10/04/96                              $    5,000   $    5,004
Chrysler Financial Corp.
   8.220% due 12/27/96                                   2,000        2,011
Ford Motor Credit Corp.
   8.000% due 12/01/96                                   5,000        5,018
Golden West Financial Corp.
   8.625% due 08/30/98                                   3,000        3,111
Household Financial Corp.
   7.800% due 11/01/96                                   3,200        3,205
Salomon, Inc.
   8.550% due 02/17/97                                   1,900        1,917
                                                                 ----------
Total Corporate Bonds and Notes                                      20,266
(Cost $20,168)                                                   ==========

--------------------------------------------------------------------------------
 U.S. Treasury Notes - 11.7%
--------------------------------------------------------------------------------

   6.125% due 05/31/97                                  20,000       20,069
   6.125% due 08/31/98                                  10,000       10,009
                                                                 ----------
Total U.S. Treasury Notes                                            30,078
(Cost $30,025)                                                   ==========

--------------------------------------------------------------------------------
 U.S. Government Agencies - 0.1%
--------------------------------------------------------------------------------

Government Trust Certificate - Israel
   9.250% due 11/15/96                                     154          155
                                                                 ----------
Total U.S. Government Agencies                                          155
(Cost $155)                                                      ==========

--------------------------------------------------------------------------------
 Mortgage-Backed Securities - 80.4%
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation - 13.3%

   7.000% due 11/13/26                                   4,500        4,343
   7.500% due 10/10/26                                   5,000        4,947
   7.971% due 07/01/23 (c)                               3,454        3,594
   8.000% due 07/01/24-12/01/25 (e)                     20,798       21,051
  10.500% due 09/01/15-12/01/18 (e)                        143          156
                                                                 ----------
                                                                     34,091
                                                                 ==========

Federal National Mortgage Association - 5.0%

   6.124% due 10/23/26 (c)                               5,000        4,947
   7.353% due 01/01/24 (c)                               3,401        3,392
   7.557% due 02/01/25 (c)                               2,479        2,555
   8.500% due 02/01/98-06/01/98 (e)                         69           71
   9.000% due 06/01/98                                     152          154
  10.500% due 05/01/12                                   1,632        1,785
                                                                 ----------
                                                                     12,904
                                                                 ==========

Government National Mortgage Association - 27.4%

   7.000% due 10/17/26-11/19/26 (e)                     30,000       28,851
   7.125% due 4/20/22-06/20/22 (c)(e)                   12,570       12,703
   7.250% due 07/20/23 (c)                              16,279       16,484
   7.500% due 02/15/22-03/15/24 (e)                     10,909       10,847
   9.000% due 07/20/16-12/20/17 (e)                      1,459        1,535
                                                                 ----------
                                                                     70,420
                                                                 ==========

Collateralized Mortgage Obligations - 28.9%

American Southwest Financial
   7.500% due 10/01/18                                   1,000          996
Capstead
   7.500% due 02/25/23                                   3,000        3,016
Citicorp Mortgage
   9.500% due 09/25/02                                   1,712        1,751
   9.500% due 10/25/15                                   1,230        1,260

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
================================================================================
CMC Securities Corp.
   7.507% due 04/25/25 (c)                          $    7,383   $    7,503
Collateralized Mortgage Securities Corp.
   9.000% due 04/25/10                                   4,663        4,734
  11.875% due 04/01/15                                     324          344
Donaldson, Lufkin & Jenrette
   7.708% due 05/25/24 (c)                               3,204        3,266
Federal Home Loan Mortgage Corp.
   8.500% due 05/15/04                                   1,587        1,603
  12.900% due 05/01/14                                     474          495
   8.600% due 06/15/19                                   1,777        1,799
Federal National Mortgage Assn.
   9.250% due 10/25/18                                     212          222
   7.000% due 08/25/22                                   1,000          997
   8.000% due 11/25/23                                  11,876       11,887
General Electric Capital Mortgage
   7.500% due 11/25/18                                      46           46
Kidder Peabody
   7.150% due 04/25/25                                   2,677        2,602
Lomas & Nettleton
  12.000% due 03/17/14                                     191          201
Prudential Home
   7.000% due 07/25/23                                     499          497
   7.500% due 06/25/25                                   9,045        9,109
Residential Asset Securitization Trust
   9.000% due 07/25/26                                   9,673        9,969
Residential Funding
   7.500% due 10/25/22                                   2,044        2,012
Resolution Trust Corp.
   7.137% due 10/25/21 (c)                                 448          450
Ryland Acceptance Corp.
  14.000% due 11/25/31                                     226          251
Salomon Mortgage
   7.264% due 11/25/22 (c)                               3,783        3,814
Saxon Mortgage
   7.659% due 09/25/22 (c)                               2,939        2,977
Sears Mortgage
   8.601% due 05/25/32 (c)                               1,460        1,475
UBS Mortgage
   8.000% due 07/25/20                                     839          850
                                                                 ----------
                                                                     74,126
                                                                 ==========

Other Mortgage-Backed Securities - 5.8%

Guardian
   8.044% due 07/25/19 (c)                                 193          190
   7.151% due 10/25/19 (c)                                 671          497
   6.797% due 07/25/20 (c)                               1,263          878
Resolution Trust Corp.
   7.531% due 05/25/19 (c)                               2,593        2,594
   8.625% due 10/25/21                                     366          367
   7.955% due 10/25/28 (c)                               6,535        6,637
Sears Mortgage
   6.500% due 03/25/17                                     373          345
   7.572% due 10/25/22 (c)                               3,310        3,480
                                                                 ----------
                                                                     14,988
                                                                 ----------
Total Mortgage-Backed Securities                                    206,529
(Cost $206,859)                                                  ==========

--------------------------------------------------------------------------------
 Short-Term Instruments - 15.9%
--------------------------------------------------------------------------------

Discount Notes - 14.5%

Ameritech Corp.
   5.410% due 11/18/96                                   3,400        3,375
Coca-Cola Co.
   5.390% due 10/07/96                                   2,900        2,897
   5.270% due 11/14/96                                   2,400        2,385

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------

Federal National Mortgage Assn.
   5.320% due 10/01/96                              $    9,400   $    9,400
   5.210% due 11/07/96                                     900          895
General Electric Capital Corp.
   5.280% due 11/12/96                                     900          894
   4.750% due 11/25/96                                   5,000        4,959
General Motors Acceptance Corp.
   5.320% due 11/25/96                                   3,600        3,571
Hewlett-Packard Co.
   5.300% due 10/25/96                                   4,500        4,484
New Center Asset Trust
   5.300% due 12/06/96                                   4,400        4,356
                                                                 ----------
                                                                     37,216
                                                                 ==========

Repurchase Agreement - 1.0%

State Street Bank
   4.750% due 10/01/96                                   2,508        2,508
   (Dated 09/30/96. Collateralized by                            ----------
   Federal National Mortgage Assn.
   6.58% 11/15/02 valued at $2,562,646.
   Repurchase proceeds are $2,508,331.)

U.S. Treasury Bills - 0.4%

   5.078% due 10/17/96-11/21/96 (b)(e)                     965          961
                                                                 ----------

Total Short-Term Instruments                                         40,685
(Cost $40,686)                                                   ==========

Total Investments (a) - 116.0%                                   $  297,713
(Cost $297,893)

Written Options (d) - (0.1%)                                           (170)
(Premiums $312)

Other Assets and Liabilities (Net) - (15.9%)                        (40,823)
                                                                 ----------

Net Assets - 100.0%                                              $  256,720
                                                                 ==========

Notes to Schedule of Investments ($ in thousands):

(a) At September 30, 1996, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for
    all investments in which there was an excess
    of value over tax cost.                                      $    1,891

    Aggregate gross unrealized depreciation for all
    investments in which there was an excess of tax
    cost over value.                                                 (2,071)
                                                                 ----------

    Unrealized depreciation-net                                  $     (180)
                                                                 ==========

(b) Securities with an aggregate market value
    of $961 have been segregated with the custodian
    to cover margin requirements for the following
    open future contracts at September 30, 1996:
                                                                 Unrealized
Type                                             Contracts     Appreciation
--------------------------------------------------------------------------------
U.S. Treasury 5 Year Note (12/96)                      100       $       88
U.S. Treasury 10 Year Note (12/96)                     126               35
                                                                 ----------
                                                                 $      123
                                                                 ==========

(c) Variable rate security. The rate listed is as of September 30, 1996.

(d) Premiums received on Written Put Options:
                                                   Premium           Market
Type                                     Par      Received            Value
--------------------------------------------------------------------------------
CME Eurodollar March Futures
   Strike @ 93.00 Exp. 03/17/97     $ 63,000        $   25          $     4
CME Eurodollar June Futures
   Strike @ 93.50 Exp. 06/16/97      350,000           287              166
                                                    -----------------------
                                                    $  312          $   170
                                                    =======================

(e) Securities are grouped by coupon and represent a range of maturities.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Short-Term Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 Corporate Bonds and Notes - 39.2%
--------------------------------------------------------------------------------

Banking and Finance - 21.8%

Advanta National Bank
   5.980% due 05/09/97                              $    2,700   $    2,697
AT&T Capital Corp.
   7.800% due 02/10/98                                   2,000        2,041
Capital One Bank
   6.490% due 08/15/97                                   2,000        2,003
Caterpillar Financial
   5.780% due 04/01/99 (d)                               2,000        1,990
Donaldson, Lufkin & Jenrette
   6.250% due 05/01/26 (d)                               1,745        1,745
Ford Motor Credit Corp.
   6.170% due 11/09/98 (d)                               2,600        2,596
   6.090% due 03/23/99 (d)                               1,000        1,001
   5.460% due 04/05/99 (d)                               1,500        1,502
General Motors Acceptance Corp.
   5.250% due 12/09/96                                   2,000        1,998
Kansallis-Osake
   7.860% due 09/30/43 (d)                               1,000        1,029
Lehman Brothers
   6.390% due 09/01/99 (d)                               3,000        3,008
Residential Funding
   7.438% due 12/01/18 (d)                               2,645        2,706
Salomon, Inc.
   6.300% due 10/21/96 (d)                                 500          500
   6.151% due 11/21/96 (d)                               1,000        1,001
   5.790% due 11/26/97                                   1,700        1,687
   5.650% due 02/10/98                                   1,000          988
                                                                 ----------
                                                                     28,492
                                                                 ==========

Industrials - 9.7%

Americo
   6.850% due 09/18/98                                   1,000        1,000
COFIRI International, Inc.
   5.925% due 10/27/00 (d)                               2,000        1,983
Delta Air Lines
   9.875% due 01/01/98                                   1,000        1,041
First Brands Corp.
   9.125% due 04/01/99                                   1,000        1,015
G-I Holdings, Inc.
   0.000% due 10/01/98                                   1,000          873
Sears Roebuck & Co.
   5.933% due 03/10/99 (d)                               3,000        3,000
TCI Communications, Inc.
   7.130% due 02/03/98                                   3,000        3,013
Time Warner, Inc.
   6.460% due 08/15/00 (d)                                 697          697
                                                                 ----------
                                                                     12,622
                                                                 ==========

Utilities - 7.7%

Beaver Valley Funding Corp.
   8.250% due 06/01/03                                   1,200        1,179
Consumers Power Co.
   8.750% due 02/15/98                                   2,000        2,049
Gulf States Utilities
   5.375% due 02/01/97                                   2,630        2,621
   9.720% due 07/01/98                                   2,400        2,492
Hydro-Quebec
   6.000% due 09/29/49 (d)                                 300          269
Triton Energy
   0.000% due 11/01/97 (e)                               1,500        1,389
                                                                 ----------
                                                                      9,999
                                                                 ----------
Total Corporate Bonds and Notes                                      51,113
(Cost $50,795)                                                   ==========

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 Mortgage-Backed Securities - 38.2%
--------------------------------------------------------------------------------

Federal National Mortgage Association - 1.2%

   6.930% due 09/01/23 (d)                          $    1,503   $    1,519
                                                                 ----------

Government National Mortgage Association - 18.5%

   5.000% due 04/20/26                                   1,131        1,091
   5.000% due 02/20/26-05/20/26 (d)(h)                   7,906        7,622
   6.000% due 08/20/25 (d)                               1,893        1,878
   7.125% due 09/20/23 (d)                               5,092        5,164
   7.250% due 07/20/23-09/20/24 (d)(h)                   8,239        8,403
                                                                 ----------
                                                                     24,158
                                                                 ==========

Collateralized Mortgage Obligations - 12.3%

Donaldson, Lufkin & Jenrette
   7.580% due 10/17/20 (d)                               1,742        1,741
   7.824% due 09/01/21 (d)                                 107          108
   6.750% due 06/25/22 (d)                                 707          709
   7.110% due 05/25/23 (d)                                 925          936
Federal National Mortgage Assn.
   6.750% due 06/25/21                                   3,100        2,948
   1.000% due 06/25/23                                     977          907
General Electric Capital Mortgage
   6.500% due 12/25/23                                     529          527
Greenwich
   7.705% due 04/25/22 (d)                                 321          323
   7.038% due 10/25/22 (d)                                 260          262
 Guardian
   7.219% due 01/25/21 (d)                                 646          439
Housing Securities, Inc.
   6.750% due 05/25/20                                     122          121
Manufacturers Hanover Corp.
   7.250% due 12/16/25 (d)                               2,662        2,654
Prudential Bache
   6.059% due 09/01/18 (d)                                  68           68
Prudential Home
   6.750% due 01/25/24                                   2,316        2,295
Resolution Trust Corp.
   8.858% due 12/25/20 (d)                                 727          738
   6.735% due 07/25/21 (d)                                  28           29
   6.880% due 06/25/24 (d)                                 802          808
Ryland Acceptance Corp.
   6.593% due 08/25/21 (d)                                 494          495
                                                                 ----------
                                                                     16,108
                                                                 ==========

Other Mortgage-Backed Securities - 3.2%

Dime Savings
   7.079% due 11/01/18 (d)                                 599          551
 Guardian
   6.793% due 12/25/19 (d)                                 413          272
   6.814% due 02/25/20 (d)                                 529          307
   6.852% due 02/25/20 (d)                                 584          309
Resolution Trust Corp.
   8.625% due 10/25/21                                   1,000        1,003
   6.745% due 05/25/29 (d)                               1,302        1,314
Ryland Acceptance Corp.
   6.880% due 10/25/18 (d)                                  87           88
   6.704% due 12/25/21 (d)                                 275          277
                                                                 ----------
                                                                      4,121
                                                                 ==========

Stripped Mortgage-Backed Securities - 3.0%

Federal National Mortgage Assn. (IO)
   6.000% due 10/25/03                                   5,619          238
   7.000% due 07/25/06                                   5,342          688
   6.500% due 12/25/06                                   7,808          933

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
================================================================================

   7.000% due 05/25/13                              $    3,760   $      207
   6.500% due 06/25/17                                   7,975          796
   6.500% due 10/25/23                                   3,949          668
L.F. Rothchild Mortgage (PO)
   0.000% due 04/01/17                                     461          443
                                                                 ----------
                                                                      3,973
                                                                 ----------
Total Mortgage-Backed Securities                                 $   49,879
(Cost $50,734)                                                   ==========

--------------------------------------------------------------------------------
 Sovereign Issues - 4.5%
--------------------------------------------------------------------------------

Cemex
  10.000% due 11/15/96                                   1,000        1,004
Government of Malaysia
   5.563% due 10/19/05 (d)                               1,250        1,250
Nafinsa Trust II
   8.075% due 03/31/99 (d)                                 221          212
Republic of Argentina
   6.625% due 03/31/05 (d)                               4,018        3,360
                                                                 ----------
Total Sovereign Issues                                                5,826
(Cost $5,489)                                                    ==========

--------------------------------------------------------------------------------
 Foreign Currency-Denominated Issues (c)(g) - 3.0%
--------------------------------------------------------------------------------

Commonwealth of Canada
   4.250% due 12/01/26                             C$    2,228        1,561
Kingdom of Netherlands
   6.250% due 07/15/98                             N$    3,900        2,385
                                                                 ----------
Total Foreign Currency-Denominated Issues                             3,946
(Cost $3,939)                                                    ==========

--------------------------------------------------------------------------------
 Short-Term Instruments - 18.1%
--------------------------------------------------------------------------------

Discount Notes - 17.7%

Caisse d'Amortissement
   5.350% due 10/28/96                              $    1,800        1,793
   5.350% due 12/13/96                                     500          495
Canadian Wheat Board
   5.360% due 11/05/96                                   1,000          995
Electricite de France
   5.340% due 11/18/96                                   3,400        3,375
Federal National Mortgage Assn.
   5.220% due 10/15/96                                     800          798
Ford Motor Credit Corp.
   5.330% due 12/09/96                                     900          891
General Electric Capital Corp.
   5.320% due 10/08/96                                     700          699
Illinois Tool Works
   5.310% due 11/26/96                                   1,500        1,488
Mobil Australia
   5.370% due 10/29/96                                   6,000        5,975
National Rural Utilities Cooperative
   5.280% due 10/30/96                                     500          498
New Center Asset Trust
   5.310% due 11/05/96                                   4,000        3,979
Proctor & Gamble Co.
   5.380% due 11/01/96                                   2,100        2,090
                                                                 ----------
                                                                     23,076
                                                                 ==========

Repurchase Agreement - 0.4%

State Street Bank
   4.750% due 10/01/96                                     534          534
   (Dated 09/30/96. Collateralized by                            ----------
   Federal National Mortgage Assn.
   6.580% 11/15/02 valued at $546,407.
   Repurchase proceeds are $534,070.)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
================================================================================

U.S. Treasury Bills - 0.0%

   5.100% due 11/14/96(b)                                   60           60
                                                                 ----------

Total Short-Term Instruments                                         23,670
(Cost $23,670)

Total Investments (a) - 103.0%                                   $  134,434
(Cost $134,627)

Written Options (f) - 0.0%                                               (9)
(Premiums $21)

Other Assets and Liabilities (Net) - (3.0%)                          (3,866)
                                                                 ----------

Net Assets - 100.0%                                              $  130,559
                                                                 ==========

Notes to Schedule of Investments ($ in thousands):

(a) At September 30, 1996, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for
    all investments in which there was an excess
    of value over tax cost.                                      $      962

    Aggregate gross unrealized depreciation for all
    investments in which there was an excess of tax
    cost over value.                                                 (1,155)
                                                                 ----------

    Unrealized depreciation-net                                  $     (193)
                                                                 ==========

(b) Securities with an aggregate market value of $60 have been segregated with the custodian to cover margin requirement
    for the following open future contracts at September 30, 1996:
                                                                 Unrealized
Type                                                Contracts  Appreciation
--------------------------------------------------------------------------------
U.S. Treasury 2 Year Note (12/96)                          11    $        9

(c) Foreign forward currency contracts outstanding
    at September 30, 1996:
                                Principal
                                   Amount                         Unrealized
                                  Covered          Expiration  Appreciation/
Type                          By Contract               Month  (Depreciation)
--------------------------------------------------------------------------------
Buy                           BF   88,411               06/97    $      (31)
Sell                               88,411               06/97             6
Sell                          C$    2,064               09/97           (10)
Sell                          DG    4,238               12/96           113
                                                                 ----------
                                                                 $       78
                                                                 ==========

(d) Variable rate security. The rate listed is as of September 30, 1996.

(e) Security becomes interest bearing at a future date.

Short-Term Fund

September 30, 1996 (unaudited)

================================================================================
(f) Premiums received on Written Put Options:

                                                   Premium           Market
Type                                     Par      Received            Value
--------------------------------------------------------------------------------
CME Eurodollar June Futures          $18,000        $   21         $      9
   Strike @ 93.50 Exp. 06/16/97

(g) Principal amount denoted in indicated currency:

         BF - Belgian Franc
         C$ - Canadian Dollar
         DG - Dutch Guilder
         N$ - New Zealand Dollar

(h) Securities are grouped by coupon and represent a range of maturities.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
Long-Term U.S. Government Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
--------------------------------------------------------------------------------
 U.S. Treasury Bonds - 63.5%
--------------------------------------------------------------------------------

   6.250% due 08/15/23                              $   15,200   $   13,728
   6.750% due 08/15/26                                     161          157
                                                                 ----------
Total U.S. Treasury Bonds                                            13,885
(Cost $13,802)                                                   ==========

--------------------------------------------------------------------------------
 Mortgage-Backed Securities - 89.4%
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation - 2.3%

   7.257% due 06/01/22 (b)                                 206          211
   7.419% due 05/01/22 (b)                                 268          276
                                                                 ----------
                                                                        487
                                                                 ==========

Federal Housing Administration - 7.8%

   7.421% due 11/01/19                                     232          231
   7.430% due 12/28/17                                   1,483        1,478
                                                                 ----------
                                                                      1,709
                                                                 ==========

Federal National Mortgage Association - 7.1%

   7.383% due 05/01/25 (b)                                 939          965
   7.523% due 10/01/24 (b)                                 569          590
                                                                 ----------
                                                                      1,555
                                                                 ==========

Government National Mortgage Association - 11.8%

   6.500% due 02/20/24 (b)                                 420          425
   7.000% due 11/20/24 (b)                                 768          782
   7.125% due 06/20/23 (b)                                 706          716
   7.250% due 07/20/23 (b)                                 651          659
                                                                 ----------
                                                                      2,582
                                                                 ==========

Collateralized Mortgage Obligations - 42.8%

Bear Stearns
   7.100% due 06/25/24                                     385          358
California Federal Bank
   6.743% due 08/25/30 (b)                               1,685        1,667
Federal Home Loan Mortgage Corp.
   9.500% due 01/15/05                                     159          166
   8.000% due 03/15/05                                       4            4
   6.500% due 07/15/21                                     330          289
Federal National Mortgage Assn.
   8.000% due 01/25/19                                     194          195
   7.000% due 02/25/20                                     657          597
   8.750% due 08/25/20                                     404          417
   8.000% due 03/25/22                                      63           64
   7.000% due 06/25/22                                     320          267
   7.800% due 10/25/22                                     678          651
   6.000% due 08/25/23                                     856          737
General Electric Capital Mortgage
   7.500% due 03/25/19                                     187          188
Independent National Mortgage Corp.
   8.088% due 01/25/25 (b)                                 599          617
Prudential Home
   6.500% due 01/25/24                                   1,000          827
Residential Funding
   7.876% due 03/25/25 (b)                                 565          577
Resolution Trust Corp.
   6.638% due 06/25/23 (b)                                 454          458
Vendee Mortgage
   6.500% due 06/15/24                                   1,736        1,277
                                                                 ----------
                                                                      9,356
                                                                 ==========

Other Mortgage-Backed Securities - 12.8%

Residential Funding
   8.500% due 04/01/02                                      35           35
Resolution Trust Corp.
   6.745% due 05/25/29 (b)                               1,735        1,752
Ryland Acceptance Corp.
   7.281% due 11/28/22 (b)                               1,000        1,018
                                                                 ----------
                                                                      2,805
                                                                 ==========

Stripped Mortgage-Backed Securities - 4.8%

Federal Home Loan Mortgage Corp. (IO)
   7.000% due 07/15/04                                   1,527           75
   6.000% due 08/15/06                                     502           49
   6.500% due 10/15/06                                     774           86
   6.500% due 11/15/06                                   1,005           97
   6.500% due 02/25/07                                     582           57
   6.000% due 10/15/07                                     999           89
   2.675% due 12/15/08 (b)                               3,255          155
   6.500% due 08/25/20                                   1,000          150
   6.500% due 09/25/21                                   1,341          211
   7.000% due 02/15/26                                   1,043           71
                                                                 ----------
                                                                      1,040
                                                                 ----------
Total Mortgage-Backed Securities                                     19,534
(Cost $19,498)                                                   ==========

--------------------------------------------------------------------------------
 Short-Term Instruments - 6.7%
--------------------------------------------------------------------------------

Discount Notes - 5.5%

E.I. Du Pont de Nemours
   5.250% due 10/18/96                                     300          299
Federal Home Loan Mortgage Corp.
   5.290% due 11/13/96                                     300          298
Ford Motor Credit Corp.
   5.290% due 10/18/96                                     300          299
General Electric Capital Corp.
   5.420% due 03/03/97                                     100           98
Kellog Co.
   5.280% due 10/03/96                                     200          200
                                                                 ----------
                                                                      1,194
                                                                 ==========

Repurchase Agreement - 0.5%

State Street Bank
   4.750% due 10/01/96                                     120          120
   (Dated 09/30/96. Collateralized by                            ----------
   U.S. Treasury Bond 7.500% 11/15/16
   valued at $124,164. Repurchase proceeds
   are $120,016.)

U.S. Treasury Bills - 0.7%

   5.036% due 10/17/96-11/14/96 (d)                        150          150
                                                                 ----------

Total Short-Term Instruments                                          1,464
(Cost $1,464)                                                    ==========

Total Investments (a) - 159.6%                                   $   34,883
(Cost $34,764)

Written Options (c) - (0.1%)                                            (19)
(Premiums $41)

Other Assets and Liabilities (Net) - (59.5%)                        (13,004)
                                                                 ----------

Net Assets - 100.0%                                              $   21,860
                                                                 ==========

Long-Term U.S. Government Fund

September 30, 1996 (unaudited)

================================================================================
Notes to Schedule of Investments ($ in thousands):

(a) At September 30, 1996, the net unrealized appreciation
    (depreciation) of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for
    all investments in which there was an excess
    of value over tax cost.                                      $      316

    Aggregate gross unrealized depreciation for
    all investments in which there was an excess
    of tax cost over value.                                            (197)
                                                                 ----------

    Unrealized appreciation-net                                  $      119
                                                                 ==========

(b) Variable rate security. The rate listed is as of September 30, 1996.

(c) Premiums received on Written Put Options:
                                                  Premiums           Market
Type                                       Par    Received            Value
--------------------------------------------------------------------------------
CME Eurodollar March Futures
   Strike @ 93.00 Exp. 03/17/97        $ 3,000      $    1       $        0
CME Eurodollar June Futures
   Strike @ 93.50 Exp. 06/16/97         39,000          40               19
                                                    -----------------------
                                                    $   41       $       19
                                                    =======================

(d) Securities are grouped by coupon rate and represent a range of maturities.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Foreign Fund

September 30, 1996 (unaudited)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
 Argentina (c) (e) - 3.1%
----------------------------------------------------------------------------

Republic of Argentina
   7.850% due 01/17/97                           $       6,000    $   5,845
   8.000% due 08/09/97                          DG       1,300          777
                                                                  ----------
Total Argentina                                                       6,622
                                                                  ==========
(Cost $6,655)

----------------------------------------------------------------------------
 Belgium (c) (e) - 4.7%
----------------------------------------------------------------------------

Kingdom of Belgium
   9.000% due 03/28/03                          BF         200            8
   5.100% due 11/21/04 (d)                             183,200        6,064
   8.500% due 10/01/07                                 106,300        3,953
                                                                  ----------
Total Belgium                                                        10,025
                                                                  ==========
(Cost $10,048)

----------------------------------------------------------------------------
 Canada (c) (e) - 30.7%
----------------------------------------------------------------------------

Commonwealth of Canada
   9.000% due 12/01/04                          C$      18,460       15,264
   8.000% due 12/01/06                                  57,200       44,295
Hydro-Quebec
   6.000% due 09/29/49 (d)                       $       4,000        3,584
Roger Cantel, Inc.
  10.500% due 06/01/06                          C$       2,500        1,890
Sears Canada
  11.700% due 07/10/00                                   1,000          850
                                                                  ----------
Total Canada                                                         65,883
                                                                  ==========
(Cost $65,071)

----------------------------------------------------------------------------
 Czechoslovakia (c) (e) - 4.6%
----------------------------------------------------------------------------

Bayerische Landesbank
  11.500% due 10/09/97                          CK     134,000        4,969
International Bank of
  Reconstruction & Development
  11.500% due 10/09/97                                 134,000        4,971
                                                                  ----------
Total Czechoslovakia                                                  9,940
                                                                  ==========
(Cost $9,967)

----------------------------------------------------------------------------
 Denmark (c) (e) - 1.9%
----------------------------------------------------------------------------

Kingdom of Denmark
   8.000% due 05/15/03                          DK      22,400        4,155
                                                                  ----------
Total Denmark                                                         4,155
                                                                  ==========
(Cost $4,104)

----------------------------------------------------------------------------
 Finland (e) - 3.8%
----------------------------------------------------------------------------

Republic of Finland
   3.760% due 08/15/97                          FM      30,000        6,376
   3.600% due 09/15/97                                   8,000        1,695
                                                                  ----------
Total Finland                                                         8,071
                                                                  ==========
(Cost $8,110)

----------------------------------------------------------------------------
 France (c) (e) - 4.7%
----------------------------------------------------------------------------

Republic of France
   7.750% due 10/25/05                          FF      46,320       10,035
                                                                  ----------
Total France                                                         10,035
                                                                  ==========
(Cost $9,820)

----------------------------------------------------------------------------
 Germany (c) (e) - 6.8%
----------------------------------------------------------------------------

Republic of Germany
   9.000% due 10/20/00                          DM       4,200        3,175
   6.875% due 06/11/03                                  16,300       11,389
                                                                  ----------
Total Germany                                                        14,564
                                                                  ==========
(Cost $14,564)

----------------------------------------------------------------------------
 Italy (c) (e) - 6.2%
----------------------------------------------------------------------------

Republic of Italy
   9.188% due 09/01/05                          IL  17,990,000    $  13,274
                                                                  ----------
Total Italy                                                          13,274
                                                                  ==========
(Cost $12,703)

----------------------------------------------------------------------------
 Japan (c) (e) - 34.3%
----------------------------------------------------------------------------

Government of Japan
   4.800% due 06/21/99                          JY   3,248,000       32,024
   6.400% due 03/20/00                               2,263,000       23,726
   5.500% due 03/20/02                               1,717,000       18,079
                                                                  ----------
Total Japan                                                          73,829
                                                                  ==========
(Cost $73,832)

----------------------------------------------------------------------------
 Mexico (c) (e) - 11.9%
----------------------------------------------------------------------------

Bancomer
   8.000% due 07/07/98                           $       2,000        1,990
Banco Nacional de Comercio Exterior
   8.000% due 05/06/98                          DM      13,000        8,755
Nacional Financiera
   6.000% due 12/19/96                           $       1,000          998
   8.125% due 12/15/97 (d)                                 165          163
Petroleos Mexicanos
   7.750% due 09/30/98                          FF      44,000        8,760
Third Mexican Acceptance Corp.
   7.370% due 03/15/98                           $       1,000          975
United Mexican States
   5.820% due 06/28/01                                   4,500        3,848
                                                                  ----------
Total Mexico                                                         25,489
                                                                  ==========
(Cost $23,281)

----------------------------------------------------------------------------
Netherlands (c) (e) - 56.6%
----------------------------------------------------------------------------

Kingdom of Netherlands
   6.250% due 07/15/98                          DG     184,100      112,583
   9.000% due 05/15/00                                  13,400        8,998
                                                                  ----------
Total Netherlands                                                   121,581
                                                                  ==========
(Cost $123,664)

----------------------------------------------------------------------------
 New Zealand (c) (e) - 7.3%
----------------------------------------------------------------------------

Commonwealth of New Zealand
  10.000% due 07/15/97                          N$       7,110        5,015
   6.500% due 02/15/00                                  10,200        6,792
  10.000% due 03/15/02                                   3,330        2,517
   8.000% due 04/15/04                                     500          347
   8.000% due 11/15/06                                   1,400          974
                                                                  ----------
Total New Zealand                                                    15,645
                                                                  ==========
(Cost $15,157)

----------------------------------------------------------------------------
 Spain (c) (e) - 4.4%
----------------------------------------------------------------------------

Kingdom of Spain
  10.000% due 02/28/05                          SP     283,000        2,405
  10.900% due 08/30/03                                 781,000        7,100
                                                                  ----------
Total Spain                                                           9,505
                                                                  ==========
(Cost $9,241)

----------------------------------------------------------------------------
Sweden (c) (e) - 10.2%
----------------------------------------------------------------------------

Kingdom of Sweden
   5.440% due 12/06/96                           $       2,700        2,673
  11.000% due 01/21/99                          SK     115,200       19,256
                                                                  ----------
Total Sweden                                                         21,929
                                                                  ==========
(Cost $21,419)

Foreign Fund

September 30, 1996 (unaudited)


                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
 United Kingdom (c) (e) - 21.2%
----------------------------------------------------------------------------

United Kingdom Gilt
   6.000% due 08/10/99                          BP    29,560      $  45,560
                                                                  ----------
Total United Kingdom                                                 45,560
                                                                  ==========
(Cost $45,151)

----------------------------------------------------------------------------
 United States (c) (e) - 30.6%
----------------------------------------------------------------------------

Corporate Bonds and Notes - 6.6%

First USA Bank
   5.963% due 03/24/97 (d)                       $       4,400        4,407
Hewlett Packard Co.
   5.625% due 11/20/00                          DM       2,500        1,679
Resolution Trust Corp.
   7.750% due 04/25/28                           $       4,685        4,682
Time Warner, Inc.
   6.460% due 08/15/00 (d)                                 875          875
   7.975% due 08/15/04                                     525          531
   8.110% due 08/15/06                                   1,050        1,046
   8.180% due 08/15/07                                   1,050        1,061
                                                                  ----------
                                                                     14,281
                                                                  ==========

Mortgage-Backed Securities - 23.4%

Chase Mortgage Financial Corp.
   7.500% due 11/25/23                                      63           63
Collateralized Mortgage Obligation Trust
   9.000% due 05/01/14                                      80           83
Federal Home Loan Mortgage Corp.
   7.757% due 08/01/24 (d)                               2,938        3,033
   9.000% due 11/15/19                                      68           68
   9.050% due 06/15/19                                     190          198
Federal National Mortgage Assn.
   6.067% due 08/01/29 (d)                               2,340        2,321
   6.073% due 12/01/27 (d)                                 966          957
Government National Mortgage Assn.
   6.875% due 09/20/22 (d)                                 913          930
   7.000% due 11/20/21-10/20/24 (d)(g)                  14,038       14,238
   7.125% due 05/20/22-09/20/23 (d)(g)                   3,344        3,390
   7.250% due 07/20/23-09/20/24 (d)(g)                  10,302       10,456
Independent National Mortgage Corp.
   7.842% due 11/25/24 (d)                                 542          551
Morgan Stanley Mortgage
   8.150% due 07/20/21                                       6            6
Paine Webber Mortgage
   7.000% due 10/25/23                                   2,063        2,063
Resolution Trust Corp.
   7.500% due 12/15/04                                     664          664
  10.641% due 05/25/24 (d)                                 316          326
Ryland Acceptance Corp.
   7.822% due 09/25/23 (d)                              10,390       10,552
Sears Mortgage
   6.424% due 06/25/22 (d)                                 264          264
   8.250% due 09/25/31                                     151          149
                                                                  ----------
                                                                     50,312
                                                                  ==========

Asset-Backed Securities - 0.6%

Student Loan Marketing Assn.
   5.895% due 04/25/04 (d)                               1,370        1,372
                                                                  ----------
                                                                      1,372
                                                                  ----------
Total United States                                                  65,965
                                                                  ==========
(Cost $66,148)

----------------------------------------------------------------------------
 Purchased OTC Call Options (e) - 11.8%
----------------------------------------------------------------------------

Commonwealth of Canada
   8.000% due 11/01/98 (f)                      C$      28,600        2,127
   Strike @ 94.27 Exp. 01/15/97
Kingdom of Denmark
   8.000% due 05/15/03 (f)                      DK      22,400          470
   Strike @ 96.25 Exp. 11/21/96
Government of Japan
   4.800% due 06/21/99 (f)                      JY   3,248,000        3,246
   Strike @ 98.00 Exp. 11/15/96
   6.400% due 03/20/00 (f)                           2,263,000        2,228
   Strike @ 104.50 Exp. 12/11/96
   5.500% due 03/20/02 (f)                             238,000          262
   Strike @ 104.00 Exp. 12/03/96
   5.500% due 03/20/02 (f)                             208,000          197
   Strike @ 105.66 Exp. 01/10/97
Kingdom of Netherlands
   6.250% due 07/15/98 (f)                      DG      29,500        1,830
   Strike @ 93.50 Exp. 11/19/96
   6.250% due 07/15/98 (f)                             135,500        8,299
   Strike @ 93.50 Exp. 12/03/96
   6.250% due 07/15/98 (f)                               9,000          557
   Strike @ 93.50 Exp. 12/11/96
   6.250% due 07/15/98 (f)                              10,100          580
   Strike @ 93.569 Exp. 01/13/97
Kingdom of Spain
  10.900% due 08/30/03 (f)                      SP     781,000        1,209
   Strike @ 97.10 Exp. 10/01/96
United Kingdom
   6.000% due 08/10/99 (f)                      BP      27,500        4,374
                                                                  ----------
   Strike @ 88.30 Exp. 10/07/96
Total Purchased OTC Call Options                                     25,379
                                                                  ==========
(Cost $24,260)

----------------------------------------------------------------------------
 Short-Term Instruments - 34.7%
----------------------------------------------------------------------------

Discount Notes - 32.2%

Abbott Laboratories
   5.320% due 10/24/96                           $       6,200        6,179
Ameritech Corp.
   5.420% due 10/28/96                                     600          598
Caisse d'Amortissement
   5.320% due 11/20/96                                   6,200        6,154
Canadian Wheat Board
   5.360% due 11/05/96                                     800          796
   5.270% due 11/06/96                                   2,500        2,487
   5.250% due 11/13/96                                     900          894
Coca-Cola Co.
   5.390% due 10/07/96                                   1,900        1,898
   5.270% due 11/14/96                                   7,500        7,452
Commonwealth Bank of Australia
   5.260% due 10/22/96                                   1,000          997
E.I. Du Pont de Nemours
   5.260% due 11/19/96                                   4,000        3,971
Electricite de France
   5.400% due 10/18/96                                   2,300        2,294
   5.270% due 11/12/96                                   6,400        6,361
   5.300% due 11/27/96                                   7,100        7,040
Ford Motor Credit Co.
   5.440% due 10/04/96                                   2,000        1,999
   5.410% due 10/07/96                                   1,500        1,499
Hewlett Packard Co.
   5.300% due 10/25/96                                   1,800        1,794
Mobil Australia
   5.340% due 10/16/96                                   1,500        1,497
National Rural Utilities Cooperative
   5.350% due 10/16/96                                   1,800        1,796
   5.280% due 10/30/96                                   1,800        1,792
   5.350% due 11/04/96                                   5,000        4,975
New Center Asset Trust
   5.300% due 12/06/96                                   1,900        1,881
Norfolk Southern Corp.
   5.400% due 11/05/96                                   1,400        1,393

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------

Shell Oil Co.
   5.330% due 10/04/96                           $       2,400    $   2,399
Western Australia Treasury Corp.
   5.290% due 11/20/96                                   1,100        1,092
                                                                  ----------

                                                                     69,238
                                                                  ==========
Repurchase Agreement - 2.1%

State Street Bank
   4.750% due 10/01/96                                   4,545        4,545
                                                                  ----------
   (Dated 09/30/96. Collateralized by
   Federal National Mortgage Assn.
   6.580% 11/15/02 valued at $4,638,991.
   Repurchase proceeds are $4,545,600.)

U.S. Treasury Bills - 0.4%
   5.027% due 10/17/96-11/14/96 (b)(g)                     924          920
                                                                  ----------


Total Short-Term Instruments                                         74,703
                                                                  ==========
(Cost $74,703)

Total Investments (a) - 289.5%                                    $ 622,154
(Cost $617,898)

Other Assets and Liabilities (Net) - (189.5%)                      (407,243)
                                                                  ----------

Net Assets - 100.0%                                               $ 214,911
                                                                  ==========


Notes to Schedule of Investments ($ in thousands):

(a)At September 30, 1996, the net unrealized appreciation
   (depreciation) of investments based on cost for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for
   all investments in which there was an excess
   of value over tax cost.                                        $   7,187

   Aggregate gross unrealized depreciation for
   all investments in which there was an excess
   of tax cost over value.                                           (2,931)
                                                                  ----------

   Unrealized appreciation-net                                    $   4,256
                                                                  ==========

(b)Securities with an aggregate market value of $920 have been segregated with the custodian to cover margin requirements for the following open future contracts at September 30, 1996:

                                                                Unrealized
                                                              Appreciation/
Type                                              Contracts  (Depreciation)
----------------------------------------------------------------------------

Commonwealth of Australia 3 Year Note (12/96)            39       $      35
Commonwealth of Australia 10 Year Bond (12/96)           31              67
Republic of Germany 10 Year Bond (12/96)                 67             256
U.S. Treasury 30 Year Bond (12/96)                      118            (258)
                                                                  ----------
                                                                  $     100
                                                                  ==========

(c)Foreign forward currency contracts outstanding at September 30, 1996:


                Principal
                   Amount                                      Unrealized
                  Covered            Expiration              Appreciation/
Type          by Contract                 Month             (Depreciation)
----------------------------------------------------------------------------

Buy        A$       2,470                 04/97                 $      (1)
Sell                4,880                 10/96                        (6)
Sell       A$         214                 04/97                        (5)
Buy        AP       2,100                 12/96                       124
Buy        BF         143                 10/96                         0
Sell                2,800                 12/96                         2
Buy        BP         670                 11/96                        12
Sell                  676                 11/96                        (4)
Sell                  405                 12/96                        (3)
Buy        C$         730                 10/96                         3
Buy                   250                 12/96                         1
Sell                2,491                 10/96                        (4)
Sell                2,162                 11/96                        (6)
Buy        CK     234,080                 11/96                        42
Buy        DG         742                 12/96                       (14)
Sell                7,685                 12/96                       122
Buy        DK          81                 12/96                         0
Sell                  100                 12/96                         0
Buy        DM      20,333                 11/96                      (258)
Buy                66,059                 12/96                      (436)
Sell               64,025                 12/96                     2,913
Sell                6,563                 01/97                       252
Sell               15,763                 03/97                       415
Sell               21,014                 04/97                       418
Buy        FF      33,991                 12/96                       (23)
Sell               82,468                 12/96                       240
Buy        IR   4,862,000                 03/97                        55
Sell               48,100                 03/97                         0
Buy        IL  14,990,177                 10/96                        25
Buy             3,912,312                 11/96                         3
Buy             3,913,340                 12/96                         0
Sell            6,378,500                 10/96                         7
Sell           16,758,600                 12/96                        39
Buy        JY   8,579,570                 10/96                   (11,282)
Buy               597,000                 12/96                       (79)
Sell            8,297,754                 10/96                    12,249
Sell              443,524                 12/96                       103
Buy        N$       3,827                 11/96                        53
Sell               10,685                 10/96                      (113)
Sell                8,370                 11/96                      (109)
Buy        SF         800                 01/97                       (26)
Sell               15,500                 11/96                       519
Buy        SK      51,051                 10/96                        15
Buy                20,403                 12/96                        (3)
Sell                8,100                 11/96                         0
Sell               93,188                 12/96                        (2)
Buy        SP   1,107,929                 10/96                      (134)
Buy                99,395                 01/97                        (8)
Sell              242,984                 10/96                        24
                                                                ----------
                                                                $   5,120
                                                                ==========

(d)Variable rate security.  The rate listed is as of September 30, 1996.

(e)Principal amount denoted in the indicated currency:

     A$ - Australian Dollar              FF - French Franc
     AP - Argentine Peso                 FM - Finnish Markka
     BF - Belgian Franc                  IR - Indonesian Rupiah
     BP - British Pound                  IL - Italian Lira
     C$ - Canadian Dollar                JY - Japanese Yen
     CK - Czech Koruna                   N$ - New Zealand Dollar
     DG - Dutch Guilder                  SF - Swiss Franc
     DK - Danish Krone                   SK - Swedish Krona
     DM - German Mark                    SP - Spanish Peseta

(f)Security is subject to outstanding forward sale commitment.

(g)Securities are grouped by coupon and represent a range of maturities.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Global Fund

September 30, 1996 (unaudited)


                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
 Argentina (c) (e) - 2.6%
----------------------------------------------------------------------------

Letras Del Tesoro
   7.850% due 01/17/97                           $       4,000    $   3,897
Republic of Argentina
   8.000% due 08/09/97 (d)                      DG         600          359
                                                                  ----------
Total Argentina                                                       4,256
                                                                  ==========
(Cost $4,271)

----------------------------------------------------------------------------
 Belgium (c) (e) - 3.0%
----------------------------------------------------------------------------

Kingdom of Belgium
   5.100% due 11/21/04 (d)                      BF      95,900        3,174
   8.500% due 10/01/07                                  43,800        1,629
                                                                  ----------
Total Belgium                                                         4,803
                                                                  ==========
(Cost $4,815)

----------------------------------------------------------------------------
 Canada (c) (e) - 27.7%
----------------------------------------------------------------------------

Commonwealth of Canada
   9.000% due 12/01/04                          C$       7,900        6,532
   8.000% due 12/01/06                                  43,200       33,454
Roger Cantel, Inc.
  10.500% due 06/01/06                                   6,000        4,536
                                                                  ----------
Total Canada                                                         44,522
                                                                  ==========
(Cost $43,871)

----------------------------------------------------------------------------
 Czechoslovakia (c) (e) - 4.7%
----------------------------------------------------------------------------

Bayerische Landesbank
   11.500% due 10/09/97                         CK     102,000        3,783
   International Bank of
   Reconstruction & Development
   11.500% due 10/09/97                                101,000        3,747
                                                                  ----------
Total Czechoslovakia                                                  7,530
                                                                  ==========
(Cost $7,550)

----------------------------------------------------------------------------
 Denmark (c) (e) - 1.3%
----------------------------------------------------------------------------

Kingdom of Denmark
   8.000% due 05/15/03                          DK      11,000        2,040
                                                                  ----------
Total Denmark                                                         2,040
                                                                  ==========
(Cost $2,016)

----------------------------------------------------------------------------
 Finland (c) (e) - 4.0%
----------------------------------------------------------------------------

Republic of Finland
   3.760% due 08/15/97                          FM      24,000        5,101
   3.600% due 09/15/97                                   6,000        1,271
                                                                  ----------
Total Finland                                                         6,372
                                                                  ==========
(Cost $6,403)

----------------------------------------------------------------------------
 France (c) (e) - 2.5%
----------------------------------------------------------------------------

Republic of France
   7.750% due 10/25/05                          FF      18,850        4,084
                                                                  ----------
Total France                                                          4,084
                                                                  ==========
(Cost $3,996)

----------------------------------------------------------------------------
 Germany (c) (e) - 5.1%
----------------------------------------------------------------------------

Republic of Germany
   9.000% due 10/20/00                          DM       3,500        2,646
   6.875% due 06/11/03                                   4,600        3,214
   7.375% due 01/03/05                                   3,200        2,285
                                                                  ----------
Total Germany                                                         8,145
                                                                  ==========
(Cost $8,163)

----------------------------------------------------------------------------
 Italy (c) (e) - 4.1%
----------------------------------------------------------------------------

Republic of Italy
   9.188% due 09/01/05                          IL   8,950,000    $   6,604
                                                                  ----------
Total Italy                                                           6,604
                                                                  ==========
(Cost $6,320)

----------------------------------------------------------------------------
 Japan (c) (e) - 16.9%
----------------------------------------------------------------------------

Government of Japan
   4.800% due 06/21/99                          JY     945,000        9,317
   6.400% due 03/20/00                               1,138,000       11,931
   5.500% due 03/20/02                                 567,000        5,970
                                                                  ----------
Total Japan                                                          27,218
                                                                  ==========
(Cost $27,243)

----------------------------------------------------------------------------
 Mexico (c) (e) - 2.0%
----------------------------------------------------------------------------

Banco Nacional de Comercio Exterior
   8.000% due 05/06/98                          DM         500          337
Cemex
  10.000% due 11/15/96                           $       1,000        1,004
Third Mexican Acceptance Corp.
   7.370% due 03/15/98                                   2,000        1,950
                                                                  ----------
Total Mexico                                                          3,291
                                                                  ==========
(Cost $3,223)

----------------------------------------------------------------------------
 Netherlands (c) (e) - 46.8%
----------------------------------------------------------------------------

Kingdom of Netherlands
   6.250% due 07/15/98                          DG     112,400       68,736
   9.000% due 05/15/00                                   5,300        3,559
   8.250% due 02/15/07                                   4,400        3,001
                                                                  ----------
Total Netherlands                                                    75,296
                                                                  ==========
(Cost $76,576)

----------------------------------------------------------------------------
 New Zealand (c) (e) - 6.7%
----------------------------------------------------------------------------

Commonwealth of New Zealand
  10.000% due 07/15/97                          N$       5,020        3,541
   6.500% due 02/15/00                                   6,000        3,995
  10.000% due 03/15/02                                   1,540        1,164
   8.000% due 04/15/04                                   1,200          833
   8.000% due 11/15/06                                   1,860        1,293
                                                                  ----------
Total New Zealand                                                    10,826
                                                                  ==========
(Cost $10,484)

----------------------------------------------------------------------------
 Spain (c) (e) - 2.9%
----------------------------------------------------------------------------

Kingdom of Spain
  10.900% due 08/30/03                          SP     423,200        3,848
  10.000% due 02/28/05                                  86,000          731
                                                                  ----------
Total Spain                                                           4,579
                                                                  ==========
(Cost $4,454)

----------------------------------------------------------------------------
 Sweden (c) (e) - 6.9%
----------------------------------------------------------------------------

Kingdom of Sweden
  11.000% due 01/21/99                          SK      66,500       11,116
                                                                  ----------
Total Sweden                                                         11,116
                                                                  ==========
(Cost $10,895)

----------------------------------------------------------------------------
 United Kingdom (c) (e) - 13.0%
----------------------------------------------------------------------------

United Kingdom Gilt
   6.000% due 08/10/99                          BP      13,610       20,977
                                                                  ----------
Total United Kingdom                                                 20,977
                                                                  ==========
(Cost $20,775)

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
 United States (c) (e) - 29.7%
----------------------------------------------------------------------------

Corporate Bonds and Notes - 9.9%

CMS Energy
   9.500% due 10/01/97 (d)                       $         750    $     767
CTC Mansfield Funding
  11.125% due 09/30/16                                     700          742
Dean Witter Discover
   5.610% due 02/01/99 (d)                               1,000          999
   5.645% due 02/05/99 (d)                               1,000        1,003
First USA, Inc.
   5.963% due 03/24/97 (d)                               2,200        2,204
General Motors Acceptance Corp.
   6.500% due 05/15/97                                   1,000        1,005
Hewlett Packard Co.
   5.625% due 11/20/00                          DM       1,300          873
Kansallis-Osake
   7.860% due 09/30/43 (d)                       $       5,000        5,145
TCI Communications, Inc.
   6.257% due 04/01/02 (d)                               2,700        2,647
United Air Lines
  10.670% due 05/01/04                                     500          580
                                                                  ----------
                                                                     15,965
                                                                  ==========

Mortgage-Backed Securities - 18.9%

Countrywide
   7.842% due 11/25/24 (d)                                 271          275
Federal Home Loan Mortgage Corp.
   7.342% due 05/01/23 (d)                               1,322        1,362
Federal Housing Administration
   7.399% due 02/01/21                                   1,693        1,690
Federal National Mortgage Assn.
   6.067% due 08/01/29 (d)                               1,260        1,250
   6.073% due 12/01/27 (d)                                 432          428
   6.500% due 04/01/09                                     824          804
   7.500% due 11/01/01-01/01/02 (f)                      1,155        1,170
   7.514% due 03/01/24 (d)                                 540          553
   7.684% due 11/01/23 (d)                                 986        1,016
Government National Mortgage Assn.
   6.875% due 09/20/22 (d)                                 448          456
   7.000% due 07/20/23-10/20/24 (d)(f)                   3,461        3,512
   7.125% due 05/20/23-09/20/23 (d)(f)                   2,953        2,995
   7.250% due 07/20/22-09/20/24 (d)(f)                  10,783       10,973
Residential Funding
   7.876% due 03/25/25 (d)                               2,827        2,887
Resolution Trust Corp.
   8.000% due 04/25/25                                   1,000        1,003
                                                                  ----------
                                                                     30,374
                                                                  ==========

Asset-Backed Securities - 0.9%

Student Loan Marketing Assn.
   5.895% due 04/25/04 (d)                               1,370        1,372
                                                                  ----------
Total United States                                                  47,711
                                                                  ==========
(Cost $47,352)

----------------------------------------------------------------------------
 Purchased OTC Call Options (e) - 9.3%
----------------------------------------------------------------------------

Commonwealth of Canada
   8.000% due 11/01/98 (g)                      C$      21,600        1,606
    Strike @ 94.27 Exp. 01/15/97
   8.000% due 11/01/98 (g)                              21,600        1,601
    Strike @ 94.32 Exp. 01/14/97
Kingdom of Denmark
   8.000% due 05/15/03 (g)                      DK      11,000          231
    Strike @ 96.25 Exp. 11/21/96
Government of Japan
   6.400% due 06/21/99 (g)                      JY      47,000           42
    Strike @ 104.93 Exp. 01/10/97
   4.800% due 06/21/99 (g)                      JY     240,000          240
    Strike @ 98.00 Exp. 11/15/96
   6.400% due 03/20/00 (g)                           1,091,000        1,074
    Strike @ 104.45 Exp. 12/11/96
   5.500% due 03/20/02 (g)                             148,000          163
    Strike @ 104.00 Exp. 12/03/96
   5.500% due 03/20/02 (g)                              32,000           30
    Strike @ 105.66 Exp. 01/10/97
Kingdom of Netherlands
   6.250% due 07/15/98 (g)                      DG      13,000          806
    Strike @ 93.50 Exp. 11/19/96
   6.250% due 07/15/98 (g)                              49,700        3,045
    Strike @ 93.50 Exp. 12/11/96
   6.250% due 07/15/98 (g)                              49,700        3,079
    Strike @ 93.50 Exp. 12/03/96
Kingdom of Spain
  10.900% due 08/30/03 (g)                      SP     387,000          599
    Strike @ 97.10 Exp. 10/01/96
Kingdom of Sweden
  11.000% due 01/21/99 (g)                      SK      20,500          335
    Strike @ 100.00 Exp. 11/21/96
United Kingdom
   6.000% due 08/10/99 (g)                      BP      13,220        2,103
                                                                  ----------
    Strike @ 88.30 Exp. 10/07/96
Total Purchased OTC Call Options                                     14,954
                                                                  ==========
(Cost $14,406)

----------------------------------------------------------------------------
 Short-Term Instruments - 46.2%
----------------------------------------------------------------------------

Discount Notes - 44.7%

Ameritech Corp.
   5.420% due 10/28/96                           $         500          498
Caisse d'Amortissement
   5.310% due 10/07/96                                   3,600        3,598
   5.320% due 10/22/96                                     700          698
   5.320% due 11/20/96                                   1,300        1,290
   5.310% due 11/25/96                                   2,100        2,083
Canadian Wheat Board
   5.270% due 11/06/96                                   2,400        2,387
   5.250% due 11/13/96                                     900          894
E.I. Du Pont de Nemours
   5.250% due 10/07/96                                   6,400        6,394
Electricite de France
   5.340% due 11/18/96                                   5,000        4,964
Federal Home Loan Mortgage Corp.
   5.200% due 11/13/96                                     300          298
Federal National Mortgage Assn.
   5.230% due 11/21/96                                   1,800        1,787
   5.180% due 11/27/96                                   5,000        4,959
Ford Motor Credit Corp.
   5.440% due 10/04/96                                   7,300        7,297
 General Electric Capital Corp.
   5.320% due 10/08/96                                     700          699
   5.420% due 03/03/97                                   2,700        2,638
Hewlett-Packard Co.
   5.400% due 11/27/96                                     200          198
Minnesota Mining & Mfg. Co.
   5.280% due 11/22/96                                   8,000        7,939
Mobil Australia
   5.370% due 10/29/96                                   7,700        7,668
Motorola
   5.300% due 10/03/96                                   3,500        3,499
   5.340% due 10/23/96                                   1,200        1,196
National Rural Utilities Cooperative
   5.280% due 10/28/96                                   2,000        1,992
   5.340% due 11/13/96                                   1,000          994
Norfolk Southern Corp.
   5.400% due 11/05/96                                   2,300        2,288
Proctor & Gamble Co.
   5.270% due 10/08/96                                   2,400        2,398

Global Fund

September 30, 1996 (unaudited)


                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
Shell Oil Co.
   5.330% due 10/04/96                           $       2,400    $   2,399
Wool International
   5.270% due 11/20/96                                     800          794
                                                                  ----------
                                                                     71,849
                                                                  ==========

Repurchase Agreement - 0.8%

State Street Bank
   4.750% due 10/01/96                                   1,352        1,352
   (Dated 09/30/96. Collateralized by
   U.S. Treasury Bill 02/27/97
   valued at $1,380,155. Repurchase
   proceeds are $1,352,178.)

U.S. Treasury Bills - 0.7%
   5.037% due 10/17/96-11/21/96 (b) (f)                  1,111        1,105
                                                                  ----------

Total Short-Term Instruments                                         74,306
                                                                  ==========
(Cost $74,306)

Total Investments (a) - 235.4%                                    $ 378,630
(Cost $377,119)

Other Assets and Liabilities (Net) - (135.4%)                      (217,784)
                                                                  ----------

Net Assets - 100.0%                                               $ 160,846
                                                                  ==========


Notes to Schedule of Investments ($ in thousands):

(a)At September 30, 1996, the net unrealized appreciation
   (depreciation) of investments based on cost for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
   investments in which there was an excess of
   value over tax cost.                                           $   3,145

   Aggregate gross unrealized depreciation for all
   investments in which there was an excess of
   tax cost over value.                                              (1,634)
                                                                  ----------

   Unrealized appreciation-net                                    $   1,511
                                                                  ==========

(b)Securities with an aggregate market value of $1,105 have been segregated with the custodian to cover margin requirements for the following open future contracts at September 30, 1996:

                                                                  Unrealized
Type                                                Contracts   Appreciation
----------------------------------------------------------------------------

Commonwealth of Australia 3 Year Bond (12/96)              30     $      27
Commonwealth of Australia 10 Year Bond (12/96)             13            30
Republic of Germany 10 Year Bond (12/96)                   33           132
U.S. Treasury 10 Year Bond (12/96)                        296           404
                                                                  ----------
                                                                  $     593
                                                                  ==========

(c)Foreign forward currency contracts outstanding at September 30, 1996:

                   Principal
                      Amount                                     Unrealized
                     Covered            Expiration             Appreciation\
Type             by Contract                 Month            (Depreciation)
----------------------------------------------------------------------------

Sell          A$       2,013                 10/96                $      (2)
Buy                    2,529                 04/97                       42
Buy           AP         900                 12/96                       53
Sell          BF          71                 10/96                       (0)
Buy                  152,800                 12/96                      (55)
Buy           BP         890                 11/96                       15
Sell                     341                 11/96                       (2)
Buy                    4,674                 12/96                       39
Buy           C$         963                 10/96                        2
Sell                   3,170                 10/96                       (5)
Buy                    4,779                 11/96                        8
Buy                      200                 12/96                        1
Buy                    6,723                 03/97                      (24)
Buy           CK     168,231                 11/96                       39
Buy           DG       6,306                 12/96                     (138)
Sell                   9,689                 12/96                      118
Buy           DK      17,626                 12/96                      (22)
Buy           DM      11,891                 11/96                     (145)
Buy                   44,992                 12/96                     (303)
Sell                  26,775                 12/96                    1,158
Buy                    3,992                 01/97                     (153)
Sell                  12,170                 03/97                      328
Sell                   8,995                 04/97                      188
Buy           FF      72,489                 12/96                     (190)
Sell                   6,740                 12/96                       12
Buy           FM         100                 11/96                        0
Buy           IL   6,826,146                 10/96                       13
Sell               4,644,500                 10/96                        5
Buy                1,467,117                 11/96                        1
Buy               13,640,080                 12/96                      (32)
Sell               4,644,500                 12/96                        5
Buy           IR   3,755,700                 03/97                       42
Buy           JY   5,340,889                 10/96                   (5,253)
Sell               3,075,000                 10/96                    4,827
Buy                  430,300                 12/96                      (62)
Sell                 208,917                 12/96                       47
Sell          N$       7,773                 10/96                      (74)
Buy                      391                 11/96                        5
Sell                   2,520                 11/96                      (33)
Sell          SF      11,400                 11/96                      380
Sell                     100                 01/97                        3
Buy           SK      20,183                 10/96                        6
Sell                     700                 11/96                        0
Buy                   20,162                 12/96                       (3)
Sell                  46,961                 12/96                       (3)
Buy           SP     892,901                 10/96                     (115)
Sell                  58,166                 10/96                        1
Buy                  672,546                 01/97                      (55)
                                                                  ----------
                                                                  $     669
                                                                  ==========

(d)Variable rate security.  The rate listed is as of September 30, 1996.

(e)Principal amount denoted in indicated currency:

       A$ - Australian Dollar      FF - French Franc
       AP - Argentine Peso         FM - Finnish Markka
       BF - Belgian Franc          IL - Italian Lira
       BP - British Pound          IR - Indonesian Rupiah
       C$ - Canadian Dollar        JY - Japanese Yen
       CK - Czech Koruna           N$ - New Zealand Dollar
       DG - Dutch Guilder          SF - Swiss Franc
       DK - Danish Krone           SK - Swedish Krona
       DM - German Mark            SP - Spanish Peseta

(f)Securities are grouped by coupon and represent a range of maturities.

(g)Security subject to outstanding forward sale commitment.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

High Yield Fund

September 30, 1996 (unaudited)


                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
 Corporate Bonds and Notes - 79.6%
----------------------------------------------------------------------------

Banking and Finance - 8.0%

Americo Life, Inc.
   9.250% due 06/01/05                           $       2,000    $   1,925
Coleman Holdings
   0.000% due 05/27/98 (b)                               6,850        5,908
First Nationwide Holdings
  12.500% due 04/15/03                                   9,450       10,253
  10.625% due 10/01/03                                   2,850        2,996
Navistar Financial
   8.875% due 11/15/98                                   4,500        4,522
Newsquest Capital
  11.000% due 05/01/06                                   4,250        4,399
Panda Funding Corp.
  11.625% due 08/20/12                                   3,350        3,421
Phoenix RE Corp.
   9.750% due 08/15/03                                   6,550        6,943
Reliance Financial Services
   7.866% due 12/01/00 (c)                               1,000        1,013
Reliance Group Holdings
   9.000% due 11/15/00                                   8,500        8,691
Trizec Finance
  10.875% due 10/15/05                                   7,900        8,581
UCC Investors
  10.500% due 05/01/02                                   1,500        1,592
                                                                  ----------
                                                                     60,244
                                                                  ==========

Industrials - 60.3%

Abbey Healthcare Group
   9.500% due 11/01/02                                   7,470        7,750
Albritton Communications
   9.750% due 11/30/07                                   4,000        3,890
American Airlines
  10.610% due 03/04/10                                     650          798
American Standard
   9.250% due 12/01/16                                   6,440        6,601
Amerigas Partners L.P.
  10.125% due 04/15/07                                   8,150        8,537
Ametek, Inc.
   9.750% due 03/15/04                                   5,500        5,775
Atlas Air, Inc.
  12.250% due 12/01/02                                   1,500        1,609
Bell & Howell Co.
  10.750% due 10/01/02                                   4,000        4,270
   0.000% due 03/01/05 (b)                               2,100        1,481
Benedek Broadcasting Corp.
  11.875% due 03/01/05                                   6,850        7,518
Buckeye Cellulose Corp.
   8.500% due 12/15/05                                   2,500        2,419
Building Materials Corp.
   0.000% due 07/01/04 (b)                              22,470       18,088
Cablevision Systems
  10.500% due 05/15/16                                   7,000        7,158
   9.875% due 04/01/23                                   3,000        2,910
Century Communication
  11.875% due 10/15/03                                   5,500        5,940
CF Cable TV, Inc.
   9.125% due 07/15/07                                   7,000        7,175
Clark Oil Refining Corp.
  10.500% due 12/01/01                                   1,000        1,035
Clark R & M Holdings
   0.000% due 02/15/00                                   8,000        5,730
Clark-Schwebel
  10.500% due 04/15/06                                   2,250        2,354
Cumberland Farms
  10.500% due 10/01/03                                   7,208        6,956
Delta Air Lines
  10.790% due 03/26/14                                   2,264        2,730
Dimon, Inc.
   8.875% due 06/01/06                                   3,000        3,023
Doane Products Co.
  10.625% due 03/01/06                                   1,500        1,568
Exide Corp.
   0.000% due 12/15/04 (b)                               2,250        2,031
Falcon Drilling, Inc.
   9.750% due 01/15/01                                   3,450        3,489
Ferrell Gas
  10.000% due 08/01/01                                   7,100        7,420
Figgie International, Inc.
   9.875% due 10/01/99                                   3,240        3,345
Flores and Rucks
   9.750% due 10/01/06                                   3,300        3,370
Foodmaker, Inc.
   9.250% due 03/01/99                                   4,400        4,439
G-I Holdings, Inc.
   0.000% due 10/01/98 (b)                                 430          375
Granite Broadcasting Corp.
  10.375% due 05/15/05                                   3,750        3,834
Griffin Gaming
   0.000% due 06/30/00                                   4,250        4,101
Gulf Canada Resources
   9.250% due 01/15/04                                   9,000        9,258
HMH Properties
   9.500% due 05/15/05                                   7,500        7,538
Hollinger International Publishing
   9.250% due 02/01/06                                   7,400        7,234
HS Resources
   9.875% due 12/01/03                                   3,250        3,209
IMO Industries
  11.750% due 05/01/06                                   2,500        2,600
Integrated Health Services
   9.625% due 05/31/02                                   3,500        3,579
  10.750% due 07/15/04                                   3,250        3,445
  10.250% due 04/30/06                                   2,000        2,073
J. Ray McDermott
   9.375% due 07/15/06                                   7,900        8,038
J.Q. Hammons Hotels
   8.875% due 02/15/04                                   7,500        7,256
Jones Intercable, Inc.
  10.500% due 03/01/08                                   3,500        3,754
Jorgensen, Earle M. Co.
  10.750% due 03/01/00                                   5,050        5,151
K-III Communications Co.
   8.500% due 02/01/06                                   9,000        8,393
KCS Energy, Inc.
  11.000% due 01/15/03                                   6,100        6,649
La Quinta Inns, Inc.
   9.250% due 05/15/03                                   3,100        3,193
Lenfest Communications
   8.375% due 11/01/05                                   7,500        7,088
Magnetek, Inc.
  10.750% due 11/15/98                                   4,250        4,335
Marcus Cable
   0.000% due 08/01/04 (b)                               8,900        6,953
Moog, Inc.
  10.000% due 05/01/06                                   3,250        3,348
Muzak LP/Muzak Capital
  10.000% due 10/01/03                                   2,800        2,832
NL Industries
  11.750% due 10/15/03                                   5,100        5,406
Nuevo Energy Co.
  12.500% due 06/15/02                                   5,732        6,176

High Yield Fund

September 30, 1996 (unaudited)


                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
   9.500% due 04/15/06                               $   2,500    $   2,575
Owens & Minor
  10.875% due 06/01/06                                   4,850        5,080
Owens Illinois
  10.500% due 06/15/02                                   2,000        2,093
  11.000% due 12/01/03                                   7,500        8,230
Pacific Lumber
  10.500% due 03/01/03                                   7,250        7,168
Paging Network
   8.875% due 02/01/06                                   3,500        3,404
  10.125% due 08/01/07                                   2,500        2,600
Paracelsus Healthcare
  10.000% due 08/15/06                                   4,500        4,652
Pathmark Stores, Inc.
   9.625% due 05/01/03                                   6,500        6,403
Printpack, Inc.
   9.875% due 08/15/04                                   5,950        6,121
  10.625% due 08/15/06                                   1,250        1,291
Repap Wisconsin, Inc.
   9.250% due 02/01/02                                   5,600        5,544
Revlon Consumer Products Corp.
   9.375% due 04/01/01                                   6,000        6,104
  10.500% due 02/15/03                                   2,000        2,073
Revlon Worldwide
   0.000% due 03/15/98                                   2,000        1,758
RJR Nabisco
   8.000% due 07/15/01                                   2,000        1,960
   8.625% due 12/01/02                                   5,500        5,481
Rogers Cablesystems, Inc.
  10.000% due 03/15/05                                   5,500        5,610
Rogers Cantel Mobile
  11.125% due 07/15/02                                   2,000        2,113
   9.375% due 06/01/08                                  12,000       11,940
SCI Television
  11.000% due 06/30/05                                   7,675        8,211
Sequa Corp.
  10.000% due 05/14/01                                   1,500        1,546
Showboat, Inc.
   9.250% due 05/01/08                                   2,650        2,650
Station Casinos
   9.625% due 06/01/03                                   4,300        4,193
Stone Consolidated
  10.250% due 12/15/00                                   2,250        2,391
Sweetheart Cup Co.
   9.625% due 09/01/00                                   6,000        6,180
Teekay Shipping Corp.
   8.320% due 02/01/08                                   2,750        2,640
Teleport Communications
   0.000% due 07/01/07 (b)                              12,150        7,837
Telewest Communications
   9.625% due 10/01/06                                   7,500        7,500
Tenet Healthcare
  10.125% due 03/01/05                                   6,800        7,412
Texas Petrochemical
  11.125% due 07/01/06                                   3,500        3,701
Transtexas Gas Corp.
  11.500% due 06/15/02                                   2,450        2,615
Unisys Corp.
  12.000% due 04/15/03                                   7,750        8,041
US Air, Inc.
   9.625% due 09/01/03                                   1,740        1,714
Venture Holdings Trust
   9.750% due 04/01/04                                     781          691
Vintage Petroleum
   9.000% due 12/15/05                                   8,240        8,218
West Point Stevens
   8.750% due 12/15/01                                   1,500        1,523
   9.375% due 12/15/05                                   6,000        6,060
World Color Press, Inc.
   9.125% due 03/15/03                                   9,085        9,040
Young Broadcasting, Inc.
   9.000% due 01/15/06                                   7,500        7,069
                                                                  ----------
                                                                    456,659
                                                                  ==========
Utilities - 11.3%

AES Corp.
  10.250% due 07/15/06                                   9,835       10,450
Cablevision Systems
   9.875% due 02/15/13                                   2,000        1,933
California Energy
   9.875% due 06/30/03                                   3,000        3,120
   0.000% due 01/15/04 (b)                              12,490       12,771
Calpine Corp.
   9.250% due 02/01/04                                   5,500        5,253
CMS Energy
   9.875% due 10/01/99 (c)                               4,950        5,148
CTC Mansfield Funding
  11.125% due 09/30/16                                   7,000        7,421
El Paso Electric Co.
   8.900% due 02/01/06                                   5,000        5,088
Long Island Lighting Co.
   8.200% due 03/15/23                                   4,500        4,067
Niagara Mohawk Power
   9.500% due 03/01/21                                   2,000        1,917
   7.875% due 04/01/24                                   5,500        4,609
North Atlantic Energy
   9.050% due 06/01/02                                   5,407        5,338
 Triton Energy
   0.000% due 11/01/97                                   3,950        3,659
Vanguard Cellular Systems, Inc.
   8.750% due 04/15/06                                   7,500        7,480
Wilmington Trust Co. - Tucson Electric
  10.211% due 01/01/09                                     500          481
  10.732% due 01/01/13                                   6,993        6,707
                                                                  ----------
                                                                     85,442
                                                                  ----------
Total Corporate Bonds and Notes                                     602,345
                                                                  ==========
(Cost $589,763)

----------------------------------------------------------------------------
 U.S. Treasury Notes - 2.7%
----------------------------------------------------------------------------

   5.875% due 07/31/97                                  20,000       20,031
                                                                  ----------
Total U.S. Treasury Notes                                            20,031
                                                                  ==========
(Cost $19,983)

----------------------------------------------------------------------------
 Mortgage-Backed Securities - 5.8%
----------------------------------------------------------------------------

Federal Housing Administration - 0.1%

   9.250% due 12/31/96                                   1,349        1,349
                                                                  ----------

Collateralized Mortgage Obligations - 2.6%

CS First Boston Mortgage Securities Corp.
   7.826% due 01/25/28 (c)                               2,267        1,673
Federal National Mortgage Assn.
   8.122% due 05/25/28 (c)                               2,835        1,907
Lennar Central Partners L.P.
   9.890% due 09/15/04                                   1,000        1,002
LTC
   9.200% due 08/04/23                                   2,235        2,310
Manufacturers Hanover Corp.
   7.250% due 12/16/25 (c)                                 939          936
   9.400% due 12/16/25 (c)                               4,180        4,024
Red Mountain Funding Corp.
   9.150% due 11/28/27                                   4,227        3,746
Resolution Trust Corp.
   7.083% due 09/25/20 (c)                                 801          529

                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
   9.250% due 06/25/23                               $   3,500    $   3,548
   9.500% due 05/25/24                                     137          135
   8.500% due 03/25/25                                     182          179
                                                                  ----------
                                                                     19,989
                                                                  ==========

Other Mortgage-Backed Securities - 2.8%

Resolution Trust Corp.
   8.000% due 06/25/26                                  11,929       10,265
   6.900% due 02/25/27                                   8,826        7,677
Structured Asset Securities Corp.
   7.050% due 11/25/02                                   4,000        3,190
                                                                  ----------
                                                                     21,132
                                                                  ==========

Stripped Mortgage-Backed Securities - 0.2%

Federal National Mortgage Assn. (IO)
   6.000% due 07/25/05                                   5,467          381
   7.000% due 07/25/08                                   6,906        1,027
   6.500% due 06/25/17                                   4,438          443
Fund America (IO)
   9.590% due 10/20/21                                   2,178          367
                                                                  ----------
                                                                      2,218
                                                                  ----------
Total Mortgage-Backed Securities                                     44,689
                                                                  ==========
(Cost $45,696)

----------------------------------------------------------------------------
 Asset-Backed Securities - 1.1%
----------------------------------------------------------------------------

Airplanes Pass Through Trust
  10.875% due 03/15/19                                   7,500        8,081
                                                                  ----------
Total Asset-Backed Securities                                         8,081
                                                                  ==========
(Cost $7,732)

----------------------------------------------------------------------------
 Sovereign Issues - 2.9%
----------------------------------------------------------------------------

Republic of Argentina
   6.625% due 03/31/05 (c)                              15,435       12,907
   5.000% due 03/31/23 (c)                               8,000        4,670
Third Mexican Acceptance Corp.
   7.370% due 03/15/98                                   1,000          975
United Mexican States
   6.250% due 12/31/19                                   5,000        3,462
                                                                  ----------
Total Sovereign Issues                                               22,014
                                                                  ==========
(Cost $19,301)

----------------------------------------------------------------------------
 Preferred Stock - 2.7%
----------------------------------------------------------------------------

                                                        Shares

First Nationwide Bank                                    8,500          965
Time Warner, Inc.                                       18,595       19,617
                                                                  ----------
Total Preferred Stock                                                20,582
                                                                  ==========
(Cost $19,217)

----------------------------------------------------------------------------
 Short-Term Instruments - 1.7%
----------------------------------------------------------------------------

                                                     Principal
                                                        Amount
                                                       (000's)
Discount Notes - 1.4%

Caisse d'Amortissement
   5.330% due 10/21/96                               $   1,100        1,097
   5.320% due 11/20/96                                   1,400        1,390
Electricite de France
   5.340% due 11/18/96                                   8,300        8,240
                                                                  ----------
                                                                     10,727
                                                                  ==========

Repurchase Agreement - 0.3%

State Street Bank
   4.750% due 10/01/96                               $   2,121    $   2,121
                                                                  ----------
   (Dated 09/30/96. Collateralized by
   U.S. Treasury Bill 10/01/96 valued
   at $2,168,115. Repurchase proceeds
   are $2,121,279.)

Total Short-Term Instruments                                         12,848
                                                                  ==========
(Cost $12,848)

Total Investments (a) - 96.5%                                     $ 730,590
(Cost $714,540)

Other Assets and Liabilities (Net) - 3.5%                            26,631
                                                                  ----------

Net Assets - 100.0%                                               $ 757,221
                                                                  ==========


Notes to Schedule of Investments ($ in thousands):

(a)At September 30, 1996, the net unrealized appreciation
   (depreciation) of investments based on cost for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for
   all investments in which there was an excess
   of value over tax cost.                                        $  19,697

   Aggregate gross unrealized depreciation for
   all investments in which there was an excess
   of tax cost over value.                                           (3,647)
                                                                  ----------

   Unrealized appreciation-net                                    $  16,050
                                                                  ==========

(b)Security becomes interest bearing at a future date.

(c)Variable rate security. The rate listed is as of September 30, 1996.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Money Market Fund

September 30, 1996 (unaudited)


                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
 U.S. Government Agencies - 1.6%
----------------------------------------------------------------------------

Federal National Mortgage Assn.
   6.073% due 12/01/18 (a)                          $      454    $     456
                                                                  ----------
Total U.S. Government Agencies                                          456
                                                                  ==========
(Cost $456)

----------------------------------------------------------------------------
 Short-Term Instruments - 100.4%
----------------------------------------------------------------------------

Discount Notes - 99.4%

Aluminum Co. of America
   5.430% due 11/18/96                                   1,500        1,489
Avnet, Inc.
   5.420% due 10/03/96                                   1,000        1,000
Campbell Soup Co.
   5.340% due 10/10/96                                   1,100        1,099
Commonwealth of Canada
   5.300% due 10/28/96                                   1,700        1,693
Dun & Bradstreet Corp.
   5.280% due 10/01/96                                   1,000        1,000
E.I. Du Pont de Nemours
   5.280% due 10/03/96                                   1,300        1,300
Ford Motor Credit Co.
   5.390% due 10/10/96                                   1,000          999
   5.300% due 12/12/96                                     500          495
Goldman Sachs & Co.
   5.370% due 11/12/96                                   1,500        1,491
IBM Credit Corp.
   5.290% due 10/31/96                                   1,800        1,792
International Business Machines Corp.
   5.320% due 11/25/96                                   1,500        1,488
Illinois Tool Works, Inc.
   5.340% due 11/12/96                                     500          497
Motorola, Inc.
   5.270% due 11/04/96                                   1,200        1,194
National Australia Funding
   5.440% due 12/19/96                                   1,000          988
Nynex Corp.
   5.320% due 11/04/96                                     500          497
   5.360% due 11/04/96                                   1,300        1,293
New York Times Co.
   5.350% due 10/01/96                                     750          750
   5.350% due 10/31/96                                   1,150        1,145
Philip Morris Co.
   5.300% due 11/05/96                                   1,500        1,492
Pitney Bowes Credit Corp.
   5.440% due 10/16/96                                     700          698
Proctor & Gamble Co.
   5.400% due 12/12/96                                   1,000          989
Temple-Inland, Inc.
   5.330% due 11/05/96                                   1,800        1,791
U.S. Bancorp
   5.400% due 12/19/96                                   1,500        1,482
Xerox Corp.
   5.440% due 10/17/96                                   1,500        1,496
                                                                  ----------
                                                                     28,158
                                                                  ==========

Repurchase Agreement - 1.0%

State Street Bank
   4.750% due 10/01/96                               $     269    $     269
   (Dated 09/30/96. Collateralized by
   U.S. Treasury Bond 7.125% 02/15/23
   valued at $275,442. Repurchase
   proceeds are $269,035.)

Total Short-Term Instruments                                         28,427
                                                                  ==========
(Cost $28,427)

Total Investments - 102.0%                                        $  28,883
(Cost $28,883)

Other Assets and Liabilities (Net) - (2.0%)                            (571)
                                                                  ----------

Net Assets - 100.0%                                               $  28,312
                                                                  ==========

Notes to Schedule of Investments:

(a)Variable rate security. The rate listed is as of September 30, 1996.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

StocksPLUS Fund

September 30, 1996 (unaudited)


                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
 Corporate Bonds and Notes - 34.6%
----------------------------------------------------------------------------

Banking and Finance - 15.9%
Advanta Corp.
   7.260% due 10/15/96                               $   1,500    $   1,501
Banco Latino
   5.919% due 03/27/97 (d)                               5,000        5,000
Capital One Bank
   6.313% due 03/21/97 (d)                               1,000        1,001
   8.125% due 02/27/98                                   1,000        1,021
Caterpillar Financial
   5.780% due 04/01/99 (d)                               2,000        1,990
Chrysler Financial Corp.
   6.190% due 10/27/97                                   2,000        2,001
Den Danske Bank
   5.875% due 06/30/00 (d)                                 450          453
Ford Motor Credit Corp.
   6.170% due 11/09/98 (d)                                 500          499
   6.060% due 03/30/99 (d)                                 250          250
   5.460% due 04/05/99 (d)                                 340          340
General Motors Acceptance Corp.
   6.170% due 03/16/99 (d)                               2,000        1,998
Kansallis-Osake
   7.860% due 09/30/43 (d)                               1,500        1,544
Lehman Brothers
   6.540% due 01/05/98                                   5,000        5,007
Merrill Lynch & Co.
   7.000% due 10/10/00 (d)                               3,000        3,022
Salomon, Inc.
   6.300% due 10/21/96 (d)                                 500          500
   5.790% due 11/26/97                                   2,000        1,985
   7.000% due 01/20/98                                     250          252
   5.790% due 04/05/99 (d)                                 500          497
                                                                  ----------
                                                                     28,861
                                                                  ==========

Industrials - 10.6%

Arkla, Inc.
   9.875% due 04/15/97                                   3,000        3,061
COFIRI International, Inc.
   5.925% due 10/27/00 (d)                               2,000        1,983
First Brands Corp.
   9.125% due 04/01/99                                   1,000        1,015
G-I Holdings, Inc.
   0.000% due 10/01/98                                   1,000          873
Merita
   5.850% due 12/01/05 (d)                               1,000          996
Occidental Petroleum
   9.200% due 08/15/97                                   1,000        1,026
RJR Nabisco
   8.000% due 07/15/01                                     500          490
TCI Communications, Inc.
   6.263% due 03/11/03 (d)                               4,000        4,003
Time Warner, Inc.
   6.460% due 08/15/00 (d)                               3,750        3,750
United Illuminating
  10.240% due 01/02/20                                   2,000        2,093
                                                                  ----------
                                                                     19,290
                                                                  ==========

Utilities - 8.1%

Beaver Valley Funding Corp.
   8.250% due 06/01/03                                     800          786
Centerior Fuel Corp.
   9.200% due 08/02/98                                   1,000        1,026
Cleveland Electric Illuminating Co.
   8.170% due 11/30/98                                   1,000        1,014
El Paso Electric Co.
   7.250% due 02/01/99                                   1,000          998
Gulf States Utilities
   9.720% due 07/01/98                                   6,117        6,351
Hydro-Quebec
   6.000% due 09/29/49 (d)                                 400          358
North Atlantic Energy
   9.050% due 06/01/02                                   1,397        1,379
Texas Utilities
   6.078% due 05/01/99 (d)                               2,500        2,508
Transcontinental Gas Pipeline
   9.000% due 11/15/96                                     200          201
                                                                  ----------
                                                                     14,621
                                                                  ----------
Total Corporate Bonds and Notes                                      62,772
                                                                  ==========
(Cost $62,629)

----------------------------------------------------------------------------
 Mortgage-Backed Securities - 38.6%
----------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation - 3.6%

   6.920% due 07/01/19 (d)                               2,789        2,751
   7.835% due 12/01/22 (d)                               1,663        1,715
   8.214% due 06/01/22 (d)                               1,300        1,339
   8.500% due 04/01/2025-06/01/25 (e)                      757          780
                                                                  ----------
                                                                      6,585
                                                                  ==========

Federal National Mortgage Association - 2.5%

   5.971% due 12/01/23 (d)                                 338          335
   6.059% due 04/01/18 (d)                                 143          142
   6.070% due 05/01/17 (d)                                 510          506
   6.073% due 01/01/27 (d)                                 133          132
   6.074% due 08/01/29 (d)                                 551          546
   6.902% due 05/01/22 (d)                                 892          912
   7.557% due 02/01/25 (d)                               1,750        1,804
   9.000% due 01/01/99                                      75           77
                                                                  ----------
                                                                      4,454
                                                                  ==========

Government National Mortgage Association - 12.5%

   4.500% due 04/20/26-05/20/26(e)                       1,005          960
   5.000% due 02/20/26-05/20/26 (d)(e)                   9,983        9,624
   7.000% due 11/20/24 (d)                                 745          756
   7.125% due 09/20/22 (d)                               3,389        3,437
   7.250% due 07/20/24-08/20/24 (d)(e)                   7,664        7,823
                                                                  ----------
                                                                     22,600
                                                                  ==========

Collateralized Mortgage Obligations - 14.1%

Bank Mart
   7.343% due 03/01/19 (d)                               2,283        2,232
Citicorp Mortgage
   9.500% due 11/25/17                                   1,125        1,167
   7.416% due 09/25/18 (d)                                 112          112
Collateralized Mortgage Securities Corp.
   9.250% due 12/20/04                                      11           11
Countrywide
   6.500% due 02/25/24                                   1,942        1,938
Donaldson, Lufkin & Jenrette
   7.580% due 10/17/20 (d)                                 494          494
Federal Home Loan Mortgage Corp.
   5.750% due 03/15/00                                     193          193
Federal National Mortgage Assn.
   7.340% due 04/25/20 (d)                               1,216        1,223
Greenwich
   7.038% due 10/25/22 (d)                                  65           65
Manufacturers Hanover Corp.
   7.250% due 12/16/25 (d)                               2,583        2,575
Paine Webber Mortgage
   6.540% due 02/25/01 (d)                               2,390        2,339
Prudential Home
   7.050% due 05/25/24 (d)                               2,852        2,858
Residential Funding
   6.288% due 03/25/18 (d)                                 968          939

StocksPLUS Fund

September 30, 1996 (unaudited)


                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
Resolution Trust Corp.
   7.400% due 01/25/20 (d)                           $   1,000    $   1,018
   7.246% due 05/25/21 (d)                                  85           86
   6.525% due 09/25/21 (d)                               1,929        1,922
   7.000% due 10/25/24                                      20           20
   6.400% due 05/25/29 (d)                               1,305        1,306
Salomon Mortgage
   8.910% due 02/16/98                                   3,000        3,097
   7.000% due 07/25/24                                      49           49
Sears Mortgage
   8.601% due 05/25/32 (d)                                  50           50
Structured Asset Securities Corp.
   7.750% due 02/25/28                                   1,796        1,811
                                                                  ----------
                                                                     25,505
                                                                  ==========

Other Mortgage-Backed Securities - 4.5%

California Federal Savings & Loan
   6.833% due 01/01/19 (d)                                  93           92
Fund America
   7.411% due 06/25/23 (d)                                 275          279
Great Western Savings & Loan
   6.314% due 01/25/18 (d)                                 118          117
J.P. Morgan & Co.
   7.018% due 01/25/18 (d)                               1,100        1,105
Red Mountain Funding Corp.
   5.252% due 11/28/27                                   1,720        1,719
REIG Commercial Mortgage Funding Trust
   5.842% due 04/27/98 (d)                               1,200        1,201
Resolution Trust Corp.
   6.889% due 12/25/23 (d)                                  94           94
Structured Asset Securities Corp.
   6.707% due 09/25/36 (d)                               1,835        1,852
Western Federal Savings & Loan
   6.424% due 10/25/18 (d)                                 783          780
   6.839% due 02/24/19 (d)                                  98           97
   6.615% due 06/25/19 (d)                                 853          851
                                                                  ----------
                                                                      8,187
                                                                  ==========

Stripped Mortgage-Backed Securities - 1.4%

Federal Home Loan Mortgage Corp. (IO)
   7.000% due 08/15/13                                     349           17
Federal National Mortgage Assn. (IO)
   6.000% due 11/25/00                                   1,391          142
   6.500% due 02/25/21 (d)                              11,571        1,448
   7.000% due 07/25/06                                   1,068          138
   7.000% due 07/25/21                                   1,934          326
   7.500% due 08/25/10                                     219            1
Federal National Mortgage Assn. (PO)
   0.000% due 01/25/20                                     600          593
Prudential Home (IO)
   4.299% due 02/25/22                                      34           66
                                                                  ----------
                                                                      2,731
                                                                  ----------
Total Mortgage-Backed Securities                                     70,062
                                                                  ==========
(Cost $70,258)

----------------------------------------------------------------------------
 Asset-Backed Securities - 1.7%
----------------------------------------------------------------------------

LIBOR-Index Certificates
   6.108% due 08/31/98 (d)                               3,000        3,000
                                                                  ----------
Total Asset-Backed Securities                                         3,000
                                                                  ==========
(Cost $3,000)


----------------------------------------------------------------------------
 Sovereign Issues - 2.3%
----------------------------------------------------------------------------

Republic of Argentina
   6.625% due 03/31/05 (d)                               4,998        4,180
                                                                  ----------
Total Sovereign Issues                                                4,180
                                                                  ==========
(Cost $3,685)


----------------------------------------------------------------------------
 Foreign Currency-Denominated Issues (c)(g) - 1.2%
----------------------------------------------------------------------------

Commonwealth of Canada
   4.250% due 12/01/26                          C$       3,039    $   2,128
                                                                  ----------
Total Foreign Currency-Denominated Issues                             2,128
                                                                  ==========
(Cost $2,036)

----------------------------------------------------------------------------
 Short-Term Instruments - 20.6%
----------------------------------------------------------------------------

Discount Notes 17.6%

Ameritech Corp.
   5.330% due 10/02/96                           $       1,100        1,100
Caisse d'Amortissement
   5.340% due 10/07/96                                   1,500        1,498
   5.330% due 10/21/96                                     700          698
   5.350% due 10/24/96                                   1,300        1,296
   5.310% due 12/13/96                                     900          890
Canadian Wheat Board
   5.270% due 11/06/96                                   1,500        1,492
Electricite de France
   5.340% due 11/18/96                                   3,700        3,673
   5.300% due 11/25/96                                   3,800        3,769
Federal National Morgtgage Assn.
   5.220% due 10/15/96                                     200          200
Ford Motor Credit Corp.
   5.290% due 10/29/96                                   2,400        2,390
   5.280% due 11/12/96                                   2,500        2,485
General Electric Capital Corp.
   5.300% due 11/12/96                                     300          298
   5.330% due 11/25/96                                   3,000        2,976
KFW International Financial
   5.300% due 11/12/96                                   1,200        1,192
Mobil Australia
   5.340% due 10/16/96                                   1,000          998
Motorola, Inc.
   5.320% due 10/23/96                                     900          897
National Rural Utilities Cooperative
   5.340% due 10/15/96                                   2,000        1,996
Proctor & Gamble Co.
   5.270% due 10/08/96                                     400          400
   5.250% due 10/17/96                                   2,400        2,394
Wool International
   5.370% due 11/06/96                                   1,200        1,194
                                                                  ----------
                                                                     31,836
                                                                  ==========

Repurchase Agreements - 1.1%

State Street Bank
   4.750% due 10/01/96                                   1,956        1,956
                                                                  ----------
   (Dated 09/30/96. Collateralized by
   Federal National Mortgage Assn. 6.580%
   11/15/02 valued at $1,999,848.
   Repurchase proceeds are $1,956,258.)

U.S. Treasury Bills - 1.9%
   5.050% due 10/17/96-01/09/97 (b)(e)                   3,555        3,543
                                                                  ----------

Total Short-Term Instruments                                         37,335
                                                                  ==========
(Cost $37,335)

Total Investments (a) - 99.0%                                     $ 179,477
(Cost $178,943)

Written Options (h) - (0.0%)                                            (13)
(Premiums $31)

Other Assets and Liabilities (Net) - 1.0%                             1,836
                                                                  ----------

Net Assets - 100.0%                                               $ 181,300
                                                                  ==========

Notes to Schedule of Investments ( $in thousands):


(a)At September 30, 1996, the net unrealized appreciation
   (depreciation) of investments based on cost for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for
   all investments in which there was an excess
   of value over tax cost.                                        $   1,029

   Aggregate gross unrealized depreciation for all
   investments in which there was an excess of
   tax cost over value.                                                (495)
                                                                  ----------

   Unrealized appreciation-net                                    $     534
                                                                  ==========

(b)Securities with an aggregate market value of $3,543 have been segregated with the custodian to cover margin requirements for the following open future contracts at September 30, 1996:

                                                                 Unrealized
Type                                            Contracts      Appreciation
----------------------------------------------------------------------------
S & P 500 Index (12/96)                               246        $    3,627

(c)Foreign forward currency contracts outstanding at September 30, 1996:

                      Principal
                         Amount                                  Unrealized
                        Covered            Expiration          Appreciation/
Type                by Contract                 Month         (Depreciation)
----------------------------------------------------------------------------

Buy        BF           144,490                 06/97             $     (46)
Sell                    141,036                 06/97                     9
Sell       C$             2,814                 09/97                   (13)
Buy        JY             2,561                 10/96                    (1)
Sell                       2561                 10/96                   (50)
                                                                  ----------
                                                                  $    (101)
                                                                  ==========

(d)Variable rate security. The rate listed is as of September 30, 1996.

(e)Securities are grouped by coupon and represent a range of maturities.

(f)Swap agreements outstanding at September 30, 1996:

                                                Notional          Unrealized
Type                                              Amount        Depreciation
----------------------------------------------------------------------------

Receive total return on S&P 500 Index and pay floating rate based on 1 month LIBOR.

Broker: Deutsche Bank AG London
Exp. 12/31/96                                 $  25,783           $    (639)

Broker: Lehman Brothers
Exp. 12/31/96                                    24,400                (600)

Broker: Morgan Stanley
Exp. 03/31/97                                    36,968                   0
                                                                  ----------
                                                                  $  (1,239)
                                                                  ==========

(g)Principal amount denoted in indicated currency:

         BF - Belgian Franc
         C$ - Canadian Dollar
         JY - Japanese Yen

(h)Premiums received on Written Put Options:

                                                     Premiums        Market
Type                                          Par    Received         Value
----------------------------------------------------------------------------

CME Eurodollar June Futures
   Strike @ 93.50 Exp. 06/16/97          $ 27,000    $     31     $      13

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

Strategic Balanced Fund

September 30, 1996 (unaudited)


                                                     Principal
                                                        Amount        Value
                                                       (000's)      (000's)
----------------------------------------------------------------------------
 Corporate Bonds and Notes - 40.2%
----------------------------------------------------------------------------

Banking and Finance - 23.2%

Advanta National Bank
   5.980% due 05/09/97                               $     100    $     100
AT&T Capital Corp.
   6.070% due 10/24/97                                     300          300
Banco Latino
   6.128% due 04/15/97 (d)                                 300          300
Capital One Bank
   6.490% due 08/15/97                                     300          300
Lehman Brothers
   9.500% due 06/15/97                                     300          307
   6.540% due 01/05/98                                     500          501
Paine Webber
   7.750% due 10/20/97                                     300          304
Salomon, Inc.
   5.650% due 02/10/98                                     300          297
                                                                  ----------
                                                                      2,409
                                                                  ==========
Industrials - 6.9%

Gulf Canada Resources
   9.000% due 08/15/99                                     300          311
RJR Nabisco, Inc.
   8.625% due 12/01/02                                     100          100
Sequa Corp.
   9.625% due 10/15/99                                     300          306
                                                                  ----------
                                                                        717
                                                                  ==========

Utilities - 10.1%

Consumers Power Co.
   8.750% due 02/15/98                                     200          205
Gulf States Utilities
   9.720% due 07/01/98                                      40           41
Long Island Lighting Co.
   7.625% due 04/15/98                                     300          302
Philadelphia Electric
   6.125% due 10/01/97                                     300          299
Texas Utilities
   6.375% due 08/01/97                                     200          200
                                                                  ----------
                                                                      1,047
                                                                  ----------
Total Corporate Bonds and Notes                                       4,173
                                                                  ==========
(Cost $4,158)


----------------------------------------------------------------------------
 U.S. Treasury Notes - 9.6%
----------------------------------------------------------------------------

   5.750% due 09/30/97                                   1,000        1,000
                                                                  ----------
Total U.S. Treasury Notes                                             1,000
                                                                  ==========
(Cost $997)

----------------------------------------------------------------------------
 Mortgage-Backed Securities - 39.6%
----------------------------------------------------------------------------

Government National Mortgage Association - 16.2%

   6.000% due 04/20/24 (d)                               1,402        1,388
   7.000% due 10/20/23 (d)                                 288          293
                                                                  ----------
                                                                      1,681
                                                                  ==========

Collatralized Mortgage Obligations - 16.6%

Federal Home Loan Mortgage Corp.
   7.000% due 05/15/23                                      76           66
Federal National Mortgage Assn.
   8.500% due 04/25/18                                     183          184
   6.500% due 12/25/23                                     120          100
Federal Home Loan Mortgage Corp.
   9.000% due 06/15/15                                      44           44
Guardian
   7.219% due 01/25/21 (d)                                 300          204
Merrill Lynch Mortgage
   4.550% due 12/15/13                                     299          296
Resolution Trust Corp.
   7.500% due 08/25/23                                     200          200
Ryland Acceptance Corp.
   8.350% due 12/01/12                                     394          398
Structured Mortgage Asset Residential Trust
   7.875% due 09/25/21                                     237          238
                                                                  ----------
                                                                      1,730
                                                                  ==========

Other Mortgage-Backed Securities - 2.4%

Matterhorn
   6.259% due 01/21/06 (d)                                 247          246
                                                                  ----------

Stripped Mortgage-Backed Securities - 4.4%

Collateralized Mortgage Obligation Trust (PO)
   0.000% due 04/23/17                                      40           29
Federal Home Loan Mortgage Corp. (IO)
   7.000% due 02/15/17                                   2,571          240
Federal National Mortgage Assn. (IO)
   6.500% due 09/25/08                                   1,549          186
                                                                  ----------
                                                                        455
                                                                  ----------
Total Mortgage-Backed Securities                                      4,112
                                                                  ==========
(Cost $4,087)

----------------------------------------------------------------------------
 Asset-Backed Securities - 1.0%
----------------------------------------------------------------------------

Conti Mortgage Home Equity Loan Trust
   6.760% due 02/15/11                                      97           97
                                                                  ----------
Total Asset-Backed Securities                                            97
                                                                  ==========
(Cost $97)

----------------------------------------------------------------------------
 Sovereign Issues - 2.4%
----------------------------------------------------------------------------

Republic of Argentina
   6.625% due 03/31/05 (d)                                 294          246
                                                                  ----------
Total Sovereign Issues                                                  246
                                                                  ==========
(Cost $228)

----------------------------------------------------------------------------
 Foreign Currency-Denominated Issues (c) (f) - 0.7%
----------------------------------------------------------------------------

Commonwealth of Canada
   4.250% due 12/01/26                          C$         101           71
                                                                  ----------
Total Foreign Currency-Denominated Issues                                71
                                                                  ==========
(Cost $68)

----------------------------------------------------------------------------
 Short-Term Instruments - 8.7%
----------------------------------------------------------------------------

Discount Notes - 1.9%

Caisse d'Amortissement
   5.420% due 10/23/96                           $         100          100
Federal Home Loan Mortgage Corp.
   5.290% due 11/13/96                                     100           99
                                                                  ----------
                                                                        199
                                                                  ==========

Repurchase Agreement - 5.2%

State Street Bank
   4.750% due 10/01/96                                     540          540
                                                                  ----------
   (Dated 09/30/96. Collateralized by
   U.S. Treasury Note 6.000% 08/31/97
   valued at $543,613. Repurchase
   proceeds are $540,071.)

U.S. Treasury Bills - 1.6%

   5.011% due 10/24/96-11/14/96 (b)                        170          169
                                                                  ----------
Total Short-Term Instruments                                            908
                                                                  ==========
(Cost $908)

================================================================================

Total Investments (a) - 102.2%                                    $  10,607
(Cost $10,543)

Other Assets and Liabilities (Net) - (2.2%)                            (229)
                                                                  ----------

Net Assets - 100.0%                                               $  10,378
                                                                  ==========


Notes to Schedule of Investments ($ in thousands):

(a)At September 30, 1996, the net unrealized appreciation
   (depreciation) of investments based on cost for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for
   all investments in which there was an excess
   of value over tax cost.                                        $      81

   Aggregate gross unrealized depreciation for
   all investments in which there was an excess
   of tax cost over value.                                              (17)
                                                                  ----------

   Unrealized appreciation-net                                    $      64
                                                                  ==========

(b)Securities with an aggregate market value of $169 have been segregated with the custodian to cover margin requirements for the following open future contracts at September 30, 1996:


                                                                  Unrealized
Type                                           Contracts        Appreciation
----------------------------------------------------------------------------

S&P 500 Index (12/96)                                  9          $     137
U.S. Treasury 5 Year Note (12/96)                      9                 11
U.S. Treasury 10 Year Note (12/96)                    12                 21
U.S. Treasury 30 Year Bond (12/96)                     5                  5
                                                                  ----------
                                                                  $     174
                                                                  ==========

(c)Foreign forward currency contracts outstanding at September 30, 1996:

                        Principal
                           Amount
                          Covered          Expiration            Unrealized
Type                  by Contract               Month          Appreciation
----------------------------------------------------------------------------

Sell        C$                 94               09/97             $       0

(d)Variable rate security.  The rate listed is as of September 30, 1996.

(e)Swap agreement outstanding at September 30, 1996:

                                                Notional         Unrealized
Type                                              Amount       Depreciation
----------------------------------------------------------------------------

Receive total return on S&P 500 Index
and pay floating rate based on 1 month LIBOR.

Broker: Lehman Brothers
Exp. 12/31/96                                 $    3,016          $     (74)

(f)Principal amount denoted in indicated currency:

            C$ - Canadian Dollar

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

September 30, 1996 (unaudited)


1. Significant Accounting Policies

PIMCO Funds (the "Trust") was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no-load, open-end investment management company. The Trust currently consists of 18 separate investment funds (the "Funds"): the Total Return Fund; the Total Return Fund II; the Total Return Fund III; the Low Duration Fund; the Low Duration Fund II; the Low Duration Fund III; the ShortTerm Fund; the LongTerm U.S. Government Fund; the Foreign Fund; the Global Fund; the High Yield Fund; the Money Market Fund; the StocksPLUS Fund; the StocksPLUS Short Strategy Fund; the Strategic Balanced Fund; the Moderate Duration Fund; the Commercial Mortgage Securities Fund; and the International Fund (available only to private account clients of PIMCO). The semi-annual report for the International Fund is provided separately. Effective June 30, 1996, and July 31, 1996, respectively, two series of the Trust, the VersaSTYLE Equity Fund II and the Growth Stock Fund were closed. The semi-annual reports for these Funds are also provided separately. The Moderate Duration, Commercial Mortgage Securities, Low Duration III and StocksPLUS Short Strategy Funds had not commenced operations as of September 30, 1996. The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Foreign currency amounts are converted to U.S. dollars using foreign exchange quotations received from independent dealers. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Delayed Delivery Transactions. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed below.

Credit Quality. The credit quality pie charts included in Investment Performance represent the credit quality of all fixed income securities. The rating assigned to each security is the higher of that reported by Moody's or Standard & Poor's. If the security is not rated by either Moody's or Standard & Poor's, the Adviser assigns a rating that is comparable in quality.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the accretion of discounts and amortization of premiums.

Dividends and Distributions to Shareholders. Dividends from net investment income of each Fund except the StocksPLUS and Strategic Balanced Funds are declared on each day the Trust is open for business and are distributed to shareholders monthly. Dividends from net investment income of the StocksPLUS and Strategic Balanced Funds are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year. Foreign exchange gains or losses on investments and the income generated from such investments, arising from fluctuations of exchange rates of the non-dollar denominated investments relative to the U.S. dollar, are reported to shareholders as income in accordance with the provisions of the Internal Revenue Code.
     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income and accumulated undistributed net realized gains in order to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Commencement of Multiclass Operations. On August 23, 1994, each Fund within the PIMCO Funds was authorized to offer investors a choice of two classes of shares, the Institutional Class and the Administrative Class. Each class has equal rights as to assets and voting privileges, while each has exclusive rights with respect to its distribution plan. The Total Return, Total Return II, Low Duration, Short-Term, High Yield, Money Market and Global Funds commenced multiclass operations on September 7, 1994, November 30, 1994, December 31, 1994, February 1, 1996, January 16, 1995, January 24, 1995 and August 1, 1996,
respectively. None of the other PIMCO Funds had commenced multiclass operations as of September 30, 1996. Income and non-class specific expenses are allocated daily to each class of shares based on the relative value of settled shares as of the beginning of each day, adjusted for purchase orders received in Federal Funds prior to 12:00 p.m., Eastern time. Realized and unrealized capital gains and losses are allocated to each class of shares based on relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures and Options. Each Fund (except the Money Market Fund) is authorized to enter into futures contracts and options. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal

September 30, 1996 (unaudited)


liability which is marked-to-market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Contracts. Each Fund (except the Total Return II, Low Duration II, Long-Term U.S. Government, High Yield and Money Market Funds) is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The aggregate principal amounts of the contracts for which delivery is anticipated are recorded in the Fund's account, while such amounts are not recorded if the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Fund records realized gains or losses at the time the forward contract is extinguished by entry into a closing transaction or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. Each Fund (except the Money Market Fund) is authorized to enter into interest rate, index and currency exchange swap agreements. PIMCO uses these agreements in order to obtain a desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The agreements involve elements of credit risk identified as the cost of replacing those agreements for which PIMCO is in a net receivable position in the event of counterparty default.
     At September 30, 1996, the StocksPLUS and Strategic Balanced Funds were parties to S & P 500 Index swap agreements. The agreements involve the contractual exchange of payments whereby the Funds will receive proceeds based on the total return of the S & P 500 Index and pay an amount based on LIBOR. The differential to be paid or received is recognized daily over the life of the agreement. For the period ended September 30, 1996, net income of $3,288,674 and $51,666, respectively, was derived from the agreements and is included in interest income of the Funds.

Forward Sales. The following securities were subject to outstanding forward sale commitments at September 30, 1996 (amounts in thousands):

                                           Principal
Foreign Fund                                  Amount           Value       Proceeds
------------------------------------------------------------------------------------
Commonwealth of Canada         C$             28,600        $ 22,148       $ 21,838
Government of Japan            JY          5,749,000          58,256         58,138
Kingdom of Denmark             DK             22,400           4,155          4,119
Kingdom of Netherlands         DG            184,100         112,582        114,635
Kingdom of Spain               SP            781,000           7,101          6,959
United Kingdom Gilt            BP             27,500          42,385         42,076
                                                           -------------------------
                                                            $246,627       $247,765
                                                           =========================

                                           Principal
Global Fund                                   Amount           Value       Proceeds
------------------------------------------------------------------------------------
Commonwealth of Canada         C$             43,200        $ 33,454       $ 32,994
Government of Japan            JY          1,378,000          14,298         14,276
Kingdom of Denmark             DK             11,000           2,040          2,023
Kingdom of Netherlands         DG            112,400          68,736         70,094
Kingdom of Spain               SP            387,000           3,518          3,448
Kingdom of Sweden              SK             20,500           3,427          3,380
United Kingdom Gilt            BP             13,220          20,376         20,227
                                                           -------------------------
                                                            $145,849       $146,442
                                                           =========================

Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.  Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund as follows: Money Market Fund - 0.15%, StocksPLUS and Strategic Balanced Funds - 0.40% and all other Funds - 0.25%.

Administration Fee. PIMCO also serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each Fund's average daily net assets at the annual rate of 0.18% for the Total Return and Low Duration Funds, 0.20% for the Money Market and Short-Term Funds, 0.30% for the Global Fund and 0.25% for all other Funds.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Dual Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. Each unaffiliated Trustee receives an annual retainer of $20,000, plus $2,500 for each Board of Trustees meeting attended, plus reimbursement of related expenses. These expenses are allocated to the Funds of the Trust according to their respective net assets.

Related Party Transactions. PIMCO Advisors Distribution Company ("PADCO"), an indirect wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. Under the contract, all expenses relating to the distribution of Trust shares will be paid by the Adviser, the Administrator or PADCO out of past profits and resources which may include fees received by the Adviser.

September 30, 1996 (unaudited)


3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 1996 were as follows ($ in thousands):

                                      U.S. Government/Agency                           All Other
                                     -----------------------------------------------------------------
                                     Purchases          Sales                 Purchases          Sales
------------------------------------------------------------------------------------------------------

Total Return Fund                  $10,845,802     $8,541,894                  $977,722     $2,124,739
Total Return Fund II                   825,079        733,227                         0         31,250
Total Return Fund III                  114,994         77,888                     1,675         15,362
Low Duration Fund                    3,010,129      3,044,551                   274,974        327,180
Low Duration Fund II                   379,149        382,035                    12,538          4,975
Short-Term Fund                         27,777         26,662                    45,452         28,797
Long-Term U.S. Gov't. Fund              58,558         63,009                         0          1,373
Foreign Fund                                 0          4,470                 2,527,309      2,580,715
Global Fund                                  0            620                 1,132,733      1,036,628
High Yield Fund                         31,315          9,985                   350,987        166,432
StocksPLUS Fund                         28,197         24,104                    38,034         17,469
Strategic Balanced Fund                  6,009          3,087                     6,901              3

4. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows ($ in thousands):

                                Total        Total        Total          Low          Low
                               Return    Return II   Return III     Duration  Duration II    Short-Term
                             ---------------------------------------------------------------------------
                             -------------------------------- Premium ----------------------------------

Balance at 3/31/96           $ 11,679     $    233     $     79     $      0      $     0      $      0
Sales                          21,817        1,576          556        3,980          312            21
Closing Buys                        0            0            0            0            0             0
Expirations                    (1,276)           0            0            0            0             0
Exercised                     (11,189)        (233)         (79)           0            0             0
                             ---------------------------------------------------------------------------
Balance at 9/30/96           $ 21,031     $  1,576     $    556     $  3,980      $   312      $     21
                             ===========================================================================

                            Long-Term                                           Strategic
                           U.S. Gov't.     Foreign       Global   StocksPLUS     Balanced
                           --------------------------------------------------------------
                           ----------------------------------- Premium ------------------

Balance at 3/31/96            $     4     $     80     $     40     $      0     $      0
Sales                              41            0            0           31            1
Closing Buys                        0            0            0            0           (1)
Expirations                         0          (80)         (40)           0            0
Exercised                          (4)           0            0            0            0
                           --------------------------------------------------------------
Balance at 9/30/96            $    41     $      0     $      0     $     31     $      0
                           ==============================================================

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares in thousands):

                                           Total      Total       Total       Total                     Low
                                          Return     Return   Return II   Return II        Total   Duration
Period Ended September 30, 1996          Inst'l.     Admin.     Inst'l.      Admin.   Return III    Inst'l.
------------------------------------------------------------------------------------------------------------

Shares sold                              173,911      7,148       4,340         108       1,535      49,744
Issued as reinvestment of dividends       28,266        381       1,466          12         503       7,587
Shares redeemed                          (93,436)    (4,532)     (6,917)         (3)       (335)    (56,732)
                                        --------------------------------------------------------------------
Net increase (decrease)                  108,741      2,997      (1,111)        117       1,703         599
                                        ====================================================================

                                             Low                   Short-     Short-         Long-
                                        Duration           Low       Term       Term          Term
Period Ended September 30, 1996           Admin.   Duration II    Inst'l.     Admin.   U.S. Gov't.    Foreign
--------------------------------------------------------------------------------------------------------------

Shares sold                                  185         3,199      7,839        474           353      5,372
Issued as reinvestment of dividends           10           789        307          1            84        335
Shares redeemed                              (55)       (3,586)    (5,543)      (641)       (1,460)   (11,440)
                                         --------------------------------------------------------------------
Net increase (decrease)                      140           402      2,603       (166)       (1,023)    (5,733)
                                         ====================================================================

                                                                     High       High         Money     Money
                                          Global        Global      Yield      Yield        Market    Market
Period Ended September 30, 1996          Inst'l.     Admin.(a)    Inst'l.     Admin.       Inst'l.    Admin.
-------------------------------------------------------------------------------------------------------------

Shares sold                                2,295             2     22,333        630        26,010         4
Issued as reinvestment of dividends          287             0      2,634          7           725         0
Shares redeemed                             (552)            0     (6,130)      (456)      (24,370)       (2)
                                         --------------------------------------------------------------------
Net increase                               2,030             2     18,837        181         2,365         2
                                         ====================================================================

                                                       Strategic
Period Ended September 30, 1996        StocksPLUS   Balanced (b)
----------------------------------------------------------------

Shares sold                                 2,818          1,003
Issued as reinvestment of dividends           486              0
Shares redeemed                            (1,286)             0
                                       -------------------------
Net increase                                2,018          1,003
                                       =========================

(a) From commencement of operations, August 1, 1996.
(b) From commencement of operations, June 28, 1996.

                                           Total      Total      Total      Total                     Low
                                          Return     Return  Return II  Return II        Total   Duration
Year Ended March 31, 1996                Inst'l.     Admin.    Inst'l.     Admin.   Return III    Inst'l.
----------------------------------------------------------------------------------------------------------

Shares sold                              342,019     11,183      3,595         23        4,560    141,847
Issued as reinvestment of dividends       56,475        373      1,714         12        1,000     14,360
Shares redeemed                         (124,938)    (2,289)    (2,564)        (8)      (1,040)  (126,025)
                                        ------------------------------------------------------------------
Net increase                             273,556      9,267      2,745         27        4,520     30,182
                                        ==================================================================


                                              Low                   Short-       Short-         Long-
                                         Duration           Low       Term         Term          Term
Year or Period Ended March 31, 1996        Admin.   Duration II    Inst'l.    Admin.(a)   U.S. Gov't.   Foreign
----------------------------------------------------------------------------------------------------------------

Shares sold                                   267        16,787     13,481          435         2,022     7,828
Issued as reinvestment of dividends             8         1,339        498            0           372     1,752
Shares redeemed                               (99)       (9,818)   (12,924)         (32)       (2,415)   (9,773)
                                         -----------------------------------------------------------------------
Net increase (decrease)                       176         8,308      1,055          403           (21)     (193)
                                         =======================================================================

                                                       High       High      Money      Money
                                                      Yield      Yield     Market     Market
Year Ended March 31, 1996                 Global    Inst'l.     Admin.    Inst'l.     Admin.  StocksPLUS
---------------------------------------------------------------------------------------------------------

Shares sold                                5,338     27,025         90     23,183          4      10,056
Issued as reinvestment of dividends          873      3,932          2        387          0       1,556
Shares redeemed                             (649)   (14,184)        (4)    (5,376)        (4)     (2,440)
                                          ---------------------------------------------------------------
Net increase                               5,562     16,773         88     18,194          0       9,172
                                          ===============================================================

(a) From commencement of operations, February 1, 1996

September 30, 1996 (unaudited)


6.  Federal Income Tax Matters

As of March 31, 1996, Low Duration Fund, Low Duration Fund II, Short-Term Fund, and Foreign Fund have remaining capital loss carryforwards that were realized in the prior year of $6,262,969, $469,149, $122,770 and $1,519,059, respectively.

     These capital losses are available to offset future realized capital gains through March 31, 2003. Each Fund will resume capital gains distributions in the future to the extent gains are realized in excess of the available carryforwards.

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Funds. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $83 billion on behalf of mutual fund and institutional clients located around the world.

Pacific Investment Management Company is one of six investment advisory firms which form PIMCO Advisors L.P., the nation's fourth largest publicly traded investment management concern with combined assets under management in excess of $104 billion. Widely recognized for providing consistent performance and high-quality client service, the six affiliated firms are:

Pacific Investment Management Company/Newport Beach, California
Columbus Circle Investors/Stamford, Connecticut
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
Blairlogie Capital Management/Edinburgh, Scotland

Units of PIMCO Advisors L.P. trade on the New York Stock Exchange under the ticker symbol "PA."





Trustees and Officers
  Brent R. Harris Chairman and Trustee
  Guilford C. Babcock Trustee
  Vern O. Curtis Trustee
  Thomas P. Kemp Trustee
  WIlliam J. Popejoy Trustee
  R. Wesley Burns President
  Garlin G. Flynn Secretary
  John P. Hardaway Treasurer

Investment Advisor and Administrator
  Pacific Investment Management Company
  840 Newport Center Drive, Suite 360
  Newport Beach, California 92660

Transfer Agent and Custodian
  Investors Fiduciary Trust Company
  127 West 10th Street
  Kansas City, Missouri 64105

Counsel
  Dechert Price and Rhoads
  1500 K Street N.W.
  Washington, D.C. 20005

Independent Accountants
  Price Waterhouse LLP
  1055 Broadway
  Kansas City, Missouri 64105

This report is submitted for the general information of the shareholders of the PIMCO
Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the PIMCO Funds, which contains information covering its investment policies as well as other pertinent information.







                                     PIMCO
                                     840 Newport Center Drive, Suite 360
                                     Newport Beach, CA 92660
                                     800-927-4648

                          PART C.  OTHER INFORMATION
                          --------------------------

Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a) Financial statements for the Trust as of March 31, 1996, and for its fiscal year then ended, including notes thereto, and the reports of Price Waterhouse LLP thereon, dated May 10, 1996 are incorporated by reference from the Annual Report. Financial Statements for the Trust as of September 30, 1996, including the notes thereto, which are unaudited are incorporated by reference from the Semi-Annual Report. Financial statements for the Global Bond Fund II (prior to January 17, 1997, the Global Income Fund) as of September 30, 1996, and a related report of Coopers & Lybrand L.L.P. will be incorporated by reference into a subsequent post-effective amendment filed pursuant to Rule 485(b) prior to the effective date of this amendment.

     (b)  Exhibits

      (1) (i)  Declaration of Trust of Registrant/1/

         (ii) Establishment and Designation of Global, Foreign, Low Duration South Africa Free and Total Return South Africa Free Portfolios as Series of Registrant/5/

        (iii) Establishment and Designation of High Yield, Low Duration II and Total Return II Portfolios as Series of Registrant/6/

         (iv) Establishment and Designation of Income and Capital Preservation Portfolio I and Income and Capital Preservation Portfolio II as Series of Registrant/7/

          (v) Amended and Restated Establishment and Designation of Series of Shares of Registrant/8/

         (vi)  Amended Designation of Two Series of Registrant/8/

        (vii) Second Amended and Restated Establishment and Designation of Series of Shares of Registrant/9/

       (viii) Establishment and Designation of Moderate Duration and VersaSTYLE Equity Funds as Series of Registrant/10/

         (ix)  Amended Designation of Two Series of Registrant/14/

          (x) Establishment and Designation of StocksPLUS Short Strategy Fund as Series of Registrant/15/

         (xi) Redesignation of One Existing Series and Establishment and Designation of Two New Series of Registrant/16/

        (xii)  Form of Redesignation of One Series of Registrant/17/

       (xiii)  Establishment and Designation of One Additional Series of
               Shares and Amended and Restated Establishment and Designation of Series of Shares of Registrant/20/

       (xiv)   Amended Designation of Five Existing Series of Registrant/20/

        (xv) Establishment and Designation of One Additional Series of Shares of Registrant/20/

      (2)      By-laws of Registrant/1/

      (3)      Not applicable

      (4)      Not applicable

      (5) (i)  Investment Advisory Contract/2/

         (ii) Supplements to Investment Advisory Contract Relating to Global, Foreign, Low Duration South Africa Free and Total Return South Africa Free Portfolios/5/

        (iii)  Supplements to Investment Advisory Contract Relating to
               High Yield, Low Duration II and Total Return II Portfolios/6/

         (iv) Supplements to Investment Advisory Contract Relating to Income and Capital Preservation Portfolio I and Income and Capital Preservation Portfolio II/7/

          (v) Form of Supplements to Investment Advisory Contract Relating to Moderate Duration Fund and VersaSTYLE Equity Fund/10/

         (vi)  Form of Amended Investment Advisory Contract/11/

        (vii)  Form of Supplement to Investment Advisory Contract/12/

       (viii) Form of Supplement to Investment Advisory Contract Relating to StocksPLUS Short Strategy Fund/15/

         (ix)  Supplements to Investment Advisory Contract/16/

          (x) Form of Supplement to Investment Advisory Contract Relating to Global Bond Fund II/20/

         (xi) Form of Supplement to Investment Advisory Contract Relating to Real Return Bond Fund/20/

      (6) (i)  Distribution Contract/2/

         (ii) Supplement to Distribution Contract Relating to Global, Foreign, Low Duration South Africa Free and Total Return South Africa Free Portfolios/5/

        (iii) Supplement to Distribution Contract Relating to High Yield, Low Duration II and Total Return II Portfolios/6/

         (iv) Supplements to Distribution Contract Relating to Income and Capital Preservation Portfolio I and Income and Capital Preservation Portfolio II/7/

          (v)  Form of Distribution Contract as Amended May 31, 1994/9/

         (vi) Form of Supplements to Distribution Contract Relating to Moderate Duration Fund and VersaSTYLE Equity Fund/10/

        (vii)  Form of Amended Distribution Contract/11/

       (viii) Form of Supplement to Distribution Contract Relating to StocksPLUS Short Strategy Fund/15/

         (ix)  Supplements to Distribution Contract/16/

          (x)  Form of Distribution Contract/18/

         (xi) Form of Supplement to Distribution Contract Relating to Real Return Bond Fund/20/
      (7)      Not applicable

      (8)      Custodian Agreement/4/

      (9)      Transfer Agency Agreement/4/

     (10) (i)  Opinion of Counsel/13/

         (ii)  Consent of Counsel/3/

     (11)      Accountants' Consent/19/

     (12)      Not applicable

     (13)      Not applicable

     (14)      Not applicable

     (15) (i)  Form of Distribution Plan for Administrative Class Shares/9/

         (ii)  Administrative Services Contract/2/

        (iii) Supplements to Administrative Services Contract relating to Global, Foreign, Low Duration South Africa Free and Total Return South Africa Free Portfolios/5/

         (iv) Supplement to Administrative Services Contract Relating to High Yield, Low Duration II and Total Return II Portfolios/6/

          (v) Supplements to Administrative Services Contract Relating to Income and Capital Preservation Portfolio I and Income and Capital Preservation Portfolio II/7/

         (vi) Form of Administrative Services Plan for Administrative Class Shares/9/

        (vii) Form of Supplements to Administrative Services Contract Relating to Moderate Duration Fund and VersaSTYLE Equity Fund/10/

       (viii)  Form of Amended Administrative Services Contract/11/

         (ix)  Form of Amended Administrative Services Contract/12/

          (x) Form of Supplement to Administration Agreement Relating to StocksPLUS Short Strategy Fund/16/

         (xi)  Supplements to Administration Agreement/16/

        (xii)  Form of Amendment to Administration Agreement/18/

       (xiii) Form of Distribution and Servicing Plan for Class A shares/18/

        (xiv) Form of Distribution and Servicing Plan for Class B shares/18/

         (xv) Form of Distribution and Servicing Plan for Class C shares/18/

        (xvi) Form of Supplement to Administration Agreement Relating to Real Return Bond Fund/20/

     (16)      Calculation of Performance/12/

     (17)      Financial Data Schedule/19/

     (18) (i)  Dual-Class Plan/12/

         (ii)  Amended Dual-Class Plan/16/

        (iii) Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3/18/

/1/ Filed with initial Registration Statement on February 19, 1987 (File No. 33-12113).

/2/   Filed with Pre-Effective Amendment No. 2 on April 21, 1987.

/3/   Filed with Pre-Effective Amendment No. 4 on May 5, 1987.

/4/   Filed with Post-Effective Amendment No. 3 on August 1, 1988.

/5/   Filed with Post-Effective Amendment No. 8 on August 3, 1990.

/6/   Filed with Post-Effective Amendment No. 10 on May 31, 1991.

/7/   Filed with Post-Effective Amendment No. 12 on August 29, 1991.

/8/   Filed with Post-Effective Amendment No. 15 on June 1, 1992.

/9/   Filed with Post-Effective Amendment No. 20 on June 1, 1994.

/10/  Filed with Post-Effective Amendment No. 21 on August 1, 1994.

/11/  Filed with Post-Effective Amendment No. 22 on November 30, 1994.

/12/  Filed with Post-Effective Amendment No. 23 on June 1, 1995.

/13/  Filed with Registrant's Rule 24f-2 Notice.

/14/  Filed with Post-Effective Amendment No. 24 on July 31, 1995.

/15/  Filed with Post-Effective Amendment No. 27 on January 16, 1996.

/16/  Filed with Post-Effective Amendment No. 28 on April 1, 1996.

/17/  Filed with Post-Effective Amendment No. 29 on June 14, 1996.

/18/ Filed with Registration Statement on Form N-14 (File No. 333-12871) on September 27, 1996.

/19/  Filed herewith.

/20/ To be filed by post-effective amendment prior to effectiveness of this amendment.

Item 25.  Persons Controlled by or Under Common Control With Registrant
          -------------------------------------------------------------

          No person is controlled by or under common control with the Registrant.

Item 26.  Number of Holders of Securities
          -------------------------------

          As of December 13, 1996, the number of record holders of each Fund and Class thereof of the Registrant were as follows:

                                                     Class
                                                     -----

                                  Institutional  Administrative  A  B  C
                                  -------------  --------------  -  -  -
     Fund
     ----
     Money Market                     185                1       0  0  0
     Short-Term                       108                2       0  0  0
     Low Duration                     549                8       0  0  0
     Low Duration II                   49                0       0  0  0
     Low Duration III                   0                0       0  0  0
     Moderate Duration                  0                0       0  0  0
     High Yield                       127                5       0  0  0
     Total Return                    1235               43       0  0  0
     Total Return II                  178                7       0  0  0
     Total Return III                  22                0       0  0  0
     Commercial Mortgage
      Securities                        0                0       0  0  0
     Long-Term U.S. Government         20                0       0  0  0
     Foreign Bond                      50                0       0  0  0
     Global Bond                       43                2       0  0  0
     Global Bond II                     0                0       0  0  0
     International Bond               108                0       0  0  0
     StocksPLUS                        53                0       0  0  0
     StocksPLUS Short Strategy          0                0       0  0  0
     Strategic Balanced                 4                0       0  0  0

Item 27.  Indemnification
          ---------------

          Reference is made to Article IV of the Registrant's Declaration of Trust, which was filed with the Registrant's initial Registration Statement.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          PIMCO, the investment adviser to the Trust, is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partner of PIMCO Advisors is PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual"), and PIMCO Partners LLC, a limited liability company controlled by the PIMCO Managing Directors.

          The directors and officers of PIMCO and their business and other connections are as follow:


Name                       Business and Other Connections
----                       ------------------------------
Allan, George C.           Vice President, PIMCO and PIMCO Management, Inc.

Arnold, Tamara J.          Vice President, PIMCO and PIMCO Management, Inc.

Barbi, Leslie A.           Vice President, PIMCO and PIMCO Management, Inc.

Benz, William R. II        Executive Vice President, PIMCO and PIMCO
                           Management, Inc.

Brynjolfsson, John B.      Vice President, PIMCO and PIMCO Management, Inc.

Name                       Business and Other Connections
----                       ------------------------------

Burns, R. Wesley           Executive Vice President, PIMCO and PIMCO
                           Management, Inc.; President of the Trust and PIMCO
                           Commercial Mortgage Securities Trust, Inc.; Vice
                           President, PIMCO Funds:  Equity Advisors Series,
                           PIMCO Advisors Funds and Cash Accumulation
                           Trust.

Cupps, Wendy W.            Vice President, PIMCO and PIMCO Management, Inc.

Daniels, Charles M. III    Executive Vice President, PIMCO and PIMCO
                           Management, Inc.

Dunn, Anita                Vice President, PIMCO and PIMCO Management, Inc.

Edington, David H.         Managing Director, PIMCO; Director and Managing
                           Director, PIMCO Management, Inc.; Member of PIMCO
                           Partners LLC.

Ehlert, Benjamin A.        Executive Vice President, PIMCO and PIMCO
                           Management, Inc.

Ettl, Robert A.            Vice President, PIMCO and PIMCO Management, Inc.

Fitzgerald, Robert M.      Treasurer, PIMCO, Cadence Capital Management, Inc.,
                           NFJ Management, Inc., Parametric Management Inc., and
                           StocksPLUS Management Inc.; Assistant Treasurer
                           Cadence Capital Management; Senior Vice President,
                           Finance and Controller, Columbus Circle Investors and
                           Columbus Circle Investors Management Inc.; Chief
                           Financial Officer, Senior Vice President-Finance and
                           Controller, PIMCO Advisors and PIMCO Advisors
                           Distribution Company.

Gross, William H.          Managing Director, PIMCO; Director and Managing
                           Director, PIMCO Management, Inc.; Director and Vice
                           President, StocksPLUS Management, Inc.; Senior Vice
                           President of the Trust; Member of Equity and Operating Boards, PIMCO Advisors; Member of PIMCO
                           Partners LLC.

Hague, John L.             Managing Director, PIMCO; Director and Managing
                           Director, PIMCO Management, Inc.; Member of PIMCO
                           Partners LLC.

Hally, Gordon C.           Executive Vice President, PIMCO and PIMCO
                           Management, Inc.

Hamalainen, Pasi M.        Vice President, PIMCO and PIMCO Management, Inc.

Name                       Business and Other Connections
----                       ------------------------------

Hardaway, John P.          Vice President, PIMCO and PIMCO Management, Inc.;
                           Treasurer of the Trust, PIMCO Commercial Mortgage
                           Securities Trust, Inc., PIMCO Advisors Funds and Cash
                           Accumulation Trust; Vice President and Treasurer,
                           PIMCO Funds: Equity Advisors Series.

Harris, Brent R.           Managing Director, PIMCO; Director and Managing
                           Director, PIMCO Management, Inc.; Director and Vice
                           President, StocksPLUS Management, Inc.; Trustee and
                           Chairman of the Trust and PIMCO Commercial Mortgage
                           Securities Trust, Inc.; Member of Operating Board,
                           PIMCO Advisors; Member of PIMCO Partners LLC.

Hodge, Douglas M.          Senior Vice President, PIMCO and PIMCO
                           Management, Inc.

Holden, Brent L.           Executive Vice President, PIMCO and PIMCO
                           Management, Inc.

Holloway, Dwight F., Jr.   Vice President, PIMCO and PIMCO Management, Inc.

Howe, Jane T.              Vice President, PIMCO and PIMCO Management, Inc.

Isberg, Margaret E.        Executive Vice President, PIMCO and PIMCO
                           Management, Inc.; Senior Vice President of the Trust.

Loftus, John S.            Executive Vice President, PIMCO and PIMCO
                           Management, Inc.; Vice President and Assistant
                           Secretary, StocksPLUS Management, Inc.

Meiling, Dean S.           Managing Director, PIMCO; Director and Managing
                           Director, PIMCO Management, Inc.; Vice President of the Trust and PIMCO Commercial Mortgage Securities
                           Trust, Inc.; Member of Operating Board, PIMCO
                           Advisors; Member of PIMCO Partners, LLC.

Otterbein, Thomas J.       Vice President, PIMCO and PIMCO Management, Inc.

Muzzy, James F.            Managing Director, PIMCO; Director and Managing
                           Director, PIMCO Management, Inc.; Director and Vice
                           President, StocksPLUS Management, Inc.; Vice
                           President of the Trust; Member of Operating Board,
                           PIMCO Advisors; Member of PIMCO Partners LLC.

Name                       Business and Other Connections
----                       ------------------------------

Podlich, William F. III    Managing Director, PIMCO; Director and Managing
                           Director, PIMCO Management, Inc.; Vice President,
                           PIMCO Commercial Mortgage Securities Trust, Inc.,
                           Member of Equity and Operating Boards, PIMCO
                           Advisors; Member of PIMCO Partners LLC.

Powers, William C.         Managing Director, PIMCO; Director and Managing
                           Director, PIMCO Management, Inc.; Senior Vice
                           President, PIMCO Commercial Mortgage Securities
                           Trust, Inc., Member of Operating Boards, PIMCO
                           Advisors; Member of PIMCO Partners LLC.

Rabinovitch, Frank B.      Managing Director, PIMCO; Director and Managing
                           Director, PIMCO Management, Inc.; Member of PIMCO
                           Partners LLC.

Rennie, Edward P.          Senior Vice President, PIMCO and PIMCO Management,
                           Inc.

Roney, Scott L.            Vice President, PIMCO and PIMCO Management, Inc.

Rosborough, Michael J.     Vice President, PIMCO and PIMCO Management, Inc.

Sargent, Jeffrey M.        Vice President, PIMCO, PIMCO Management, Inc., the
                           Trust, PIMCO Commercial Mortgage Securities Trust,
                           Inc. and PIMCO Funds: Equity Advisors Series.

Schmider, Ernest L.        Senior Vice President, Secretary, Chief
                           Administrative and Legal Officer, PIMCO and PIMCO
                           Management, Inc.; Vice President-Legal and Assistant
                           Secretary, PIMCO Advisors; Director and Assistant
                           Secretary, Assistant Treasurer, StocksPLUS
                           Management, Inc.

Scholey, Leland T.         Senior Vice President, PIMCO, PIMCO Management, Inc.
                           and the Trust.

Seliga, Denise C.          Vice President, PIMCO and PIMCO Management, Inc.

Seymour, Rita J.           Vice President, PIMCO and PIMCO Management, Inc.

Thomas, Lee R.             Executive Vice President, PIMCO and PIMCO Management,
                           Inc.

Name                       Business and Other Connections
----                       ------------------------------

Thompson, William S.       Chief Executive Officer and Managing Director, PIMCO;
  Jr.                      Director, Managing Director and Chief Executive
                           Officer, PIMCO Management, Inc.; Director and
                           President, StocksPLUS Management, Inc.; Vice
                           President of the Trust and PIMCO Commercial Mortgage
                           Securities Trust, Inc.; Member of Equity Board and
                           Operating Committee, and Chairman and Member of
                           Operating Board, PIMCO Advisors; Member of PIMCO
                           Partners LLC.

Trosky, Benjamin L.        Managing Director, PIMCO and PIMCO Management, Inc.;
                           Senior Vice President, PIMCO Commercial Mortgage
                           Securities Trust, Inc.; Member of PIMCO Partners
                           LLC.

Venable, Robert S.         Vice President, PIMCO and PIMCO Management, Inc.

Wagner, Teresa A.          Vice President, PIMCO, PIMCO Management, Inc., the
                           Trust, PIMCO Commercial Mortgage Securities Trust,
                           Inc. and PIMCO Funds: Equity Advisors Series; Vice
                           President and Assistant Clerk, PIMCO Advisors Funds and Cash Accumulation Trust.

Ward, Andrew C.            Vice President, PIMCO and PIMCO Management, Inc.;
                           Senior Vice President of the Trust.

Weil, Richard M.           Assistant Secretary, PIMCO, PIMCO Management, Inc.,
                           Columbus Circle Investors, Columbus Circle Investors,
                           Inc., Cadence Capital Management, Cadence Capital
                           Management, Inc., NFJ Management, NFJ Management,
                           Inc., Parametric Management, Inc. and PIMCO Advisors
                           Distribution Company; Secretary, NFJ Investment
                           Group, Parametric Portfolio Associates, and
                           StocksPLUS Management, Inc.; Senior Vice President,
                           Lead Counsel, PIMCO.

Willner, Ram               Vice President, PIMCO and PIMCO Management, Inc.

Wilsey, Kristen M.         Vice President of the Trust, PIMCO and PIMCO
                           Management, Inc.

Wood, George H.            Vice President, PIMCO and PIMCO Management, Inc.

Yetter, Michael A.         Vice President, PIMCO and PIMCO Management, Inc.


The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92260.

The address of PIMCO Advisors, L.P. is 800 Newport Center Drive, Newport Beach, CA 92660.

The address of PIMCO Advisors Distribution Company is 2187 Atlantic Street, Stamford, CT 06902.

Item 29.  Principal Underwriters
          ----------------------

          (a) PIMCO Advisors Distribution Company (the "Distributor") serves as Distributor of Shares of the Trust. The Distributor also acts as the principal underwriter for PIMCO Funds: Equity Advisors Series. The Distributor is a wholly-owned subsidiary of PIMCO Advisors.

          (b)


Name and Principal              Positions and Offices      Positions and Offices
Business Address*                 with Underwriter            with Registrant
------------------              ---------------------      ---------------------

Badgley, William D.             Vice President                    None

Booth, Jeffrey L.               Vice President                    None

Bosch, James D.                 Vice President                    None

Cvengros, William D.            Director                          None

Fitzgerald, Robert M.           Chief Financial Officer,          None
                                Senior Vice President -
                                Finance and Controller

Gallagher, Michael J.           Vice President                    None

Gray, Ronald H.                 Vice President                    None

Janeczek, Edward W.             Vice President                    None

Kemraj, Jaishree B.             Asst. Vice President/
                                Asst. Controller                  None

Leasure, John O.                President & CEO, Director         None

Lynch, William E.               Regional Vice President           None

McCarthy, Jacqueline A.         Vice President                    None

McLaughlin, Richard J.          Vice President                    None

Meyers, Andrew J.               Executive Vice President          None

Moody, Paul R.                  Regional Vice President           None

Moyer, Fioja                    Vice President                    None

Pearlman, Joffrey H.            Vice President                    None

Name and Principal              Positions and Offices      Positions and Offices
Business Address*                 with Underwriter            with Registrant
------------------              ---------------------      ---------------------

Pisapia, Glynne                 Vice President                    None

Russell, Matthew M.             Vice President                    None

Schott, Newton B., Jr.          Senior Vice President/            None
                                Secretary, Director

Stone, David P.                 Vice President                    None

Thomas, William H., Jr.         Regional Vice President           None

Treadway, Stephen J.            Chairman and Director             None

Troyer, Paul H.                 Regional Vice President           None

Trumbore, Brian F.              Senior Vice President             None

Weil, Richard M.                Assistant Secretary               None
-------------

* The business address of all directors and officers of the Distributor is either 2187 Atlantic Street, Stamford, CT 06902 or 800 Newport Center Drive, Newport Beach, CA 92660.


     Item 30.  Location of Accounts and Records
               --------------------------------

               The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company, 840 Newport Center Drive, Newport Beach, California 92660 and at the offices of the Trust's Custodian, Investors Fiduciary Trust Company,
               127 West 10th Street, Kansas City, Missouri 64105.


     Item 31.  Management Services
               -------------------

               Not applicable


     Item 32.  Undertakings
               ------------

               (a)  Not applicable.

               (b) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act registration statement, or post-effective amendment thereto which provides for the addition of a new series of Registrant.

               (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

               (d) Registrant undertakes to call a meeting of shareholders for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of Registrant.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 32 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 20th day of December, 1996.

                                  PIMCO FUNDS
                                 (Registrant)

                   By:
                      -------------------------------------
                              R. Wesley Burns*++++
                                      President

                     *By: /s/ Robert W. Helm
                         -----------------------------------
                         Robert W. Helm, as attorney-in-fact

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                            Title           Date

--------------------------           Trustee         December 20, 1996
Guilford C. Babcock*+

--------------------------           Trustee         December 20, 1996
Thomas P. Kemp*+

--------------------------           Trustee         December 20, 1996
Brent R. Harris*+++

--------------------------           Trustee         December 20, 1996
William J. Popejoy* +++++

--------------------------           Trustee         December 20, 1996
Vern O. Curtis*++++++

--------------------------           President       December 20, 1996
R. Wesley Burns*++++                 (Principal
                                     Executive
                                     Officer)

--------------------------           Treasurer       December 20, 1996
John P. Hardaway++*                  (Principal
                                     Financial
                                     and Accounting
                                     Officer)

*By: /s/ Robert W. Helm
    -------------------
    Robert W. Helm,
    as attorney-in-fact

     -------------------
     + Pursuant to power of attorney filed with Post-Effective Amendment No. 1 to Registration Statement No. 33-12113 on November 6, 1987.
     ++ Pursuant to power of attorney filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-12113 on May 31, 1991.
     +++ Pursuant to power of attorney filed with Post-Effective Amendment No. 14 to Registration Statement No. 33-12113 on April 28, 1992.
     ++++ Pursuant to power of attorney filed with Post-Effective Amendment No. 20 to Registration Statement No. 33-12113 on June 1, 1995.
     +++++ Pursuant to power of attorney filed with Post-Effective Amendment No. 22 to Registration Statement No. 33-12113 on November 30, 1994.
     ++++++ Pursuant to power of attorney filed with Post-Effective Amendment No. 23 to Registration Statement No. 33-12113 on June 1, 1995.

                                  PIMCO Funds

                               INDEX TO EXHIBITS
                                   FILED WITH
                        POST-EFFECTIVE AMENDMENT NO. 32



EXHIBIT 11    Consent of Independent Accountants (EDGAR EXHIBIT 99.B11).

EXHIBIT 17    Financial Data Schedule (EDGAR EXHIBIT 27).